Exhibit 10.8

EXECUTION VERSION

Dated 28 March 2014

KYUDEN SARULLA PTE. LTD.

ORSARULLA INC.

PT MEDCO GEOPOWER SARULLA

SARULLA OPERATIONS LTD

SARULLA POWER ASSET LIMITED

as the Borrower

ASIAN DEVELOPMENT BANK

as ADB (in certain capacities)

JAPAN BANK FOR INTERNATIONAL COOPERATION

as JBIC

CERTAIN FINANCIAL INSTITUTIONS

as the Covered Lenders

CERTAIN FINANCIAL INSTITUTIONS

as the Hedging Counterparties

MIZUHO BANK, LTD.

as the Intercreditor Agent, the Covered Lenders Facility Agent and the JBIC Facility Agent

MIZUHO BANK (USA)

as the Offshore Security Agent

PT. BANK MIZUHO INDONESIA

as the Onshore Security Agent

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

ING BANK N.V., TOKYO BRANCH

MIZUHO BANK, LTD.

NATIONAL AUSTRALIA BANK LIMITED

SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH

SUMITOMO MITSUI BANKING CORPORATION

as the Mandated Lead Arrangers

COMMON TERMS AGREEMENT

relating to the

SARULLA GEOTHERMAL POWER PROJECT

9 Raffles Place

#42-02 Republic Plaza

Singapore 048619

(65) 6536 1161 (Tel)

(65) 6536 1171 (Fax)

www.lw.com

THIS COMMON TERMS AGREEMENT (this “Agreement”) is dated 28 March 2014 and is made between:

(1)

KYUDEN SARULLA PTE. LTD., a limited liability company established under the laws of Singapore whose registered head office is at 158 Cecil Street, #11-01, Singapore 069545 (the “Kyushu Borrower Entity”);

(2)

ORSARULLA INC., an exempted company with limited liability incorporated in the Cayman Islands with registered number 186158 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Ormat Borrower Entity”);

(3)

PT MEDCO GEOPOWER SARULLA, a limited liability company established under the laws of Indonesia whose registered head office is at The Energy Building 50th Floor SCBD Lot 11A Jl. Jend Sudirman Kav. 52-53, Jakarta 12190, Indonesia (the “Medco Borrower Entity”);

(4)

SARULLA OPERATIONS LTD, an exempted company with limited liability incorporated in the Cayman Islands with registered number 196738 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Operator”);

(5)

SARULLA POWER ASSET LIMITED, an exempted company with limited liability incorporated in the Cayman Islands with registered number 189923 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Itochu Borrower Entity”);

(6)	ASIAN DEVELOPMENT BANK, an international organisation established by the Agreement Establishing the Asian Development Bank, in its individual capacity;

(7)

ASIAN DEVELOPMENT BANK, an international organisation established by the Agreement Establishing the Asian Development Bank, not in its individual capacity but solely in its capacity as an implementing entity of the Clean Technology Fund;

(8)

ASIAN DEVELOPMENT BANK, an international organisation established by the Agreement Establishing the Asian Development Bank, not in its individual capacity but solely in its capacity as an implementing entity of the Canadian Climate Fund for the Private Sector in Asia under the Clean Energy Financing Partnership Facility (established by the Government of Canada);

(9)	JAPAN BANK FOR INTERNATIONAL COOPERATION (“JBIC”);

(10)	CERTAIN FINANCIAL INSTITUTIONS now or hereafter party hereto as the Covered Lenders;

(11)	CERTAIN FINANCIAL INSTITUTIONS now or hereafter party hereto as the Hedging Counterparties;

(12)	MIZUHO BANK, LTD., as intercreditor agent for the Senior Secured Parties (in such capacity, the “Intercreditor Agent”);

(13)	MIZUHO BANK, LTD., as facility agent for the Covered Lenders (in such capacity, the “Covered Lenders Facility Agent”);

(14)	MIZUHO BANK, LTD., as facility agent for JBIC (in such capacity, the “JBIC Facility Agent”);

(15)	MIZUHO BANK (USA) as offshore security agent for the Senior Secured Parties (in such capacity, the “Offshore Security Agent”);

(16)

PT. BANK MIZUHO INDONESIA as onshore security agent for the Senior Secured Parties (in such capacity, the “Onshore Security Agent” and, together with the Offshore Security Agent, the “Security Agents”); and

(17)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., ING BANK N.V., TOKYO BRANCH, MIZUHO BANK, LTD., NATIONAL AUSTRALIA BANK LIMITED, Société Générale, TOKYO BRANCH and SUMITOMO MITSUI BANKING CORPORATION as the mandated lead arrangers (together, the “Mandated Lead Arrangers” and each, a “Mandated Lead Arranger”).

BACKGROUND

(A)

The Borrower proposes to design, develop, engineer, procure, construct, erect, commission, test, operate and maintain a geothermal power plant and related facilities and assets in Sarulla, North Sumatra, Indonesia, with an aggregate plant rated capacity of up to 330 MW (net) and whose output will be sold to PLN.

(B)	In order to assist the Borrower to implement the Project, the Borrower has requested that:

(i)

JBIC (1) provide to the Borrower the JBIC Facility in accordance with the terms and conditions of the JBIC Facility Agreement and this Agreement and (2) extend the EPRG to the Covered Lenders in respect of the Covered Lenders Facility;

(ii)	the Covered Lenders provide to the Borrower the Covered Lenders Facility in accordance with the terms and conditions of the Covered Lenders Facility Agreement and this Agreement;

(iii)	ADB provide to the Borrower the ADB Facility in accordance with the terms and conditions of the ADB Facility Agreement and this Agreement; and

(iv)	the Hedging Counterparties enter into the Hedging Agreements.

(C)

This Agreement, together with certain of the other Senior Finance Documents, sets out, amongst other things, the terms and conditions on which the Senior Lenders have agreed to provide the Senior Facilities to the Borrower.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, unless the context requires otherwise or unless otherwise defined in this Agreement, terms defined in the Intercreditor Deed shall have the same meaning where used in this Agreement and, in addition, the following terms have the following meanings:

“Abandonment”

means:

(a)           prior to the Lenders’ Completion Date, the cessation of all or substantially all of the construction activities related to all or any material part of the Field Facilities or all or a material part of the Electricity Generation Facilities (including, for the avoidance of doubt, any Generating Unit) in excess of forty five (45) consecutive days;

(b)          on and after the Lenders’ Completion Date:

(i)            placing all or any material part of the Field Facilities with respect to any Field or any of the Electricity Generating Facilities (including, for the avoidance of doubt, any Generating Unit) on a “care and maintenance” only basis; or

(ii)           the cessation of operation of all or any material part of the Field Facilities with respect to any Field or any of the Electricity Generating Facilities (including, for the avoidance of doubt, any Generating Unit), in each case, in excess of sixty (60) consecutive days; or

(c)           at any time, the Borrower ceases to have the right to possess and use on an exclusive and uninterrupted basis all or any material part of the Field Facilities with respect to any Field, the Electricity Generating Facilities, any Generating Unit or any other material Project Assets for the purpose of implementing the Project in the manner contemplated by the Transaction Documents, provided that, in no event shall Abandonment occur if:

(A)           any of the foregoing occurs due solely to a Force Majeure Event;

(B)            the Borrower is continuing to receive payment in full of the Electricity Charge for the relevant Generating Units under and in accordance with the ESC; or

(C)            the construction or operation of any one or more wells or well pads comprising any part of the Field Facilities is discontinued in circumstances where the construction or operation of such well(s) or well pad(s) is uneconomic or deemed by the Borrower to be unnecessary and the Borrower is otherwise continuing to implement the Project and perform its obligations under the Senior Finance Documents.

“Acceptable Equity Contribution LC”	has the meaning given to it in each Equity Support Deed.

“Account Banks”	means the Offshore Account Bank and the Onshore Account Bank.

“Accounts Agreement”

means the accounts agreement entered into or to be entered into by the Borrower, the Account Banks, the Intercreditor Agent, the Offshore Security Agent and the Onshore Security Agent in relation to the establishment, maintenance and operation of the Project Accounts.

“ADB”	means the Asian Development Bank in each of the capacities described in paragraphs (6) through (8) of the Preamble to this Agreement.

“ADB Board of Directors” or “ADB Board”	means the board of directors of ADB from time to time.

“ADB Commitment”	has the meaning given to it in the ADB Facility Agreement.

“ADB Event of Default”	has the meaning given to it in the ADB Facility Agreement.

“ADB Facility”

means the U.S. dollar denominated term loan facility made available to the Borrower under the ADB Facility Agreement and this Agreement, and which comprises ADB Tranche A, ADB Tranche B and ADB Tranche C.

“ADB Facility Agreement”	means the facility agreement dated on or about the Signing Date and entered into by the Borrower and ADB with respect to the ADB Facility.

“ADB Tranche A”	has the meaning given to it in the ADB Facility Agreement.

“ADB Tranche B”	has the meaning given to it in the ADB Facility Agreement.

“ADB Tranche C”	has the meaning given to it in the ADB Facility Agreement.

“Additional Drilling Contract”

means each contract (other than the Initial Drilling Contract) for the performance of drilling or related works (or both) with respect to the Project entered into by the Operator and another person as the drilling contractor.

“Additional Drilling Contractor”	means a drilling contractor (other than the Initial Drilling Contractor) counterparty to an Additional Drilling Contract.

“Additional Project Document”

means any contract or agreement (other than a Senior Finance Document) entered into by one or more Borrower Entities and any other person, or assigned or novated or otherwise transferred to any one or more Borrower Entities, which is not already a Project Document and which the Borrower Entity(ies) party to that contract or agreement were not restricted by the Senior Finance Documents from entering into.

“Advance”	means a cash loan made or to be made (as the context requires) under a Senior Facility pursuant to the relevant Senior Facility Agreement and this Agreement.

“Affiliate”	means, with respect to a person, a Subsidiary or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agents”	means the Intercreditor Agent, the Facility Agents and the Security Agents.

“AMDAL”

means the Environmental Impact Analysis (Analisa Mengenai Dampak Lingkungan) dated August 2009 comprised of:

(a)             environmental impact assessment report (Analisa Dampak Lingkungan or ANDAL);

(b)             environmental management plan (Rencana Pengelolaan Lingkungan or RKL);

(c)             environmental monitoring plan (Rencana Pemantauan Lingkungan or RPL); and

(d)             the addendum dated 26 July 2013, as amended or supplemented from time to time.

“Annual Period”	has the meaning given to it in Clause 18.5(a) (Operating Plan and Budget).
“Annual Unit Rated Capacity Test”	has the meaning given to it in the ESC.
“Applicable Accounting Standards”

means:

(a)             in respect of the Borrower’s Consolidated Financial Statements, generally accepted accounting principles, standards and practices as applied in Indonesia;

(b)             in respect of Medco’s financial statements, generally accepted accounting principles, standards and practices as applied in Indonesia;

(c)             in respect of Kyushu’s financial statements, generally accepted accounting principles, standards and practices as applied in Japan;

(d)             in respect of Itochu’s financial statements, IFRS;

(e)             in respect of Ormat’s financial statements, generally accepted accounting principles, standards and practices as applied in the United States of America.

“Applicable Law”

means any law, constitutional law, statute, regulation, resolution, rule, treaty (having the force of law), ordinance, order, decree or directive and any official interpretation of any of the foregoing (whether or not having the force of law but, if not having the force of law, being such that compliance therewith would customarily be required) by any relevant Governmental Authority, now or at any time in effect, and which is applicable to the relevant matter.

“Authorised Representative”

means:

(a)           in relation to the Operator:

(i)            any director of the Operator; or

(ii)           any other person properly authorised by the Operator to act as its authorised representative for the purposes contemplated in the Senior Finance Documents, and the name, position and contact details of whom are notified to the Intercreditor Agent in writing by the Operator; and

(b)           in relation to any other person, any director of that person.

“Availability Period”

means, with respect to each Senior Facility, the period commencing on the Signing Date and ending on the earliest to occur of:

(a)           the date on which such Senior Facility is fully drawn, cancelled or terminated under the provisions of this Agreement; and

(b)           the date which is one month prior to the First Repayment Date.

“Available Funding”

means, on any date, the aggregate (without double counting) of:

(a)           the undrawn and uncancelled Total Commitment as at that date; provided that the Top-Up Commitment shall be included only (i) for the purpose of calculating the “Forecast Funding Shortfall” pursuant to Clause 21.16(f) (Project Events) or (ii) if and to the extent it is available pursuant to Clause 3.4 (Top-Up Advances);

(b)           the aggregate undrawn and available Total Base Equity Commitment as at that date;

(c)           the amounts standing to the credit of the Construction and Supply Accounts as at that date;

(d)           the amount (if any) standing to the credit of the Pre-Completion Revenue Account as at that date up to the Pre-Completion Revenue Cap; provided that all amounts standing to the credit of the Pre-Completion Revenue Account shall be included only for the purpose of calculating the “Forecast Funding Shortfall” pursuant to Clause 21.16(f) (Project Events);

(e)           an amount of Pre-Completion Revenue which the Borrower reasonably projects will be earned and deposited to the Pre-Completion Revenue Account after such date, provided that:

(i)            if the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserves Consultant have certified to the Intercreditor Agent that, based upon the most recent Construction and Drilling Progress Report, all or part of such amount is not reasonably likely to be earned by the Borrower, then the amount of Pre-Completion Revenue to be included for the purpose of this paragraph (e) shall be the amount specified in such certificate of Pre-Completion Revenue as being the amount which the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserves Consultant consider that the Borrower is reasonably likely to earn;

(ii)           such amount shall not exceed an amount equal to the sum of (A) the Pre-Completion Revenue Cap minus (B) the amount then standing to the credit of the Pre-Completion Revenue Account (and if such sum is a negative number, then such amount shall be zero);

(iii)         such amount shall be excluded from the calculation of “Available Funding” for the purpose of Clauses 5.1(b)(i) (Cancellation) and 5.2(b)(i) (Voluntary Prepayment); and

(iv)          such amount shall be excluded for the purpose of calculating the “Forecast Funding Shortfall” pursuant to Clauses 18.11(c)(i)(B)(2), 18.11(e)(i) and 18.11(e)(xi)(D)(1) (Consent to Specified Actions under the Major Project Documents); and

(f)            for the purpose of calculating the “Forecast Funding Shortfall” pursuant to Clause 21.16(f) (Project Events) only, the aggregate undrawn and available Total Contingent Equity Commitment.

“Bank Indonesia”	means the central bank of Indonesia.
“Basel III”

means:

(a)          the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(b)          the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(c)           any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.

“Borrower”	means each Borrower Entity.
“Borrower’s Consolidated Financial Statements”	means financial statements prepared for the unincorporated joint venture constituted by the Borrower Entities.

“Borrower Entities”	means: (a) the Itochu Borrower Entity; (b) the Kyushu Borrower Entity; (c) the Medco Borrower Entity; (d) the Ormat Borrower Entity; and (e) the Operator, and a “Borrower Entity” means any of them.
“Breakage Costs”

means, subject to the terms of the Senior Facility Agreements, in respect of a Floating Rate Senior Loan, the amount (if any), reasonably determined by the relevant Senior Lender, by which:

(a)          the interest (other than interest representing the Margin) which that Senior Lender would have received for the period after the date of receipt of all or any part of its Participation in a Floating Rate Senior Loan to the last day of the applicable Interest Period in respect of that Floating Rate Senior Loan, had the principal amount received been paid on the last day of that Interest Period, exceeds:

(b)          the amount which that Senior Lender would be able to obtain by placing an amount equal to the principal amount received by it on deposit with a leading bank in the relevant interbank market, for a period starting on the Business Day on which such amounts are received and ending on the last day of the applicable Interest Period.

“Business Day”

means:

(a)           with respect to any disbursement of a Senior Loan or payment under the Senior Finance Documents, a day (other than a Saturday or Sunday) on which banks are generally open for business in Jakarta, Tokyo, Singapore, London and New York City; and

(b)           with respect to any other obligation or requirement under the terms of the Senior Finance Documents, a day (other than a Saturday or Sunday) on which:

(i)           banks are generally open for business in Jakarta, Tokyo and Singapore; and

(ii)          ADB is open for business in Manila.

“Business Interruption Insurance Proceeds”	means Insurance Proceeds for or in respect of loss of revenue or business interruption.

“Calculation Date”

means:

(a)           for the purpose of determining the DSRA-1 Reserve Requirement, the DSRA-2 Reserve Requirement, the EPRG Premium Reserve Requirement, the Plant Maintenance Reserve Requirement and the Well Maintenance and Drilling Reserve Requirement for the Lenders’ Completion Date, the Lenders’ Completion Date; and

(b)           for all other purposes:

(i)         the first Interest Payment Date which falls at least six (6) calendar months after the Unit COD of the Third Generating Unit; and

(ii)        each Interest Payment Date falling after the date specified in paragraph (a) above or sub-paragraph (i) above.

“Calculation Period”	means a period of six (6) calendar months.
“Capital Asset”	means a tangible asset required for the Project (whether or not it is owned by the Borrower) and which is not bought or sold in the ordinary course of business.
“Capital Costs”

means any expenditure in respect of a Capital Asset which does not constitute Operating Costs, including:

(a)           all sums payable under the Power Plant Contracts;

(b)           all sums payable under the Initial Drilling Contract (including for the avoidance of doubt all Pre-Completion Make-Up Well Capital Costs); and

(c)           all start up, commissioning and testing costs.

“Capacity Verification Test”	has the meaning given to it in the ESC.
“Change in Law”

means the occurrence, after the Signing Date (or in respect of any Senior Finance Party, if later, the date on which such Senior Finance Party becomes a Senior Finance Party) of any of the following:

(a)           the adoption or taking effect of any law, rule, regulation or treaty; or

(b)           any change in law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority.

“Closing Date”	means the first date on which the Intercreditor Agent notifies the Borrower and the Senior Lenders of the satisfaction or waiver of each Condition Precedent to the First Advance.

“Code”	means the US Internal Revenue Code of 1986.
“Coercive Practice”	means impairing or harming or threatening to impair or harm, directly or indirectly, any person or the property of the person, to influence improperly the actions of that person.
“Collusive Practice”	means an arrangement between two or more persons designed to achieve an improper purpose, including influencing improperly the actions of another person.
“Commitment”

means, at any time and in relation to:

(a)           ADB, the ADB Commitment;

(b)           JBIC, the JBIC Commitment; or

(c)           the Covered Lenders, the Covered Lenders Commitment, and in relation to a particular Covered Lender, that Covered Lender’s “Commitment” (as that term is defined in the Covered Lenders Facility Agreement), in each case, at that time.

“Compensation and Other Proceeds”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Condition Precedent to the First Advance”	means a documentary condition precedent referred to in Clause 3.1 (Conditions Precedent to Delivery of First Drawdown Notices).
“Conditional Novation of Project Documents”

means the Indonesian law governed conditional assignment and novation agreement to be entered into on or prior to the Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and each Borrower Entity in respect of the Indonesian Law Governed Project Documents.

“Conditions Subsequent Cut-Off Date”

means the date which is the earlier of:

(a)           six (6) months after the First Drawdown Date; and

(b)           the first date on which the aggregate amount of Senior Loans outstanding is equal to or exceeds the undrawn Total Base Equity Commitment.

“Constitutional Documents”	means, in respect of any person, that person’s memorandum of incorporation or articles of association or constitution or other constitutional documents.
“Construction and Drilling Contracts”	means: (a) the Power Plant Contracts; and (b) the Drilling Contracts.

“Construction and Drilling Progress Report”	means a report substantially in the form of Schedule 8 (Form Of Construction And Drilling Progress Report).
“Construction and Supply Accounts”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Construction Bonds”

means any letters of credit, bank guarantee, bonds, performance security and other forms of security issued or to be issued from time to time in favour of any Borrower Entity in accordance with the terms of the Construction and Drilling Contracts.

“Construction Milestones”	means the procurement, construction, commissioning and testing milestones set out in Part A of Schedule 12 (Project Milestones).
“Contractors”	means: (a) the Power Plant Contractors; (b) the Initial Drilling Contractor; and (c) each Additional Drilling Contractor.
“Contractual Currency”	has the meaning given to it in Clause 25.1 (Currency Indemnity).
“Coordination Agreement”

means the coordination agreement entered or to be entered into by the Operator, the Indonesian Contractor and the Power Plant Supply Contractor with respect to the Power Plant Supply Contract and the Power Plant Construction Contract.

“Corrective Action Plan”

means a corrective action plan required in accordance with the Safeguards and Social Provisions, which is required to be approved by the Intercreditor Agent, and which must include the following:

(a)           a description of:

(i)each relevant Safeguards and Social Non-Compliance; or

(ii)each non-compliance issue identified in any relevant environment and/or social compliance audit, including (in either case) their extent, magnitude and impact;

(b)           a description of the cause of each Safeguards and Social Non-Compliance and, if applicable, non-compliance issues referred to in paragraph (a) above and the period for which each continued;

(c)           the proposed actions to correct any damage or adverse consequences caused by the relevant Safeguards and Social Non-Compliance and, if applicable, non-compliance issues referred to above;

(d)           the identity of the person who will be implementing such proposed actions;

(e)           a time schedule for implementing such proposed actions, including the start date, the proposed end date and key milestones;

(f)            the estimated cost of such proposed actions; and

(g)           the proposed actions (including any proposed updates to the Safeguards and Social Documents) to prevent any similar Safeguards and Social Non-Compliance from occurring in the future.

“Corrupt Practice”

means the offering, giving, receiving, or soliciting, directly or indirectly, anything of value to influence improperly the actions of another person, including any offer, gift, payment, promise to pay, interest, fee, loan or other consideration which would constitute bribery or an improper payment under or a breach of, any applicable anti-bribery laws, anti-corruption practices laws, or such other similar laws or regulations with which that person is obliged to comply.

“Covered Lender”

means:

(a)           any entity listed in Part C of Schedule 1 (The Senior Lenders); and

(b)          any New Senior Lender which becomes a Party by assuming the rights and/or obligations of a Covered Lender with respect to the Senior Finance Documents, which in each case has not ceased to be a Party in accordance with the provisions of this Agreement.

“Covered Lenders Commitment”	has the meaning given to it in the Covered Lenders Facility Agreement.
“Covered Lenders Facility”	means the U.S. dollar denominated term loan facility made available to the Borrower under the Covered Lenders Facility Agreement and this Agreement.
“Covered Lenders Facility Agreement”

means the facility agreement dated on or about the Signing Date and entered into by the Borrower, the Covered Lenders Facility Agent and the Covered Lenders with respect to the Covered Lenders Facility.

“Date of Commercial Generation”	for a Unit (as defined in the ESC), has the meaning given to it in the ESC.
“Debt to Equity Ratio”

means, at any time, the ratio of:

(a)           all Senior Loans outstanding under the Senior Facilities at that time;

to:

(b)          the aggregate amount of Equity that has been contributed or advanced to the Borrower at that time and which has been or will be applied in or towards the payment of Project Costs.

“Debt Service Coverage Ratio”	means: (a) the Historic Debt Service Coverage Ratio; or (b) the Projected Debt Service Coverage Ratio, as the case may be.
“Debt Service Coverage Ratio Calculation Statement”	means a draft calculation statement in a form approved by the Intercreditor Agent in writing.
“Deed of Accession – Hedging Counterparties”	means a duly completed certificate, substantially in the form of Schedule 5 (Form Of Deed Of Accession – Hedging Counterparties).
“Deed of Novation – Senior Lenders”	means a duly completed certificate, substantially in the form of Schedule 4 (Form Of Deed Of Novation – Senior Lenders).
“Default”	means an Event of Default or a Potential Event of Default.
“Default Rate”	has the meaning given to it in Clause 7.3 (Default Interest).
“Delay in Start-Up Insurance Proceeds”	means Insurance Proceeds for or in respect of any delay in start-up.
“Delay Liquidated Damages”

means any delay liquidated damages or similar delay damages paid by a Contractor to the Borrower under a Construction and Drilling Contract or paid by any other person under any other Project Document.

“Designated Interest Period”	has the meaning given to it in Clause 7.3 (Default Interest).
“Direct Agreements”

means each of:

(a)          the GoI Consent Letter;

(b)          the Initial Drilling Contract Direct Agreement;

(c)          the NAES Direct Agreement;

(d)          the PGE Consent Letter;

(e)           the PLN Consent Letter;

(f)            the Power Plant Contracts Direct Agreement;

(g)           the Trust Account Consent Letter;

(h)           the WestJEC Direct Agreement; and

(i)            if required by the Intercreditor Agent, each direct agreement with respect to each Additional Drilling Contract (if any), to be entered into by the Additional Drilling Contractor, the Operator and the Offshore Security Agent;

(j)            each direct agreement with respect to a Technical Support Agreement, to be entered into by a Technical Support Agreement Provider, the Operator and the Offshore Security Agent; and

(k)           each other document designated as a direct agreement by the Borrower and the Intercreditor Agent.

“Discharged Obligations”	has the meaning given to it in Clause 28.3 (Procedure for Transfer – Senior Lenders).
“Discharged Rights”	has the meaning given to it in Clause 28.3 (Procedure for Transfer – Senior Lenders).
“Disposal”	means a sale, transfer, novation, assignment, lease, licence, declaration of trust or other disposal, whether voluntary or involuntary, and “Dispose” shall be construed accordingly.
“Dispute”	has the meaning given to it in Clause 36.1(a) (Disputes).
“Disputed Amounts Trust Account”

means the USD denominated account designated as the “Disputed Amounts Trust Account’ held by the Trust Account Trustee on trust for the Borrower and PGE at the Trust Account Bank in accordance with the Trust Account Agreement, as notified by the Intercreditor Agent and the Offshore Security Agent from time to time in accordance with the Trust Account Direct Agreement.

“Distributions Accounts”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Distributions Holding Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Drawdown Date”	means the date on which an Advance is made under any of the Senior Facility Agreements.
“Drawdown Notice”	has the meaning given to it in each Senior Facility Agreement.
“Drilling Contract”	means: (a) the Initial Drilling Contract; and (b) each Additional Drilling Contract.
“Drilling Milestones”	means the drilling milestones specified in Part B of Schedule 12 (Project Milestones).
“Drilling Program”

means a detailed drilling program for the Project which describes the drilling operations to be completed, the number of wells (injection and make-up) and the schedule for drilling operations, in each case to be conducted pursuant to the Drilling Contracts until the Lenders’ Completion Date, prepared by the Borrower and delivered to the Intercreditor Agent as a Condition Precedent to the First Advance and as updated in accordance with Clause 18.6 (Drilling Program).

“DSRA-1”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“DSRA-1 Reserve Requirement”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“DSRA-2”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“DSRA-2 Reserve Requirement”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Economic Assumptions”

means the assumptions as to economic or financial matters set out in the Financial Model approved as a Condition Precedent to First Advance as may be amended in accordance with Clause 18.1 (Financial Model).

“Electricity Charge”	has the meaning given to it in the ESC.
“Electricity Generation Facilities”

means those facilities (including the Generating Units) required for the conversion of Geothermal Energy into Electricity and for the delivery of such Electricity to the Points of Interconnection (as defined in the ESC), but excluding the Field Facilities.

“Eligible Bank”

means a bank or financial institution which:

(a)          has a Required Credit Rating;

(b)          has at least USD500 million or its equivalent of capital; and

(c)          is located in an OECD country, Singapore or Hong Kong.

“Eligible Reserve Account LC”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Emergency Operating Costs”

means all unavoidable costs incurred, or to be incurred, in preventing, rectifying or mitigating the effects of any unforeseen event or circumstance which has caused or is reasonably likely to cause:

(a)          imminent material damage to the Plant or other related property;

(b)          the release of Hazardous Substances (other than in compliance with Environmental and Social Law); or

(c)          immediate adverse effects to the health or safety of any person.

“Enforcement Proceeds”

means all cash, securities and other property received or recovered by any Senior Secured Party, whether in respect of the enforcement of Transaction Security or otherwise, at any time after any Remedies have been exercised in accordance with the Intercreditor Deed.

“Environmental and Social Action Plan”

(a)           the environmental and social action plan approved by the Intercreditor Agent as a Condition Precedent to the First Advance; and

(b)          where the Borrower is required to prepare a further environmental assessment under the Safeguards Requirements, then it means such updated and/or new environmental assessment approved by the Intercreditor Agent.

“Environmental and Social Law”

means any Applicable Law relating to:

(a)           any release, emission, entry or introduction into the air including the air within buildings and other natural or man-made structures above ground;

(b)           any discharge, release or entry into water including into any river, watercourse, lake, pond (whether natural or artificial or above ground or which joins or flows into any such water outlet above ground), reservoir, or the surface of the riverbed or of other land supporting such waters, ground waters, sewer or the sea;

(c)           any deposit, disposal, keeping, treatment, importation, exportation, production, transportation, handling, processing, carrying, manufacture, collection, sorting or presence of any Hazardous Substance (including in the case of waste, any substance which constitutes a scrap material or an effluent or other unwanted surplus substance arising from the application of any process or activity (including making it re-usable or reclaiming substances from it) and any substance or article which is required to be disposed of as being broken, worn out, contaminated or otherwise spoiled);

(d)          any nuisance, noise, defective premises, health and safety at work, industrial illness, industrial injury due to environmental factors, environmental health problems (including asbestosis or any other illness or injury caused by exposure to asbestos) or genetically modified organisms;

(e)           any conservation, preservation or protection of the natural or man-made environment or any living organisms supported by the natural or man-made environment;

(f)           human rights, labour issues (including employee relations and occupational health and safety), human health or safety, indigenous peoples, social and involuntary resettlement or economic displacement matters; and

(g)           the harming of or the protection of cultural heritage or archaeological artefacts.

“Environmental and Social Impact Assessment” or “ESIA”

means:

(a)          Volume I: Environmental Compliance Audit Report and Corrective Action Plan as disclosed on the ADB website where identified as “DRAFT REPORT’ and dated August 2013;

(b)          Volume II: Environmental and Social Impact Assessment (ESIA) Addendum as disclosed on the ADB website where identified as “FINAL REPORT’ and dated October 2013;

(c)          Volume III: Indigenous Peoples Plan (IPP) as disclosed on the ADB website where identified as “DRAFT FINAL REPORT and dated October 2013;

(d)          Volume IV: Social Safeguards Compliance Audit Report and Corrective Action Plan as disclosed on the ADB website where identified as “DRAFT FINAL REPORT and dated October 2013;

(e)          Volume V: Resettlement Plan as disclosed on the ADB website where identified as “FINAL REPORT’ and dated October 2013;

(f)           the Supplementary Lenders Information Package; and

(g)          where the Borrower is required to prepare a further environmental assessment under the Safeguards Requirements, then it means such updated and/or new environmental assessment approved by the Intercreditor Agent.

“Environmental and Social Management Plan” or “ESMP”

means the environmental and social management plan for the Project dated October 2013 (and included in the ESIA), updated in compliance with the Environmental and Social Action Plan and where the Borrower is required to prepare an updated or a new environmental management plan, under the Safeguards Requirements, then it means such updated and/or new environmental management plan approved by the Intercreditor Agent for incorporation into the Safeguards and Social Documents.

“Environmental and Social Management System” or “ESMS”

means an environmental, social, health and safety management system (which term may refer to the system for the construction phase of the Project or the system for the operational phase of the Project, or to both systems collectively, as the context may require) as described in system manuals and related source documents, including policies, management programs and plans, procedures, requirements, performance indicators, responsibilities, training and periodic audits and inspections with respect to those environmental and social aspects identified in the ESIA (which are considered relevant to the Project components) designed to identify, assess and manage risk in respect to the Project on an ongoing basis.

“EPRG”	means the extended political risk guarantee dated the Signing Date between JBIC, the Covered Lenders and the Covered Lenders Facility Agent.
“EPRG Payment”	has the meaning given to it in Clause 28.13 (Subrogation and Assignment).
“EPRG Premium”

means the amount payable from time to time by the Covered Lenders (which amount may be funded by the Borrower on behalf of the Covered Lenders in accordance with the terms of the Senior Finance Documents) to JBIC in accordance with Clause 5 (Political Risk Guarantee Fee)of the EPRG.

“EPRG Premium Reserve Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“EPRG Premium Reserve Requirement”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Equator Principles”

means the principles entitled “Equator Principles” and set out in the paper entitled “A financial industry benchmark for determining, assessing and managing social and environmental risk in project financing” dated July 2006 and developed in co-operation with the International Finance Corporation and adopted by various other banks and financial institutions, being the version in effect on the Signing Date and excluding any amendments, renewals, replacements, extensions, modifications or supplements after the Signing Date.

“Equity”

means, on any date, the aggregate of:

(a)           the amount subscribed for and paid in as capital in each Borrower Entity by the Equity Parties and not repaid or otherwise reimbursed to the Equity Parties on or before that date to the extent permitted under the Senior Finance Documents; and

(b)           the amount of all Subordinated Shareholder Loans outstanding at that date (excluding capitalised interest).

“Equity Contribution”	has the meaning given to it in Clause 1.1 (Definitions) of the Equity Support Deeds.
“Equity Documents”

means:

(a)           the JOA;

(b)          the Shareholders Agreement;

(c)          each Subordinated Shareholder Loan Agreement; and

(d)          each other document which the Borrower and the Intercreditor Agent agree is an Equity Document.

“Equity Party”	means: (a) the Ormat HoldCo; (b) each Shareholder; (c) each Sponsor; and (d) each other person which the Borrower and the Intercreditor Agent agree shall be an Equity Party.

“Equity Support Deed”	means each of the equity support deeds dated on or about the Signing Date entered into by, amongst others, the relevant Equity Parties, the Offshore Security Agent and the Intercreditor Agent.
“ESC” or “Energy Sales Contract”	means the Original ESC, as assigned to the Borrower pursuant to the New DOA, and as amended by the First ESC Amendment, the Second ESC Amendment and PLN Consent Letter.
“ESC Buyout Payments”

means all amounts paid by:

(a)          PLN under and in accordance with the ESC (including Sections 11.2, 11.6, 11.7, 11.8, 11.9 and 11.10, and Annex 5 of the ESC) with respect to the termination of the ESC; or

(b)          the GoI in accordance with paragraph 6 of the Government Guarantee.

“Event of Default”	means any event or circumstance specified as such in Clause 21 (Events of Default).
“Existing Arbitration”	has the meaning given to it in Clause 36.6(a) (Disputes).
“Existing Parties”	has the meaning given to it in Clause 28.3 (Procedure for Transfer – Senior Lenders).
“Expropriation Proceeds”	means any amount paid by or on behalf of a Governmental Authority with respect to or following any action referred to in Clause 21.22 (Expropriation).
“Facility Agent”	means the JBIC Facility Agent or the Covered Lenders Facility Agent and “Facility Agents” means both of them.
“FATCA”

means:

(a)           sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(b)          any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)           any agreement pursuant to the implementation of paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date”

means:

(a)           in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)           in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)           in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.

“FATCA Deduction”	means a deduction or withholding from a payment under a Senior Finance Document required by FATCA.
“FATCA Exempt Party”	means a Party that is entitled to receive payments free from any FATCA Deduction.
“FATCA FFI”

means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if any Senior Finance Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction or a deduction or withholding from a payment pursuant to the Trust Account Agreement required by FATCA.

“FATCA Payment”

means either:

(a)           the increase in a payment made by the Borrower or an Equity Party under Clause 9.3 (FATCA Deduction and gross-up by the Borrower and Equity Parties) or by the Borrower under paragraph (b) of Clause 9.4 (FATCA Deduction by the Senior Finance Parties); or

(b)           a payment under paragraph (c) of Clause 9.4 (FATCA Deduction by the Senior Finance Parties).

“Fee Letters”

means each letter issued by an Agent and accepted by the Borrower setting out, amongst other matters, the fees payable by the Borrower to that Agent in respect of the performance of its obligations as an Agent under the Senior Finance Documents.

“Fiduciary Assignment of Insurance Claim Proceeds”

means the Indonesian law governed fiduciary assignment to be entered into on or prior to the Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and the Borrower Entities in respect of all present and future Insurance Proceeds to which any Borrower Entity may be entitled.

“Fiduciary Assignment of Intellectual Property Rights”

means the Indonesian law governed fiduciary assignment to be entered into on or prior to Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and the Operator in respect of all intellectual property rights, including licences, copyrights, design registrations and know-how necessary for the implementation of the Project and which is owned by the Operator.

“Fiduciary Assignment of Receivables”

means the Indonesian law governed fiduciary assignment to be entered into on or prior to the Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and the Borrower Entities in respect of all present and future receivables of the Borrower Entities.

“Fiduciary Assignment of Receivables (Medco)”

means the Indonesian law governed fiduciary assignment to be entered into on or prior to the Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and Medco in respect of all present and future proceeds to which Medco may be entitled pursuant to a Subordinated Shareholder Loan Agreement between Medco and the Medco Borrower Entity dated on our about the Closing Date.

“Fiduciary Assignment of Reinsurance Claim Proceeds”

means each Indonesian law governed fiduciary assignment to be entered into on or prior to the Closing Date between the Senior Secured Parties (as represented by the Onshore Security Agent) and the relevant Indonesian insurer in respect of all present and future reinsurance proceeds receivables of the relevant Indonesian insurer in connection with the reinsurance policies comprising Project Insurances.

“Fiduciary Transfer of Tangible Assets”

means the Indonesian law governed fiduciary transfer agreement entered or to be entered into by the Borrower Entities and the Senior Secured Parties (represented by the Onshore Security Agent) with respect to all of the present and future tangible assets of the Borrower Entities located or deemed to be located in Indonesia.

“Fields”	means: (a) the Namora-I-Langit Field; and (b) the Silangkitang Field.
“Field Facilities”

means those facilities required to produce, process, transport and deliver Geothermal Energy from the Fields to the Generating Units, including pumps, wells, wellsites, pipeline systems, separators, roads, buildings and camps, water disposal and waste process facilities, and including those facilities which are or will be owned by PGE.

“Final Maturity Date”

means with respect to a Senior Facility, the date which is twenty (20) years after the Signing Date, provided that if, as a result of the application of any prepayments made by the Borrower pursuant to the Senior Finance Documents, the last date for the making of a Repayment Instalment under the Senior Facility Agreements is a Repayment Date falling prior to what would otherwise be the Final Maturity Date pursuant to this definition, such date shall be that Repayment Date.

“Financial Indebtedness”

means, with respect to any person:

(a)           indebtedness created, issued or incurred by such person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of any property of such person to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property of such person from that other person);

(b)           any receivables sold or discounted by such person (other than on a non-recourse basis);

(c)          obligations of such person to pay the deferred purchase or acquisition price of any property of such person or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business and having a term not in excess of ninety (90) days);

(d)          obligations (contingent or otherwise) of such person in respect of letters of credit, bankers acceptances or similar instruments issued or accepted by banks and other financial institutions for the account of such person;

(e)           counter-indemnity obligations of such person in respect of a guarantee, indemnity, surety bond or similar instruments issued by a financial institution;

(f)           obligations of such person in respect of any lease, leasing or hire purchase contract which would, in accordance with the Applicable Accounting Standards, be treated as a finance or capital lease;

(g)          obligations of such person in respect of any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)           indebtedness of others described in paragraphs (a) to (g) (inclusive) above secured by (or for which the holder thereof has an existing right, contingent or otherwise, to be secured by) a Security Interest on the property of such person, whether or not the indebtedness so secured has been assumed by such person;

(i)            any amount raised under any other transaction which has the commercial effect of a borrowing or is otherwise classified as a borrowing under the Applicable Accounting Standards; and

(j)            indebtedness of others described in paragraphs (a) to (i) (inclusive) above which is guaranteed by such person.

“Financial Model”

means the financial model delivered to the Intercreditor Agent pursuant to paragraph 12(a) of Part A of Schedule 2 (Documentary Conditions Precedent) as updated pursuant to Clause 18.1 (Financial Model).

“Financial Year”	means the period from and including 1 January to and including 31 December.
“Financing Costs”

means (without double counting):

(a)          all interest, fees (including any breakage, prepayment or cancellation fees), premiums, advisors’ fees, legal fees, commissions and costs payable by the Borrower under the Senior Finance Documents;

(b)          all amounts payable by the Borrower under Clause 9 (Taxes), by virtue of market disruption provisions under Clause 10 (Market Disruption), by virtue of an obligation with respect to Increased Costs under Clause 11 (Increased Costs), and by virtue of an obligation with respect to an indemnity under Clause 25 (Indemnities);

(c)          all Hedging Costs;

(d)          the EPRG Premium; and

(e)          all Taxes payable by the Borrower in respect of any of the foregoing.

“Financing of Terrorism”	means the act of providing or collecting funds with the intention that they be used, or in the knowledge that they are to be used, in order to carry out terrorist acts.
“First Actual Drawdown Date”	means the date on which the first Advance is made under the Senior Facilities or, if that is not the same date for all Advances requested in the First Drawdown Notices, the latest of such dates.
“First Advance”	means the first Advance made to the Borrower pursuant to the Senior Finance Documents.
“First Drawdown Date”	means the date of the First Advance.
“First Drawdown Notices”	means the Drawdown Notices to be submitted by the Borrower pursuant to the Senior Finance Documents requesting the Advances referred to in Clause 2.3(d) (Drawdowns).
“First Drawdown Sunset Date”	means the date which is thirty (30) days after the date (as specified in the relevant Drawdown Notice) on which the First Advance is to be made under the Senior Facilities.
“First ESC Amendment”	means the Amendment Agreement dated 14 December 2007 to the Original ESC entered into by PGE, PLN and the Borrower.

“First Generating Unit”	means the first and second units to be constructed and commissioned in accordance with the ESC, with a combined Guaranteed Net Dependable Capacity of 105.4 MW and located at the Silangkitang Field.
“First Repayment Date”	means 24 September 2018.
“First Tribunal”	has the meaning given to it in Clause 36.6(a) (Consolidation).
“Floating Rate Senior Loan”	means a Senior Loan advanced or to be advanced under a Senior-1 Facility.
“Floating Rate Senior Facility”	means a Senior Facility under which one or more Floating Rate Senior Loans have been or will be advanced pursuant to the relevant Senior Facility Agreement.
“Force Majeure Event”

means an event of force majeure (or other similar term) as defined in any Major Project Document which would excuse the performance by a party to that Major Project Document of any of its material obligations under such Major Project Document.

“Forecast Funding Shortfall”	means, at any time, that: (a) the Available Funding; is less than: (b) the Projected Project Costs, in each case, at that time.
“Fraudulent Practice”	means any act or omission, including a misrepresentation, that knowingly or recklessly misleads, or attempts to mislead, a person to obtain a financial or other benefit or to avoid an obligation.
“General Trust Account”

means the USD denominated account designated as the “Payments Account’ held by the Trust Account Trustee on trust for the Borrower and PGE at the Trust Account Bank in accordance with the Trust Account Agreement, as notified to the Intercreditor Agent and the Offshore Security Agent from time to time in accordance with the Trust Account Direct Agreement.

“Generating Units”	means: (a) the First Generating Unit; (b) the Second Generating Unit; and (c) the Third Generating Unit.
“Geothermal Energy”

means natural geothermal water or steam, the natural heat of the earth, and the energy present in, resulting from or created by or which may be extracted from, the natural heat present below the surface of the earth in whatever form such heat or energy occurs.

“GoI”	means the Government of Indonesia.
“GoI Consent Letter”	means the consent letter with respect to the Government Guarantee, issued or to be issued by the GoI and addressed to the Borrower and the Onshore Security Agent.
“Government Guarantee”

means the Business Viability Guarantee Letter Number: S-285/MK.011/2013 dated 10 April 2013 (as amended, restated, amended and restated, or supplemented or otherwise modified in writing from time to time) issued by the GoI (represented by the MoF) to the Borrower.

“Governmental Authorisation”

means any authorisation from, or filing with, any relevant Governmental Authority, which is necessary or desirable for the purpose of implementing the Project, including the Material Governmental Authorisations.

“Governmental Authority”

means any:

(a)           national, supranational, regional, provincial or local government, or any ministry, department, political subdivision, instrumentality commission, authority, tribunal, agency, entity (including any state owned enterprise or any subsidiary of a state owned enterprise) under the direct or indirect control thereof;

(b)           any parliament, legislature or regulatory body, whether national, supranational, regional, provincial or local;

(c)           central bank (or any person, whether or not government owned and howsoever constituted or called, that validly exercises the functions of a central bank); or

(d)           other entity of any kind or other person validly exercising executive, legislative, judicial, regulatory or administrative functions.

“Guaranteed Net Dependable Capacity”	means, in respect of: (a) the First Generating Unit, 105.4 MW; (b) the Second Generating Unit, 107.7 MW; and (c) the Third Generating Unit, 107.7 MW.
“Hazardous Substance”	means any hazardous waste, substance, material or product referred to in the Safeguards Requirements, or defined, listed, classified in or under any Environmental and Social Law.
“Health, Safety and Environment Manager”	means the person appointed by the Operator as being responsible for health, safety and environmental aspects of the Project.
“Hedging Agreement”

means any ISDA Master Agreement together with an ISDA Schedule and one or more swap confirmations in respect of a Hedging Transaction from time to time entered into by the Borrower and a Hedging Counterparty for the purpose of hedging permitted under the terms of the Hedging Programme.

“Hedging Costs”	means any amount payable by the Borrower under a Hedging Agreement, except for any Hedging Termination Sum.
“Hedging Counterparty”

means:

(a)           any Mandated Lead Arranger which is originally party to this Agreement and the Intercreditor Deed as a Hedging Counterparty in respect of a Hedging Transaction entered into and which has become effective on or before the Hedging Cut-Off Date; and

(b)         any Eligible Bank which becomes a party to this Agreement and the Intercreditor Deed as a Hedging Counterparty in accordance with Clause 28.4 (Hedging Counterparties) in respect of a Hedging Transaction (including any novated or transferred Hedging Transaction) entered into and which has become effective (including by way of novation or transfer) after the Hedging Cut-Off Date, which in each case has not ceased to be a party to this Agreement and the Intercreditor Deed as a Hedging Counterparty in accordance with the provisions of this Agreement.

“Hedging Cut-Off Date”	means the date which is one Business Day (in Jakarta only) before the First Drawdown Date.
“Hedging Programme”

means the Borrower’s hedging programme as set out in Schedule 3 (Hedging Programme), as may be amended, supplemented and replaced from time to time by the Borrower with the prior written consent of the Intercreditor Agent.

“Hedging Termination Sum”

means any amount payable by the Borrower under a Hedging Agreement as a result of the termination or close out (whether partial or total) of that Hedging Agreement or any Hedging Transaction contemplated under it, excluding for any interest accruing on any amount not paid when due.

“Hedging Transaction”	means any hedging instrument entered into under and forming part of a Hedging Agreement and in accordance with the Hedging Programme.
“HGB Certificate”	means a certificate that evidences a right (recognised under Indonesian law) to utilise and build upon land (Hak Guna Bangunan) which is issued by an authorised land office in Indonesia.
“Historic Debt Service Coverage Ratio”

means, for any Calculation Date and for a Calculation Period, the ratio of:

(a)           Project Cash Flow Available for Debt Service during that Calculation Period, to:

(b)          Scheduled Debt Service during that Calculation Period, as calculated in accordance with the approved Debt Service Coverage Ratio Calculation Statement for that Calculation Date.

“Holding Company”	means, in relation to any company, any other company of which the first mentioned company is a Subsidiary.
“IFRS”	means the international financial reporting standards as issued by the International Accounting Standards Board.
“Increased Cost”	has the meaning given to it in Clause 11.1 (Increased Costs).
“Indonesia”	means The Republic of Indonesia.
“Indonesian Contractor”	means PT. Multi Fabrindo Gemilang.
“Indonesian CPI”

means, in respect of any adjustment to be made in any year, the Consumer Price Index for Jakarta as published from time to time by Bank Indonesia for the year preceding the year for which such adjustment is to be made; provided that if such Consumer Price Index as published from time to time is unavailable, the Indonesian Consumer Price Index shall mean the index, in substance similar thereto, selected by the Intercreditor Agent (acting reasonably) in consultation with the Borrower and the Senior Lenders’ Technical Advisor.

“Indonesian Law Governed Project Documents”	means the ESC, JOC, PLN Support Letter, Government Guarantee, the Power Plant Construction Contract and each other Project Document governed by Indonesian law.
“Information”	has the meaning given to it in Clause 30.2 (Senior Finance Party Confidentiality).
“Initial Drilling Contract”	means the geothermal drilling contract dated 3 October 2013 between the Initial Drilling Contractor and the Operator.
“Initial Drilling Contract Direct Agreement”

means the direct agreement with respect to the Initial Drilling Contract, entered or to be entered into by the Initial Drilling Contractor, the Initial Drilling Contract Guarantor, the Operator and Offshore Security Agent.

“Initial Drilling Contract Guarantor”	means Halliburton Worldwide GmbH.
“Initial Drilling Contractor”	means PT Halliburton Logging Services Indonesia.
“Insolvency Proceeding”

means, with respect to a person:

(a)           any insolvency, winding up, liquidation, bankruptcy, administration, corporate rehabilitation, dissolution, suspension of payment obligations, composition, assignment for the benefit of creditors, moratorium on payments or reorganization; or

(b)           the appointment of a receiver, compulsory manager, judicial manager, curator, administrator, liquidator, bankruptcy official, trustee, sequestrator, custodian, or similar person, or any comparable step, process or appointment in any relevant jurisdiction, in each case with respect to that person or any of its assets.

“Insurance Proceeds”

means all insurance proceeds received under the Project Insurances, including Delay in Start-Up Insurance Proceeds and Business Interruption Insurance Proceeds, but excluding proceeds from third party liability, employer’s liability, automobile third party liability and workers’ compensation insurance to the extent that the same are not paid to or on behalf of the Borrower in accordance with the terms of such insurance.

“Insurance Proceeds Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Intercreditor Deed”	means the intercreditor deed dated on or about the Signing Date between the Senior Secured Parties in relation to, among other things, voting and other intercreditor matters.
“Interest Payment Date”	means: (a) prior to the First Repayment Date, 24 March and 24 September in each calendar year; and (b) on and after the First Repayment Date, each Repayment Date.
“Interest Period”	means, in relation to any Senior Loan, an interest period determined in accordance with Clause 6 (Interest Periods).
“Interim Measures”	has the meaning given to it in Clause 36.4 (Interim Measures).
“Interim Operation Period”

has:

(a)           in the case of the Power Plant Supply Contract, the meaning given to it in the Power Plant Supply Contract; and

(b)           in the case of the Power Plant Construction Contract, the meaning given to it in the Power Plant Construction Contract.

“Interpolated Screen Rate”

means, in relation to LIBOR for any Floating Rate Senior Loan or overdue amount under ADB Tranche A or the Covered Lenders Facility, the rate (rounded to four decimal places) which results from interpolating on a linear basis between:

(a)           the applicable Screen Rate (“Y1”) for the longest period (for which that Screen Rate is available) (“X1”) which is less than the Interest Period of that Floating Rate Senior Loan or overdue amount; and

(b)           the applicable Screen Rate (“Y3”) for the shortest period (for which that Screen Rate is available) (“X3”) which exceeds the Interest Period of that Floating Rate Loan or overdue amount, in each case as of 11:00 a.m. London time on the London Quotation Day for the offering of deposits in Dollars. For the avoidance of doubt, the Interpolated Screen Rate shall be the sum of:

(a)           Y1; plus

(b)           (Y3 – Y1) multiplied by [(X2 – X1) divided by (X3 – X1)]

where “X2” is equal to the number of days of the relevant Interest Period.

“ISDA Master Agreement”	means an ISDA Master Agreement (2002 version).
“ISDA Schedule”	means a schedule to an ISDA Master Agreement substantially in a form agreed upon between the Intercreditor Agent and the Borrower.
“Itochu”	means Itochu Corporation, a company established under the laws of Japan.
“Itochu Share Mortgages”

means each Cayman Islands’ law governed share mortgages entered or to be entered into by:

(a)           Itochu and the Offshore Security Agent, with respect to Itochu’s shares in the capital of the Itochu Shareholder; and

(b)           the Itochu Shareholder and the Offshore Security Agent, with respect to the Itochu Shareholder’s shares in the capital of the Itochu Borrower Entity.

“Itochu Shareholder”

means Sarulla Asset Management, an exempted company with limited liability incorporated in the Cayman Islands for the sole purpose of being the shareholder of the Itochu Borrower Entity and which itself is wholly and directly owned by Itochu.

“JBIC Commitment”	has the meaning given to it in the JBIC Facility Agreement.
“JBIC Covered Event”	has the meaning given to it in the EPRG.
“JBIC Event of Default”	has the meaning given to it in the JBIC Facility Agreement.
“JBIC Facility”	means the U.S. dollar denominated term loan facility made available for the Borrower under the JBIC Facility Agreement and this Agreement.

“JBIC Facility Agreement”	means the facility agreement dated on or about the Signing Date and entered into by the Borrower, JBIC and the JBIC Facility Agent with respect to the JBIC Facility.
“JOA”	means the Amended and Restated Joint Operating Agreement dated 11 July 2008 (as amended by addenda dated 11 July 2008 and 4 April 2013) between the Borrower Entities.
“JOC”

means the Sarulla Joint Operation Contract dated 27 February 1993 entered into by and between:

(a)           Perusahaan Pertambangan Minyak dan Gas Bumi Negara; and

(b)          Unocal North Sumatra Geothermal Ltd, whose interests will be assigned to the Borrower pursuant to the New DoA on the Assignment Date (as defined therein), and as amended pursuant to (i) the Amendment Agreement to Sarulla Joint Operation Contract dated 14 December 2007 entered into by PGE and the Itochu Borrower Entity, the Kyushu Borrower Entity, the Medco Borrower Entity, the Ormat Borrower Entity and the Operator and (ii) the Second Amendment to Sarulla Joint Operation Contract dated 4 April 2013 entered into by PGE and the Borrower.

“Know Your Customer Requirements”	means the identification checks that a Senior Finance Party requests in order to meet its obligations under Applicable Law to identify a person who is (or is to become) its customer.
“Kyushu”	means Kyushu Electric Power Co., Inc., a company established under the laws of Japan.
“Kyushu Share Mortgage”

means the share mortgage governed by the laws of Singapore entered or to be entered into by the Kyushu Shareholder and the Offshore Security Agent, with respect to the Kyushu Shareholder’s shares in the capital of the Kyushu Borrower Entity.

“Kyushu Shareholder”	means Kyuden International Corporation, a limited liability company established under the laws of Japan and which itself is wholly and directly owned by Kyushu.

“Lenders’ Completion Date”

means the date on which each of the following conditions have been satisfied on that date, in form and substance satisfactory to, or waived by, the Intercreditor Agent:

(a)           the Borrower has delivered to the Intercreditor Agent a physical completion certificate in the form set out in Schedule 11 (Physical And Operational Completion Certifications), Annex A-1 (Form of Physical Completion Certificate);

(b)           the Senior Lenders’ Technical Advisor has delivered to the Intercreditor Agent a physical completion confirmation certificate in the form set out in Schedule 11 (Physical And Operational Completion Certifications), Annex A-2 (Physical Completion Confirmation);

(c)           the Borrower has delivered to the Intercreditor Agent an operational completion certificate in the form set out in Schedule 11 (Physical And Operational Completion Certifications), Annex B-1 (Form of Operational Completion Certificate);

(d)          the Senior Lenders’ Reserves Consultant has delivered to the Intercreditor Agent an operational completion confirmation certificate in the form set out in Schedule 11 (Physical And Operational Completion Certifications), Annex B-2 (Form of Operational Completion Confirmation);

(e)           either:

(i)           all amounts which are due and payable under the Project Documents as at the Lenders’ Completion Date have been finally determined and have been paid in full; or

(ii)           if and to the extent that there are any amounts which are due and payable under the Project Documents but unpaid as at the Lenders’ Completion, such unpaid amounts have been finally determined and there is in place appropriate performance securities in an aggregate amount not less than the aggregate unpaid amounts, in form and substance satisfactory to the Intercreditor Agent;

(f)           either:

(i)            there are no outstanding disputes under or in connection with any Project Document; or

(ii)           if there are outstanding disputes under or in connection with any Project Document, then:

(A)          the aggregate potential liability of the Borrower with respect to all such disputes does not exceed USD30,000,000 (or its equivalent); and either

(B)           the Operator has deposited into a separate account opened in its name an amount equal to the aggregate potential liability of the Borrower with respect to such disputes, provided that:

(1)           the separate account must be located in a jurisdiction (other than Indonesian) approved by the Intercreditor Agent; and

(2)           the Operator’s rights and interest with respect to such account must be subject to a first-ranking perfected Security Interest in favour of the Offshore Security Agent (for the benefit of the Senior Secured Parties) in form and substance satisfactory to the Intercreditor Agent; or

(C)           there is in place appropriate performance securities in an aggregate amount not less than the aggregate potential liability of the Borrower with respect to all such disputes, in form and substance satisfactory to the Intercreditor Agent

(g)          the Senior Lenders’ Insurance Consultant has delivered to the Intercreditor Agent a certificate confirming that all Project Insurances (including in respect of the operation phase of the Project) required to be in effect as at the Lenders’ Completion Date for the implementation of the Project are in full force and effect;

(h)          all Material Governmental Authorisations required to be in effect as at the Lenders’ Completion Date are in full force and effect;

(i)           either:

(i)            PLN has certified, in writing, that:

(A)          the Date of Commercial Generation of the First Generating Unit has occurred and that the Unit Rated Capacity of the First Generating Unit is not less than 83 MW; and

(B)           the Date of Commercial Generation of the Second Generating Unit and the Third Generating Unit has occurred; or

(ii)           the Borrower has received three (3) payments from PLN of the Electricity Charge by way of deposit into the relevant Project Account pursuant to the provisions of the Accounts Agreement, and:

(A)          such payments relate to three (3) invoices issued to PLN covering a period of at least two (2) months in the aggregate;

(B)          each payment reflects that the Borrower delivered and generated Electricity from all of the Generating Units representing at least ninety percent (90%) of the Unit Rated Capacity during the period covered by the invoices and that the portion of such payment so represented is undisputed by PLN; and

(C)           there were no Deemed Dispatch Kwhs (as defined in the ESC) during the period covered by the invoices; or

(j)            the DSRA-1 has been funded up to the DSRA-1 Reserve Requirement for the Lenders’ Completion Date;

(k)           the DSRA-2 has been funded up to the DSRA-2 Reserve Requirement for the Lenders’ Completion Date;

(l)            the EPRG Premium Reserve Account has been funded up to the EPRG Premium Reserve Requirement for the Lenders’ Completion Date;

(m)          there is in place an approved Operating Plan and Budget for the calendar year in which the Lenders’ Completion Date occurs;

(n)          there is in place an approved Plant Maintenance Projection for the required period commencing on the Lenders’ Completion Date and the Plant Maintenance Reserve Account has been funded up to the Plant Maintenance Reserve Requirement for the Lenders’ Completion Date;

(o)           there is in place an approved Well Maintenance and Drilling Projection for the required period commencing on the Lenders’ Completion Date and the Well Maintenance and Drilling Reserve Account has been funded up to the Well Maintenance and Drilling Reserve Requirement for the Lenders’ Completion Date;

(p)           the PLN Credit Reserve Account is fully funded to the level required (if any) pursuant to the Accounts Agreement as at the Lenders’ Completion Date;

(q)           there is in place an approved Financial Model as contemplated pursuant to Clause 18.1 (Financial Model);

(r)            either:

(i)            the Debt to Equity Ratio at the Lenders’ Completion Date does not exceed the Maximum Debt to Equity Ratio; or

(ii)           if the Debt to Equity Ratio at the Lenders’ Completion Date exceeds the Maximum Debt to Equity Ratio:

(A)            the Intercreditor Agent has confirmed to the Borrower and the Senior Lenders the Mandatory Debt to Equity Ratio Prepayment Amount; and

(B)            all Mandatory Debt to Equity Ratio Prepayment Contributions have been paid in accordance with the applicable provisions of the Senior Finance Documents;

(s)           no Force Majeure Event is continuing, unless the Intercreditor Agent has confirmed in writing to the Borrower that the Senior Lenders’ Technical Advisor and/or the Senior Lenders’ Reserves Consultant has certified to the Intercreditor Agent that the Force Majeure Event:

(i)            is unlikely to continue for more than seven (7) continuous days in total; or

(ii)           is unlikely to have a material and adverse effect (including in terms of delay and cost) on the implementation on the Project;

(t)            no Default is subsisting;

(u)           the Environmental and Social Management Plan updated for the operation phase of the Project is operational and complies in all material respects with all Safeguards Requirements and to the extent any aspect of the Environmental and Social Management System for the operation phase of the Project has not been implemented, all arrangements necessary for such timely implementation have been made through the Environmental and Social Action Plan; and

(v)          the Borrower has delivered to the Intercreditor Agent a certificate signed by two directors of the Operator certifying that the requirements set out in paragraphs (e) and (f) and (h) to (u) inclusive above have been satisfied.

“Lenders’ Completion Sunset Date”	means the date which is twenty four (24) months after the Unit COD of the Third Generating Unit.
“Lending Office”

means:

(a)           in relation to a Senior Lender originally a Party, its office at the address specified in Schedule 1 (The Senior Lenders); and

(b)           in relation to any New Senior Lender, its office at the address specified in the relevant Deed of Novation – Senior Lenders and notified to the Intercreditor Agent, or such other offices as the relevant Senior Lender may later select pursuant to Clause 28.8 (Lending Offices).

“LIBOR”

means:

(a)           in relation to an Interest Period for any Floating Rate Senior Loan made under the JBIC Facility Agreement, or overdue amount thereunder, LIBOR (as defined in the JBIC Facility Agreement); and

(b)           in relation to an Interest Period for any Floating Rate Senior Loan made under the ADB Facility Agreement or the Covered Lenders Facility Agreement, or any overdue amount thereunder:

(i)            the applicable Screen Rate; or

(ii)           (if no Screen Rate is available for the Interest Period of that Floating Rate Senior Loan or overdue amount) the Interpolated Screen Rate for that Floating Rate Senior Loan or overdue amount; or

(iii)          if:

(A)         no Screen Rate is available for the currency of that Floating Rate Senior Loan or overdue amount; or

(B)          no Screen Rate is available for the Interest Period of that Floating Rate Senior Loan or overdue amount and it is not possible to calculate an Interpolated Screen Rate for that Floating Rate Senior Loan,

(C)          the Reference Bank Rate, as of 11:00 a.m. (London time) two London Quotation Days before the first day of the Interest Period of such Floating Rate Senior Loan or overdue amount for the offering of deposits in the currency of that Floating Rate Senior Loan or overdue amount and for a period comparable to that Interest Period, provided that if any such rate is below zero (0), LIBOR will be deemed to be zero (0).

“LNTP”

has:

(a)           in the case of the Power Plant Supply Contract, the meaning given in the Power Plant Supply Contract;

(b)           in the case of the Power Plant Construction Contract, the meaning given in the Power Plant Construction Contract; and

(c)           in the case of the Initial Drilling Contract, the meaning given in the Initial Drilling Contract.

“London Quotation Day”	means a day (other than a Saturday or Sunday) on which banks are generally open for business in London.

“Major Project Documents”

means:

(a)           each Drilling Contract;

(b)           the ESC;

(c)           the Government Guarantee;

(d)           the JOC;

(e)           the New DOA;

(f)            the PLN Support Letter;

(g)           each Power Plant Contract;

(h)           the Trust Account Agreement;

(i)            each Technical Support Agreement;

(j)            each parent company guarantee or performance security in respect of the obligations of any of the foregoing under the relevant Major Project Documents (including each Construction Bond);

(k)           the Land and Assets Utilisation Agreement between PGE and PT Pertamina (Persero);

(l)            each other Project Document entered into by any Borrower Entity after the Signing Date which the Intercreditor Agent determines (acting reasonably) constitutes a Major Project Document; and

(m)          any other agreement designated as a Major Project Document by the Intercreditor Agent and the Borrower.

“Major Project Parties”

means:

(a)          PGE;

(b)          PLN;

(c)           each Equity Party;

(d)           the Trust Account Trustee;

(e)           the Trust Account Bank; and

(f)           each of the following persons, for so long as that person has any obligations under any Major Project Document to which that person is party:

(i)           each Additional Drilling Contractor;

(ii)          the Initial Drilling Contract Guarantor;

(iii)         the Initial Drilling Contractor;

(iv)         each Power Plant Contractor;

(v)          each Technical Support Agreement Provider; and

(vi)         each provider of a guarantee or performance security (including each Construction Bond) in respect of the obligations of any of the foregoing under the relevant Major Project Document.

“Management Costs”	means Equity Party historical expenditures related to the Project in the nature of management costs.
“Mandatory Debt to Equity Ratio Prepayment Amount”

means an amount equal to the sum of:

(a)           the amount of Senior Loans outstanding which the Borrower is required to prepay pursuant to Clause 5.3(d) (Mandatory Prepayments);

(b)           the amount of interest payable pursuant to Clause 5.4(b)(i) (Miscellaneous Provisions) in respect of the prepayment referred to in paragraph (a) above; and

(c)           the amount of Hedging Termination Sums (if any), determined by the Intercreditor Agent (acting reasonably) that would be payable pursuant to Clause 5.4(b)(iii) (Miscellaneous Provisions) in connection with the prepayment referred to in paragraph (a) above, assuming for this purpose that the relevant Hedging Agreements were terminated (if required) pursuant to Clause 14.4 (Notional Amount Reductions) on the Lenders’ Completion Date.

“Mandatory Debt to Equity Ratio Prepayment Equity Contributions”

means:

(a)           Equity Contributions required to be made pursuant to Clause 4.1(c) (Right to Accelerate) of each Equity Support Deed; and

(b)           payments to the Borrower in the form of Equity in an amount which, when aggregated with all Equity Contributions to be provided as contemplated under paragraph (a) above, is equal to the Mandatory Debt to Equity Ratio Prepayment Amount.

“Margin”	means, with respect to a Floating Rate Senior Loan, the rate expressed to be the “Margin” in each relevant Senior Facility Agreement.
“Market Disruption Event”	has the meaning given to it in Clause 10.2 (Market Disruption).
“Material Adverse Effect”

means a material and adverse effect on:

(a)           the business, operations, assets or financial condition of any Borrower Entity or any Major Project Party (other than the Trust Account Bank, the Trust Account Trustee and any SPV Equity Party);

(b)           the ability of any Borrower Entity or any Major Project Party to perform any of its material obligations under any Transaction Document;

(c)           the validity or enforceability of any Transaction Document;

(d)           the effectiveness or ranking of any Transaction Security; or

(e)           any right or remedy of any Senior Finance Party under or in respect of a Senior Finance Document.

“Material Governmental Authorisations”

means:

(a)           the authorisations listed in Schedule 6 (Material Governmental Authorisations);

(b)          each authorisation replacing any of the authorisations listed in Schedule 6 (Material Governmental Authorisations); and

(c)           each Governmental Authorisation which is material in the context of the Project or is otherwise necessary for the implementation of the Project.

“Maximum Debt to Equity Ratio”	means the ratio of 76.97 to 23.03.
“Medco”	means PT Medco Power Indonesia, a limited liability company established under the laws of Indonesia.
“Medco Share Pledge”

means the Indonesian law governed share pledge entered or to be entered into by Medco, the Medco Borrower Entity and the Senior Secured Parties (as represented by the Onshore Security Agent) with respect to Medco’s shares in the capital of the Medco Borrower Entity.

“Medco Technical Support Agreement”	means the agreement entered or to be entered into by the Operator and Medco in connection with staffing arrangements for the Project.
“MoF”	means the Ministry of Finance of the GoI.
“Money Laundering”

means:

(a)           the conversion or transfer of property, knowing it is derived from a criminal offence, for the purpose of concealing or disguising its illegal origin or of assisting any person who is involved in the commission of the crime to evade the legal consequences of its actions;

(b)           the concealment or disguise of the true nature, source, location, disposition, movement, rights with respect to, or ownership of, property knowing that it is derived from a criminal offence; or

(c)           the acquisition, possession or use of property knowing at the time of its receipt that it is derived from a criminal offence.

“Moody’s”	means Moody’s Shareholder Services, Inc.
“NAES”	means NAES Corporation.
“NAES Direct Agreement”	means the direct agreement with respect to the NAES Technical Support Agreement, entered or to be entered into by NAES, the Operator and the Offshore Security Agent.
“NAES Technical Support Agreement”

means the agreement entered or to be entered into by the Operator and NAES in connection with provision of management services in the development of operating procedures and infrastructure at the Project Site.

“Namora-I-Langit Field”	means the geothermal reservoir in the area of the Project Site referred to as Namora-I-Langit.
“New DOA”

the Deed of Assignment signed between PLN, the Itochu Borrower Entity, the Medco Borrower Entity, the Ormat Borrower Entity and the Operator dated as of 30 October 2007 (as supplemented by the Addendum to the Deed of Assignment signed between PLN and each Borrower Entity dated 3 July 2008 under which the Kyushu Borrower Entity became a part of the “COMPANY” (as defined in the ESC), the Second Addendum to the Deed of Assignment signed between PLN and each Borrower Entity dated 4 April 2013 and the PLN Consent Letter.

“New Senior Lender”	has the meaning given to it in Clause 28.2 (Transfers by Senior Lenders).
“Non-Consenting Covered Lender”

means a Covered Lender, other than:

(a)          JBIC, if and to the extent that it is subrogated to or assigned or transferred the rights of a Covered Lender as a consequence of any payment made by JBIC pursuant to the EPRG; or

(b)          a Covered Lender voting at the direction of JBIC under and in accordance with the EPRG, which does not agree to the making of any Determination in circumstances where:

(i)            the Borrower has requested the Intercreditor Agent to make such Determination;

(ii)           the Determination is one required to be made in accordance with Clause 4.4 (Unanimous Decisions) of the Intercreditor Deed; and

(iii)          affirmative votes for the Determination have been obtained from the requisite Voting Parties specified in Clause 4.5 (Majority Decisions) of the Intercreditor Deed (assuming for this purpose the Determination is one required to be made in accordance with Clause 4.5 (Majority Decisions) of the Intercreditor Deed).

“Notice to Proceed”

has:

(a)           in the case of the Power Plant Supply Contract, the meaning given in the Power Plant Supply Contract;

(b)           in the case of the Power Plant Construction Contract, the meaning given in the Power Plant Construction Contract; and

(c)           in the case of the Initial Drilling Contract, the meaning given in the Initial Drilling Contract.

“NTP Date”

means the date set out in a notice to proceed issued by the Borrower pursuant to Clause 4.1(b) of the Power Plant Construction Contract and/or Clause 4.1(b) of the Power Plant Supply Contract (as the case may be) on which each of the Power Plant Contractors is to commence full performance of the relevant scope of supply or scope of work.

“Obstructive Practice”

means:

(a)          deliberately destroying, falsifying, altering or concealing evidence material to an investigation by a Senior Lender into allegations of a Coercive Practice, Collusive Practice, Corrupt Practice or Fraudulent Practice; making false statements to investigators, in order to materially impede such investigation; failing to comply with requests to provide information, documents or records in connection with such investigation; and threatening, harassing or intimidating any person to prevent it from disclosing its knowledge of matters relevant to such investigation or from pursuing such investigation; or

(b)          acts intended to materially impede the exercise of a Senior Lender’s contractual rights of audit or inspection or access to information under any Senior Finance Document in connection with an investigation by a Senior Lender into allegations of a Coercive Practice, Collusive Practice, Corrupt Practice or Fraudulent Practice.

“OECD”	means the Organisation for Economic Cooperation and Development.
“Offshore Account Bank”	means Mizuho Bank, Ltd.
“Offshore Assignments of Reinsurances”

means each English law governed security assignment entered into from time to time by any direct insurer in favour of the Offshore Security Agent with respect to its rights under certain reinsurance policies constituting Project Insurances.

“Offshore General Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.

“Offshore General Security Agreement”

means the English law governed debenture to be entered into by each Borrower Entity and the Offshore Security Agent with respect to all of the present and future assets of that Borrower Entity, including with respect to the Project Documents governed by Indonesian law and the Project Documents governed by English law.

“Offshore Pre-Completion Revenue Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Offshore Project Accounts”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Offshore Project Accounts Charge”

means the Singapore law governed accounts charge dated on or about the Closing Date between the Operator and the Offshore Security Agent with respect to all of the rights of the Operator in the Offshore Project Accounts (excluding the Distributions Accounts).

“Offshore Security Documents”

means each of:

(a)          the Offshore Assignments of Reinsurances;

(b)          the Offshore Project Accounts Charge;

(c)          the Offshore General Security Agreement;

(d)          the Offshore Share Security Agreements; and

(e)          the Subordinated Shareholder Loan Assignment Agreements entered into by Medco, the Kyushu Shareholder, the Itochu Shareholder and the Ormat Shareholder.

“Offshore Share Security Agreements”	means each of: (a) the Kyushu Share Mortgage; (b) the Itochu Share Mortgages; (c) the Operator Share Mortgages; and (d) the Ormat Share Mortgages.
“Onshore Account Bank”	means PT. Bank Mizuho Indonesia.
“Onshore Project Accounts”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.

“Onshore Security Documents”

means:

(a)          the Conditional Novation of Project Documents;

(b)          the Fiduciary Assignment of Receivables;

(c)          the Fiduciary Assignment of Receivables (Medco);

(d)          the Fiduciary Assignment of Insurance Claim Proceeds;

(e)          the Fiduciary Assignment of Reinsurance Claim Proceeds;

(f)           the Fiduciary Assignment of Intellectual Property Rights;

(g)          the Fiduciary Transfer of Tangible Assets;

(h)          the Medco Share Pledge;

(i)           the Pledge of Onshore Project Accounts;

(j)           each Power of Attorney to Exercise Rights under the Indonesian Law Governed Project Documents;

(k)          the Power of Attorney to Manage the Business of the Medco Borrower Entity;

(l)           the Power of Attorney to Sell Shares of the Medco Borrower Entity;

(m)         the Power of Attorney to Vote Shares of the Medco Borrower Entity;

(n)          the Power of Attorney to Exercise Intellectual Property Rights;

(o)          the Power of Attorney to Manage Bank Accounts; and

(p)          any security supplement executed in connection with the agreements listed in paragraphs (a) to (o) (inclusive) above.

“Operating Costs”

means, in respect of any period, all costs and expenses payable by the Borrower during that period in connection with the operation and maintenance of the Project, including with respect to the following:

(a)          the supply and transportation of fuel, power, water and other utilities;

(b)          employee salaries and payments pursuant to secondment arrangements and administrative overheads;

(c)          fees and costs payable to the Technical Support Agreement Providers under the Technical Support Agreement;

(d)          duties and Taxes incurred in the normal course of operations (including Taxes on income and other profits of any Borrower Entity under Indonesian law but excluding withholding tax on Financing Costs);

(e)          foreign exchange losses realised in cash;

(f)           any premiums and fees relating to any Project Insurances listed in Part B and Part C of Schedule 7 (Project Insurances) and maintained during such period;

(g)          reasonable general and administrative expenses;

(h)          costs and expenses incurred in complying with the Borrower’s environmental and/or social obligations under the Senior Finance Documents;

(i)           reasonable legal, accounting, consultancy, advisor and similar professional fees in connection with the implementation of the Project;

(j)           Plant Maintenance Expenses;

(k)         Well Maintenance and Drilling Expenses;

(l)           any Carbon Credits (as defined in the ESC) payable by the Borrower to PLN and/or PGE in accordance with the provisions of the ESC; and

(m)         subject to no double counting of any item, any other costs and expenses contained in the most recent approved Operating Plan and Budget or otherwise approved by the Intercreditor Agent;

but excluding:

(i)            Capital Costs;

(ii)           amounts payable to the Senior Finance Parties pursuant to the Senior Finance Documents;

(iii)          Restricted Payments; and

(iv)          depreciation, non-cash charges, reserves, amortisation of intangibles and similar book-keeping entries.

“Operating Plan and Budget”	means an operating plan and budget which satisfies the requirements set out in, and as updated in accordance with the provisions of, Clause 18.5 (Operating Plan and Budget).
“Operation Report”	means a report substantially in the form of Schedule 9 (Form Of Operation Report).
“Operations Committee”	has the meaning given to it in the ESC.
“Operations Committee Procedures”	means the procedures relating to the activities of the Operations Committee, as may be amended from time to time in accordance with the terms of the Senior Finance Documents.
“Operator Share Mortgages”	means each Cayman Islands’ law governed share mortgage entered or to be entered into by a Shareholder with respect to its shares in the capital of the Operator.

“Original ESC”

means the Sarulla Energy Sales Contract dated 27 February 1993 entered into by and between Perusahaan Umum Listrik Milik Negara, Perusahaan Pertambangan Minyak dan Gas Bumi Negara, and Unocal North Sumatra Geothermal Ltd, whose interests will be assigned to the Borrower pursuant to the New DoA.

“Ormat”	means Ormat International, Inc., a limited liability company established under the laws of the State of Delaware, United States of America.
“Ormat HoldCo”	means Ormat Holding Corp., an exempted company with limited liability incorporated in the Cayman Islands.
“Ormat Share Mortgages”

means each Cayman Islands’ law governed share mortgage entered or to be entered into by:

(a)           the Ormat HoldCo and the Offshore Security Agent, with respect to the Ormat HoldCo’s shares in the capital of the Ormat Shareholder; and

(b)           the Ormat Shareholder and the Offshore Security Agent, with respect to the Ormat Shareholder’s shares in the capital of the Ormat Borrower Entity.

“Ormat Shareholder”	means OrPower 11 Inc., an exempted company with limited liability incorporated in the Cayman Islands.
“Participation”

means, with respect to a Senior Lender:

(a)           and a Senior Loan, the portion of the amount of that Senior Loan which is outstanding and owing to that Senior Lender; and

(b)           and any other amount owing by the Borrower under the Senior Finance Documents, the portion of that amount which is owing to that Senior Lender.

“Party”	means a Senior Finance Party or a Borrower Entity.
“PDS”	has the meaning given to it in Clause 30.3 (ADB Disclosure Obligations).
“Performance Liquidated Damages”

means any liquidated damages payable by:

(a)           a Power Plant Contractor to the Borrower under a Power Plant Contract:

(i)           for, or in respect of, a failure to achieve the Guaranteed Net Dependable Capacity of a Generating Unit; or

(ii)          otherwise in respect of defective performance, but excluding liquidated damages payable in respect of any delay under a Power Plant Contract; and

(b)          a Drilling Contractor to the Borrower under a Drilling Contract for or in respect of defective performance, but excluding liquidated damages payable in respect of any delay under the Drilling Contract.

“Permitted Disposal”

means:

(a)           sales of Geothermal Energy and electric capacity pursuant to the ESC, any other Disposal required by a Major Project Document and any set-off right contemplated in the JOC or the ESC;

(b)          Disposals of any consumables for use in the operation of the Plant in the ordinary course of the Borrower’s business;

(c)           Disposals in the ordinary course of business and at fair market value, of assets that are obsolete or no longer used by or useful to the Borrower, or which are promptly to be replaced by adequate substitutes of equal or greater value than the replaced items when new;

(d)          purchases or sales for cash of Permitted Investments prior to the maturity thereof in accordance with the Accounts Agreement;

(e)           the transfer of the Special Facilities to PLN in accordance with the applicable provisions of the ESC;

(f)           Disposals in the ordinary course of the Borrower’s business and at fair market value, of assets having a fair market value not exceeding USD1,000,000 in any year or USD5,000,000 in aggregate, and not otherwise permitted under the Senior Finance Documents; and

(g)          any Disposal otherwise approved by the Intercreditor Agent for the purpose of this definition (provided that any such approval shall not, unless the Intercreditor Agent expressly agrees, limit the obligations of the Borrower under Clause 5.3(a)(v) (Mandatory Prepayments)), provided that all of the above are effected on an arm’s length basis and on commercially reasonable terms and conditions.

“Permitted Equity Party Payment”

means:

(a)           Management Costs in an amount of USD20,000,000 which the Senior Lenders’ Model Auditor has verified (and confirmed such verification to the Intercreditor Agent) as constituting Equity Party historical expenditures related to the Project, to be reimbursed by the Borrower to any Equity Party or any Affiliate of any Equity Party; or

(b)           pursuant to a Project Document and which:

(i)            has been approved by the Intercreditor Agent; and

(ii)           is permitted to be made in accordance with:

(A)           the most recent approved Project Budget; or

(B)           the most recent approved Operating Plan and Budget.

“Permitted Financial Indebtedness”

means:

(a)           any Financial Indebtedness of the Borrower secured by Permitted Security Interests;

(b)          any Financial Indebtedness of the Borrower under the Transaction Documents;

(c)           any accounts payable and other amounts payable in the ordinary course of business to the extent incurred for the implementation of the Project, provided that such indebtedness is payable within ninety (90) days of being incurred including any related value added tax;

(d)          any amounts payable under a Subordinated Shareholder Loan Agreement;

(e)           any other Financial Indebtedness of the Borrower which does not exceed USD3,000,000 (or its equivalent) in the aggregate; and

(f)           any other Financial Indebtedness of the Borrower incurred with the prior written consent of the Intercreditor Agent.

“Permitted Investments”

means USD-denominated:

(a)           direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America) or obligations, the timely payment of principal and interest of which is fully guaranteed by the United States of America and with the full faith and credit of the United States of America;

(b)           interest-bearing demand or time deposits (including certificates of deposit) that are held with any Senior Finance Party, any Account Bank or any other bank that are organised under the laws of a member country of the OECD, Singapore, Hong Kong or, in the case of investments made from funds in the Onshore Project Accounts only, Indonesia, and have general obligations rated at least “AA” by Standard & Poor’s or “Aa2” by Moody’s;

(c)           any advances, loans or extensions of credit or any stock, bonds, notes, debentures or other securities as the Intercreditor Agent may from time to time approve,

provided that, each of the above investments shall:

(i)            either mature not later than the date on which such investment will be required to be liquidated or otherwise be capable of being liquidated (at no cost and preserving the initial capital value of the investment) at any time, in order to fund withdrawals, transfers or payments in accordance with the Senior Finance Documents;

(ii)           if an investment is a marketable obligation traded on an exchange, such exchange is a recognised international exchange; and

(iii)         be subject to a first-ranking perfected Security Interest in favour of the Offshore Security Agent (for the benefit of the Senior Secured Parties) in form and substance satisfactory to the Intercreditor Agent.

“Permitted Security Interests”

means any of the following:

(a)           the Transaction Security;

(b)          those Security Interests arising by operation of law in the ordinary course of the Borrower’s business provided that the same are in respect of obligations which have not been due for more than forty five (45) days and which are being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties;

(c)           any of the following Security Interests, which would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited segregated cash reserves for the full amount secured by the Security Interests into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties:

(i)            carrier’s, warehousemen’s, mechanic’s, materialmen’s, repairmen’s or other like liens over assets created in respect of ordinary course of business transactions; or

(ii)           easements, rights of way, reservations, restrictions, covenants, agreements for joint or common use, landlords’ rights of distraint and other similar Security Interests affecting any property subject to the Transaction Security, granted in the ordinary course of business, which do not materially impair the value of such property or the Transaction Security;

(d)          any Security Interest arising in the ordinary course of business out of title retention or similar provisions contained in suppliers’ standard and generally applicable terms for the supply of goods in the ordinary course of business, provided that such Security Interest does not arise as a result of payment for the relevant goods being overdue (or if overdue, which payment is being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties), provided in any event that the aggregate value at any time of all goods subject to any such Security Interest does not exceed USD1,000,000;

(e)           any Security Interest which is a result of a court order or judgment that is not yet final and is either discharged within forty-five (45) days of its creation is being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties;

(f)           any other Security Interests expressly permitted under the Senior Finance Documents or required to be created in the course of performance of any Project Document; and

(g)          any other Security Interest created with the prior written consent of the Intercreditor Agent.

“PGE”	means PT Pertamina Geothermal Energy.

“PGE Assets”	means the Fields, the Field Facilities and the Project Site, in each case to the extent owned by PGE.
“PGE Consent Letter”	means the consent letter with respect to the JOC and ESC, entered or to be entered into by PGE, the Borrower and the Onshore Security Agent.
“PGE Privatisation Event”

means:

(a)           any event, or combination of events, which has the effect of equitising PGE under the laws of Indonesia (irrespective of whether the equitisation event, or combination of events, is accomplished through the sale of existing shares or the issuance of new shares) resulting in the GoI no longer holding (directly or indirectly) the percentage of shareholder voting power in PGE required under Applicable Law to pass all resolutions at a general meeting of the shareholders of PGE; or

(b)           any demerger or corporate reorganisation of PGE resulting in:

(i)           PGE no longer being the counterparty to the Transaction Documents to which it is a party; or

(ii)          a material and adverse change to PGE’s ability to perform its obligations under the Transaction Documents to which it is a party.

“PKLN Team”	means the Team for Offshore Commercial Loans, established by the GoI pursuant to Presidential Decree No. 39 year 1991.
“Plant”	means the Field Facilities, the Electricity Generation Facilities, spare parts, machinery and any ancillary facilities thereto, and all additions and modifications thereto.
“Plant Rated Capacity”	has the meaning given to it in the ESC.
“Plant Maintenance Expenses”

means expenditure for maintenance of the Plant described in Tables 1 and 2 of Schedule 5 (Plant Maintenance Reserve Requirement) of the Accounts Agreement, excluding Well Maintenance and Drilling Expenses.

“Plant Maintenance Projection”	has the meaning given to it in Clause 18.7 (Plant Maintenance Projection).
“Plant Maintenance Reserve Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Plant Maintenance Reserve Requirement”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Pledge of Onshore Project Accounts”

means the Indonesian law governed pledge to be executed in the form of a notarial deed on or prior to the Closing Date by the Senior Secured Parties (as represented by the Onshore Security Agent) and the Operator in respect of the Onshore Project Accounts.

“PLN”	means PT Perusahaan Listrik Negara (Persero).
“PLN Consent Letter”	means the consent letter with respect to the ESC, entered or to be entered into by PLN, the Borrower and the Onshore Security Agent.
“PLN Privatisation Event”

means:

(a)           any event, or combination of events, which has the effect of equitising PLN under the laws of Indonesia (irrespective of whether the equitisation event, or combination of events, is accomplished through the sale of existing shares or the issuance of new shares) resulting in the GoI no longer holding (directly or indirectly) the percentage of shareholder voting power in PLN required under Applicable Law to pass all resolutions at a general meeting of the shareholders of PLN; or

(b)           any demerger or corporate reorganisation of PLN resulting in:

(i)           PLN no longer being the counterparty to the Transaction Documents to which it is a party; or

(ii)          a material and adverse change to PLN’s financial ability to perform its obligations under the Transaction Documents to which it is a party.

“PLN Support Letter”

means the letter agreement with the subject heading “Sarulla Geothermal Project - PLN Support Letter” (Reference No: 0050/043/DIRUT2013) dated 4 April 2013 entered into by PLN and the Borrower, and the letter of clarification from the Borrower to PLN (Reference No: SOL-DIR-0017) dated 4 April 2013 and the letter from PLN to the Borrower (Reference No: 051/043/DIRUT2013) dated 4 April 2013 (as supplemented by the PLN Consent Letter).

“Potential Event of Default”

means any event or circumstance which, with the giving of notice, lapse of time, the making of any determination under the Senior Finance Documents or any combination of the foregoing, may reasonably be expected to constitute an Event of Default.

“Power of Attorney to Exercise Intellectual Property Rights”

means the Indonesian law governed irrevocable power of attorney to exercise intellectual property rights including licences, copyrights, design registrations and know-how necessary for the implementation of the Project, to be granted in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) by the Operator on or prior to the Closing Date.

“Power of Attorney to Exercise Rights under the Indonesian Law Governed Project Documents”

means each Indonesian law governed irrevocable power of attorney in respect of the rights of a Borrower Entity under the Indonesian Law Governed Project Documents to be granted in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) by that Borrower Entity on or prior to the Closing Date.

“Power of Attorney to Manage Bank Accounts of the Operator”

means the Indonesian law governed irrevocable power of attorney to manage the Onshore Project Accounts to be granted by the Operator in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) on or prior to the Closing Date.

“Power of Attorney to Manage the Business of the Medco Borrower Entity”

means the Indonesian law governed irrevocable power of attorney to manage the business of the Medco Borrower Entity to be granted in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) by the Medco Borrower Entity on or prior to the Closing Date.

“Power of Attorney to Sell Shares of the Medco Borrower Entity”

means the Indonesian law governed irrevocable power of attorney to sell shares to be granted in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) by Medco on or prior to the Closing Date.

“Power of Attorney to Vote Shares of the Medco Borrower Entity”

means the Indonesian law governed irrevocable power of attorney to vote shares to be granted in favour of the Senior Secured Parties (as represented by the Onshore Security Agent) by Medco on or prior to the Closing Date.

“Power Plant Contracts”	means: (a) the Power Plant Construction Contract; (b) the Power Plant Supply Contract; and (c) the Coordination Agreement.
“Power Plant Contractors”	means: (a) the Power Plant Supply Contractor; and (b) the Power Plant Construction Contractor.
“Power Plant Construction Contract”	means the construction contract entered or to be entered into between the Operator and the Power Plant Construction Contractor.
“Power Plant Construction Contractor”	means the Indonesian Contractor and the Power Plant Supply Contractor.
“Power Plant Contracts Direct Agreement”

means the direct agreement with respect to the Power Plant Supply Contract, Power Plant Construction Contract and the Coordination Agreement, entered or to be entered into by the Power Plant Construction Contractor, the Power Plant Supply Contractor, the Operator and Offshore Security Agent.

“Power Plant Supply Contract”	means the supply contract entered or to be entered into between the Power Plant Supply Contractor and the Operator.
“Power Plant Supply Contractor”	means Hyundai Engineering & Construction Co., Ltd.

“Pre-Completion Make-Up Well Capital Costs”	means all costs and expenses incurred, or to be incurred, prior to the Unit COD of the Third Generating Unit in connection with drilling make-up wells.
“Pre-Completion Operating Costs”	means all Operating Costs incurred, or to be incurred, during the period from and including the Unit COD of the First Generating Unit to but excluding the Unit COD of the Third Generating Unit.
“Pre-Completion Revenue”

means all:

(a)          Electricity Charges;

(b)          payments by the GoI under the Government Guarantee which do not constitute ESC Buyout Payments;

(c)          Delay Liquidated Damages;

(d)          Business Interruption Insurance Proceeds; and

(e)           Delay in Start-up Insurance Proceeds, in each case received by the Borrower (by way of deposit into the relevant Project Account pursuant to the provisions of the Accounts Agreement) prior to the Unit COD of the Third Generating Unit.

“Pre-Completion Revenue Cap”	means an amount equal to USD86,306,165.
“Project”

means:

(a)          the design, development, engineering, procurement, construction, erection, commissioning, testing, operation, maintenance and financing of the Field Facilities, the Electricity Generating Facilities and related assets;

(b)          the ownership of the Electricity Generation Facilities;

(c)          the design, development, engineering, procurement, construction, erection, commissioning, testing and financing of the Special Facilities; and

(d)          until the Special Facilities Taking Over Date, the ownership of the Special Facilities.

“Project Accounts”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Project Assets”

means all assets, properties, rights and interests from time to time owned (whether legally or beneficially) by the Borrower or any Borrower Entity or used and/or enjoyed by the Borrower or any Borrower Entity in connection with the Project, including:

(a)           the Electricity Generation Facilities;

(b)          all facilities and equipment and all other property (assets and rights) whether tangible or not and whether real or personal) constructed or acquired from time to time by the Borrower or any Equity Party for the implementation of the Project, including, prior to the Special Facilities Taking Over Date, the Special Facilities;

(c)           the Borrower’s rights under the Project Documents, including:

(i)            in respect of the trust(s) created under the Trust Account Agreement; and

(ii)           under the JOC with respect to:

(A)           the exclusive use and possession of the Fields and the Field Facilities;

(B)            the exclusive use and possession of the Project Site;

(C)            the Governmental Authorisations; and

(D)            the exploitation of the Geothermal Energy located under or within the Contract Area; and (d)the Project Accounts.

“Project Budget”

means a budget for the design, engineering, financing, construction, commissioning, testing and start-up of the Project prepared by the Borrower and delivered to the Intercreditor Agent as a Condition Precedent to the First Advance and as updated in accordance with Clause 18.3 (Project Budget).

“Project Cash Flow Available for Debt Service”

means, in respect of any period, the sum of:

(a)           the aggregate of:

(i)           Electricity Charges which are deposited into a Project Account in accordance with the Accounts Agreement, but excluding Pre-Completion Revenue;

(ii)          Delay Liquidated Damages;

(iii)         Delay in Start-Up Insurance Proceeds;

(iv)         Business Interruption Insurance Proceeds;

(v)          interest on the balances standing to the credit of the Project Accounts (other than the Distributions Holding Account and the Distributions Accounts), if and to the extent such interest is credited to the balance of the Offshore General Account;

(vi)         all Income and Investment Proceeds (as those terms are defined in the Accounts Agreement), if and to the extent such Investment Proceeds and Income are credited to the balance of the Offshore General Account;

(vii)        VAT Receivables; and

(viii)       proceeds from the sale of any Carbon Credits (as defined in the ESC), actually received or (in the case of a future period but only with respect to any (x) Electricity Charges, (y) any Delay in Start-Up Insurance Proceeds and Business Interruption Insurance Proceeds if and to the extent that the relevant insurer has acknowledged in writing its liability to pay such Delay in Start-Up Insurance Proceeds or Business Interruption Insurance Proceeds, as the case may be and (z) VAT Receivables) projected to be received by the Borrower, in each case by way of deposit into the relevant Project Account pursuant to the provisions of the Accounts Agreement, during that period;

minus

(b)           the aggregate of:

(i)          Capital Costs;

(ii)          Operating Costs (but excluding for this purpose any Pre-Completion Operating Costs and any Pre-Completion Make-Up Well Capital Costs); and

(iii)         any other amount agreed by the Intercreditor Agent in writing, payable or (in the case of a future period) projected to be payable by the Borrower during that period,  as adjusted by an amount equal to the net change in the balance of each of the Plant Maintenance Reserve Account and the Well Maintenance and Drilling Reserve Account during that period (to the intent that an increase in the balance of any such Project Account during that period shall result in a corresponding decrease in Project Cash Flow Available for Debt Service and a decrease in the balance of any such Project Account during that period shall result in a corresponding increase in Project Cash Flow Available for Debt Service).

“Project Costs”

means all costs and expenses incurred, or to be incurred, by the Borrower in connection with the design, development, engineering, procurement, construction, erection, commissioning and testing of the Electricity Generation Facilities, the Field Facilities and the Special Facilities, including (without double counting):

(a)          “Development Costs” (described as such in the Financial Model and which includes all Management Costs) in the amount of USD85,550,000;

(b)          the USD70 million payment required to be made to PLN pursuant to the provisions of the New DOA;

(c)           all Capital Costs incurred and payable prior to the Lenders’ Completion Date;

(d)          each of the following, to the extent incurred, or to be incurred, and payable by the Borrower prior to the Lenders’ Completion Date:

(i)           all spare parts, equipment and other inventory costs;

(ii)          “SOL Scope” (described as such in the Financial Model) in the amount of USD23,930,000 specified as such in the Financial Model;

(iii)          all costs and expenses associated with any LNTP;

(iv)         fees and costs of the Borrower’s engineering, legal and other professional advisors in respect of the implementation of the Project and applications for the authorisations necessary or desirable for the implementation Project and in respect of filings made or to be made in respect of the implementation of the Project;

(v)           the cost of any Governmental Authorisations necessary or desirable for the implementation of the Project and the cost of filings made or to be made in respect of the implementation of the Project;

(vi)          the costs of acquiring and registering ownership of the Project Site, the Special Facilities Land and the Special Facilities ROWs;

(vii)         the fees and costs of the Senior Lenders’ Advisors;

(viii)        insurance premiums payable in respect of the Project Insurances listed in Part A and Part C of Schedule 7 (Project Insurances) prior to the end of the first month following the Lenders’ Completion Date; and

(ix)          legal, accounting and other professional fees and costs incurred, or to be incurred, by the Borrower in connection with the negotiation and entry into of the Transaction Documents and the documents referred to in the Transaction Documents;

(e)           all Operating Costs incurred and payable prior to the Unit COD of the Third Generating Unit;

(f)           all Taxes, including any value added or similar Tax in respect of any of the items in this definition, to the extent imposed and payable prior to the Lenders’ Completion Date;

(g)           any Financing Costs accruing up to and including Unit COD of the Third Generating Unit;

(h)           funding of the DSRA-1 up to the DSRA-1 Reserve Requirement for the Lenders’ Completion Date;

(i)            funding of the DSRA-2 up to the DSRA-2 Reserve Requirement for the Lenders’ Completion Date;

(j)            the funding of the EPRG Premium Reserve Account up to the EPRG Premium Reserve Requirement;

(k)           funding of the Plant Maintenance Reserve Account up to the Plant Maintenance Reserve Requirement for the Lenders’ Completion Date;

(l)            funding of the Well Maintenance and Drilling Reserve Account up to the Well Maintenance and Drilling Reserve Requirement for the Lenders’ Completion Date; and

(m)          any other costs or expenses which the Intercreditor Agent and the Borrower agree shall constitute Project Costs; but excluding:

(i)           with respect to any category of costs and expenses referred to above which is included only to the extent such costs and expenses are incurred prior to a specified date, any costs and expenses relating to such category to the extent incurred after the date (which shall include for the avoidance of doubt Operating Costs incurred or to be incurred after the Unit COD of the Third Generating Unit and Capital Costs incurred or to be incurred after the Lenders’ Completion Date);

(ii)           Repayment Instalments;

(iii)          Hedging Termination Sums;

(iv)          depreciation, non-cash charges, reserves, amortisation of intangibles and similar book-keeping entries; and

(v)           any costs or liabilities which, but for this paragraph (v), would constitute Project Costs, where the same arise in relation to the restoration or reinstatement of any asset which is lost or damaged to the extent such costs or liabilities are or are to be, and are permitted under the Senior Finance Documents to be, funded out of any Insurance Proceeds, Performance Liquidated Damages or Delay Liquidated Damages.

“Project Documents”

means:

(a)          the Additional Project Documents;

(b)          the Major Project Documents; and

(c)          each other contract, agreement or document designated as a Project Document by the Intercreditor Agent and the Borrower.

“Project Milestones”	means the Construction Milestones and the Drilling Milestones.
“Project Milestone Date”	means, with respect to a Project Milestone, the date specified as the Project Milestone Date for that Project Milestone in the relevant part of Schedule 12 (Project Milestones).
“Project Insurances”	means the insurances and reinsurances required to be taken out in accordance with Schedule 7 (Project Insurances).
“Project Revenues”

means:

(a)          Electricity Charges;

(b)          ESC Buyout Payments and payments by the GoI under the Government Guarantee which do not constitute ESC Buyout Payments;

(c)          Delay Liquidated Damages;

(d)          Compensation and Other Proceeds;

(e)           Insurance Proceeds;

(f)            interest accrued on the balance standing to the credit of, and the proceeds from any Permitted Investments of amounts standing to the credit of, any Project Account (other than the Distributions Holding Account and the Distributions Accounts);

(g)           rebates and refunds (including in respect of Tax), including VAT Receivables;

(h)           proceeds from any transfer or disposition of any assets;

(i)            payments to the Borrower under any Project Document not referred to above;

(j)            payments to the Borrower under the Hedging Agreements; and

(k)           all other revenues, income and other amounts received by the Borrower not specifically referred to above, payable or actually received by the Borrower.

“Project Schedule”

means a schedule for the implementation of the Project up to the Lenders’ Completion Date prepared by the Borrower and delivered to the Intercreditor Agent for approval as a Condition Precedent to the First Advance and as updated in accordance with Clause 18.4 (Project Schedule).

“Project Site”

means the land (excluding the Special Facilities Land) marked in the document titled “Project Site Map” set out in Schedule 13 (Project Site) or otherwise agreed in writing by the Borrower and the Intercreditor Agent.

“Projected Debt Service Coverage Ratio”

means, for any Calculation Date and for a Calculation Period, the ratio of:

(a)          Project Cash Flow Available for Debt Service during that Calculation Period, to:

(b)          Scheduled Debt Service during that Calculation Period, as calculated and projected in accordance with the approved Debt Service Coverage Ratio Calculation Statement for that Calculation Date.

“Projected Project Costs”	means, at any time, the aggregate of the Project Costs which remain at that time to be paid in order to enable the Borrower to achieve the Lenders’ Completion Date.
“Prudent Utility Practices”

means those practices, methods, techniques and standards, as changed from time to time, that are generally accepted internationally for use in geothermal power plants and commonly used in prudent electric and geothermal engineering and operation to design, engineer, construct, test, operate and maintain the Field Facilities, the Electricity Generation Facilities and facilities and equipment associated with the Project lawfully, safely and economically as applicable to power stations of the size, service and type of the Project and in a manner consistent with Applicable Law, the Material Governmental Authorisations and the Safeguards Requirements and, unless the Senior Lenders’ Technical Advisor agrees otherwise and to the extent that such agreed changes are incorporated into the most recent approved Operating Plan and Budget, the construction, operation and maintenance standards recommended by the Project’s equipment suppliers and manufacturers.

“Public Communication Policy”	means the Public Communication Policy of Asian Development Bank Disclosure and Exchange of Information (March 2011).
“Reference Banks”

means:

(a)           in the case of each Senior Loan made under a Senior Facility Agreement (other than the JBIC Facility Agreement), the principal London offices of The Bank of Tokyo-Mitsubishi UFJ, Ltd., ING Bank N.V., Mizuho Bank, Ltd., National Australia Bank Limited, Société Générale and Sumitomo Mitsui Banking Corporation or such other banks as may be agreed between the Borrower and the Intercreditor Agent; or

(b)           in the case of a Senior Loan made under the JBIC Facility Agreement, the JBIC Reference Banks (as defined in the JBIC Facility Agreement).

“Reference Bank Rate”

means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Intercreditor Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in Dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in Dollars for that period.

“Reimbursement and Subrogation Agreement”	means the reimbursement and subrogation agreement between the Borrower, JBIC and the JBIC Facility Agent and dated the Signing Date.
“Related Agreement”	has the meaning given to it in Clause 36.6(a) (Consolidation).
“Remedies”	means the remedies referred to in Clause 21.27 (Remedies).
“Repayment Date”

means each date on which a Repayment Instalment is scheduled to be made pursuant to the relevant provisions of the Senior Facility Agreement under which that Repayment Instalment is required to be made.

“Repayment Instalment”

means each instalment for repayment of Senior Loans outstanding under a Senior Facility which is scheduled to be made in accordance with the relevant Senior Facility Agreement, and “Repayment Instalments” means (unless the context requires otherwise) all Repayment Instalments under the Senior Facilities.

“Repayment Schedule”	means, with respect to a Senior Facility, the schedule for the repayment of Senior Loans outstanding under that Senior Facility set out in the Senior Facility Agreement for that Senior Facility.
“Replacement Senior Lender”	has the meaning given to it in Clause 28.12(b) (Replacement of a Covered Lender).
“Representative”	means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
“Required Credit Rating”

means a long term USD unsecured debt credit rating of at least “A-” by Standard & Poor’s or “A3” by Moody’s or an equivalent credit rating by another credit rating agency acceptable to the Intercreditor Agent.

“Reservoir Monitoring Report”	means a report substantially in the form of Schedule 10 (Form Of Reservoir Monitoring Report).

“Restoration”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Restoration Plan”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Restricted Party”

means any person that is:

(a)           listed on, or owned or controlled by a person listed on, a Sanctions List;

(b)          a government of a Sanctioned Country;

(c)           an agency or instrumentality of, or an entity directly or indirectly owned or controlled by, a government of a Sanctioned Country;

(d)           resident or located in, operating from, or incorporated under the laws of, a Sanctioned Country; or

(e)           to the best knowledge of the Borrower (acting with due care and enquiry), otherwise a target of Sanctions.

“Restricted Payment”

means any:

(a)           dividend (whether in the form of cash or property or otherwise) or any other payment or distribution on or with respect to any interest in the share capital of a Borrower Entity;

(b)          purchase, redemption, retirement or other acquisition of any interest in the share capital of a Borrower Entity;

(c)          option or warranty in respect of any interest in the share capital of a Borrower Entity;

(d)          payment, prepayment or repayment (whether in the form of cash or property or otherwise) with respect to the principal, interest, fees, costs or otherwise under any Subordinated Shareholder Loan Agreement; or

(e)           payment of any development, management or other fee, or any other payment to any Equity Party or any Affiliate of any Equity Party of whatever nature, whether under any Transaction Document or otherwise;

but excluding:

(i)             any Permitted Equity Party Payments;

(ii)            any payment permitted under Clause 3.16 (Distributions Accounts) of the Accounts Agreement; and

(iii)           any other payment approved in writing by the Intercreditor Agent.

“Retainage”

has:

(a)           in the case of the Power Plant Supply Contract, the meaning given in the Power Plant Supply Contract; and

(b)           in the case of the Power Plant Construction Contract, the meaning given in the Power Plant Construction Contract.

“RRP”	has the meaning given to it in Clause 30.3 (ADB Disclosure Obligations).
“Rules”	has the meaning given to it in Clause 36.1(a) (Disputes).
“Rupiah” or “IDR”	means the lawful currency of Indonesia.
“Safeguards and Social Claim”

means, with respect to the Borrower, any administrative, regulatory or judicial action or any written notice, claim, suit, lien, judgment or demand by any other person or Governmental Authority in Indonesia which alleges circumstances which (if established) would constitute a Safeguards and Social Non-Compliance.

“Safeguards and Social Documents”

means:

(a)          the ESIA;

(b)          the ESMP

(c)          the AMDAL;

(d)          the Environmental and Social Action Plan;

(e)          each Corrective Action Plan and any other document required to be prepared by the Borrower under the Safeguards Requirements setting out any preventative and corrective actions; and

(f)           any other document, plan or programme designated in writing by the Intercreditor Agent and the Borrower as a Safeguards and Social Document.

“Safeguards and Social Monitoring Report”	means each report prepared by the Borrower in accordance with the Safeguards Requirements, for monitoring and measuring the progress of implementation of the Safeguards and Social Documents.
“Safeguards & Social Non-compliance”	means a failure of the Borrower to comply with, or conduct of the Borrower that is inconsistent with, its obligations under the Safeguards and Social Provisions.
“Safeguards and Social Provisions”	means: (a) the Safeguards Requirements; and (b) the Safeguards and Social Documents.

“Safeguards Requirements”

means:

(a)           the requirements of the Environmental and Social Laws;

(b)          the IFC Policy and Performance Standards on Social and Environmental Sustainability dated 1 January 2012, but excluding any amendments, renewals, replacements, extensions, modifications or supplements after the Signing Date; and

(c)           the Equator Principles.

“Sanctioned Country”

means any country or other territory subject to a general export, import, financial or investment embargo under any Sanctions, which, as of the Signing Date, includes Cuba, Iran, Myanmar, North Korea, North Sudan, South Sudan and Syria.

“Sanctions”	means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority.
“Sanctions Authority”

means (i) the United States of America, (ii) the United Nations Security Council, (iii) the European Union, (iv) the United Kingdom, (v) the respective governmental institutions of any of the foregoing including Her Majesty’s Treasury, the Office of Foreign Assets Control of the United States of America Department of the Treasury, the United States of America Department of Commerce, the United States of America Department of State and any other agency of the government of the United States of America or (vi) any other authority deemed applicable to a Senior Lender.

“Sanctions List”

means any of the lists of specifically designated nationals or designated or sanctioned individuals or entities (or equivalent) issued by any Sanctions Authority, each as amended, supplemented or substituted from time to time.

“Scheduled Date of Commercial Generation”	has the meaning given to it in the ESC.
“Scheduled Debt Service”

means, for any period, an amount equal to the aggregate of:

(a)          Financing Costs accruing or (in the case of a future period) projected to accrue; and

(b)          Repayment Instalments payable or (in the case of a future period) projected to be payable, in that period, less all amounts accrued or (in the case of a future period) projected to accrue for payment to the Borrower in that period under the Hedging Agreements.

“Scheduled Substantial Completion Date”	has the meaning given to it in the Power Plant Supply Contract, as may be adjusted in accordance with the Coordination Agreement.

“Scheduled Unit COD”

means, in respect of:

(a)           the First Generating Unit, 29 months after the Notice to Proceed is issued under the Power Plant Construction Contract and the Power Plant Supply Contract;

(b)          the Second Generating Unit, the date that occurs 40 months after the date the Notice to Proceed is issued under the Power Plant Construction Contract and the Power Plant Supply Contract; and

(c)           the Third Generating Unit, the date that occurs 46 months after the date the Notice to Proceed is issued under the Power Plant Construction Contract and the Power Plant Supply Contract, in each case, as extended to take into account any extensions to the Scheduled Date of Commercial Generation made pursuant to Section 9 (Force Majeure) of the ESC and applied to the whole Generating Unit, provided that no such extension shall result in the applicable Scheduled Unit COD occurring after the relevant Unit COD Sunset Date.

“Screen Rate”

means:

(a)           in the case of any Floating Rate Senior Loan made under the JBIC Facility Agreement, the “Screen Rate” as defined in the JBIC Facility Agreement); or

(b)          in the case of any Floating Rate Senior Loan made under the ADB Facility Agreement or the Covered Lenders Facility Agreement, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for US Dollars and the relevant period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Intercreditor Agent may specify another page or service displaying the relevant rate after consultation with the Borrower and the Senior Lenders.

“Second ESC Amendment"

means the Second Amendment to Sarulla Energy Sales Contract dated 4 April 2013 entered into by and between PGE, PLN and the Borrower that amends the Original ESC (as amended by the First ESC Amendment) and the First ESC Amendment.

“Second Generating Unit”

means the third and fourth of the Units to be installed and commissioned in accordance with the ESC with a combined Guaranteed Net Dependable Capacity of 107.7 MW and located at the Namora-I-Langit Field.

“Security Agents”	means each of the Onshore Security Agent and the Offshore Security Agent.

“Security Documents”

means each of:

(a)           the Offshore Security Documents;

(b)           the Onshore Security Documents; and

(c)           any other document entered into from time to time as a further guarantee of or surety for amounts outstanding under the Senior Finance Documents and/or the Hedging Agreements or entered into pursuant to any further assurance provisions set out in any Senior Finance Document, and which the Intercreditor Agent designates as a Security Document.

“Security Interest”

means any mortgage, charge, pledge, hypothecation, fiduciary security, lien, encumbrance, assignment by way of security or other security interest or any other arrangement having the effect of conferring security (whether in-rem security or contractual or other security), including a conditional sale, hire purchase or finance lease or other title retention agreement, or any power of attorney or any arrangement whereby rights are subordinated to the rights of a third party.

“Senior-1 Facilities”	means ADB Tranche A, the Covered Lenders Facility and the JBIC Facility.
“Senior-2 Facilities”	means ADB Tranche B and ADB Tranche C.
“Senior Debt Provisional Limit”	means, at any time, an amount equal to the Total Commitment minus the Top-Up Advance Commitment.
“Senior Facilities”	means: (a) the Senior-1 Facilities; and (b) the Senior-2 Facilities, and “Senior Facility” means any one of any of them.
“Senior Facility Agreements”	means each of: (a) the ADB Facility Agreement; (b) the Covered Lenders Facility Agreement; and (c) the JBIC Facility Agreement.
“Senior Finance Documents”	means: (a) each Acceptable Equity Contribution LC; (b) the Accounts Agreement; (c) this Agreement;

(d)           each Direct Agreement;

(e)           each Eligible Reserve Account LC;

(f)            the EPRG;

(g)           each Equity Support Deed;

(h)           each Fee Letter;

(i)            each Hedging Agreement;

(j)            the Intercreditor Deed;

(k)           each Deed of Accession – Hedging Counterparties;

(l)            each Deed of Novation – Senior Lenders;

(m)          the Reimbursement and Subrogation Agreement;

(n)           each Security Document;

(o)           each Senior Facility Agreement; and

(p)           each other document designated in writing by the Borrower and the Intercreditor Agent to be a Senior Finance Document.

“Senior Finance Party”	means: (a) each Agent; (b) JBIC (in its capacity as provider of the EPRG); (c) each Senior Lender; and (d) each Mandated Lead Arranger.
“Senior Lender”

means:

(a)           each of ADB, JBIC and each Covered Lender referred to in paragraph (a) of the definition thereof; and

(b)           each New Senior Lender, which in each case has not ceased to be a Party in its capacity as a Senior Lender in accordance with the provisions of this Agreement.

“Senior Lenders’ Advisors”

means the Senior Lenders’ Reserves Consultant, the Senior Lenders’ Insurance Consultant, the Senior Lenders’ Technical Advisor, the Senior Lenders’ Environmental and Social Consultant, the Senior Lenders’ Model Auditor and each other advisor appointed by the Intercreditor Agent in accordance with Clause 29 (Advisors).

“Senior Lenders’ Advisors Appointment Letters”	means the agreement or agreements to be entered into by the Intercreditor Agent and each Senior Lenders’ Advisor confirming such Senior Lenders’ Advisor’s appointment.

“Senior Lenders’ Environmental and Social Consultant”

means:

(a)           ENVIRONCORP Consulting Services (S) Pte Ltd or an affiliate thereof; or

(b)           any other reputable firm of environmental advisors as the Intercreditor Agent may appoint in consultation with the Borrower.

“Senior Lenders’ Insurance Consultant”	means: (a) PT Aon Indonesia or an affiliate thereof; or (b) any other reputable firm of insurance advisors as the Intercreditor Agent may appoint in consultation with the Borrower.
“Senior Lenders’ Model Auditor”	means: (a) BDO Transaction Services (East Coast Practice) Pty Ltd; or (b) any other reputable firm of financial model auditors as the Intercreditor Agent may appoint in consultation with the Borrower.
“Senior Lenders’ Reserves Consultant”	means: (a) GeothermEx, Inc.; or (b) any other reputable firm of geothermal resource advisors as the Intercreditor Agent may appoint in consultation with the Borrower.
“Senior Lenders’ Technical Advisor”	means: (a) Lummus Consultants International, Inc.; or (b) any other reputable firm of technical advisors as the Intercreditor Agent may appoint in consultation with the Borrower.
“Senior Loan”

means the principal amount outstanding of any Advance made under a Senior Facility and “Senior Loans” means the aggregate principal amount then outstanding of all Advances made under the Senior Facilities (or, where the context permits, one or more particular Senior Facilities).

“Senior Secured Liabilities”

means all present and future sums, obligations and liabilities whatsoever (actual or contingent, joint or several or joint and several) payable, owing, due or incurred by the Borrower to the Senior Secured Parties under or in connection with the Senior Finance Documents (including at law or in equity), whether or not matured and whether or not liquidated (including without limitation any right of subrogation), including (without duplication) in respect of:

(a)           the Senior Loans (and all interest thereon) and all other obligations, advances, debts and liabilities of the Borrower, and each Equity Party, including indemnities, fees, interest, Breakage Costs, Hedging Termination Sums and Hedging Costs incurred under, arising out of or in connection with the Senior Loans, this Agreement, any Senior Facility Agreement, each Fee Letter, the Hedging Agreements or any other Senior Finance Document (whether or not evidenced by any note or instrument and whether or not for the payment of money);

(b)          any and all sums advanced by any Agent in order to preserve the interest of any Senior Secured Party in any Transaction Security; and

(c)           in the event of any proceedings for the collection or enforcement of any of the foregoing while an Event of Default subsists, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realising any asset which is the subject of a Security Document, or of any exercise by an Agent of its rights under the Security Documents, together with reasonable attorneys’ fees and court costs.

“Senior Secured Liabilities Discharge Date”

means the date on which:

(a)          all amounts which may be or become payable by the Borrower or any Equity Party to the Senior Secured Parties under or in connection with the Senior Finance Documents have been irrevocably paid in full to the satisfaction of the Intercreditor Agent; and

(b)          no Senior Secured Party has any undischarged actual or contingent liability (including any unutilised Commitment) under or in connection with the Senior Finance Documents.

“Senior Secured Parties”	means each Senior Finance Party and each Hedging Counterparty.
“Shareholders”

means the Itochu Shareholder, the Kyushu Shareholder, Medco and the Ormat Shareholder, and each other person that becomes a Shareholder pursuant to Clause 8 (Ownership Restrictions) of an Equity Support Deed.

“Shareholders Agreement”

means the Amended and Restated Shareholders’ Agreement dated 11 July 2008 between the Shareholders and the Operator (which replaced and amended the prior Shareholders Agreement dated 7 December 2007) as amended on 4 April 2013 and as amended pursuant to an addendum to be entered into on or about the Signing Date and delivered to the Intercreditor Agent pursuant to paragraph 5(a) of Schedule 2.

“Significant Safeguards and Social Non-Compliance”

means any Safeguards and Social Non-Compliance which:

(a)           is an intentional or reckless disregard of any specific prohibition, commitment or obligation set out in the Safeguards and Social Provisions;

(b)           has resulted in or is likely to result in significant, severe or irreversible damage or impact on the environment or damage, impact or harm to the lives, livelihood, quality of life, health, safety, security, property or cultural heritage of affected people; or

(c)           has or is likely to have a material and adverse impact on the reputation or business of a Senior Lender.

“Significant Safeguards and Social Reporting Event”

means:

(a)           the release of any Hazardous Substance on or from any property associated with the Project other than in accordance with the Safeguards and Social Provisions;

(b)           any unanticipated incident, accident or circumstance which has resulted in or is likely to result in significant, severe or irreversible damage or impact on the environment, or damage, impact or harm to the lives, livelihood, quality of life, health, safety, security, property or cultural heritage of affected people;

(c)           any incident or accident in connection with the Project resulting in death or significant injury;

(d)           any material explosion or fire at or on any property associated with the Project; and/or

(e)           any other grievance or claim by a party in relation to any of the foregoing which may materially prejudice the business, operations, financial or reputational standing of any Senior Finance Party.

“Signing Date”	means the date specified on the front page of this Agreement.
“Silangkitang Field”	means the geothermal reservoir in the area of the Project Site referred to as Silangkitang.
“Special Facilities”	has the meaning given to it in the ESC.
“Special Facilities Land”	means the land upon which the footings for the transmission towers forming part of the Special Facilities are located.
“Special Facilities ROW”

means the rights of way that permit access to:

(a)           the Special Facilities and Special Facilities Land (if required); and

(b)           the transmission lines, which form part of the Special Facilities, to pass over land owned by third parties.

“Special Facilities Taking Over Date”	has the meaning given to it in the ESC.
“Specified International Finance Institution”	means the African Development Bank, the European Bank for Reconstruction and Development, the Inter-American Development Bank Group and the World Bank Group.
“Sponsors”	means: (a) Itochu; (b) Kyushu; (c) Ormat; (d) Medco; and (e) each other person that becomes a Sponsor pursuant to Clause 8 (Ownership Restrictions) of an Equity Support Deed.
“Spot Rate of Exchange”

means:

(a)          with respect to the conversion of USD into Rupiah or Rupiah into USD, the IDR/USD exchange rate determined as the average of Bank Indonesia’s spot rates of exchange for buying and selling of USD with Rupiah or Rupiah with USD as published on its website for telegraphic transfer transaction rates at or about 11:00 a.m. (Jakarta time) on the date of conversion, provided that, if in any month, such rate does not appear on Bank Indonesia’s website for each day of such month, the USD/Rp exchange rate for buying and selling of USD with Rp or Rp with USD announced by Bank Indonesia at or about 11:00 a.m. (Jakarta time) on the relevant date will be used; and

(b)          with respect to the conversion of any other currency (the first currency) into USD, the spot rate of exchange for the purchase of USD with the first currency offered by the Intercreditor Agent at or about 11.00 a.m. Singapore time on the date of the conversion.

“Standard & Poor’s”	means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.
“Subordinated Shareholder Loan”	has the meaning given to it in Clause 1.1 (Definitions) of each Equity Support Deed.
“Subordinated Shareholder Loan Agreement”	has the meaning given to it in each Equity Support Deed.
“Subordinated Shareholder Loan Assignment Agreements”	has the meaning given to it in each Equity Support Deed.

“Subrogation Rights”	has the meaning given to it in Clause 28.13 (Subrogation and Assignment).
“Subsequent Hedging Obligations”

means any Hedging Costs and Hedging Termination Sums payable or owing by the Borrower to any Hedging Counterparty under or in connection with any Hedging Transaction (including any novated or transferred Hedging Transaction) entered into (including by way of novation or transfer) after the Hedging Cut-Off Date.

“Subsidiary”

means, in relation to any company or entity, any company or entity:

(a)          which is controlled, directly or indirectly, by the first-mentioned company or entity;

(b)          of which more than fifty per cent. (50%) of the issued share capital or equivalent right of ownership is beneficially owned, directly or indirectly, by the first-mentioned company or entity; or

(c)          which is a subsidiary of another subsidiary (within this definition) of the first-mentioned company or entity, and, for these purposes, a company or entity is treated as being “controlled” by a company or entity if that other company or entity is able to direct its affairs and/or to control the composition of its board of directors or equivalent body, in each case, whether by contract or otherwise.

“Substantial Completion”	has the meaning given to it in the Power Plant Construction Contract.
“Substantial Completion Date”	has the meaning given to it in the Power Plant Construction Contract.
“Supplementary Lenders’ Information Package” or “SLIP”	means the set of document demonstrating the Project's substantive application of (and to the extent applicable, compliance with) the Equator Principles.
“Tax”

means any tax (including income tax and VAT), levy, duty, charge, impost, fee, deduction or withholding of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing or other authority in any relevant jurisdiction and includes any interest, penalty or other charge payable or claimed in respect thereof, and “Taxation” shall be construed accordingly.

“Tax Credit”	has the meaning given to it in Clause 9.2 (Tax Credits).
“Tax Deduction”	means a deduction or withholding for or on account of Tax from a payment under a Senior Finance Document, other than a FATCA Deduction.
“Tax Payment”	means an increased payment made by the Borrower to the Senior Lender under Clause 9.1 (Tax gross-up) or a payment under Clause 25.2 (Tax Indemnity).

“Technical Assumptions”

means the assumptions set out in the Financial Model approved as a Condition Precedent to First Advance relating to technical matters as may be amended in accordance with Clause 18.1 (Financial Model).

“Technical Support Agreements”	means: (a) the Medco Technical Support Agreement; (b) the NAES Technical Support Agreement; and (c) the WestJEC Technical Support Agreement.
“Technical Support Agreement Providers”	means each of Medco ,NAES, and WestJEC
“Technical Support Agreements Termination Date”

means the date on which the NAES Technical Support Agreement and the WestJEC Technical Support Agreement terminates by expiry of its term (being, initially, at least two years after the Lenders’ Completion Date), as such term may be extended from time to time.

“Third Generating Unit”	means the fifth and sixth units to be installed and commissioned in accordance with the ESC with a combined Guaranteed Net Dependable Capacity of 107.7 MW and located at the Namora-I-Langit Field.
“Top-Up Advance”	has the meaning given to it in Clause 3.4 (Top-Up Advances).
“Top-Up Advance Commitment”	means the amount of USD21,871,721, which comprises part of the Total Commitment, as reduced or cancelled from time to time.
“Total Base Equity Commitment”

means USD352,738,432, which includes the Total Core Base Equity Commitment and the Total Top-Up Base Equity Commitment, and which comprises the aggregate of each “Base Equity Commitment” (as that term is defined in each Equity Support Deed).

“Total Commitment”	means the aggregate of the ADB Commitment, the JBIC Commitment and the Covered Lenders Commitment, being USD1,170,095,178 as at the Signing Date.
“Total Contingent Equity Commitment”	means USD93,612,938, which comprises the aggregate of each “Contingent Equity Commitment” (as that term is defined in each Equity Support Deed).
“Total Core Base Equity Commitment”	means USD343,484,892, which comprises the aggregate of each “Core Base Equity Commitment” (as that term is defined in each Equity Support Deed).
“Total Loss”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Total Top-Up Base Equity Commitment”	means the amount of USD9,253,540, which comprises the aggregate of each “Top-Up Base Equity Commitment” (as that term is defined in each Equity Support Deed).

“Transaction Documents”	means: (a) the Equity Documents; (b) the Project Documents; and (c) the Senior Finance Documents.
“Transaction Security”	means the Security Interests created under the Security Documents.
“Trust Accounts”	means: (a) the Disputed Amounts Trust Account; and (b) the General Trust Account.
“Trust Account Agreement”	means the trust agreement between PGE, the Borrower, the Trust Account Bank and the Trust Account Trustee entered or to be entered into with respect to the Trust Accounts.
“Trust Account Bank”	means the bank appointed as the trust account bank pursuant to the Trust Account Agreement and at the Signing Date means Union Bank, N.A.
“Trust Account Consent Letter”

means the direct agreement with respect to the Trust Account Agreement, entered or to be entered into by the Trust Account Trustee, the Trust Account Bank, PGE, the Borrower and the Offshore Security Agent.

“Trust Account Trustee”	means the trustee appointed pursuant to the Trust Account Agreement and at the Signing Date means Union Bank, N.A.
“Unit COD”

means, in respect of a Generating Unit, the date on which:

(a)          Substantial Completion for that Generating Unit has occurred in accordance with the provisions of the Power Plant Construction Contract, as certified by the Senior Lenders’ Technical Advisor;

(b)          the Unit Rated Capacity Test for that Generating Unit has been conducted in accordance with the ESC and which demonstrates that the Unit Rated Capacity of that Generating Unit is at least the Guaranteed Net Dependable Capacity for that Generating Unit; and

(c)           in respect of:

(i)            the First Generating Unit, either:

(A)           the Borrower has received:

(1)          three payments from PLN of the Electricity Charge by way of deposit into the relevant Project Account pursuant to the provisions of the Accounts Agreement;

(2)           such payments relate to three (3) invoices issued to PLN covering a period of at least two (2) months in the aggregate;

(3)           each payment reflects that the Borrower delivered and generated Electricity from the First Generating Unit representing at least ninety per cent (90%) of the Unit Rated Capacity of the First Generating Unit during the period covered by the invoices and that the portion of such payment so represented is undisputed by PLN; and

(4)           there were no Deemed Dispatch Kwhs (as defined in the ESC) during the period covered by the invoices; or (B)PLN has certified, in writing, that the Date of Commercial Generation of the First Generating Unit has occurred and that the Unit Rated Capacity of the First Generating Unit is not less than 83 MW; or

(ii)           in respect of each of the Second Generating Unit and the Third Generating Unit, either:

(A)           the Borrower has received:

(1)          one payment from PLN of the Electricity Charge by way of deposit into the relevant Project Account pursuant to the provisions of the Accounts Agreement;

(2)           such payment covers a period of at least one (1) month in the aggregate;

(3)           such payment reflects that the Borrower delivered and generated Electricity from the Second Generating Unit or the Third Generating Unit (as applicable) representing at least ninety per cent (90%) of the Unit Rated Capacity of the Second Generating Unit or the Third Generating Unit (as applicable) during the period covered by that invoice and that the portion of such payment so represented is undisputed by PLN; and

(4)           there were no Deemed Dispatch Kwhs (as defined in the ESC) during the period covered by that invoice; or (B)PLN has certified, in writing, that the Date of Commercial Generation of the Second Generating Unit or the Third Generating Unit (as applicable) has occurred.

“Unit COD Sunset Date”

means:

(a)           in relation to the First Generating Unit:

(i)            with respect to the requirements set out in paragraphs (a) and (b) of the definition of “Unit COD” such requirements apply to the First Generating Unit, the date which is 32 months after the NTP Date; and

(ii)           with respect to the requirements set out in paragraph (c) of the definition of “Unit COD” as such requirements apply to the First Generating Unit, the date which is 34 months after the NTP Date;

(b)           in relation to the Second Generating Unit, the date which is 43 months after the NTP Date; and

(c)           in relation to the Third Generating Unit, the date which is 49 months after the NTP Date.

“Unit Rated Capacity”

means, in relation to a Generating Unit, the actual net kilowatt generating capacity achieved during the Unit Rated Capacity Test of such Generating Unit measured at the Unit Metering Point (as that term is defined in the ESC) and determined by the Unit Rated Capacity Test.

“Unit Rated Capacity Test”	has the meaning given to it in the ESC.
“US”	means the United States of America.
“USD” or “Dollars”	means the lawful currency of the United States of America.
“US PPI”

means, in respect of any adjustment to be made in any year, the U.S. Producer Price Index for Metals and Metal Products Index, published by the U.S. Department of Labor, Bureau of Labor Statistics, Producer Prices and Price Indexes, Series ID WPU10 for the year preceding the year for which such adjustment is to be made; provided that if such index as published from time to time is unavailable, the US PPI shall mean the index, in substance similar thereto, selected by the Intercreditor Agent (acting reasonably) in consultation with the Borrower and the Senior Lenders’ Technical Advisor.

“VAT Receivables”

means any net amounts payable by a Governmental Authority to the Borrower in accordance with Applicable Law on account of reimbursement of VAT amounts paid by the Borrower; provided that, when determining the projected amount of VAT Receivables for the purpose of the definition of Project Cash Flow Available for Debt Service in Clause 1.1 (Definitions), (i) the assumptions used to determine such amount shall have been agreed between the Borrower and the Senior Lenders’ Model Auditor (for the purposes of the Financial Model) or the Intercreditor Agent (for all other purposes) from time to time and (ii) each such amount shall be determined by the Borrower in good faith, on reasonable grounds, and in a manner consistent with those assumptions.

“Well Maintenance and Drilling Expenses”	means expenditure for: (a) maintenance of the geothermal wells; and (b) drilling of make-up wells and/or workovers of geothermal wells.
“Well Maintenance and Drilling Projection”	has the meaning given to it in Clause 18.8(a) (Well Maintenance and Drilling Projection).
“Well Maintenance and Drilling Reserve Account”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Well Maintenance and Drilling Reserve Requirement”	has the meaning given to it in Clause 1.1 (Definitions) of the Accounts Agreement.
“Well Testing Facilities”	has the meaning given to it in the Initial Drilling Contract.
“WestJEC”	means West Japan Engineering Consultants, Inc..
“WestJEC Direct Agreement”	means the direct agreement with respect to the WestJEC Technical Support Agreement, entered or to be entered into by WestJEC, the Operator and the Offshore Security Agent.
“WestJEC Technical Support Agreement”	means the agreement entered or to be entered into by the Operator and WestJEC in connection with the provision of engineering consultancy services to the Project.
“Works”

means:

(a)          in the case of the Power Plant Supply Contract, the “Supply Works” (as defined in the Power Plant Supply Contract);

(b)          in the case of the Power Plant Construction Contract, the “Construction Works” (as defined in the Power Plant Construction Contract); and

(c)          in the case of the Coordination Agreement, the “Works” (as defined in the Coordination Agreement).

1.2	Construction

In this Agreement, unless the context requires otherwise, any reference to:

“amendment”

includes a supplement, novation, extension (whether of maturity or otherwise), restatement or re-enactment or replacement, however fundamental and whether or not more onerous and “amended” will be construed accordingly;

“approved”

means, when used with reference to any Drilling Program, Financial Model, Debt Service Coverage Ratio Statement, Operating Plan and Budget, Plant Maintenance Projection, Project Budget, Project Schedule or Well Maintenance and Drilling Projection, that such model, statement, plan and budget, projection or schedule has become final and binding on the Parties in accordance with the relevant provisions of this Agreement;

“asset”	includes any present or future asset, revenue, property or right and includes uncalled capital;
“authorisation”	includes any approval, consent, licence, permit, franchise, permission, registration, resolution, direction, declaration or exemption;
“certified copies”

means a certificate signed by an Authorised Representative of a person attaching a copy of one or more documents and confirming that such copy is a true, complete, current and accurate copy of the relevant document(s) and that such document(s) remain unamended and in full force and effect as of the date of such certificate;

“enforce”

together with all grammatical variations thereof, includes all methods of enforcement or suit and, when used in the context of a Senior Secured Party enforcing rights under or in connection with the Senior Finance Document, includes the exercise of any Remedies;

“including” or “includes”	means including or includes without limitation;
“indebtedness”	includes any obligation for the payment or repayment of money, whether present or future, actual or contingent, and whether incurred as principal or as surety;
“law” or “regulation”

includes any constitutional provision, treaty, convention, statute, act, law, directive, decree, ordinance, subsidiary or subordinate legislation, order, rule or regulation having the force of law and any rule of civil or common law or equity;

“order”	includes any judgment, injunction, decree, determination or award of any court, arbitration or administrative tribunal;
“person”

includes any individual, company, body corporate or unincorporate or other juridical person, partnership, firm, joint venture or trust or any federation, state or subdivision thereof or any government or agency of any of the foregoing;

“projected”

means, where used in the context of calculating or projecting an amount for the purpose of determining a Projected Debt Service Coverage Ratio for a Calculation Date, that the amount is calculated in accordance with the approved Debt Service Coverage Ratio Calculation Statement for that Calculation Date; and

“subsisting” or “subsists”

means:

(a)          with respect to any Potential Event of Default, that such Potential Event of Default is not remedied and is unwaived; or

(b)          with respect to any Event of Default, that:

(i)            such Event of Default is not remedied to the satisfaction of the Intercreditor Agent, provided that this paragraph (i) shall not apply if and to the extent that any Senior Lender has commenced the enforcement of any of its rights under or in connection with the Senior Finance Documents; or

(ii)           such Event of Default is unwaived.

1.3	Successors and Assigns

A reference to a person includes, where the context permits, its permitted successors and permitted assigns and any person or persons deriving title therefrom.

1.4	Miscellaneous

In this Agreement, unless the context requires otherwise:

(a)	Statutes: references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

(b)	Construction: words importing the singular include the plural and vice versa; words importing a gender include the other gender;

(c)

Transaction Documents: references to this Agreement or any other Transaction Document shall be construed as references to this Agreement or such document as the same may be amended, supplemented, restated or novated from time to time, but only if and to the extent permitted by the Senior Finance Documents;

(d)

Clauses, Etc: references to Clauses, paragraphs, Schedules and Appendices are to Clauses or paragraphs of and Schedules and Appendices to this Agreement and references to this Agreement include its Schedules and Appendices;

(e)	Headings: Clause headings are inserted for reference only and shall be ignored in construing this Agreement;

(f)	Calculations: unless otherwise expressly provided in the Senior Finance Documents, where a Senior Finance Document:

(i)

specifies that amounts in any currency are required to be converted into any other currency for the purposes of any calculation, the party performing such calculation or conversion shall use the Spot Rate of Exchange on the date of the calculation or conversion, or such other rate as the Intercreditor Agent and the Borrower shall otherwise agree in writing; and

(ii)

specifies an amount in a particular currency or its equivalent (or similar), the equivalent (or similar) of the particular currency is a reference to the amount of any other currency or currencies which, when converted into the particular currency utilising the Spot Rate of Exchange on the date of conversion or such other rate as the Intercreditor Agent and the Borrower agree in writing, is equal to the relevant amount in the particular currency.

(g)

Intercreditor Agent approvals: references to something requiring the approval of the Intercreditor Agent or being satisfactory to the Intercreditor Agent, or similar, means that the Intercreditor Agent must, subject to the applicable provisions of the Intercreditor Deed, Clause 22 (The Agents and Security) and the other Senior Finance Documents, give its approval or confirm its satisfaction or similar (as the case may be) in writing.

(h)

Ratings: references to ratings of Moody’s or Standard & Poor’s shall be construed as references to those ratings as may be replaced by Moody’s or Standard & Poor’s equivalent rating schemes from time to time.

1.5	Third Party Rights

Unless expressly provided to the contrary in a Senior Finance Document, a person who is not a party to a Senior Finance Document may not enforce any of its terms under the Contract (Right of Third Parties) Act 1999. Notwithstanding any term of any Senior Finance Document, no consent of any third party is required for any amendment to any provision of a Senior Finance Document.

1.6	Effect as a Deed

This Agreement shall take effect as a deed notwithstanding that it may not have been executed as a deed by one or more Parties.

1.7	Supremacy

With respect to the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any other Senior Finance Document or the Financial Model, this Agreement shall prevail, except that:

(a)

in the case of any conflict between the provisions of this Agreement and the provisions of any Senior Facility Agreement, the provisions of such Senior Facility Agreement shall prevail as between the persons party thereto;

(b)	as between the Parties, the Accounts Agreement shall prevail over this Agreement as to matters dealt with in the Accounts Agreement; and

(c)	the Intercreditor Deed shall prevail over this Agreement and each other Senior Finance Documents in relation to matters dealt with in the Intercreditor Deed.

1.8	Joint and Several Obligations

(a)

Each Borrower Entity shall be jointly and severally liable as the Borrower for the performance of each Borrower Entity’s obligations under the Senior Finance Documents to which any Borrower Entity is party.

(b)

For the purposes of the Senior Finance Documents, if one or more (but not all) Borrower Entities are aware of an event or circumstance, all Borrower Entities shall be considered to be aware of such event or circumstance.

1.9	Borrower Entities’ Agent

(a)

Each Borrower Entity (other than the Operator) by its execution of this Agreement irrevocably appoints the Operator (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Senior Finance Documents and irrevocably authorises:

(i)

the Operator on its behalf to supply all information concerning itself contemplated by the Senior Finance Documents to the Senior Finance Parties and to give all notices and instructions (including Drawdown Notices), to execute on its behalf any deed of accession, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Borrower Entity notwithstanding that they may affect the Borrower Entity, without further reference to or the consent of that Borrower Entity; and

(ii)	each Senior Finance Party to give any notice, demand or other communication to that Borrower Entity pursuant to the Senior Finance Documents to the Operator,

and in each case the Borrower Entity shall be bound as though the Borrower Entity itself had given the notices and instructions (including any Drawdown Notice) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Operator or given to the Operator under any Senior Finance Document on behalf of another Borrower Entity or in connection with any Senior Finance Document (whether or not known to any Borrower Entity and whether occurring before or after such other Borrower Entity became an Borrower Entity under any Senior Finance Document) shall be binding for all purposes on that Borrower Entity as if that Borrower Entity had expressly made, given or concurred with it. No Borrower Entity other than the Operator may make any claim or determination under or with respect to the Senior Finance Documents. In the event of any conflict between any notices or other communications of the Operator and any other Borrower Entity, those of the Operator shall prevail.

2.	The Senior Facilities

2.1	Statement of Commitment

Subject to the terms and conditions of this Agreement and the other Senior Finance Documents:

(a)	JBIC agrees to provide:

(i)	the JBIC Facility to the Borrower; and

(ii)	the EPRG to the Covered Lenders in respect of the Covered Lenders Facility;

(b)	ADB, in its individual capacity, agrees to provide ADB Tranche A to the Borrower;

(c)	ADB, not in its individual capacity but solely in its capacity as an implementing entity of the Clean Technology Fund, agrees to provide ADB Tranche B to the Borrower;

(d)

ADB, not in its individual capacity but solely in its capacity as an implementing entity of the Canadian Climate Fund for the Private Sector in Asia under the Clean Energy Financing Partnership Facility (established by the Government of Canada), agrees to provide ADB Tranche C to the Borrower; and

(e)	the Covered Lenders agree to provide the Covered Lenders Facility to the Borrower.

2.2	Nature of a Senior Finance Party’s Rights and Obligations

(a)

The obligations of a Senior Finance Party under the Senior Finance Documents are several. Failure of a Senior Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Senior Finance Documents. No Senior Finance Party is responsible for the obligations of any other Senior Finance Party under the Senior Finance Documents.

(b)

The rights of a Senior Finance Party under the Senior Finance Documents are separate and independent rights. A Senior Finance Party may, except as otherwise stated in the Senior Finance Documents, separately enforce those rights.

(c)	A debt arising under the Senior Finance Documents to a Senior Finance Party is a separate and independent debt.

2.3	Drawdowns

(a)	The conditions to the drawdown of each Advance under a Senior Facility are set out in this Agreement and the Senior Facility Agreement under which the Advance is to be made.

(b)	The Borrower may only deliver a Drawdown Notice requesting an Advance under a:

(i)	Senior-1 Facility if it also delivers a Drawdown Notice requesting an Advance under each other Senior-1 Facility; and

(ii)	Senior-2 Facility if it also delivers a Drawdown Notice requesting an Advance under the other Senior-2 Facility.

(c)	Advances under the:

(i)	Senior-1 Facilities shall be made pro rata as between the Senior-1 Facilities, calculated on the basis of the aggregate Commitments of the Senior Lenders under the Senior-1 Facilities; and

(ii)	Senior-2 Facilities shall be made pro rata among the Senior-2 Facilities, calculated on the basis of the aggregate Commitments of the Senior Lenders under the Senior-2 Facilities.

(d)	The Borrower must, in the first Drawdown Notices to be delivered pursuant to the Senior Finance Documents, request:

(i)	an Advance to be made under the Senior-2 Facilities in an amount equal to the aggregate Commitment under the Senior-2 Facilities; and

(ii)	Advances to be made under the Senior-1 Facilities in amounts determined by the Borrower, subject to compliance with the provisions of the Senior Finance Documents.

(e)

The Borrower acknowledges that each of the Senior Lenders, the Intercreditor Agent, the Covered Lenders Facility Agent and the JBIC Facility Agent may set-off from any Advance under the Senior Facilities the amount of any customary bank charges and fees (including transfer fees) and make available to the Borrower the net amount after deducting such charges and fees from such drawdown.

2.4	Purpose

(a)

Unless otherwise agreed by the Intercreditor Agent but subject to the terms and conditions of the Senior Facility Agreements and the following paragraphs of this Clause 2.4, the Borrower shall apply the proceeds of each Advance exclusively towards the payment of Project Costs incurred or to be incurred in accordance with the most recent approved Project Budget.

(b)	The Borrower shall not be entitled to request an Advance for the purpose of funding:

(i)	the payment of Pre-Completion Make-Up Well Capital Costs;

(ii)	the Plant Maintenance Reserve Account; or

(iii)	the Well Maintenance and Drilling Reserve Account; or

(iv)	the Borrower’s working capital requirements.

(c)

The Borrower may only request in a Drawdown Notice all or any part of an Advance to fund Pre-Completion Operating Costs if and to the extent such Advance is a Top-Up Advance which it is permitted to request pursuant to Clause 3.4 (Top-Up Advances).

(d)

Notwithstanding anything to the contrary in the Senior Finance Documents and unless the Intercreditor Agent otherwise agrees, if there is a Force Majeure Event continuing as at the date on which a Senior Lender is required to participate in any Advance, then, unless the Intercreditor Agent has confirmed in writing to the Borrower that the Senior Lenders’ Technical Advisor and/or the Senior Lenders’ Reserves Consultant has certified to the Intercreditor Agent that the Force Majeure Event (i) is unlikely to continue for more than seven (7) continuous days in total or (ii) is unlikely to have a material and adverse effect (including in terms of delay and cost) on the implementation on the Project, each Senior Lender shall only be obliged to fund its participation in that portion of the Advance which the Intercreditor Agent determines is equal to the amount of Project Costs intended to be funded by the proceeds of the Advance (taking into account the portion of such Project Costs required to be funded by the proceeds of any Equity pursuant to the Senior Finance Documents) which, as at the date of the making of such Advance, is due and payable but unpaid.

(e)

The Parties acknowledge and agree that no Advance may be requested or drawn by the Borrower to pay or reimburse the payment of any Project Costs if and to the extent that the amount of the Total Base Equity Commitment or the Total Contingent Equity Commitment has been reduced by the amount of, and on account of the payment of, such Project Costs.

2.5	Availability Period

(a)

Subject to the terms and conditions of this Agreement and the relevant Senior Facility Agreements, the Borrower may only deliver a Drawdown Notice if the Drawdown Date for the relevant Advance is a Business Day falling within the Availability Period.

(b)

Any balance of the Total Commitment that remains undrawn, and in respect of which no Drawdown Notice has been delivered, at close of business on the last day on which a Drawdown Notice is permitted to be delivered under this Agreement and the relevant Senior Facility Agreement, shall be automatically cancelled on the last day of the Availability Period.

2.6	Payment of Advances

The proceeds of all Advances must be deposited into the Onshore Disbursement Account, for application in accordance with Clause 3.1 (Onshore Disbursement Account) of the Accounts Agreement.

3.	Conditions Precedent

3.1	Conditions Precedent to Delivery of First Drawdown Notices

The Borrower may not deliver the First Drawdown Notices unless and until the Intercreditor Agent has notified the Borrower and the Senior Lenders no later than:

(a)

ten (10) days on which banks are generally open for business in Tokyo, Japan before the Drawdown Date of the Advances to be made under the Senior-1 Facilities as specified in the relevant First Drawdown Notices; and

(b)

four (4) days on which banks are generally open for business in Manila and New York before the Drawdown Date of the Advances to be made under the Senior-2 Facilities as specified in the relevant First Drawdown Notices, that all the documents and evidence set out in Part A of Schedule 2 (Documentary Conditions Precedent) have been received in form and substance satisfactory to the Intercreditor Agent (or waived by the Intercreditor Agent) and all other conditions set out in Part A of Schedule 2 (Documentary Conditions Precedent) have been satisfied (or waived by the Intercreditor Agent).

3.2	Conditions Precedent to all Advances

The obligation of a Senior Lender to participate in any Advance is subject to the further conditions precedent that:

(a)

a duly executed and completed Drawdown Notice in the form set out in the relevant Senior Facility Agreement has been delivered to the Intercreditor Agent in respect of such Advance, which Drawdown Notice attaches all the documents and evidence set out in, and which satisfies the requirements of, Part B of Schedule 2 (Documentary Conditions Precedent);

(b)	on both the date of the Drawdown Notice and the Drawdown Date for the Advance:

(i)

the representations and warranties in Clause 13 (Representations and Warranties) to be repeated on such dates pursuant to Clause 13.29(b) (Time for Making Representations and Warranties) and any representations and warranties set out in any Senior Facility Agreement which are to be made on those dates are true and correct and will be true and correct, in each case (other than with respect to the representations and warranties set out in Clause 13.23 (Environmental and Social Requirements), Clause 13.25 (Business Practices) and in any Senior Facility Agreement) in all material respects, immediately after the Advance is made;

(ii)	no Default is subsisting or will result from the making of the Advance;

(iii)

all additional conditions precedent then required under the relevant Senior Facility Agreement for the making of that Advance have been satisfied in accordance with the provisions of that Senior Facility Agreement;

(iv)

no notice has been delivered to the Borrower in accordance with the terms of this Agreement requiring the Borrower to make any mandatory prepayment of all Senior Loans outstanding and the Borrower is not otherwise required pursuant to this Agreement to make any mandatory prepayment of all Senior Loans outstanding;

(v)

each of the representations and warranties set out in Clause  9  (Representations and Warranties) of each Equity Support Deed to be repeated on such dates pursuant to Clause 9.18 (Time for making representations and warranties) of each Equity Support Deed, are true and correct and will be true and correct, in each case (other than with respect to the representations and warranties in Clause 9.14 (Business Practices) of the Equity Support Deed) in all material respects, immediately after the Advance is made;

(vi)	there is no Forecast Funding Shortfall outstanding; and

(vii)

all fees, costs and expenses then due and payable to any Senior Finance Party or its advisors shall have been paid (other than those fees, costs and expenses to be paid from the proceeds of the relevant Advance, which shall be paid from the proceeds of such Advance); and

(c)	in respect of the First Advance only:

(i)

delivery of evidence (in form and substance satisfactory to the Intercreditor Agent) of the receipt by each Reinsurer of a written notice of the Security Interests effected pursuant to the Security Documents in the Reinsurance issued by it to the Intercreditor Agent at least one Business Day before the First Drawdown Date; and

(ii)	if the Intercreditor Agent provides its consent pursuant to paragraph 4(c)(ii) (Security) of Part A of Schedule 2 (Documentary Conditions Precedent) delivery of:

(A)

evidence (in form and substance satisfactory to the Intercreditor Agent acting on the instructions of all of the Senior Lenders) of the registration of each fiduciary Security Interest created pursuant to any Onshore Security Document; and

(B)

a legal opinion or supplementary legal opinion (in form and substance satisfactory to the Intercreditor Agent acting on the instructions of all of the Senior Lenders) issued by Ali Budiardjo, Nugroho, Reksodiputro, Indonesian legal counsel to the Senior Finance Parties and addressed to the Senior Finance Parties, to the Intercreditor Agent at least one Business Day before the First Drawdown Date.

3.3	Hedging Agreements

The obligation of a Senior Lender to participate in the First Advance is subject to the condition that all Hedging Agreements are complete and in full force and effect.

3.4	Top-Up Advances

The Borrower may only request one or more Advances (each, a “Top-Up Advance”) which would, on the Drawdown Date of the Top-Up Advance, result in the aggregate principal amount of Senior Loans outstanding exceeding the Senior Debt Provisional Limit, if:

(a)	Equity Contributions drawn under:

(i)	the Total Base Equity Commitment have been made such that the Total Base Equity Commitment has been fully drawn, excluding with respect to the Total Top-Up Base Equity Commitment; and

(ii)	the Total Contingent Equity Commitment have been made such that the Total Contingent Equity Commitment has been fully drawn,

and the proceeds of such Equity Contributions have been applied in or towards the payment of Project Costs;

(b)

the Borrower has received or is entitled to receive not less than six (6) Business Days prior to the relevant Drawdown Date and pursuant to the Equity Support Deeds, Equity Contributions drawn or to be drawn (as the case may be) under the Total Top-Up Base Equity Commitment in an amount which, immediately after the Top-Up Advance is made, will result in the ratio of the amount of such Equity Contributions to the amount of such Top-Up Advance being equal to the ratio of the Top-Up Advance Commitment to the Total Top-Up Base Equity Commitment;

(c)	the proceeds of the Top-Up Advance are applied to fund the payment of Pre-Completion Operating Costs;

(d)	there are or there are reasonably likely to be insufficient funds standing to the credit of the Pre-Completion Operating Account to fund such Pre-Completion Operating Costs; and

(e)	the other applicable terms and conditions in the Senior Finance Documents with respect to the requesting and making of Advances are satisfied.

4.	Repayment

The Borrower must repay each Senior Loan advanced under a Senior Facility by way of making Repayment Instalments on Repayment Dates in accordance with the relevant provisions set out in the Senior Facility Agreement under which that Senior Loan was advanced.

5.	Cancellation and Prepayment

5.1	Cancellation

(a)

Subject to the terms of this Agreement, the Borrower may, by giving not less than sixty (60) days’ prior notice to the Intercreditor Agent, cancel the undrawn Total Commitment in whole or in part (but, if in part, in a minimum amount of USD10,000,000).

(b)

The Borrower may not cancel all or any part of the Total Commitment unless it delivers to the Intercreditor Agent a certificate signed by two directors of the Operator, both at the time it delivers a cancellation notice under paragraph (a) above and on the date which is five (5) Business Days before the cancellation takes effect, confirming (with supporting details) that immediately after the cancellation:

(i)	the aggregate Available Funding at that time;

will exceed:

(ii)	the aggregate of:

(A)	the Projected Project Costs at that time; and

(B)	the amount of contingencies appropriate in order to enable the Borrower to achieve the Lenders’ Completion Date by the Lenders’ Completion Sunset Date.

(c)

The Borrower may not cancel all or any part of the Total Commitment unless the Intercreditor Agent confirms to the Borrower that it agrees with the content of each certificate delivered under paragraph (b) above.

(d)

Any cancellation under paragraph (a) above shall be made on a pro rata basis (calculated by reference to each Senior Lender’s portion of the aggregate of the Total Commitment and the Participations under the Senior Facilities).

(e)	The Borrower shall pay all amounts payable under Clause 25.3 (Other Indemnities) at the time of any cancellation of the undrawn portion of any Commitment.

5.2	Voluntary Prepayment

(a)

Subject to the other terms of this Agreement, at any time after the end of the Availability Period, the Borrower may, by giving not less than sixty (60) days’ prior written notice to the Intercreditor Agent, prepay any Senior Loans outstanding in whole or in part (but, if in part, in a minimum amount of USD10,000,000 and in integral multiples of USD1,000,000 in excess thereof).

(b)

The Borrower may not make any prepayment under paragraph (a) above prior to the Lenders’ Completion Date unless it delivers to the Intercreditor Agent a certificate signed by two directors of the Operator, both at the time it delivers a prepayment notice under paragraph (a) above and on the date which is five (5) Business Days before the prepayment is to be made, confirming (with supporting details) that immediately after the prepayment is to be made:

(i)	the aggregate Available Funding at that time;

will exceed:

(ii)	the aggregate of:

(A)	the Projected Project Costs at that time; and

(B)	the amount of contingencies appropriate in order to enable the Borrower to achieve the Lenders’ Completion Date by the Lenders’ Completion Sunset Date.

(c)

The Borrower may not make any prepayment under paragraph (a) above unless the Intercreditor Agent confirms to the Borrower that it agrees with the content of each certificate delivered under paragraph (b) above.

(d)

Any prepayment under paragraph (a) above shall be applied in prepayment of the Senior Loans then outstanding on a pro rata basis (calculated by reference to each Senior Lender's portion of the aggregate of the Total Commitment and the Participations under the Senior Facilities) and be applied against the remaining Repayment Instalments in inverse order of maturity.

5.3	Mandatory Prepayments

(a)	Insurance Proceeds; Compensation and Other Proceeds

Unless the Intercreditor Agent agrees otherwise, the Borrower shall, following:

(i)	the occurrence of any event specified in Clause 3.14(f) (Insurance Proceeds Account) of the Accounts Agreement;

(ii)	receipt of any Performance Liquidated Damages;

(iii)	receipt of any ESC Buyout Payments;

(iv)	receipt of any Expropriation Proceeds,

(v)

receipt of net proceeds in respect of the Disposal of any assets in any calendar year which have an aggregate value in excess of USD1,000,000 and which are not applied within sixty (60) days of such receipt to purchase reasonably adequate substitutes, other than any Disposals which constitute Permitted Disposals under paragraphs (a), (b), (d) or (e) of the definition of Permitted Disposals, apply:

(A)

if paragraph (a)(i) above applies, all amounts standing to the credit of the Insurance Proceeds Account in or towards prepayment of the Senior Loans outstanding by applying such amounts against the remaining Repayment Instalments in inverse order of maturity;

(B)

all amounts received under paragraph (a)(ii) above in or towards prepayment of the Senior Loans outstanding by applying the amount received against the remaining Repayment Instalments on a pro rata basis; and

(C)

all amounts received under paragraphs (a)(iii), (a)(iv) and (a)(v) above in or towards prepayment of the Senior Loans outstanding by applying such amounts against the remaining Repayment Instalments in inverse order of maturity.

The Borrower shall apply all amounts which are referred to in this paragraph in or towards prepayment of the Senior Loans outstanding on the Interest Payment Date immediately after the date of the receipt of the relevant amount.

(b)	Cash Sweep Mechanism

(i)	If, on any Calculation Date, the Historic Debt Service Coverage Ratio for that Calculation Date for each of:

(A)	the Calculation Period ending on (and including) that Calculation Date; and

(B)	the Calculation Period ending on (and including) the day immediately before the Calculation Period referred to in paragraph (A) above commenced,

is less than 1.25:1, then the Borrower shall apply all amounts standing to the credit of the Offshore General Account, after all amounts required to be paid under Clause 3.4(c)(i) to Clause 3.4(c)(xi) (inclusive) (Offshore General Account) of the Accounts Agreement have been paid in accordance with those provisions, in or towards prepayment of the Senior Loans outstanding under the Senior-1 Facilities.

(ii)	Any prepayment pursuant to paragraph (i) above shall be:

(A)	made by the Borrower on the relevant Calculation Date; and

(B)	applied against the remaining Repayment Instalments of the relevant Senior Loans in inverse order of maturity.

(c)	Illegality

(i)

If, as a result of a Change in Law, it becomes unlawful in any relevant jurisdiction for any Senior Lender to perform any of its obligations under a Senior Finance Document or to fund or maintain its Participation in any Senior Loan, then:

(A)	that Senior Lender may notify the Borrower through its Facility Agent or the Intercreditor Agent (as appropriate) accordingly; and

(B)	if such unlawfulness relates to:

(1)

the maintenance of a Participation in a relevant Senior Loan, the Borrower shall prepay, without premium or penalty, the affected Senior Loan outstanding together with interest accrued thereon, Breakage Costs (if applicable) and any other amounts payable by the Borrower to such Senior Lender under the Senior Finance Documents; or

(2)	the making available of all or any part of that Senior Lender’s Commitment, the Commitment of such Senior Lender will forthwith be cancelled without premium or penalty.

(ii)	All prepayments under paragraph (i) above shall be made:

(A)	on the Interest Payment Date immediately following the occurrence of the relevant event; or

(B)

if earlier, the date specified by the relevant Senior Lender in the notice delivered under paragraph (i)(A) above (being no earlier than the last day of any applicable grace period permitted by Applicable Law).

(d)	Debt to Equity Ratio

(i)

If the Debt to Equity Ratio at the Lenders’ Completion Date exceeds the Maximum Debt to Equity Ratio, the Borrower shall prepay the Senior Loans outstanding in an amount which would result in the Debt to Equity Ratio on the day immediately following such prepayment being equal to the Maximum Debt to Equity Ratio.

(ii)	The Borrower shall make any prepayment which it is required to make under paragraph (i) above:

(A)

on the Lenders’ Completion Date (if it falls on an Interest Payment Date) or (if the Lenders’ Completion Date does not fall on an Interest Payment Date) the first Interest Payment Date falling after the Lenders’ Completion Date;

(B)	by utilising funds standing to the credit of the Offshore Construction and Supply Account (and no other Project Account); and

(C)	by applying the amount prepaid against the remaining Repayment Instalments of the Senior Loans on a pro rata basis.

5.4	Miscellaneous Provisions

(a)	Any notice of prepayment or cancellation under this Agreement is irrevocable.

(b)	All prepayments under this Agreement shall be made together with:

(i)

accrued interest on the amount prepaid up to and, if the relevant Senior Lender receives cleared funds on a day after the time specified in the relevant Senior Facility Agreement by which payments to that Senior Lender must be received, including, the date of such prepayment;

(ii)	all Breakage Costs incurred by each relevant Senior Lender with respect to the prepayment of a Floating Rate Senior Loan, if such prepayment is made on a day that is not an Interest Payment Date; and

(iii)	all Hedging Termination Sums (if any) payable in connection with the prepayment due to the operation of Clause 14.4 (Notional Amount Reductions).

(c)

Upon making any prepayment under Clause 5.2 (Voluntary Prepayment), the Borrower shall, in respect of the Senior Facilities, pay to the relevant Senior Lenders any prepayment fee specified in the Senior Facility Agreement to which that Senior Lender is a party.

(d)

The Borrower shall pay on or prior to the date on which any cancellation is made pursuant to Clause 5.1 (Cancellation) all Hedging Termination Sums (if any) payable in connection with the cancellation due to the operation of Clause 14.4 (Notional Amount Reductions).

(e)	No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(f)	No amount of any Commitment cancelled under this Agreement may subsequently be reinstated.

(g)	No amount prepaid under this Agreement may subsequently be re-borrowed.

(h)

Any failure by the Borrower to obtain any authorisation (including any approval from Bank Indonesia) in relation to its obligations to make any prepayment, repayment or payment under any Senior Finance Document shall not alter, change or mitigate in any way the Borrower’s obligation to make any such prepayment, repayment or payment.

(i)

Any certificate prepared by a Senior Lender of the amounts due and payable by the Borrower in respect of any prepayment or cancellation under this Clause 5 (Cancellation and Prepayment) shall, in the absence of manifest error, be conclusive evidence of the matters to which it relates.

6.	Interest Periods

6.1	Duration

(a)

Subject to the following provision of this Clause 6 (Interest Periods), the Interest Period for each Senior Loan shall begin on (and include) an Interest Payment Date and end on (and include) the day immediately before the next following Interest Payment Date, except that the first Interest Period for each Senior Loan shall begin on (and include) the date on which that Senior Loan is made and end on (and include) the day immediately before the next following Interest Payment Date.

(b)	If an Interest Period for a Senior Loan would otherwise overrun:

(i)	the First Repayment Date, it shall be shortened so that it ends on the First Repayment Date; or

(ii)	the Final Maturity Date, it shall be shortened so that it ends on the Final Maturity Date.

6.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

6.3	Consolidation of Senior Loans

Subject to the terms of the Senior Facility Agreements, if the Interest Periods for more than one Senior Loan made to the Borrower under any Senior Facility end on the same date, those Senior Loans will be consolidated into, and treated as, a single Senior Loan under that Senior Facility on the last day of the Interest Period.

6.4	Other Adjustments

The Intercreditor Agent, the Facility Agents, ADB and the Borrower may enter into such other arrangements as they may agree for the adjustment of Interest Periods and/or the splitting of the Senior Loans.

7.	Interest

7.1	Interest Rate

(a)	The rate of interest on each Senior Loan for each of its Interest Periods is the rate per annum specified for such Senior Loan in the Senior Facility Agreement under which such Senior Loan was made.

(b)

All interest accruing on amounts outstanding under the Senior Facilities shall accrue from day to day and be computed on the basis of the actual number of days elapsed, from and including the first day to but excluding the last day of the relevant period, and a three hundred and sixty (360) day year or, in any case where the practice in the London interbank market differs, in accordance with that practice.

7.2	Due Dates

Except as otherwise provided in this Agreement or the relevant Senior Facility Agreement, accrued interest on each Senior Loan is payable by the Borrower on each Interest Payment Date.

7.3	Default Interest

Subject to the terms and conditions of each Senior Facility Agreement (which shall prevail as between the Borrower and the Senior Finance Parties party to that Senior Facility Agreement):

(a)

if the Borrower fails to pay any amount payable by it under the Senior Finance Documents when due, it shall, forthwith on demand by the Intercreditor Agent, pay to each relevant Senior Finance Party interest on such amount from the due date up to the date of actual payment, after as well as before judgement at a rate (the “Default Rate”) determined by the Intercreditor Agent to be two per cent. (2%) per annum above the interest rate that would normally be applicable to such amount under the terms of the relevant Senior Finance Document (but calculated by reference to the Designated Interest Period determined pursuant to paragraph (b) below); and

(b)

the Default Rate will be determined on the first Business Day of each calendar month (or such other period as the Intercreditor Agent shall select, acting reasonably) after the failure to pay under paragraph (a) above (each a “Designated Interest Period”), as appropriate.

7.4	Notification

The Intercreditor Agent shall promptly notify each Facility Agent and the Borrower of the determination of a rate of interest under this Agreement.

8.	Payments

8.1	Payments Under the Senior Finance Documents

Unless a Senior Finance Document specifies that payments under it are to be made in another manner:

(a)

all payments by a Party (other than the Intercreditor Agent or a Facility Agent) under a Senior Finance Document must be made to the Intercreditor Agent to its account at such office or bank in the principal financial centre of the country of the relevant currency as it may notify to that Party for this purpose from time to time by not less than five (5) Business Days’ prior notice; and

(b)	all payments under each Hedging Agreement must be made directly between the parties thereto in accordance with the provisions of that Hedging Agreement.

8.2	Funds

Payments under the Senior Finance Documents shall be made for value on the due date at such times and in such amounts as are specified in the relevant Senior Finance Document and in freely transferable funds or as otherwise specified in such Senior Finance Document.

8.3	Distribution

(a)

Each payment received by the Intercreditor Agent or a Facility Agent under the Senior Finance Documents for another Party must, except as provided in paragraph (b) below, be made available by that Agent to that Party by payment (as soon as reasonably practicable after receipt):

(i)	in the case of a payment to the Borrower, to the Onshore Disbursement Account in accordance with Clause 3.1 (Onshore Disbursement Account) of the Accounts Agreement;

(ii)	in the case of a payment to a Senior Lender, for the account of its Lending Office; and

(iii)	in the case of a payment to a Party other than the Borrower or a Senior Lender, to its account with such office or bank:

(A)	in the principal financial centre of the country of the relevant currency; or

(B)	in the case of a payment in Dollars, in the location of the Lending Office of that Party,

as it may notify to the Intercreditor Agent for this purpose by not less than five (5) Business Days’ prior notice.

(b)

The Intercreditor Agent or a Facility Agent may apply any amount received by it for the Borrower in or towards payment (as soon as reasonably practicable after receipt) of any amount due from the Borrower under the Senior Finance Documents or in or toward the purchase of any amount of currency to be so applied.

8.4	Currency

(a)	Amounts payable in respect of costs, expenses and Taxes and the like are payable in the currency in which they are incurred.

(b)	Any other amount payable under the Senior Finance Documents is, except as otherwise provided in the Senior Finance Documents, payable in USD.

8.5	Set-off and Counterclaim

All payments made by the Borrower under the Senior Finance Documents (other than any netting-off pursuant to any Hedging Agreement) shall be made without set-off or counterclaim.

8.6	Non-Business Days

(a)

If a payment under the Senior Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)

During any extension of the due date for payment of any principal under this Agreement pursuant to paragraph (a) above, interest is payable on that principal at the rate payable on the original due date.

8.7	Clawback

(a)

Where a sum is to be paid to an Agent under the Senior Finance Documents for another Party, the Agent is not obligated to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Agent pays an amount to another Party (other than JBIC) and it proves to be the case that the Agent had not actually received that amount, then the Party (other than JBIC) to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent.

8.8	Partial Payments

(a)

Subject to paragraph (b) below, if the Intercreditor Agent at any time receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Senior Finance Documents, the Intercreditor Agent shall determine the entitlement of each Senior Secured Party to the proceeds of such payment by notionally applying such payment so received amongst the Senior Secured Parties in the order of priority set out in Clause 3.4(c) (Offshore General Account) of the Accounts Agreement.

(b)	Notwithstanding any other provision to the contrary in the Senior Finance Documents, all Enforcement Proceeds shall be applied by the Intercreditor Agent as follows:

(i)	first, to pay:

(A)

all fees, costs and expenses, including any legal or other costs and expenses arising from the exercise or purported exercise of any Remedies or the preservation of rights or Remedies due and payable to the Agents under the Senior Finance Documents; and

(B)	all unpaid indemnity entitlements of the Senior Secured Parties under the Senior Finance Documents (including any amounts payable under Clause 25.1 (Currency Indemnity) of the Common Terms Agreement);

(ii)	second, to pay the following amounts in the following order of priority:

(A)

any fees, costs and expenses due and payable under the Senior Finance Documents to the Senior Secured Parties (other than to the Agents pursuant to sub-paragraph (i)(A) above and EPRG Premium due and payable by the Borrower to the Covered Lenders pursuant to the terms of the Covered Lenders Facility Agreement);

(B)	default interest due and payable on any amounts outstanding under the Senior Finance Documents;

(C)	each of the following:

(1)	ordinary interest due and payable on Senior Loans outstanding under the Senior Facilities; and

(2)

Hedging Costs due and payable, provided that, if PLN is obligated to make any ESC Buyout Payments or the Intercreditor Agent determines that such obligation is reasonably likely to arise, then any Hedging Costs which constitute Subsequent Hedging Obligations shall not be included under this sub-paragraph (ii) and shall only be paid in accordance with sub-paragraph (vi) below; and

(D)	each of the following:

(1)	principal due and payable with respect to Senior Loans outstanding under the Senior Facilities;

(2)	amounts due and payable to JBIC pursuant to the Reimbursement and Subrogation Agreement; and

(3)

Hedging Termination Sums due and payable, provided that, if PLN is obligated to make any ESC Buyout Payments or the Intercreditor Agent determines that such obligation is reasonably likely to arise, then any Hedging Termination Sums which constitute Subsequent Hedging Obligations shall not be included under this sub-paragraph (ii) and shall only be paid in accordance with sub-paragraph (vi) below;

(iii)	third, to pay any sum due but unpaid under the Senior Finance Documents other than a sum referred to in another sub-paragraph of this paragraph (b);

(iv)	fourth, to pay any increased costs and any prepayment fee due and payable under the Senior Finance Documents;

(v)	fifth, to pay any EPRG Premium due and payable by the Borrower to the Covered Lenders pursuant to the terms of the Covered Lenders Facility Agreement;

(vi)	sixth, to pay any Subsequent Hedging Obligations due and payable and not otherwise satisfied pursuant to sub-paragraph (ii) above; and

(vii)	last, to pay the surplus (if any) to the Borrower or any other person entitled to it.

(c)

Where funds are insufficient to meet the total amount due and referred to in any sub-paragraph under this Clause 8.8, then, subject to any express requirement in that sub-paragraph to apply funds in a particular order of priority, available funds shall be applied pro rata and on a pari passu basis to meet the amounts due and referred to in that sub-paragraph and no amount may be applied against any amount referred to in any subsequent sub-paragraph.

(d)	An appropriation made in accordance with this Clause 8.8 will override any appropriation made by the Borrower.

9.	Taxes

9.1	Tax gross-up

(a)

All payments to be made by the Borrower under the Senior Finance Documents (other than the Hedging Agreements) shall be made without any deduction and free and clear of and without any Tax Deduction, except to the extent that the Borrower is required by law to make payment subject to any Taxes. If any Tax Deduction must be made from any amounts payable or paid by the Borrower under the Senior Finance Documents (other than the Hedging Agreements), the Borrower shall pay such additional amounts as may be necessary to ensure that the relevant Senior Finance Party receives a sum net of any Tax Deduction or deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made. Each Senior Finance Party (other than ADB and JBIC) shall, on request of the Borrower and to the extent reasonably available, provide a certificate of its tax residency and any other supporting documents required by a Governmental Authority for the administration and filing of Tax returns with respect to payments made by the Borrower under the Senior Finance Documents.

(b)

The Borrower shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Intercreditor Agent and JBIC (if the Tax Deduction is with respect to a Covered Lender) accordingly. Similarly, the Intercreditor Agent shall notify the Borrower on becoming so aware in respect of a payment payable to a Senior Lender.

(c)

If the Borrower is required by law to make a Tax Deduction from any amounts paid or payable under the Senior Finance Documents (other than the Hedging Agreements), the Borrower shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law, unless being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties.

(d)

Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower shall deliver to the Intercreditor Agent evidence reasonably satisfactory to the Intercreditor Agent (including all relevant Tax receipts) and JBIC (if the Tax Deduction is with respect to a Covered Lender) that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

9.2	Tax Credits

(a)

If, following a payment by the Borrower of any additional amount under Clause 9.1 (Tax gross-up) or any amount under Clause 25.2 (Tax Indemnity) (“Tax Payment”), a Senior Lender (other than ADB and JBIC) has determined that it has received or has been granted a credit against or remission for any Taxes (“Tax Credit”) payable by it or relating to an amount in respect of which the Borrower has made a Tax Payment and that Senior Lender has obtained, utilised and retained a Tax Credit, the Senior Lender will, subject to the Borrower having made the Tax Payment and to the extent that the Senior Lender can do so in its sole opinion without prejudicing the retention of the amount of the Tax Credit and without prejudice to the right of such Senior Lender to obtain any other benefit, relief or allowance which may be available to it, reimburse to the Borrower such amount as the Senior Lender, in its discretion, shall certify to be the proportion of such credit or remission (if any) as will leave the Senior Lender (after such reimbursement) in no better or worse position than it would have been in had the relevant Tax Payment not been made.

(b)	Any determination made by a Senior Lender under paragraph (a) above shall be conclusive absent manifest error.

(c)

Any reimbursement due under paragraph (a) above shall be made within thirty (30) days of the date on which the Senior Lender certified the amount of the credit or remission. If any applicable credit or remission is withdrawn or required to be repaid by any Senior Lender, the Borrower shall, on request, promptly refund any payment made under paragraph (a) above.

(d)	Nothing in paragraph (a) above shall:

(i)	require any Senior Lender to disclose to the Borrower any details of its Tax affairs or computations;

(ii)	interfere with the right of any Senior Lender to arrange its Tax affairs in whatever manner it thinks fit; or

(iii)	require any Senior Lender to claim relief in respect of any payment under Clause 9.1 (Tax gross-up) in priority to any other reliefs, claims or credits available to it.

9.3	FATCA Deduction and gross-up by the Borrower and Equity Parties

(a)

If the Borrower or any Equity Party is required to make a FATCA Deduction, the Borrower or that Equity Party (as the case may be) shall make that FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

(b)

If a FATCA Deduction is required to be made by the Borrower or any Equity Party, the amount of the payment due from the Borrower or that Equity Party (as the case may be) shall be increased to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Borrower shall promptly upon becoming aware that it or any Equity Party must make a FATCA Deduction (or that there is any change in the rate or the basis of a FATCA Deduction) notify the Intercreditor Agent accordingly. Similarly, a Senior Finance Party shall notify the Intercreditor Agent on becoming so aware in respect of a payment payable to that Senior Finance Party. If the Intercreditor Agent receives such notification from a Senior Finance Party it shall notify the Borrower.

(d)

Within thirty (30) days of making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Borrower or the Equity Party making that FATCA Deduction or payment (as the case may be) shall deliver to the Intercreditor Agent evidence reasonably satisfactory to the Intercreditor Agent and the Senior Finance Party entitled to the payment that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

9.4	FATCA Deduction by the Senior Finance Parties

(a)

Each of the Senior Finance Parties may make any FATCA Deduction it is required by FATCA to make, and any payment required in connection with that FATCA Deduction, and no Senior Finance Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. A Senior Finance Party which becomes aware that it must make a FATCA Deduction in respect of a payment to another Party (or that there is any change in the rate or the basis of such FATCA Deduction) shall notify that Party and the Intercreditor Agent.

(b)

If an Agent is required to make a FATCA Deduction in respect of a payment to a Senior Finance Party under Clause 8.3 (Distribution) which relates to a payment by the Borrower, the amount of the payment due from the Borrower shall be increased to an amount which (after that Agent has made such FATCA Deduction), leaves that Agent with an amount equal to the payment which would have been made by that Agent if no FATCA Deduction had been required. Each Agent shall promptly upon becoming aware that it must make a FATCA Deduction in respect of a payment to a Senior Finance Party under Clause 8.3 (Distribution) which relates to a payment by the Borrower (or that there is any change in the rate or the basis of such a FATCA Deduction) notify the Borrower and the relevant Senior Finance Party.

(c)

The Borrower shall (within three (3) Business Days of demand by the Intercreditor Agent) pay to the relevant Senior Finance Party an amount equal to the loss, liability or cost which the Senior Finance Party determines will be or has been (directly or indirectly) suffered by the Senior Finance Party, as a result of the Senior Finance Party making a FATCA Deduction in respect of a payment due to the Senior Finance Party under the Senior Finance Documents. This paragraph shall not apply to the extent a loss, liability or cost is compensated for by an increased payment under paragraph (b) above.

(d)

A Senior Finance Party making, or intending to make, a claim under paragraph (c) above shall promptly notify the Intercreditor Agent of the FATCA Deduction which will give, or has given, rise to the claim, following which the Intercreditor Agent shall notify the Borrower.

9.5	FATCA Information

(a)	Subject to paragraph (c) below, each Party (other than JBIC and ADB) shall, within ten (10) Business Days of a reasonable request by the Intercreditor Agent:

(i)	confirm to the Intercreditor Agent or the Borrower whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party; and

(ii)

supply to the Intercreditor Agent or the Borrower such forms, documentation and other information relating to its status under FATCA (including its applicable “passthru payment percentage” or other information required under the relevant United States Treasury regulations or other official guidance including intergovernmental agreements) as the Intercreditor Agent or the Borrower reasonably requests for the purposes of any other Party's compliance with FATCA.

(b)

If a Party confirms to the Intercreditor Agent or the Borrower pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be, a FATCA Exempt Party, it shall promptly notify the Intercreditor Agent.

(c)	Paragraph (a) above shall not oblige any Senior Finance Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any policy of that Senior Finance Party;

(iii)	any fiduciary duty; or

(iv)	any duty of confidentiality.

(d)

If a Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with paragraph (a) above (including, for the avoidance of doubt, where paragraph (b) above applies), then:

(i)

if that Party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then that Party shall be treated for the purposes of the Senior Finance Documents as if it is not a FATCA Exempt Party; and

(ii)

if that Party failed to confirm its applicable “passthru payment percentage” then such Party shall be treated for the purposes of the Senior Finance Documents (and payments made thereunder) as if its applicable “passthru payment percentage” is one hundred percent (100%), until (in each case) such time as that Party provides the requested confirmation, forms, documentation or other information.

9.6	Tax Credit and FATCA

If the Borrower makes a FATCA Payment and the relevant Senior Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that FATCA Payment forms part, to that FATCA Payment or to a FATCA Deduction in consequence of which that FATCA Payment was required; and

(b)	that Senior Finance Party has obtained, utilised and retained that Tax Credit,

the Senior Finance Party shall pay an amount to the Borrower which that Senior Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the FATCA Payment not been required to be made by the Borrower.

10.	Market Disruption

10.1	Failure of a Reference Bank to Supply a Rate

If LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a rate by 12.00 noon (London time) two (2) London Quotation Days before the first day of an Interest Period for a Floating Rate Senior Loan, the applicable LIBOR shall, subject to the terms of Clause 10.2 (Market Disruption), be determined on the basis of the quotations of the remaining Reference Banks.

10.2	Market Disruption

(a)	Each of the following events is a “Market Disruption Event”:

(i)

with respect to the Floating Rate Senior Facilities, at or about 12.00 noon (London time) two (2) London Quotation Days before the first day of the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate for the relevant Interest Period; or

(ii)	with respect to:

(A)

ADB Tranche A, ADB notifies the Intercreditor Agent by close of business on the first Business Day falling after the second London Quotation Day before the first day of the relevant Interest period that the cost to ADB of funding its participation in any Advance under the ADB Tranche A would be in excess of LIBOR for the term of the Interest Period;

(B)

the JBIC Facility, the JBIC Facility Agent notifies the Intercreditor Agent by close of business on first Business Day falling after the second London Quotation Day before the first day of the relevant Interest period that the cost to JBIC of funding its participation in any Advance under the JBIC Facility would be in excess of LIBOR for that Interest Period; or

(C)

the Covered Lenders Facility, the Covered Lenders Facility Agent receives, by close of business on the first Business Day falling after the second London Quotation Day before the first day of the relevant Interest Period, notification from a Covered Lender or Covered Lenders whose Participations in the Floating Rate Senior Loans outstanding under the Covered Lenders Facility exceed forty per cent. (40%) of the aggregate Participations in the Floating Rate Senior Loans outstanding under the Covered Lenders Facility, that the cost to such Covered Lender or Covered Lenders of obtaining matching deposits in the relevant interbank market to fund its participation in any Advance under the Covered Lenders Facility would be in excess of LIBOR for the relevant Interest Period.

(b)

Following a Market Disruption Event in respect of Floating Rate Senior Facility, the relevant Facility Agent or ADB (as applicable) will promptly notify the Intercreditor Agent and the Intercreditor Agent will promptly notify the Borrower and the other Senior Lenders (if any) party to the relevant Senior Facility Agreement of such Market Disruption Event.

(c)

If a Market Disruption Event occurs, the rate of interest on each Senior Lender's share in a Floating Rate Senior Loan under the relevant Floating Rate Senior Facility for the relevant Interest Period will be the aggregate of:

(i)	the Margin applicable to such Floating Rate Senior Loan in accordance with the terms of the relevant Senior Facility Agreement; and

(ii)

the rate notified to the Intercreditor Agent by that Senior Lender as soon as practicable, and in any event prior to the date that is ten (10) Business Days before interest is due to be paid in respect of that term of that Floating Rate Senior Loan, to be that which expresses as a percentage rate per annum the cost to that Senior Lender of funding its share in that Floating Rate Senior Loan from whatever source it may reasonably select.

10.3	Alternative Basis of Interest or Funding

(a)

If a Market Disruption Event occurs in respect of a Floating Rate Senior Facility and the relevant Facility Agent or ADB (as applicable), or the Borrower, so requires, the Borrower and that Facility Agent or ADB (as applicable) must enter into negotiations for a period of not more than thirty (30) days with a view to agreeing an alternative basis for determining the rate of interest and/or funding for the affected Floating Rate Senior Loan.

(b)

Any alternative basis agreed with respect to the affected Floating Rate Senior Loan will be, with the prior consent of all of the Senior Lenders who have a Participation in that Floating Rate Senior Loan, binding on all the Parties. For the avoidance of doubt, if the Parties fail to reach agreement on such alternative basis, the rate of interest payable on each affected Floating Rate Senior Loan shall continue to be determined in accordance with Clause 10.2(c) (Market Disruption).

(c)	If:

(i)	the percentage rate per annum notified by a Senior Lender pursuant to Clause 10.2(c) (Market Disruption) above is less than LIBOR; or

(ii)	a Senior Lender has not notified the Intercreditor Agent or the Borrower, as applicable, of a percentage rate per annum pursuant to Clause 10.2(c) (Market Disruption),

the cost to that Senior Lender of funding its participation in that Floating Rate Senior Loan for that Interest Period shall be deemed, for the purposes of Clause 10.2(c) (Market Disruption), to be LIBOR.

11.	Increased Costs

11.1	Increased Costs

(a)	Subject to Clause 11.2 (Exceptions), the Borrower shall compensate each Senior Finance Party for the amount of any Increased Cost incurred by it or any of its Affiliates as a direct result of:

(i)	the occurrence of any Change in Law after the Signing Date;

(ii)	compliance with any Applicable Law effected after the Signing Date; or

(iii)	the implementation or application of, or compliance with, Basel III or any law or regulation that implements or applies Basel III.

(b)	Payments of compensation under this Clause 11.1 (Increased Costs) shall be made in accordance with Clause 8 (Payments).

(c)	In this Agreement, “Increased Cost” means:

(i)

an additional or increased cost incurred by a Senior Finance Party or any of its Affiliates as a result of it having entered into, or performing, maintaining or funding its obligations under, any Senior Finance Document;

(ii)	a reduction in any amount payable to a Senior Finance Party under any Senior Finance Document; or

(iii)

a reduction in the effective return to a Senior Finance Party under any Senior Finance Document or (to the extent that it is attributable to the Senior Finance Party performing, maintaining or entering into, or funding its obligations under any Senior Finance Document) on its capital.

(d)

A Senior Finance Party claiming compensation under this Clause 11 (Increased Costs) shall, as soon as possible after it becomes aware of the circumstance giving rise to such Increased Costs, deliver to the Intercreditor Agent and the Borrower a certificate as to the amount of the Increased Cost, a description of the applicable law, rule, regulation or treaty and an explanation of the impact of such applicable law, rule, regulation or treaty on that Senior Finance Party provided that a Senior Finance Party shall not be required under this Clause 11.1(d) (Increased Costs) to disclose any information which is confidential and which it is not permitted to disclose.

(e)

Each Senior Finance Party shall, upon becoming aware that it will incur or has incurred an Increased Cost, notify the Borrower and the Intercreditor Agent accordingly, provided that the failure of any Senior Finance Party to so notify the Borrower shall in no way relieve the Borrower of its obligation under this Clause 11 (Increased Costs) to pay that Increased Cost above upon notice from such Senior Finance Party.

11.2	Exceptions

Clause 11.1 (Increased Costs) does not apply to the extent any Increased Cost is:

(a)	compensated for by the operation of Clause 9 (Taxes) or Clause 25.2 (Tax Indemnity);

(b)	attributable to a FATCA Deduction required to be made by the Borrower or a Senior Finance Party;

(c)

attributable to any change in the rate of, or change in the basis of calculating, Tax on the overall net income of a Senior Finance Party or its Affiliates (or the overall net income of a division or branch of a Senior Finance Party or its Affiliates) imposed in the jurisdiction in which its principal office or Lending Office is situated;

(d)	attributable to the wilful breach by the relevant Senior Finance Party or its Affiliates of any Applicable Law, rule, regulation or treaty; or

(e)

to the extent such Increased Cost is a Tax imposed on a Senior Finance Party (other than ADB or JBIC) by any taxing authority in any jurisdiction as a result of a permanent establishment, office or branch of such Senior Finance Party in such jurisdiction, other than a permanent establishment, office or branch such Senior Finance Party is treated as having as a result of its participation in the transactions contemplated by the Senior Finance Documents, or which is imposed on a Senior Finance Party solely as a result of a failure by that Senior Finance Party to make any disclosure to, or filling with, a taxing authority.

11.3	Increased Cost Payments

The Borrower shall pay to the affected Senior Finance Party the amount of any Increased Cost within three (3) Business Days of receiving written notification from the relevant Senior Finance Party.

12.	Mitigation

(a)	If circumstances arise in respect of a Senior Finance Party (other than ADB or JBIC) which would, or would upon the giving of notice, result in:

(i)

the Borrower being obliged to pay to that Senior Finance Party additional amounts pursuant to Clause 9.1 (Tax gross-up) or any amounts pursuant to Clause 11.1 (Increased Costs) or Clause 25.2 (Tax Indemnity);

(ii)	an alternative basis applying for the purposes of Clause 10.2 (Market Disruption); or

(iii)	the Borrower being obliged to prepay any Senior Loan pursuant to Clause 5.3(c) (Mandatory Prepayments),

then, without in any way limiting, reducing or otherwise qualifying the Borrower’s obligations under those Clauses 5.3(c) (Mandatory Prepayments), 9 (Taxes), 10 (Market Disruption) and 11 (Increased Costs), that Senior Finance Party shall, in consultation with the Intercreditor Agent and the Borrower, endeavour to take such reasonable steps as may be available to it to mitigate or remove such circumstances, including the transfer of its rights and obligations under the Senior Finance Documents to an Affiliate or changing its Lending Office, unless to do so might (in the opinion of that Senior Finance Party) be prejudicial to that Senior Finance Party.

(b)

The Borrower shall, within five (5) Business Days of demand, indemnify each Senior Finance Party for all costs and expenses incurred by that Senior Finance Party as a result of steps taken by it under this Clause 12.

13.	Representations and Warranties

The Borrower makes the representations and warranties set out in this Clause 13 (Representations and Warranties) to each Senior Finance Party.

13.1	Corporate Existence

(a)

The Itochu Borrower Entity is a company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands, and has full power, authority and legal right to own its assets and to carry on its business.

(b)

The Kyushu Borrower Entity is a company duly incorporated with limited liability and validly existing under the laws of Singapore, and has full power, authority and legal right to own its assets and to carry on its business.

(c)

The Medco Borrower Entity is a company duly incorporated with limited liability and validly existing under the laws of Indonesia, and has full power, authority and legal right to own its assets and to carry on its business.

(d)

The Operator is a company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands, and has full power, authority and legal right to own its assets and to carry on its business.

(e)

The Ormat Borrower Entity is a company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands, and has full power, authority and legal right to own its assets and to carry on its business.

13.2	Powers and Authority

It has full power, authority and legal right, and all necessary corporate action has been or will be taken in order to authorise it, to enter into, deliver and to exercise its rights and perform its obligations under the Transaction Documents and the Material Governmental Authorisations to which it is or is to be a party or beneficiary or entitled to use or benefit from.

13.3	Binding Obligations

(a)	Each Transaction Document to which it is a party constitutes, or when executed will constitute, its legal, valid and binding obligations, enforceable in accordance with their terms.

(b)

It is not necessary in order to ensure the validity, enforceability, priority or admissibility in evidence of any of the Transaction Documents in England, Indonesia or any other relevant jurisdiction that any of the Transaction Documents be notarised or be filed or registered with any authority in England, Indonesia or elsewhere or any other analogous procedure be observed or any Tax be paid in respect thereof, except as stated in the legal opinions delivered to the Intercreditor Agent pursuant to Clause 3 (Conditions Precedent), provided that for the purposes of the repetition of this representation it shall not be deemed to be a misrepresentation if such document does need to be notarised, filed, registered or another analogous procedure be observed or any Tax be paid in respect thereof and it promptly does so following the execution of such document.

13.4	Governing Law

(a)

The choice of governing law and submission to jurisdiction (where relevant) in each of the Transaction Documents will be recognised and enforceable in all relevant jurisdictions, including the jurisdiction of each party.

(b)

Each of the Transaction Documents is in proper legal form for the jurisdiction by which it is governed and is capable of enforcement in such jurisdiction without any further action on the part of any person.

13.5	Non-Conflict

The entry into and delivery of the Transaction Documents to which it is or is to be a party and/or the performance by it of any of its obligations and/or the exercise by it of any of its rights under any such Transaction Document will not:

(a)	conflict in any material respect with any Applicable Law by which the Borrower or its assets are bound or affected;

(b)	conflict with the Constitutional Documents of the Borrower or an Equity Party, or the Equity Documents;

(c)	conflict with any other Transaction Document or any additional agreement which is binding upon it or any of its assets;

(d)	conflict with any Governmental Authorisation applicable to it or the Project; or

(e)	result in or create any Security Interest (other than a Permitted Security Interest) on or with respect to any of its assets.

13.6	Authorisations

(a)	All material authorisations necessary under Applicable Law in connection with:

(i)

the due execution and delivery of, and performance by it of its obligations under, the Transaction Documents to which it is a party and the exercise by it of its rights under the Transaction Documents to which it is a party;

(ii)	the grant by it of the Transaction Security and the validity, enforceability and perfection thereof; and

(iii)	the admission of the Transaction Documents to which the Borrower or any Equity Party is a party in evidence in its respective jurisdiction of organisation;

have been obtained, are validly issued and are in full force and effect.

(b)	As of the Signing Date, the Material Governmental Authorisations are those set out in Schedule 6 (Material Governmental Authorisations).

(c)

As of the Signing Date and the Closing Date, the Project will conform to and comply in all material respects with all covenants, conditions, restrictions and reservations in the Material Governmental Authorisations.

(d)	The copies of the Material Governmental Authorisations which it has delivered to the Intercreditor Agent are true and complete copies of those documents.

(e)	It has the benefit of and may carry out activities permitted by, all Governmental Authorisations issued in the name of PGE in connection with the Project.

13.7	Indebtedness; Ranking

It has no Financial Indebtedness other than Permitted Financial Indebtedness and its obligations under the Senior Finance Documents rank at least pari passu with all its unsecured and unsubordinated obligations (save for obligations mandatorily preferred solely by operation of any Applicable Law).

13.8	Valid Title

(a)	It has:

(i)

good title to, or freedom to the exclusive possession and use under Applicable Law and where relevant the Project Documents, the Project Assets and any other assets necessary, customary or desirable to implement the Project in accordance with the Transaction Documents;

(ii)	good title to all of the assets (other than the PGE Assets) reflected in the latest audited Borrower’s Consolidated Financial Statements;

(iii)	access to, and the right to use, the PGE Assets, any buildings or fixtures or equipment on the Project Site and on the Special Facilities Land; and

(iv)	all easements and other rights of way (excluding the Special Facilities ROW) and other rights necessary or desirable to implement the Project in accordance with the Transaction Documents,

in each case subject to no Security Interest other than any Permitted Security Interest.

(b)

PGE has good title to, or a valid leasehold or land use right or easement or right-of-way interest in accordance with all Applicable Laws, in the Project Site and all property that it purports to own, lease or hold any such interest in for the purposes of implementing the Project under the JOC, which are necessary to implement the Project in accordance with the Project Documents and to comply with the Borrower’s obligations under the Senior Finance Documents, in each case free and clear of any Security Interest other than any Permitted Security Interest.

(c)

At all times during the period between the Conditions Subsequent Cut-Off Date and the Special Facilities Taking Over Date, PLN has good title to, or a valid leasehold or land use right or easement or right-of-way interest in accordance with all Applicable Laws (i) in the Special Facilities Land and (ii) the Special Facilities ROWs, in each case free and clear of any Security Interest other than any Permitted Security Interest.

13.9	Liabilities

Except:

(a)	as reflected in the most recent Borrower’s Consolidated Financial Statements delivered pursuant to this Agreement;

(b)	obligations which constitute Permitted Financial Indebtedness; and

(c)	its obligations arising under the Transaction Documents,

it has no other material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due).

13.10	Stamp Duties

All stamp duty and other similar fees or charges in connection with the Transaction Documents and the Material Governmental Authorisations (if any) have been paid in full or will have been paid in full when the same falls due (save where the same is being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties) and no other fees or charges are required to be paid for the legality, validity or enforceability of the Transaction Documents or the Material Governmental Authorisations (if any).

13.11	Immunity

(a)

The execution by it of each Transaction Document to which it is a party constitutes, and its exercise of its rights and performance of its obligations under each Transaction Document to which it is a party will constitute, private and commercial acts done and performed for private and commercial purposes.

(b)

It is generally subject to civil and commercial law and to legal proceedings and it cannot and will not be able to claim for itself or its assets any immunity or privilege from any set-off, judgment, execution, attachment or other legal process.

13.12	Financial Statements

(a)	Each of the audited and unaudited Borrower’s Consolidated Financial Statements most recently delivered to the Intercreditor Agent:

(i)

is true, complete and correct in all material respects as of the date of such statement and fairly presents its financial condition as at the end of, and the results of its operation and cash flow for, the financial period to which it relates; and

(ii)	have been prepared in accordance with Applicable Laws of its jurisdiction of incorporation and the Applicable Accounting Standards.

(b)

As of the Signing Date, there has been no material adverse change in its assets, business or financial condition or its prospects since the date of the Borrower Consolidated Financial Statements most recently delivered to the Intercreditor Agent.

13.13	Litigation

No material litigation, arbitration, expert determination or administrative proceeding (other than any proceeding of a frivolous or vexatious nature that has been notified to the Intercreditor Agent and is being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties) is currently taking place or pending or, to its knowledge, threatened:

(a)	against it or any of its assets; or

(b)	any other person, which has or would reasonably be likely to have, or if adversely determined will have or would reasonably be likely to have, a Material Adverse Effect,

other than those disclosed to and expressly accepted by the Intercreditor Agent in writing.

13.14	Solvency

(a)	No steps have been taken or legal proceedings started for or in respect of an Insolvency Proceeding in respect of:

(i)	the Borrower; or

(ii)	to the Borrower’s knowledge, any Major Project Party,

and to the Borrower’s knowledge, no such action has been threatened against any such person, except in each case as disclosed in writing to the Intercreditor Agent.

(b)	The Borrower is solvent and able to pay its debts as they fall due.

(c)	To the Borrower’s knowledge, each Major Project Party is solvent and able to pay its debts as they fall due, except as disclosed in writing to the Intercreditor Agent.

13.15	Information

(a)

All documents, reports and other written information, including each Financial Model, Debt Service Coverage Ratio Calculation Statement, Drilling Program, Plant Maintenance Projection, Well Maintenance and Drilling Projection, Project Budget and Operating Plan and Budget provided to a Senior Finance Party by or on behalf of the Borrower or any Equity Party in connection with the Project and/or the entry into the Senior Finance Documents by the Senior Finance Parties was true, complete and accurate in all material respects as at the date it was provided (or as of the date any subsequent update or revision was provided) and not misleading in any material respect and did not omit any information necessary to make the information therein not materially misleading.

(b)

All opinions, estimates, projections, forecasts and forward-looking statements provided to any Senior Finance Party (including all projections and forecasts contained therein) have been prepared in good faith on the basis of assumptions which were reasonable at the time at which they were prepared and supplied.

(c)	Each draft Project Budget, Operating Plan and Budget (when delivered) reflects in all material respects all revenues, costs and expenses estimated to be received or incurred:

(i)	with respect to the Project Budget, in order to achieve the Lenders’ Completion Date substantially in accordance with the timetable set out in the most recent approved Project Schedule; and

(ii)	with respect to the Operating Plan and Budget, to operate the Project in accordance with the terms of the Project Documents;

(d)

Each draft Financial Model, Debt Service Coverage Ratio Calculation Statement, Project Budget, Project Schedule, Operating Plan and Budget, Plant Maintenance Projection and Well Maintenance and Drilling Projection, when delivered:

(i)

is, with respect to all of the factual information set out therein, true, complete and accurate in all material respects and is not misleading in any material respect and has been compiled with due care and attention;

(ii)	fairly presents in all material respects the Borrower’s expectations as to the matters covered thereby as of their date;

(iii)

is based on reasonable assumptions as to all factual (including commercial and technical) and legal matters material to the estimates therein, including, where applicable, Technical Assumptions, Economic Assumptions, dispatch levels, interest rates, currency exchange rates, and costs; and

(iv)	to the extent applicable, is in all material respects consistent with the provisions of the Transaction Documents and the Material Governmental Authorisations.

13.16	Project Documents

(a)	As at the Signing Date:

(i)

the copies of the Project Documents delivered by it to the Intercreditor Agent are true and complete copies of those documents, and are current and in full force and effect (other than any Project Document the effectiveness of which is conditional upon the occurrence of the making of all or any part of the First Advance) and have not been further amended and no provision therein waived (other than as disclosed to the Intercreditor Agent); and

(ii)

other than as disclosed to and agreed by the Intercreditor Agent prior to the Signing Date, it is not aware of, and has not received any notice of, any breach, termination, suspension, Force Majeure Event, or force majeure under or affecting any Project Documents.

(b)

The Senior Finance Documents, the Major Project Documents and the Equity Documents contain all terms of the material contractual arrangements entered into by any Borrower Entity or any Equity Party in relation to the Project, other than any documents delivered to and approved in writing by the Intercreditor Agent for the purpose of this paragraph (b).

(c)

The services to be performed, the facilities and materials to be supplied, the means available for supplying all such materials, easements, licenses and other rights granted or to be granted to the Borrower pursuant to the terms of the Project Documents and the Material Governmental Authorisations, except for services and materials which can reasonably be expected to be available on commercially reasonable terms and conditions when required, are sufficient or will be sufficient upon their grant to enable the Project to be constructed and operated on the Site.

13.17	No Default

No Default is subsisting.

13.18	Intellectual Property

It has available to it all material intellectual property, including licences, copyrights, design registrations and know-how necessary for the implementation of the Project.

13.19	Security Interests

(a)	No Security Interest exists over all or any part of the assets which are the subject of the Transaction Security which is not a Permitted Security Interest.

(b)

Each Security Document confers the Security Interests it purports to confer over the assets which are the subject of the Transaction Security and those Security Interests are not subject to any prior ranking or pari passu Security Interests (other than any Permitted Security Interests) and are not liable to avoidance in any Insolvency Proceeding.

13.20	Insurances

On and from the Closing Date, all Project Insurances which are required to be maintained or effected as of such date are in full force and effect, all premiums due and payable have been paid and no event or circumstance has occurred, nor has there been any omission to disclose a fact, which would in either case entitle any insurer to avoid or otherwise reduce its liability under any policy relating to the Project Insurances.

13.21	No Other Business

(a)

It has not engaged in any business or activities, either alone or in partnership or joint venture, other than those envisaged by the Transaction Documents and does not have any place of business outside Indonesia or its place of incorporation.

(b)

It has not entered into any partnership, joint venture arrangement or other type of arrangement under which its profits or revenue may be pooled with that of any other person, other than those envisaged by the Transaction Documents.

(c)	It has no Subsidiary and does not hold any share capital or equivalent rights of ownership, directly or indirectly, in any other person.

(d)	It has no investments other than Permitted Investments.

13.22	Taxes and FATCA

It has, to the extent required by Applicable Law, filed on a timely basis all Tax returns that are required to be filed by it and has paid all Taxes, fees and other analogous charges properly imposed on it by any relevant Governmental Authority (other than Taxes, fees and other charges the payment of which are not yet due or which are being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties).

13.23	Environmental and Social Requirements

(a)	Safeguards Requirements

(i)	The Borrower is in compliance in all material respects with:

(A)	all of its obligations under the Transaction Documents relating to environmental and/or social matters, including social protection and gender requirements; and

(B)	the Safeguards and Social Provisions.

(ii)	The Project is being and has been prepared, designed, constructed, implemented and operated in accordance with the Safeguards and Social Provisions.

(iii)	The Borrower has obtained all material Governmental Authorisations to the extent they are required at the relevant time by the Environmental and Social Laws.

(b)	Scope of Safeguards and Social Documents

(i)

The Safeguards and Social Documents have been, or will be, prepared and updated by duly qualified consultants and experts, in good faith and with due care, and based on examination and assessments carried out and the Safeguards and Social Documents are, or will be, in compliance with Safeguards Requirements.

(ii)

The information contained in each Construction and Drilling Progress Report, Reservoir Monitoring Report and Operation Report with respect to any environmental and social matter and any other report and information delivered to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant or the Senior Lenders’ Technical Advisor with respect thereto was true and accurate in all material respects and not misleading (whether because of information actually provided or which should have been provided) as at the date of the provision of such report or information.

(iii)

The Borrower is not aware of any fact or circumstance that would contravene or conflict with, in any material respect, any conclusion, finding or assumption contained in the Safeguards and Social Documents.

(c)	Safeguards and Social Information

(i)

All information generated by the Borrower and submitted to any Governmental Authority, the Senior Lenders and/or to affected persons or other stakeholders in connection with any labour, environmental, health and safety, involuntary resettlement or indigenous peoples matter in connection with the Project was true, complete and accurate in all material respects at the time of submission and no such document omitted any information the omission of which would have made such document misleading in any material respect.

(ii)

All information not generated by the Borrower submitted to any Governmental Authority in connection with social and environmental matters relating to the Project was, to the best of its knowledge (after making such investigations as a prudent developer would undertake in the normal course of business), true, complete and accurate in all material respects at the time of submission.

(iii)

All opinions, projections and forecasts generated by the Borrower and submitted to any Governmental Authority, and, to the best of its knowledge (after making such investigations as a prudent developer would undertake in the normal course of business), all opinions, projections and forecasts not generated by the Borrower but submitted to any Governmental Authority in connection with social and environmental matters relating to the Project have been diligently arrived at and provided in good faith at the time of submission, and there is no omission which makes such submitted documents misleading in any material respect.

(d)	Safeguards and Social Claims

(i)

Other than as disclosed to and accepted by the Intercreditor Agent (in each case in writing), there are no past, pending or, to the Borrower’s knowledge, threatened Safeguards and Social Claims in relation to the Project.

(ii)	There are no facts, circumstances, conditions or occurrences regarding the Project that could reasonably be expected to form the basis of a Safeguards and Social Claim.

13.24	Transactions with Affiliates

It is not a party to any contracts or agreements with, or any other commitments to, any Affiliate (other than the Transaction Documents and any other agreements approved in writing by the Intercreditor Agent) except for transactions entered into in the ordinary course of business on normal commercial terms and on an arm’s length basis.

13.25	Business Practices

(a)

The information contained in the document titled “Project Development – History and Bidding Background” initialled by the Operator and delivered to the Intercreditor Agent on or before the Signing Date for the purposes of identification is true and accurate in all material respects and is not misleading in any material respect and has been compiled with due care and attention.

(b)	Neither the Borrower nor any person acting on its behalf has been engaged in:

(i)

Corrupt Practices, Fraudulent Practices, Collusive Practices or Coercive Practices in connection with the Project or any transaction contemplated by the Transaction Documents, including the procurement or the execution of any contract for goods, services or works relating to the Project;

(ii)	Obstructive Practices;

(iii)	Money Laundering or acted in breach of any Applicable Law relating to Money Laundering; or

(iv)	Financing of Terrorism or acted in breach of any Applicable Law relating to the Financing of Terrorism.

(c)	Neither the Borrower (and the respective directors or officers or, to the Borrower’s best knowledge (after due and careful inquiry), any of its employees, affiliates, agents or representatives):

(i)	is a Restricted Party;

(ii)	has been engaged in any transaction, activity or conduct that could reasonably be expected to result in its being designated as a Restricted Party; and/or

(iii)	has received notice of, or is otherwise aware of, any claim, action, suit, proceedings or investigation involving it with respect to Sanctions.

13.26	Ownership and Capitalization

(a)	As of the Signing Date, the Itochu Shareholder directly, and Itochu indirectly, owns:

(i)	one hundred per cent. (100%) of all issued shares in the capital of the Itochu Borrower Entity; and

(ii)	twenty five per cent. (25%) of all issued shares in the capital of the Operator.

(b)	As of the Signing Date, the Kyushu Shareholder directly, and Kyushu indirectly, owns:

(i)	one hundred per cent. (100%) of all issued shares in the capital of the Kyushu Borrower Entity; and

(ii)	twenty five per cent. (25%) of all issued shares in the capital of the Operator.

(c)	As of the Signing Date, Medco directly owns:

(i)	one hundred per cent. (100%) of all issued shares in the capital of the Medco Borrower Entity; and

(ii)	thirty seven point twenty five per cent. (37.25%) of all issued shares in the capital of the Operator.

(d)	As of the Signing Date, the Ormat Shareholder directly, and Ormat indirectly, owns:

(i)	one hundred per cent. (100%) of all issued shares in the capital of the Ormat Borrower Entity; and

(ii)	twelve point seventy five per cent. (12.75%) of all issued shares in the capital of the Operator.

(e)	As of the Signing Date all shares in the capital of the Borrower are fully paid.

(f)	No person has any right to call for the issue or transfer of any share capital or loan stock in the Borrower other than in accordance with the Equity Documents or the Security Documents.

13.27	Operator

The Operator:

(a)

has been and is appointed by the other Borrower Entities to develop, construct, operate and maintain the Project for and on behalf of itself and the other Borrower Entities in accordance with the other Borrower Entities’ and its rights and obligations under the Project Documents; and

(b)	is permitted to own the Project Accounts for itself and as trustee for the benefit of each of the Borrower Entities in accordance with the provisions of the Senior Finance Documents.

13.28	Acknowledgement of Reliance

The Borrower acknowledges that each of the Senior Finance Parties has entered into the Senior Finance Documents in reliance upon the representations and warranties contained in this Clause 13 (Representations and Warranties).

13.29	Time for Making Representations and Warranties

(a)	Each of the representations warranties set out in this Clause 13 (Representations and Warranties) are made by the Borrower to each of the Senior Finance Parties on the Signing Date.

(b)	Unless otherwise expressed to be given on a particular date, the Borrower shall be deemed to repeat the representations and warranties set out in:

(i)	Clauses 13.1 (Corporate Existence) to 13.27 (Operator), inclusive, on the day on which the First Drawdown Notices are delivered to the Intercreditor Agent and the First Drawdown Date; and

(ii)

Clauses 13.1 (Corporate Existence), 13.2 (Powers and Authority), 13.3 (Binding Obligations), 13.4 (Governing Law), 13.5 (Non-Conflict), 13.6 (Authorisations), 13.8 (Valid Title), 13.11 (Immunity), 13.12 (Financial Statements), 13.13 (Litigation), 13.15 (Information), 13.16 (Project Documents) and 13.27 (Operator):

(A)	on each day on which a Drawdown Notice is received by the Intercreditor Agent and on each Drawdown Date; and

(B)	other than Clause 13.13 (Litigation), on each Interest Payment Date,

in each case with reference to the facts and circumstances existing at such time.

14.	Hedging

14.1	Hedging Programme

(a)	Subject to the other provisions in this Clause 14, the Borrower must comply with the Hedging Programme.

(b)

The Borrower shall not enter into any interest rate or currency swap, option, cap, floor or other hedging agreements, instruments or arrangements, except Hedging Agreements and Hedging Transactions entered into or maintained in accordance with this Clause 14.

14.2	Hedging Agreements

(a)	Hedging Transactions entered into pursuant to the Hedging Programme shall be documented pursuant to an ISDA Master Agreement together with an ISDA Schedule and one or more swap confirmations.

(b)	The Borrower must pay all Hedging Costs and Hedging Termination Sums and otherwise comply with the terms and conditions of the Hedging Agreements.

(c)

The Borrower shall not amend, waive, assign, transfer, terminate, close out or cancel (or agree to any of the foregoing) any Hedging Agreement or Hedging Transaction after the Closing Date, other than:

(i)	in accordance with this Clause 14;

(ii)	if and to the extent expressly permitted or required by any Senior Finance Document; or

(iii)	with the prior written consent of the Intercreditor Agent.

14.3	Hedge Counterparties

The Borrower must not enter into a Hedging Agreement or Hedging Transaction with a person unless that person is a Hedging Counterparty.

14.4	Notional Amount Reductions

If, at any time, the aggregate notional amount hedged under the Hedging Transactions is greater than:

(a)

the applicable Minimum Cumulative Amount (as defined in Schedule 3 (Hedging Programme)) of the amount of Floating Rate Senior Loans outstanding at such time as a consequence of a repayment or voluntary or mandatory prepayment of the Senior Loans, the Borrower may partially terminate the Hedging Agreements; or

(b)

one hundred per cent. (100%) of the aggregate of the Floating Rate Senior Loans outstanding at such time and the unutilised Total Commitment as a consequence of a repayment or voluntary or mandatory prepayment of the Senior Loans, or any cancellation of any part of the Total Commitment, the Borrower shall partially terminate the Hedging Agreements, in each case on a basis that is pro rata to each Hedging Counterparty’s share of the aggregate notional amount at the time of such partial termination, provided that, immediately after such partial termination, the Borrower would continue to comply with the Hedging Programme.

15.	Information undertakings

15.1	Audited Financial Statements

(a)

The Borrower shall, as soon as they are available, but in any event within one hundred and twenty (120) days after the end of each Financial Year, supply to the Intercreditor Agent (in sufficient number of copies for each Senior Lender and the Intercreditor Agent or as the Intercreditor Agent may otherwise agree) copies of the Borrower’s Consolidated Financial Statements in respect of such Financial Year, which must be audited and certified by PricewaterhouseCoopers or (if approved by the Intercreditor Agent, acting reasonably, Deloitte Touche Tohmatsu Limited, Ernst & Young or KPMG or any other internationally recognised firm of independent auditors approved by the Intercreditor Agent) or any of their respective Indonesian affiliate firms.

(b)

The Borrower shall, as soon as they are available, but in any event within one hundred and twenty (120) days after the end of the respective financial years for each Sponsor, supply to the Intercreditor Agent copies of the financial statements of each such Sponsor in respect of such financial year audited and certified by an internationally recognised firm of independent auditors.

(c)

If the Borrower receives a copy of the financial statements of any Major Project Party while it is a Major Project Party, the Borrower shall as soon as reasonably practicable after receipt supply to the Intercreditor Agent copies of the same.

15.2	Unaudited Financial Statements

(a)

The Borrower shall, as soon as they are available, but in any event within forty five (45) days after the end of each quarter of each Financial Year, supply to the Intercreditor Agent copies of the unaudited quarterly Borrower’s Consolidated Financial Statements for that Financial Year.

(b)

The Borrower shall, together with each of the unaudited Borrower’s Consolidated Financial Statements delivered in accordance with paragraph (a) above, deliver to the Intercreditor Agent a certificate signed by the principal financial officer and a director of the Operator to the effect that such Borrower’s Consolidated Financial Statements fairly represents the financial condition of the unincorporated joint venture constituted by the Borrower Entities as at the end of, and the results of its operations for, the quarter ending on the date of such Borrower’s Consolidated Financial Statements in accordance with Applicable Accounting Standards.

15.3	Form of financial statements

(a)	The Borrower must ensure that each set of Borrower’s Consolidated Financial Statements supplied under this Agreement:

(i)

gives (if audited) a true and fair view of, or (if unaudited) fairly represents, the financial condition of the unincorporated joint venture constituted by the Borrower Entities as at the date to which those Borrower’s Consolidated Financial Statements were prepared;

(ii)	are prepared in accordance with the Applicable Accounting Standards; and

(iii)

in relation to the Borrower’s Consolidated Financial Statements, includes a reconciliation statement (in a form approved by the Intercreditor Agent) which reconciles the Borrower’s Consolidated Financial Statements (prepared in accordance with the Applicable Accounting Standards) with IFRS.

(b)	The Borrower must notify the Intercreditor Agent of any change to the manner in which the Borrower’s Consolidated Financial Statements are prepared.

(c)	If requested by the Intercreditor Agent, the Borrower must deliver to the Intercreditor Agent:

(i)	a full description of any change notified under paragraph (b) above; and

(ii)

sufficient information to enable the Senior Finance Parties to make a proper comparison between the financial position shown by the set of Borrower’s Consolidated Financial Statements prepared on the changed basis and the most recent audited or unaudited (as applicable) Borrower’s Consolidated Financial Statements delivered to the Intercreditor Agent under this Agreement.

15.4	Construction and Drilling Progress Reports

(a)

The Borrower shall supply to the Intercreditor Agent no later than twenty-one (21) days following the end of each month until the Lenders’ Completion Date, a Construction and Drilling Progress Report in relation to such month.

(b)

The Intercreditor Agent shall request the Senior Lenders’ Technical Advisor and Senior Lenders’ Reserves Consultant to review and report on each Construction and Drilling Progress Report and in each case, on any other matters which arise out of their review thereof.

15.5	Reservoir Monitoring Reports

(a)

The Borrower shall supply to the Intercreditor Agent on and after the Unit COD of the First Generating Unit, no later than forty five (45) days following the last day of the first three quarters of each calendar year and the last day of each calendar year, a Reservoir Monitoring Report in relation to such quarter or calendar year, as the case may be.

(b)

The Intercreditor Agent shall request the Senior Lenders’ Reserves Consultant to review and report on each Reservoir Monitoring Report and in each case, on any other matters which arise out of its review thereof.

15.6	Operation Reports

(a)

The Borrower shall supply to the Intercreditor Agent on and after the Unit COD of the First Generating Unit, no later than forty five (45) days following the last day of each of the first three quarters of each calendar year and the last day of each calendar year, an Operation Report in relation to such quarter or calendar year, as the case may be.

(b)

The Intercreditor Agent shall request the Senior Lenders’ Reserves Consultant and the Senior Lenders’ Technical Advisor to review and report on each Operation Report and in each case, on any other matters which arise out of their review thereof.

15.7	Other Information in relation to the Project

The Borrower shall supply to the Intercreditor Agent:

(a)

no less than fourteen (14) days before any Short Term Test or Long Term Production Test (each as defined in the Initial Drilling Contract) is scheduled under the Initial Drilling Contract, a notice setting out the schedule for such tests;

(b)

no less than fourteen (14) days before any “Unit Rated Capacity Test” and “Final Test” (as defined in the Power Plant Construction Contract) is scheduled, a notice setting out the schedule for such tests;

(c)

if a Generating Unit has not achieved or the Borrower becomes aware that it is unlikely to achieve its Unit COD by its Scheduled Unit COD, promptly thereafter a plan demonstrating to the reasonable satisfaction of the Intercreditor Agent how the Borrower will achieve the Unit COD by the relevant Unit COD Sunset Date, together with an updated draft Project Budget and draft Project Schedule in respect of such plan for approval by the Intercreditor Agent;

(d)

notice of any unscheduled suspension of operation of any of the Electricity Generation Facilities for more than twenty four (24) hours after the date that the Unit COD of the First Generating Unit occurs, promptly after the occurrence thereof;

(e)

promptly upon request of the Intercreditor Agent (which request may be made no more than once per calendar year or, if more frequently, in circumstances where such report is required in order for one or more of the Senior Finance Parties to comply with Bank Indonesia’s regulations), an appraisal report of land (if necessary), buildings and machinery owned by the Borrower prepared by an independent appraisal firm approved by the Intercreditor Agent;

(f)

not less than ninety (90) days prior to notifying PGE pursuant to Article 3.3 of the JOC that it intends to surrender any part of the Contract Area, a report which includes a description in reasonable detail of the proposed area to be surrendered and of the reasons for the proposed surrender;

(g)	as soon as practicable, a copy of the annual work program submitted by the Borrower to PGE pursuant to Article 4.3 of the JOC;

(h)	as soon as practicable after delivery thereof, a copy of:

(i)	any report delivered to PLN by the Borrower pursuant to Section 5.5 of the ESC with respect to the long term insufficient deliverability of Geothermal Energy; and

(ii)	each final test report relating to the Special Facilities delivered to PLN by the Borrower pursuant to Clause 4.2.7 of Part A of Annex 7 of the ESC;

(i)	promptly after the occurrence thereof, confirmation of the “Taking-Over” of the Special Facilities (as that term is defined in Clause 2.3 of Part C of Annex 7 of the ESC);

(j)	promptly following a request by the Intercreditor Agent, copies of invoices that are delivered to PLN pursuant to the ESC;

(k)

promptly following receipt, a copy of any request, claim or demand for liquidated damages under any Major Project Document, together with an explanation of the reasons for such request, claim or demand;

(l)

promptly after receipt thereof, a copy of any notice from PLN, MoF or any Governmental Authority regarding any PLN Privatisation Event, PGE Privatisation Event or transfer, restructuring or buy-out of PLN or PGE’s obligations under the ESC or, in the case of PGE, the JOC;

(m)

promptly after the determination thereof, the details of any adjustment to the Base Electricity Charge (as defined in the ESC) or Unit Rated Capacity of a Generating Unit (including the results of any Annual Unit Rated Capacity Test);

(n)	promptly after become aware of the same, a declaration to PLN pursuant to Section 5.2.2 of the ESC of a lower Unit Rated Capacity of a Generating Unit;

(o)	promptly after becoming aware of the same, a Capacity Failure and the results of a Capacity Verification Test (each as defined in Section 5.2.3 of the ESC);

(p)	promptly after becoming aware of the same, the amount of any overpayment or underpayment of the Production Allowance (as defined in the JOC) to PGE;

(q)

promptly after receipt thereof, a copy of any notice issued by a person under or pursuant to the following provisions of the ESC: Section 4.5, Section 4.15, Section 4.16, Section 5.7.2(i), Section 11 and Section 13.10;

(r)	promptly after receipt thereof, a copy of any notice issued by a person under or pursuant to the provisions of the JOC, including pursuant to Article 4.7(b)(v) or Article 18.4 of the JOC;

(s)	within ten (10) Business Days after receipt thereof, a copy of any material report, notice or claim delivered under or prepared in accordance with, any Safeguards Requirements; and

(t)	if received by the Borrower, copies of all reports delivered by any Major Project Party to the Borrower pursuant to a Major Project Document, promptly after receipt thereof.

15.8	Notices

The Borrower shall, promptly upon obtaining knowledge or copies thereof, notify the Intercreditor Agent of:

(a)	the occurrence of any Default;

(b)	any material amendments to, or any non-compliance with, or default under, or termination of, any of:

(i)	the Constitutional Documents of any Borrower Entity; and

(ii)	the Equity Documents;

(c)	any deduction or withholding required to be made in relation to any payment under the Senior Finance Documents;

(d)	any litigation, expert determination, arbitration or administrative proceeding pending or initiated or, to its knowledge, threatened against:

(i)	any Borrower Entity or Equity Party (other than a Sponsor) or any of its assets;

(ii)

any Major Project Party (other than a Person referred to in paragraph (i) above) or other person which has or is reasonably likely to have, or if adversely determined will or would reasonably be likely to have, a Material Adverse Effect;

(e)

any event (and any notice, correspondence or communication from the Borrower, any Major Project Party or any Governmental Authority in relation to such event) that would materially and adversely impact the ability of the Borrower or any Major Project Party to meet any of its material obligations under the Transaction Documents to which it is a party;

(f)	the implementation of any law, regulation, authorisation (or change in any authorisation), instrument, undertaking or obligation by any relevant Governmental Authority:

(i)	which will or is reasonably likely to delay in any material respect the implementation of the Project;

(ii)	which will or is reasonably likely to negatively affect the ability of the Borrower to receive or make payments in accordance with the provisions of the Transaction Documents;

(iii)	which will or is reasonably likely to result in a change in the nature or the scope of the Project or the business or operations of the Borrower;

(iv)	which has or is reasonably likely to adversely affect the Borrower’s ownership of the Project Assets or its rights to use the PGE Assets pursuant to the provisions of the JOC;

(v)	which would require the Borrower to obtain a new Material Governmental Authorisation; or

(vi)	which has or is reasonably likely to have a Material Adverse Effect.

(g)	any written notices or documents received by it with respect to or for the purpose of revoking, terminating, withdrawing, suspending, materially modifying, or notifying any breach of:

(i)	any Material Governmental Authorisation; or

(ii)

any other authorisation material to and necessary for the execution, delivery or performance by any of the Major Project Parties of their respective obligations, or the exercise of their respective rights, under the Major Project Documents, or the implementation of the Project in the manner contemplated by the Project Documents;

(h)	any actual or proposed termination, revocation, rescission or discharge (otherwise than by performance) of any Major Project Document or any material provision of any Project Document;

(i)

the occurrence of, or any notice given or received by the Borrower of, any dispute, breach, default, Force Majeure Event, suspension, termination, revocation, rescission or repudiation under any Major Project Document; and

(j)	any execution, amendment, waiver or termination of, or default under, any Hedging Transaction.

15.9	Forecast Funding Shortfall

Without prejudice to any term or condition in this Agreement, if any Forecast Funding Shortfall has occurred or is forecast to occur by the Borrower or the Intercreditor Agent, the Borrower shall, within thirty (30) days of its occurrence or forecast by it or delivery by the Intercreditor Agent to it of notification of such forecast by the Intercreditor Agent, deliver a plan to the Intercreditor Agent setting out the Borrower’s plan to eliminate such Forecast Funding Shortfall.

15.10	Know Your Customer Requirements

The Borrower shall promptly upon request by the Intercreditor Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Intercreditor Agent (for itself, any other Agent or on behalf of any Senior Finance Party (including for any Senior Lender on behalf of any prospective new Senior Lender)) in order for the Intercreditor Agent, such other Agent or any new Senior Lender to satisfy any Know Your Customer Requirements.

15.11	Other Information

The Borrower shall supply to the Intercreditor Agent and any Senior Lenders’ Advisor promptly on request, such other financial, operating and reserves or other information relating to it or the Project as the Intercreditor Agent and that Senior Lenders’ Advisors may from time to time reasonably request.

16.	General Undertakings

16.1	General Corporate

(a)	The Borrower shall ensure that each Borrower Entity maintains its corporate existence.

(b)	The Borrower shall ensure that:

(i)	each Borrower Entity (other than the Itochu Borrower Entity) maintains 31 December in each calendar year as its financial year end; and

(ii)	the Itochu Borrower Entity maintains 31 March in each calendar year as its financial year.

(c)

The Borrower shall keep proper records and books of account in respect of its business and in respect of the Project including as to the share capital issued by the Borrower Entities to the Shareholders.

(d)

The Borrower shall establish and maintain adequate management information and cost control systems (consistent with Prudent Utility Practices), and maintain proper books and records in accordance with Applicable Accounting Standards.

16.2	Ranking of Obligations

The Borrower shall ensure that its obligations under the Senior Finance Documents at all times rank at least pari passu in all respects with all its other unsecured and unsubordinated obligations, except those preferred solely by operation of Applicable Law.

16.3	Compliance with Laws and Governmental Authorisations

(a)	The Borrower shall comply with all Applicable Laws in all material respects.

(b)

The Borrower shall obtain (no later than the date on which each such Material Governmental Authorisation is required under Applicable Law), comply with the terms of and do all that is necessary to maintain in full force and effect, all Material Governmental Authorisations.

16.4	Bank Indonesia Reporting and Other Requirements

(a)

The Borrower shall comply with all reporting, filing and similar requirements under Applicable Laws and provide evidence to the Intercreditor Agent of such reporting, filings and other similar actions taken by the Borrower upon request by the Intercreditor Agent from time to time, in respect of any information relating to the Senior Finance Documents that must be reported to any competent Governmental Authority.

(b)	Without limiting the foregoing, the Borrower shall at all times comply with the filing, reporting and other obligations of the Medco Borrower Entity in respect of:

(i)

Bank Indonesia Regulation No. 14/21/PBI/2012 dated 21 December 2012 concerning the Reports of Foreign Exchange Traffic Activities, which came into force on 1 January 2013 (“PBI 14/21/2012”), and its implementing regulation namely Circular Letter of Bank Indonesia No. 15/16/DInt dated 29 April 2013 concerning the Reports of Foreign Exchange Traffic Activities In the Form of Offshore Loans Implementation and Position and Circular Letter of Bank Indonesia No. 15/17/DInt dated 29 April 2013 concerning the Reports of Foreign Exchange Traffic Activities In the Form of Offshore Loans Plan, Amendment of Offshore Loans Plan, and Financial Information; and

(ii)	all amendments and implementing regulations in respect thereof prevailing from time to time.

(c)	Without limiting the foregoing, the Borrower shall file the following reports:

(i)	the report of the offshore loans plan:

(A)	before the Signing Date;

(B)	each year at the latest on 15 March,

and any amendment to the report of the offshore loans plan not later than 1 July in the relevant year;

(ii)

the report on offshore loan principal data and/or its amendment, which contains the offshore loan profile and/or its amendment if there is a new offshore loan or amendment to the previous/ongoing offshore loan, not later than the 15th day on the following month after the Signing Date;

(iii)

the Offshore Loan Recapitulation Data Report, which contains offshore loan withdrawal and / or payment transaction so that it reflects the realization and offshore loan position, on a monthly basis not later than the 15th day of the following relevant month;

(iv)	financial information for every six (6) month period, comprising the financial performance data which consists of assets, liabilities, income and net profit of the Medco Borrower Entity:

(A)	with respect to the annual financial report for the period of January until December), not later than 15 June of the following year; and

(B)	with respect to the interim report for the period of January until June, not later than 15 December for that year; and

(v)

the reports required pursuant to Bank Indonesia Regulation No. 14/25/PBI/2012 dated 27 December 2012 concerning Receipt of Export Proceeds and Disbursement of Offshore Loans (“PBI 14/25/2012”) and Bank Indonesia Regulation No. 13/22/PBI/2011 dated 30 September 2011 concerning the Obligation to Report the Disbursement of Offshore Loans (“PBI 13/22/2011”) with respect to the disbursement of the offshore loans, not later than the 10th day following the relevant month, and the Borrower shall deliver to the Intercreditor Agent a copy of each filing, reporting or similar document it delivers pursuant to the foregoing.

16.5	Taxes and stamp duties

The Borrower shall pay and discharge all Taxes, assessments and governmental charges or levies whatsoever imposed on any Borrower Entity or on any Borrower Entity’s income or profits or on any of its property and all Taxes, assessments and governmental charges or levies that a Borrower Entity has agreed to pay pursuant to any Transaction Document or Material Governmental Authorisation and all lawful claims relating thereto prior to the date on which penalties attach thereto, and shall timely file all returns relating thereto, except to the extent that any such Tax, assessment, governmental charge, levy or claim is being contested in good faith and through appropriate proceedings that would not reasonably be likely to involve any substantial danger of the sale, forfeiture, loss or interference of or in the Project or the Project Assets or to have a Material Adverse Effect in the opinion of the Intercreditor Agent (acting reasonably) and in respect of which the Borrower has deposited adequate segregated cash reserves into an account approved by the Intercreditor Agent and which is secured to the Intercreditor Agent’s satisfaction for the benefit of the Senior Secured Parties.

16.6	Scope of Business

The Borrower shall not:

(a)	carry on any business other than the carrying out of the Project in accordance with the terms of the Transaction Documents; or

(b)	change the nature or scope of its business or engage in any generating capacity expansion project.

16.7	Maintenance of Title and Security Interests

(a)	The Borrower shall:

(i)	maintain good and valid title to the Project Assets it owns; and

(ii)	preserve its rights under the JOC to use Project Assets owned by PGE in accordance with the provisions of the JOC,

in each case free and clear of any Security Interests other than Permitted Security Interests.

(b)

The Borrower shall grant and execute the Security Interests (by way of further assurance) reasonably required from time to time by the Intercreditor Agent (in form and substance satisfactory to the Intercreditor Agent) in respect of the interest of the Borrower in:

(i)	any Project Documents entered into by the Borrower after the First Drawdown Date; and

(ii)	any Project Asset it owns or Project Revenues,

and deliver any other document (including, where such charge is reflected in a new Security Document, any legal opinion from Senior Lenders’ counsel with respect to the creation and perfection of security) as the Intercreditor Agent or the Security Agents shall reasonably require.

16.8	Disposals

The Borrower shall not Dispose of all or any part of its business or assets (or agree to do any of the foregoing) whether by a single transaction or by a number of transactions whether related or not, or permit a set-off (other than by operation of law or in respect of an agreement which is not a Major Project Document) or combination of accounts (in respect of its book debts), except for any Permitted Disposal.

16.9	Security Interests

The Borrower shall not grant, create or attempt or agree to create or permit to arise or exist any Security Interest over all or any part of its assets or all or any part of the Project Assets and the PGE Assets other than Permitted Security Interests.

16.10	Financial Indebtedness

(a)	The Borrower shall not incur or have outstanding any Financial Indebtedness which is not Permitted Financial Indebtedness.

(b)	The Borrower shall not lend money, grant any credit or issue any guarantee except:

(i)	where the liabilities at any one time outstanding thereunder are not exceeding, in aggregate, USD500,000 (or its equivalent); or

(ii)	as provided for or required by the Transaction Documents.

16.11	Acquisitions and Investments

The Borrower shall not:

(a)	establish or acquire any Subsidiary;

(b)

acquire all or part of the business of any other person or any property or right (except in the ordinary course of business and as required for the Project) in the nature of an investment other than Permitted Investments;

(c)	invest in any other person or have any other form of investments, other than Permitted Investments; or

(d)	merge into or consolidate with or transfer all or substantially all of its assets to any other person.

16.12	Bank Accounts and Payments

(a)

The Borrower shall not open or maintain with any bank, financial institution or any other person any deposit account (other than the Project Accounts, the Trust Accounts and any Permitted Investment) without the prior written consent of the Intercreditor Agent.

(b)

The Borrower shall instruct all counterparties to the Transaction Documents (other than the Senior Secured Parties) to cause all payments to be made directly into the relevant Project Accounts in accordance with the requirements of the Senior Finance Documents.

(c)	The Borrower shall ensure that there is no Security Interest (other than a Permitted Security Interest):

(i)	over any of its rights under the Trust Account Agreement; or

(ii)	with respect to any amounts standing to the credit of any Trust Account.

(d)	The Borrower shall not:

(i)	make, or permit to be made, any payments from the Project Accounts save as permitted pursuant to the Senior Finance Documents;

(ii)	make, or permit to be made, any payments from any Trust Account to any person other than:

(A)	as permitted by the Trust Account Agreement to PLN and/or PGE; or

(B)	to the Offshore Account Bank for deposit into the Offshore General Account.

16.13	Leasing of Assets

The Borrower shall not enter into any agreement for the acquisition, use or enjoyment of an asset or assets:

(a)	on the basis of a finance lease or a lease of a Capital Asset; or

(b)	on the basis of other leases,

other than:

(i)	as set forth in the Major Project Documents;

(ii)

to the extent specified by the most recent approved Project Budget or approved Operating Plan and Budget, provided that each such lease is clearly identified as a lease including for the purpose of this Clause 16.13; and

(iii)	any land comprising the Project Site or the subject of the Borrower-Use Permit of Forestry Area (Izin Pinjam Pakai Kawasan Hutan),

and provided that the aggregate amounts paid and payable by the Borrower under all such leases (other than any leases permitted under paragraph (iii) above) does not exceed the equivalent of USD5,000,000.

16.14	Replacement of Auditors

In the event the Borrower wishes to replace its existing auditors for any reason, it may, after the Intercreditor Agent has approved such replacement (acting reasonably), replace its existing auditors with any of Deloitte Touche Tohmatsu Limited, Ernst & Young or KPMG, or any other internationally recognised firm of independent auditors approved by the Intercreditor Agent, or any of their respective Indonesian affiliate firms.

16.15	Settlements

The Borrower shall not consent to any settlement, resolution or compromise of any litigation, arbitration or other dispute if the amount in dispute exceeds USD3,000,000 (or its equivalent) without the consent of the Intercreditor Agent.

16.16	Business Practices

(a)	The Borrower shall not engage in (nor shall it authorise or permit any person acting on behalf to engage in) and it shall ensure that no other Equity Party engages in:

(i)

Corrupt Practices, Fraudulent Practices, Collusive Practices or Coercive Practices in connection with the Project or any transaction contemplated by this Agreement, including the procurement or the execution of any contract for goods, services or works relating to the Project;

(ii)	Obstructive Practices;

(iii)	Money Laundering or act in breach of any Applicable Law relating to Money Laundering; or

(iv)	the Financing of Terrorism or act in breach of any Applicable Law relating to the Financing of Terrorism.

(b)	The Borrower shall not (and the Borrower shall ensure that no Equity Party will):

(i)

contribute or otherwise make available all or any part of the proceeds of the Senior Facilities, directly or indirectly, to, or for the benefit of, any person (whether or not related to any Equity Party or Affiliate thereof) for the purpose of financing the activities or business of, other transactions with, or investments in, any Restricted Party;

(ii)	directly or indirectly fund all or part of any repayment or prepayment of the Senior Facilities out of proceeds derived from any transaction with or action involving a Restricted Party; or

(iii)

engage in any transaction, activity or conduct that would violate Sanctions, that would cause any Senior Finance Party to be in breach of any Sanctions or that could reasonably be expected to result in its or any Equity Party or any Senior Finance Party’s being designated as a Restricted Party.

(c)

The Borrower shall institute, maintain and comply with internal procedures and controls following international best practice standards for the purpose of preventing any action in breach of the provisions of this Clause 16.16.

(d)	The Borrower undertakes to inform the Intercreditor Agent promptly if it should at any time obtain information in relation to any violation or potential violation of the provisions of Clause 16.16.

(e)	If the Intercreditor Agent notifies the Borrower of its concern that there has been a violation of any of the provisions of this Clause 16.16, then the Borrower will:

(i)

cooperate in good faith with the Intercreditor Agent and its representatives in determining whether such a violation has occurred including obtaining legal opinions, authorisations and disclosure letters from government authorities, carrying out additional due diligence and investigative reports;

(ii)	respond promptly and in reasonable detail to any notice from the Intercreditor Agent; and

(iii)	delivery documentary support for such response upon the Intercreditor Agent’s request.

(f)

Notwithstanding any other provision of the Senior Finance Documents or any confidentiality undertaking executed between the Borrower and a Senior Finance Party, the Borrower acknowledges that each Senior Finance Party may disclose to any Governmental Authority or any Specified International Financial Institution any information obtained by that Senior Finance Party in relation to any violation of any of the provisions of this Clause 16.16.

16.17	Use of Proceeds

The Borrower must not apply the proceeds of any Senior Loans otherwise than in accordance with Clause 2.4 (Purpose).

16.18	Transactions with Affiliates

The Borrower:

(a)

shall not enter into any contracts or agreements with any Equity Party or any Affiliate of an Equity Party other than the Transaction Documents and any other agreements approved in writing by the Intercreditor Agent; and

(b)	may only enter into any contract or agreement with any Equity Party or any Affiliate of an Equity Party in the ordinary course of business on normal commercial terms and on an arm’s length basis.

16.19	Powers of Attorney

The Borrower must not grant any power of attorney, other than:

(a)	in the ordinary course of its business;

(b)	those granted pursuant to the Transaction Documents; and

(c)	those granted for the purpose of executing the Transaction Documents, or documents which shall become Transaction Documents upon entry thereto.

16.20	Intellectual Property

The Borrower shall ensure that it has available to it at all times all material intellectual property, including licences, copyrights, design registrations and know-how necessary for the implementation of the Project.

17.	Equity-Related Undertakings

17.1	Payments to Equity Parties

The Borrower shall not make:

(a)

any Restricted Payments, except if and to the extent such Restricted Payments are paid from amounts standing to the credit of the Distributions Accounts in accordance with Clause 3.16 (Distributions Accounts) of the Accounts Agreement; or

(b)

any other payments to any Equity Party, except if and to the extent such payments constitute Permitted Equity Party Payments and are paid in accordance with the applicable provisions of the Accounts Agreement.

17.2	Equity Interests and Dividends

The Borrower shall not:

(a)

purchase or redeem any of its share capital or reduce its contributed or committed share capital or make a distribution of assets or other capital distribution to its Shareholders or any payment to an Affiliate (including any payment or prepayment of principal or payment of interest or any other amount under any Subordinated Shareholder Loan Agreement), other than from the Distributions Accounts in accordance with Clause 3.16 (Distributions Accounts) of the Accounts Agreement;

(b)	issue any further share capital or grant options or warrants to subscribe for any further shares in its capital to any person other than pursuant to an Equity Support Deed;

(c)	undertake any public offering; or

(d)	permit, or take any action to enable, any Equity Party to Dispose of any of its direct or indirect shares in the capital of any Borrower Entity, other than in accordance with an Equity Support Deed.

17.3	Equity Documents

The Borrower shall not (without the prior written consent of the Intercreditor Agent):

(a)	amend or permit any amendment to any of the Constitutional Documents of a Borrower Entity unless:

(i)	such amendment is required by Applicable Law;

(ii)

such amendment pertains to the notice periods for and locations of Shareholders’ meetings, the frequency of and quorum for Shareholders’ meetings or is otherwise effected in order to correct a manifest error;

(iii)

such amendment is effected to comply with the requirements of any Project Document or in connection with any variation in its registered capital as a result of any equity injection made under the Equity Support Deed or any transfer of share capital permitted under the Senior Finance Documents; or

(iv)	in connection with changes of member’s representatives or other ordinary course matters;

(b)	agree to or permit any amendment to, or variation or waiver of, any of the terms or conditions of any of the Equity Documents to which any Borrower Entity is a party;

(c)	terminate or agree to any termination of any Equity Document to which any Borrower Entity is a party other than by reason of expiry of its term.

18.	Project Undertakings

18.1	Financial Model

(a)

The Borrower shall maintain the Financial Model delivered to the Intercreditor Agent as a Condition Precedent to the First Advance in computer legible form for the purpose of updating it in accordance with this Clause 18.1.

(b)

The Borrower shall deliver to the Intercreditor Agent for approval a draft updated Financial Model promptly after the satisfaction of the requirements specified in paragraphs (a), (b), (c) and (d) of the definition of “Lenders’ Completion Date” in Clause 1.1 (Definitions).

(c)	The Borrower must ensure that the draft Financial Model it delivers to the Intercreditor Agent pursuant to paragraph (b) above includes updated assumptions, including:

(i)

the Technical Assumptions, including, for the purpose of paragraph 18.1(b) above, to reflect the results of the physical and operational testing referred to in the certificates delivered pursuant to paragraphs (a), (b), (c) and (d) of the definition of “Lenders’ Completion Date” in Clause 1.1 (Definitions); and

(ii)	the Economic Assumptions.

(d)

The Borrower agrees that it shall, promptly upon a request from the Intercreditor Agent, deliver to the Intercreditor Agent such information as it may reasonably require in connection with its review of a draft Financial Model.

(e)

A draft Financial Model shall become final and binding on the Parties only once it has been approved by the Intercreditor Agent. For the avoidance of doubt, except to the extent contemplated in paragraph 12(a) of Part B of Schedule 2 (Documentary Conditions Precedent), the Intercreditor Agent’s approval of a draft Financial Model shall not extend to any output (including any financial covenant) produced by the draft Financial Model.

18.2	Debt Service Coverage Ratio Calculation Statement

(a)	The Borrower shall deliver to the Intercreditor Agent for approval a draft Debt Service Coverage Ratio Calculation Statement on or as soon as practicable after each Calculation Date.

(b)	The Borrower must ensure that each draft Debt Service Coverage Ratio Calculation Statement it delivers to the Intercreditor Agent in respect of a Calculation Date:

(i)

calculates the Historic Debt Service Coverage Ratio for the relevant Calculation Periods, and for this purpose specifies all amounts necessary in order to calculate the Historic Debt Service Coverage Ratio for the relevant Calculation Periods; and

(ii)	calculates the Projected Debt Service Coverage Ratio for the relevant Calculation Periods, and for this purpose:

(A)	specifies all amounts necessary in order to calculate the Projected Debt Service Coverage Ratio for the relevant Calculation Periods; and

(B)

such calculations shall be based on updated assumptions (including Technical Assumptions and Economic Assumptions) reasonably determined by the Borrower after due investigation and consideration (including taking into account the most recently approved Operating Plan and Budget), which updated assumptions shall be specified in the draft Debt Service Coverage Ratio Calculation Statement.

(c)	A draft Debt Service Coverage Ratio Calculation Statement shall become final and binding on the Parties only in the following circumstances:

(i)

with respect to the first two draft Debt Service Coverage Ratio Calculation Statements delivered to the Intercreditor Agent by the Borrower pursuant to paragraph (a) above only, once it has been approved by the Intercreditor Agent; or

(ii)	with respect to each other draft Debt Service Coverage Ratio Calculation Statement:

(A)	once it has been approved by the Intercreditor Agent; or

(B)

on the date falling fifteen (15) Business Days after receipt of the same, if the Intercreditor Agent (acting on the instructions of any one or more of the Senior Lenders) has not notified the Borrower in writing (giving reasons) that it does not approve the draft Debt Service Coverage Ratio Calculation Statement delivered to it by the Borrower pursuant to subparagraph (A).

(d)

If the Intercreditor Agent (acting on the instructions of any one or more Senior Lenders or any Facility Agent acting for any such Senior Lender) delivers a notice in writing to the Borrower requiring the Borrower to do so, the Borrower shall, as soon as reasonably practicable after receiving such notice, deliver to the Intercreditor Agent all information reasonably requested by the Intercreditor Agent in connection with the review by the Intercreditor Agent or any Senior Lender of any draft Debt Service Coverage Ratio Calculation Statement delivered by the Borrower to the Intercreditor Agent pursuant to paragraph (a) above.

18.3	Project Budget

(a)

Prior to the Lenders’ Completion Date, the Borrower may, from time to time, deliver to the Intercreditor Agent for its approval a revised and updated draft Project Budget, together with explanations of differences from the most recent approved Project Budget.

(b)

A Project Budget shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserve Consultant).

18.4	Project Schedule

(a)

Prior to the Lenders’ Completion Date, the Borrower may, from time to time and as and when required pursuant to this Agreement, deliver to the Intercreditor Agent for its approval a revised and updated draft Project Schedule to reflect the then-current schedule for the completion of the Project.

(b)

A Project Schedule shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserve Consultant).

(c)	The Borrower shall use commercially reasonable efforts to adhere to each approved Project Schedule in all material respects.

18.5	Operating Plan and Budget

(a)	The Borrower shall submit a draft Operating Plan and Budget to the Intercreditor Agent, the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserve Consultant not more than:

(i)

sixty (60) days before the anticipated Unit COD of the First Generating Unit, for the period commencing on the Unit COD of the First Generating Unit to the end of the calendar year in which the Unit COD of the First Generating Unit occurs; and

(ii)	forty five (45) days before the commencement of each subsequent calendar year, for that calendar year,

each such period being an “Annual Period”.

(b)	Each draft Operating Plan and Budget shall include:

(i)	with respect to the operating plan, a summary of:

(A)	anticipated operations, repairs and capital improvements including a discussion of the scope and timing for implementation;

(B)	routine maintenance and overhaul schedules (including major maintenance) of the Electricity Generation Facilities and the Field Facilities, including a detailed breakdown of costs;

(C)	procurement (including equipment acquisitions and spare parts and consumable inventories);

(D)	staffing (including the Health, Safety and Environment Manager), personnel and labour activities;

(E)	proposed drilling and/or work-overs of geothermal wells, and well repairs; and

(F)

any other work proposed to be undertaken by the Borrower in connection with the operation and maintenance of the Project, in each case based on reasonable assumptions as to all factual and legal matters material to estimates therein;

(G)	forecast annual net electrical generation for each Generating Unit per month;

(H)	forecast annual Availability Factor (as defined in the ESC) for each Generating Unit and for all of the Generating Units, in aggregate;

(I)

if the Availability Factor (as defined in the ESC) is less than ninety per cent (90%) for the Annual Period prior to the Annual Period that is the subject of the draft Operating Plan and Budget, a detailed description of the cause of the failure to achieve an Availability Factor of ninety per cent (90%) or more and a detailed discussion of the remedial measures to be undertaken in the Annual Period related to the draft Operating Budget and Plan to address the cause of the shortfall in generation.

(ii)	with respect to the operating budget, reasonably detailed calculations in respect of:

(A)	Scheduled Debt Service;

(B)	estimated Project Revenues;

(C)

Operating Costs (including Plant Maintenance Expenses and Well Maintenance and Drilling Expenses) and withdrawals from and deposits to the Plant Maintenance Reserve Account and the Well Maintenance and Drilling Reserve Account; and

(D)	Capital Costs,

in each case associated with the activities set out in the operating plan for the relevant Annual Period, broken down on a month by month basis and based on reasonable assumptions as to all factual and legal matters material to estimates therein;

(iii)	an analysis and comparison of the most recent approved Operating Plan and Budget as against the draft Operating Plan and Budget, including, for the avoidance of doubt:

(A)	an analysis and comparison of the Plant Maintenance Expenses as against the most recent approved Plant Maintenance Projection; and

(B)	an analysis and comparison of the Well Maintenance and Drilling Expenses as against the most recent approved Well Maintenance and Drilling Projection.

(c)

An Operating Plan and Budget shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserve Consultant) or otherwise in accordance with the following paragraphs.

(d)

If for any reason the Operating Plan and Budget has not been approved in writing by the Intercreditor Agent prior to the beginning of any Annual Period (other than the first Annual Period), the approved Operating Plan and Budget for the Annual Period shall, until such time as the Intercreditor Agent approves the Operating Plan and Budget (in which case that approved Operating Plan and Budget shall become the approved Operating Plan and Budget), be deemed to comprise the following:

(i)	the parts (if any) of the Operating Plan and Budget approved by the Intercreditor Agent; and

(ii)

for each part of the Operating Plan and Budget that has not been approved by the Intercreditor Agent, the amount of that part specified in the approved Operating Plan Budget for the previous Annual Period shall, until the adoption of an approved Operating Plan and Budget, be deemed to be in force and to be effective as the approved Operating Plan and Budget for such Annual Period; provided that:

(A)

sixty per cent (60%) of the amount of that part of such approved Operating Plan and Budget shall be adjusted for changes in Indonesian CPI and forty per cent (40%) of the amount of that part of such approved Operating Plan and Budget shall be adjusted for changes in US PPI;

(B)	any Plant Maintenance Expenses shall be consistent with the most recent approved Plant Maintenance Projection; and

(C)	any Well Maintenance and Drilling Expenses shall be consistent with the most recent approved Well Maintenance and Drilling Projection.

(e)

The Borrower shall use commercially reasonable efforts to ensure that its expenditure in respect of each item and classification of Operating Costs (other than Emergency Operating Costs which are not included in the most recent approved Operating Plan and Budget) and Capital Costs for each month of the applicable Annual Period does not exceed the corresponding amounts set out in the most recent approved Operating Plan and Budget.

(f)	The Borrower shall not expend any amount or incur any obligation that would cause the aggregate amount of:

(i)	Capital Costs and Operating Costs, other than:

(A)	Plant Maintenance Expenses and Well Maintenance and Drilling Expenses (in respect of which the provisions of paragraphs (ii) and (iii) below will apply); or

(B)

Emergency Operating Costs which are not included in the most recent approved Operating Plan and Budget, provided that the aggregate amount of such Emergency Operating Costs does not exceed USD5,000,000 in aggregate, in each case for any Annual Period, to exceed by more than ten per cent. (10%) of the aggregate amount of Capital Costs and Operating Costs (excluding Plant Maintenance Expenses and Well Maintenance and Drilling Expenses) for such Annual Period as set out in the most recent approved Operating Plan and Budget;

(ii)

Plant Maintenance Expenses for any Annual Period to exceed the approved Plant Maintenance Projection for such Annual Period by more than ten per cent. (10%) of the approved Plant Maintenance Projection for such Annual Period as set out in the most recent approved Operating Plan and Budget; or

(iii)

Well Maintenance and Drilling Expenses for any Annual Period to exceed the approved Well Maintenance and Drilling Projection for such Annual Period by more than ten per cent. (10%) of the approved Well Maintenance and Drilling Projection for such Annual Period as set out in the most recent approved Operating Plan and Budget.

18.6	Drilling Program

(a)

The Borrower may deliver an updated Drilling Program to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant at any time for approval by the Intercreditor Agent (such approval not to be unreasonably withheld or delayed).

(b)	Each updated Drilling Program shall be accompanied by a written explanation of the differences from the most recent approved Drilling Program.

(c)

A Drilling Program shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserves Consultant).

(d)

If, for any reason, a Drilling Program has not been approved in writing by the Intercreditor Agent prior to the beginning of its period, then the most recent approved Drilling Program shall continue to apply.

18.7	Plant Maintenance Projection

(a)	The Borrower shall deliver to the Intercreditor Agent and the Senior Lenders’ Technical Advisor not more than:

(i)

sixty (60) days before the anticipated Unit COD of the First Generating Unit, for the period commencing on the Unit COD of the First Generating Unit to the date that occurs five (5) full calendar years after the Unit COD of the First Generating Unit;

(ii)

forty-five (45) days before the anticipated Lenders’ Completion Date, for the period from the anticipated Lenders’ Completion Date to the date that occurs five (5) full calendar years after the anticipated Lenders’ Completion Date; and

(iii)	forty-five (45) days before the commencement of each calendar year thereafter, for the following five (5) calendar years,

details of the Plant Maintenance Expenses which the Borrower projects it will incur during that period (each, a “Plant Maintenance Projection”).

(b)

A Plant Maintenance Projection shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor) (such approval not to be unreasonably withheld or delayed) or otherwise in accordance with paragraph (c) below.

(c)	If, for any reason, a Plant Maintenance Projection has not been approved in writing by the Intercreditor Agent prior to the beginning of its period, then:

(i)

with respect to any period of the Plant Maintenance Projection which has not been approved by the Intercreditor Agent but which has been approved in a previously-approved Plant Maintenance Projection, the amount of Plant Maintenance Expenses for that period shall be that specified for such period in the previously-approved Plant Maintenance Projection; and

(ii)

the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor), acting reasonably, shall determine the relevant Plant Maintenance Projection solely in respect of the period which has not been approved by the Intercreditor Agent.

18.8	Well Maintenance and Drilling Projection

(a)	The Borrower shall deliver to the Intercreditor Agent and the Senior Lenders’ Reserve Consultant not more than:

(i)

sixty (60) days before the anticipated Unit COD of the First Generating Unit, for the period commencing on the Unit COD of the First Generating Unit and ending on the last day of the third full calendar year following the Unit COD of the First Generating Unit;

(ii)

forty-five (45) days before the anticipated Lenders’ Completion Date, for the period commencing on the anticipated Lenders’ Completion Date and ending on the last day of the third full calendar year following the Lenders’ Completion Date; and

(iii)	forty-five (45) days before the commencement of each calendar year thereafter, for the subsequent three full calendar years,

details of the Well Maintenance and Drilling Expenses which the Borrower projects it will incur during that period (each, a “Well Maintenance and Drilling Projection”).

(b)

A Well Maintenance and Drilling Projection shall not become final and binding on the Parties unless and until it is approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Reserve Consultant) (such approval not to be unreasonably withheld or delayed) or otherwise in accordance with paragraph (c) below.

(c)	If, for any reason, a Well Maintenance and Drilling Projection has not been approved in writing by the Intercreditor Agent prior to the beginning of its period, then:

(i)

with respect to any period of the Well Maintenance and Drilling Projection which has not been approved by the Intercreditor Agent but which has been approved in a previously-approved Well Maintenance and Drilling Projection, the amount of Well Maintenance and Drilling Expenses for that period shall be that specified for such period in the previously-approved Well Maintenance and Drilling Projection; and

(ii)

the Intercreditor Agent (in consultation with the Senior Lenders’ Reserves Consultant), acting reasonably, shall determine the relevant Well Maintenance and Drilling Projection solely in respect of the period which has not been approved by the Intercreditor Agent.

18.9	Material Agreements

The Borrower or any Borrower Entity shall not enter into:

(a)	any Additional Drilling Contract; or

(b)

any other single contract or agreement or series of contracts or agreements with any person pursuant to which it is or may become liable to make or receive payments or incur liabilities in excess of USD1,000,000 (or its equivalent) in the aggregate, other than:

(i)	the Transaction Documents entered into on or before the Signing Date;

(ii)	any contract or agreement which the Borrower or the Borrower Entity is expressly permitted to enter into in accordance with the terms of the Transaction Documents; or

(iii)	as approved in writing by the Intercreditor Agent.

18.10	Project Documents

(a)	The Borrower shall perform in all material respects each of its obligations under each of the Project Documents to which it is a party.

(b)

The Borrower shall take all reasonable action (including enforcement action) to ensure that the obligations of all other parties under the Project Documents to which it is a party are observed and performed.

(c)

The Borrower shall deliver to the Intercreditor Agent promptly, but in no event later than ten (10) Business Days after its receipt thereof, copies of all Project Documents and any additional documents obtained by the Borrower pursuant to Clause 16.3 (Compliance with Laws and Governmental Authorisations) (including all amendments and renewals therefor) obtained or entered into, or proposed to be obtained or entered into, by it after the date hereof.

(d)

In the event of a breach by the Borrower of any of its obligations under a Project Document, the Borrower shall deliver to the Intercreditor Agent information on a regular basis and otherwise promptly after request by the Intercreditor Agent about all measures taken or intended to be taken by it to remedy the default under the relevant Project Document, or to overcome, or compensate for, its effect.

18.11	Consent to Specified Actions under the Major Project Documents

The Borrower shall not agree, approve or consent to or take any of the following actions under the Major Project Documents without the prior written consent of the Intercreditor Agent:

(a)	with respect to Major Project Documents generally:

(i)	Dispose of any rights or obligations (including by way of an Security Interest, other than a Permitted Security) under a Major Project Document, or consent to any of the foregoing;

(ii)	terminate, repudiate or rescind any Major Project Document, or consent to any of the foregoing;

(iii)	except to the extent expressly provided under paragraphs (b) to (f) (inclusive) below, amend, vary or modify any provision of any Major Project Document, or consent to any of the foregoing;

(iv)	waive or otherwise relinquish any material right it has under a Major Project Document;

(v)

agree to any suspension of performance under any Major Project Document, unless approved by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor), provided that, for the avoidance of doubt, this provision shall not apply to any circumstances where the suspension of performance under any Major Project Document is expressly provided for and becomes operative without the agreement of the Borrower; or

(vi)

except to the extent it is expressly permitted to do so pursuant to Clause 3.14 (Insurance Proceeds Account) of the Accounts Agreement, agree to or permit any Restoration of all or a material part of the Plant;

(b)	with respect to the Construction and Drilling Contracts generally:

(i)

agree to, approve, authorise or direct any variation or amendment of a Construction and Drilling Contract which would extend the date for achievement of a Project Milestone by the applicable Project Milestone Date;

(ii)

agree, approve or consent to the form of any Construction Bond or the issuing financial institution of any Construction Bond, or permit any cancellation, termination, amendment or release of any Construction Bond, or any change to the issuing financial institution of any Construction Bond;

(iii)	compromise, waive or forgive any liquidated damages payable by any Contractors under a Construction and Drilling Contract;

(iv)

agree to any performance test procedures under the Construction and Drilling Contracts without obtaining the prior written consent of the Intercreditor Agent (acting in consultation with the Senior Lenders’ Technical Advisor), which consent must not be unreasonably withheld;

(v)	agree to a reduction of the contract price under any Construction and Drilling Contract by way of set-off to settle any claim against any Contractor, including:

(A)	Delay Liquidated Damages; or

(B)	Performance Liquidated Damages,

without first obtaining the consent of the Intercreditor Agent. Unless such consent is obtained, the Borrower agrees that it shall require the relevant Contractor, on its behalf, to settle any such claim in cash, and not by way of a reduction in the price under such Construction and Drilling Contract, such amounts to be applied in accordance with the Accounts Agreement;

(c)	with respect to the Initial Drilling Contract:

(i)	agree to, approve, authorise or direct any variation or amendment of the Initial Drilling Contract unless it:

(A)	has been approved in writing by the Intercreditor Agent (in consultation with the Senior Lenders’ Reserves Consultant); or

(B)	does not and could not reasonably be expected to:

(1)	give rise to an increase of the amount payable by the Borrower under the Initial Drilling Contract by more than:

(I)	USD2,000,000; or

(II)	when aggregated with all previous variation orders pursuant to the Initial Drilling Contract, USD5,000,000; or

(2)	give rise to a Forecast Funding Shortfall;

(3)	extend the date for completion of drilling operations under the Initial Drilling Contract beyond the applicable Project Milestone Date; or

(4)	materially deviate from the most recent approved Drilling Program;

(d)	with respect to each Additional Drilling Contract:

(i)	agree to, approve, authorise or direct any variation or amendment of an Additional Drilling Contract unless it:

(A)	has been approved in writing by the Intercreditor Agent (in consultation with the Senior Lenders’ Reserves Consultant); or

(B)	does not and could not reasonably be expected to:

(1)	give rise to an increase of the amount payable by the Borrower under the Additional Drilling Contract by more than:

(I)	USD1,000,000; or

(II)	when aggregated with all previous variation orders pursuant to the Additional Drilling Contract, USD5,000,000; or

(2)	materially deviate from the most recent approved Drilling Program;

(e)	with respect to the Power Plant Contracts:

(i)

grant a Power Plant Contractor an extension to the Scheduled Substantial Completion Date of any Generating Unit, whether under Clause 37 of the Power Plant Supply Contract, Clause 38 of the Power Plant Construction Contract or otherwise, if such extension does, or reasonably could be expected to, give rise to a Forecast Funding Shortfall or a failure to reach the Unit COD by the Unit COD Sunset Date for that Generating Unit;

(ii)

certify or approve the results of any tests related to the issuance of any Certificate of Substantial Completion (as defined in the Power Plant Construction Contract) under the Power Plant Construction Contract;

(iii)	commence or declare an Interim Operation Period to a Power Plant Contractor;

(iv)

issue any Certificate of Substantial Completion, Certificate of Unit Final Completion, or Certificate of Final Facility Completion (each as defined in the Power Plant Construction Contract), or commence or notify a Power Plant Contractor of the commencement of an Interim Operation Period under the Power Plant Construction Contract;

(v)	compromise, waive or forgive any Delay Liquidated Damages or Performance Liquidated Damages required to be paid by a Power Plant Contractor under a Power Plant Contract;

(vi)

include any item or items in any punch list issued by the Borrower in accordance with a Power Plant Contract to the extent that the value of such item or items exceeds, in the aggregate, USD2,000,000, or if such item has a material adverse impact on safety, compliance with Applicable Law or the reliability of any Generating Unit;

(vii)

agree to, approve, authorise or direct any variation or amendment of the Minimum Performance Guarantees, the Performance Guarantees, Emission Guarantees (each as defined in the Power Plant Construction Contract) or the guarantees specified in the Schedule of Tests to the Power Plant Construction Contract;

(viii)

agree to, approve, authorise or direct any variation or amendment of the tests stipulated in the Schedule of Tests to the Power Plant Construction Contract, or any variation or amendment of the testing and commissioning procedures stated in or contemplated by a Power Plant Contract;

(ix)

agree to, approve, authorise or direct any suspension of the Works under a Power Plant Contract, provided that, for the avoidance of doubt, this provision shall not apply to any circumstances where the suspension of performance is expressly provided for and becomes operative without the agreement of the Borrower;

(x)	return the Retainage to a Power Plant Contractor at any time earlier than the time required to return the Retainage under the applicable provisions of a Power Plant Contract;

(xi)

agree to, approve, authorise or direct any other variation or amendment of any Power Plant Contract (including any variation under Clause 37 of the Power Plant Construction Contract or Clause 36 of the Power Plant Supply Contract) unless it:

(A)	has been approved in writing by the Intercreditor Agent (in consultation with the Senior Lenders’ Technical Advisor); or

(B)	relates to any indexation in connection with Clause 5.1 of the Power Plant Construction Contract or Clause 5.1 of the Power Plant Supply Contract;

(C)

other than in relation to subparagraph (B) above, does not and could not reasonably be expected to give rise to an increase of the amount payable by the Borrower under any or all of the Power Plant Contracts by more than:

(1)	USD2,000,000; or

(2)	when aggregated with all previous variation orders pursuant to the Power Plant Contracts, USD5,000,000;

(D)	does not and could not reasonably be expected to:

(1)	give rise to a Forecast Funding Shortfall;

(2)	extend the Scheduled Substantial Completion Date of any Generating Unit by more than seven (7) days (when aggregated with all other variations or amendments);

(3)	result in the Unit COD of any Generating Unit extending past the Unit COD Sunset Date of that Generating Unit;

(4)	materially alter the design of the Plant; or

(5)

adversely affect the capability of the Plant to achieve any of the Minimum Performance Guarantees (as defined in the Power Plant Construction Contract and/or the Power Plant Supply Contract), the Performance Guarantees or the Emissions Guarantees (as defined in the Power Plant Construction Contract);

(f)	with respect to the ESC:

(i)

approve or consent to any adjustments to the Base Electricity Price or any other adjustments to the payments for Electricity to be made by PLN under the ESC (including to consent to a lump sum payment pursuant to Section 5.7 of the ESC), except where the adjustments are expressly provided for and become operative without the approval or consent of the Borrower;

(ii)	approve or consent to any alternative means of payment and funding pursuant to paragraph 3.4(c)(ii) of Annex 7 of the ESC; or

(iii)	declare an adjusted Unit Rated Capacity to PLN pursuant to Section 5.2 of the ESC.

18.12	Operation of the Project

(a)

The Borrower shall take all action and adopt appropriate practices to diligently develop, design, engineer, procure, construct, commission, operate, maintain and repair the Project in a good and workmanlike manner (including the storage of a prudent level of spare parts and the employment of administrative and operational personnel) in order to ensure that the Project is constructed, operated and maintained in all material respects in accordance with Prudent Utility Practices.

(b)	The Borrower shall ensure that the Operator is not replaced as the operator of the Project, unless the Intercreditor Agent has given its prior written consent.

18.13	Spare Parts and Inventory

The Borrower shall maintain or cause to be maintained at the Plant at all times an inventory of spare parts and other inventory as required by Prudent Utility Practices.

18.14	Contract Area

The Borrower shall not, without the consent of the Intercreditor Agent:

(a)	surrender the whole or any part of the Contract Area; or

(b)	issue a new Confirmation Notice or Development Notice (each as defined in the JOC) to PGE under Articles 4.5 or 4.6 of the JOC.

18.15	Inspection

(a)

The Borrower shall permit representatives of the Intercreditor Agent, each Security Agent and each of the Senior Lenders’ Advisors during business hours upon reasonable advance notice (and at reasonable frequency) to visit and inspect the Project Site:

(i)	to examine the Borrower’s books of record and account and any documents received by it from other Major Project Parties pursuant to the Project Documents, and to make copies and abstracts therefrom;

(ii)

to attend any tests conducted at the Project Site under the Construction and Drilling Contracts or the ESC (including any Unit Rated Capacity Test, Annual Unit Rated Capacity Test and any Capacity Verification Test); and

(iii)	to confer with its principal officers and engineers.

(b)	The Borrower shall co-operate with each such representative, Security Agent and Senior Lenders’ Advisor.

(c)

The Borrower shall at all times after the First Drawdown Date provide access to the results of tests conducted under the Construction and Drilling Contracts and/or the ESC, current plans, specifications and manuals (and all supplements thereto) relating to the Project upon reasonable prior notice (and at reasonable frequency) for inspection by the representatives of the Intercreditor Agent, each Security Agent and each of the Senior Lenders’ Advisors.

(d)

Upon reasonable request by the Intercreditor Agent, the Borrower agrees to authorise its auditors to discuss its financial condition and its books and records with the Intercreditor Agent and any of their representatives, subject to the condition that the Intercreditor Agent, if required by the Borrower’s auditors, signs (for and on behalf of the Senior Finance Parties), a non-reliance letter in a form reasonably required by the Borrower’s auditors.

18.16	Force Majeure Events

If a Force Majeure Event affecting the performance by the Borrower of any of its material obligations under the Major Project Documents occurs and has persisted for seven (7) or more days or is reasonably expected to persist for seven (7) or more days, then the Borrower must:

(a)

notify the Intercreditor Agent of at least one course of action available to the Borrower and which the Borrower proposes to implement in order to cause the Force Majeure Event to be overcome or mitigated as soon as reasonably possible;

(b)	diligently implement such course(s) of action and in doing so take into account all reasonable proposals of the Intercreditor Agent to overcome or mitigate the Force Majeure Event; and

(c)

deliver to the Intercreditor Agent information on a regular basis and otherwise promptly after request by the Intercreditor Agent about all measures taken or intended to be taken by it or (to the extent it is aware of such measures) any other person to overcome or mitigate the effect of the Force Majeure Event.

18.17	Operations and Maintenance

(a)

The Borrower shall, at any time after the Lenders’ Completion Date but not less than twelve (12) months before the then applicable Technical Support Agreements Termination Date, notify the Intercreditor Agent as to whether the Borrower proposes to:

(i)

extend the termination date for the NAES Technical Support Agreement and the WestJEC Technical Support Agreement and if so, the new termination date and any proposed amendments to the terms of the NAES Technical Support Agreement or the WestJEC Technical Support Agreement; or

(ii)	allow the NAES Technical Support Agreement or the WestJEC Technical Support Agreement (or both) to terminate on the then applicable Technical Support Agreements Termination Date.

(b)	If the Borrower delivers a notice pursuant to paragraph (a)(ii) above:

(i)

the Borrower must attach to the notice a detailed narrative describing the Borrower’s proposed arrangements for the operation and maintenance of the Plant (which may comprise the operation and maintenance of the Plant by the Operator); and

(ii)

the Borrower and the Intercreditor Agent shall, for a period of not more than one hundred and twenty (120) days after the date on which the Borrower delivers the notice, consult with each other with a view to agreeing the basis (including with respect to staffing and any necessary contractual arrangements for technical support) on which the Borrower’s proposed arrangements for the operation and maintenance of the Plant shall be implemented, and the Borrower shall deliver to the Intercreditor Agent all further information with respect to the Borrower’s proposed arrangements for the operation and maintenance of the Plant as the Intercreditor Agent may from time to time reasonably require.

18.18	Operations Committee and Operating Procedures

(a)	The Borrower must:

(i)

ensure that it, PLN and PGE agree the Operations Committee Procedures not later than twelve (12) calendar months after the First Drawdown Date in a form approved by the Intercreditor Agent (such approval not to be unreasonably withheld or delayed);

(ii)	notify the Intercreditor Agent of any material breach by the Borrower, PLN or PGE (or any of their representatives on the Operations Committee) of the Operations Committee Procedures;

(iii)

not agree to any termination, material amendment, or replacement of the Operations Committee Procedures without the prior written consent of the Intercreditor Agent (such consent not to be unreasonably withheld or delayed); and

(iv)	deliver to the Intercreditor Agent a copy of any material amendment to, or replacement of, the Operations Committee Procedures.

(b)

The Borrower must, not less than three (3) months before the Unit COD of the First Generating Unit, deliver to the Intercreditor Agent for its approval (such approval not to be unreasonably withheld or delayed) a copy of the operating procedures with respect to the operation of the Plant approved by the Operations Committee.

18.19	PGE Power of Attorney

The Borrower must deliver to the Intercreditor Agent promptly after the First Drawdown Date a copy of the signed power of attorney granted by PGE to the Operator pursuant to Article 10.2 of the JOC.

18.20	Medco Technical Support Agreement

The Borrower must deliver to the Intercreditor Agent not less than sixty (60) days before the Unit COD of the First Generating Unit:

(a)

a certified copy of the Medco Technical Support Agreement duly executed by the parties thereto, together with capacity and enforceability legal opinions in form and substance satisfactory to the Intercreditor Agent; and

(b)

an original of the Direct Agreement with respect to the Medco Technical Support Agreement duly executed by Medco, together with a capacity and enforceability legal opinion in form and substance satisfactory to the Intercreditor Agent.

18.21	Land

The Borrower must deliver to the Intercreditor Agent not later than the Conditions Subsequent Cut-Off Date each of the following:

(a)

all HGB Certificates (not already delivered to the Intercreditor Agent) for all land required by the Borrower for implementation of the Project (other than the Special Facilities Land) which shall show that PGE is the registered owner of such land;

(b)	all HGB Certificates (not already delivered to the Intercreditor Agent) for the Special Facilities Land which shall show that PLN is the registered owner of such land; and

(c)	documentary evidence that PLN is the holder of the Special Facilities ROWs in a form and substance satisfactory to the Intercreditor Agent.

18.22	Material Governmental Authorisations

(a)	The Borrower shall ensure that, not later than the date which is:

(i)

one (1) Business Day after the First Drawdown Date, a duly completed application is lodged for the issuance to PGE of a permanent Electricity Business Licence (Izin Usaha Penyediaan Tenaga Listrik or IUPTL) with respect to the Project; and

(ii)

the Conditions Subsequent Cut-Off Date, PGE obtains an Electricity Business Licence (Izin Usaha Penyediaan Tenaga Listrik or IUPTL) with respect to the Project which is for a term that extends beyond the Final Maturity Date and which is otherwise in form and substance reasonably satisfactory to the Intercreditor Agent.

(b)

The Borrower shall ensure that the Material Governmental Authorisations specified in Part B of Schedule 6 (Material Governmental Authorisations) are obtained and are in full force and effect not later than the Conditions Subsequent Cut-off Date.

19.	Environmental and Social Undertakings

19.1	Safeguards and Social Provisions

The Borrower must comply in all material respects with all Safeguards and Social Provisions in conducting the Project.

19.2	Conduct of Project

The Borrower must ensure that:

(a)

the implementation of the Project, including all work undertaken by the Contractors and the Technical Support Agreement Providers, complies in all material respects with the Safeguards and Social Provisions;

(b)

the Safeguards and Social Documents (other than the ESIA) are consistent with, and the Safeguards and Social Documents to be developed after the Signing Date will be developed with due regard to, the findings, reports and recommendations contained in the ESIA and any subsequent assessments; and

(c)

the Safeguards and Social Documents are updated, in a manner reasonably satisfactory to the Senior Lenders’ Environmental and Social Consultant, to reflect and address any changes to the Safeguards and Social Provisions after the Signing Date.

19.3	Major Project Parties

The Borrower will procure that:

(a)

each of the Contractors and the Technical Support Agreement Providers discharges its obligations under each Major Project Document to which it is a party in a manner which complies in all material respects with the Safeguards Requirements; and

(b)

in discharging its obligations under each Major Project Document to which it is a party, none of the Contractors or Technical Support Agreement Providers, by act or omission, causes any breach of the Safeguards Requirements in any material respect.

19.4	Safeguards and Social Documents

The Borrower must not amend or waive, or agree to vary, amend or waive, the Safeguards and Social Documents, except to the extent required by Applicable Law or with the consent of the Intercreditor Agent.

19.5	Safeguards and Social Monitoring

(a)	The Borrower must deliver to the Intercreditor Agent and the Senior Lenders’ Environmental and Social Consultant the information required under paragraph (b) below:

(i)	as part of each monthly Construction and Drilling Progress Report, until the Lenders’ Completion Date; and

(ii)	thereafter, as part of each Operation Report.

(b)

As part of each Construction and Drilling Progress Report and Operation Report delivered for the relevant period ending in March and September in each calendar year, the following environmental and social information for the period from the date after the end of the reporting period in the previous Construction and Drilling Progress Report or Operation Report, as applicable, to the start of the reporting period of the current report must be provided by the Borrower:

(i)

an update on aggregate expenditure on environmental and social related items to the extent such expenditures are material and are not included in the most recent approved Project Budget or the most recent approved Operating Plan and Budget;

(ii)	details of significant environmental and social activities including major projects commenced, completed, delayed, rescheduled or altered including:

(A)	an update on the development and implementation of the ESMS as a whole, the ESMP as a whole, and each of the constituent plans that make up the ESMP;

(B)	an update on the development and implementation of all Corrective Action Plans;

(iii)	a detailed explanation of any occurrence the Borrower reasonably considers is, or is likely to result in Safeguards and Social Non-compliance, including remedial actions proposed by the Borrower; and

(iv)	details of any material litigation by any Governmental Authority or third party regarding environmental or social matters;

(c)

In addition, the Borrower must provide reasonable assistance to the Senior Lenders’ Environmental and Social Consultant in preparing the verification, audit and commentary on each part of a Construction and Drilling Progress Report or Operation Report dealing with environmental and social matters, as the case may be, in accordance with the Senior Lenders’ Environmental and Social Consultant’s mandate.

(d)	The Borrower shall deliver to the Intercreditor Agent a Safeguards and Social Monitoring Report at the times and in accordance with all other requirements of the Safeguards and Social Provisions.

(e)

The Borrower shall promptly notify the Intercreditor Agent if any unanticipated environmental and/or social impacts arise during the implementation of the Project that were not considered in the ESIA providing detailed information and proposals to address the same.

(f)

The Intercreditor Agent shall request the Senior Lenders’ Environmental and Social Consultant to review and report on the information provided pursuant to paragraph (a) above, the Safeguards and Social Monitoring Report and each other report produced pursuant to this Clause 19 (Environmental and Social Undertakings), and in each case, on any other matters which arise out of its review thereof.

19.6	Assistance for Safeguards and Social Monitoring

(a)

Without limiting Clause 18.15 (Inspection), the Borrower shall procure that, promptly upon the request of the Intercreditor Agent, the Senior Lenders’ Environmental and Social Consultant shall be given access to the Project Site and to such premises, technical and statistical data, books, records and other data as may be required by the Intercreditor Agent to monitor compliance with the Safeguards and Social Provisions and investigate the matters described in this Clause 19 (Environmental and Social Undertakings) (including all reports submitted by a Contractor or a Technical Support Agreement Provider relating to environmental and social matters), provided that the Intercreditor Agent shall ensure that such access rights are exercised at reasonable times of the day and on reasonable notice to the Borrower.

(b)

The Borrower shall facilitate the carrying out of any monitoring / verification activities by or on behalf of Senior Finance Parties and, if required under the Safeguards Requirements, by any independent advisory panel or other external experts engaged to verify monitoring information.

19.7	Safeguards and Social Claims

(a)

Without prejudice to any indemnity included in any Senior Finance Documents, the Borrower shall provide the Intercreditor Agent with such assistance (including providing information) as it may reasonably request from time to time in order to respond to any correspondence or enquiry received by the Intercreditor Agent from any third party, and/or any statements made by any third party, in either case, relating to any of the environmental, health and safety, labour, resettlement and/or indigenous peoples aspects of the Project, including:

(i)

any Safeguards and Social Claim against the Borrower, any Contractor or the Technical Support Agreement Providers which is current, or to its knowledge, pending or threatened of which it becomes aware;

(ii)

any occurrences of Safeguards and Social Non-compliance and any grievance or claim that the Borrower reasonably considers may indicate, or result in, an occurrence of Safeguards and Social Non-compliance, and

(iii)	any other grievance or claim by a party which may prejudice the business, operations, financial or reputational standing of any Senior Finance Party.

(b)

The Borrower shall send to the Intercreditor Agent a copy of any written communication sent to or received from any relevant Governmental Authority regarding the Project’s compliance or (if applicable) non-compliance with the Safeguards and Social Provisions as soon as possible and in any event within five (5) Business Days after the Borrower sends or receives the same.

(c)

The Borrower shall send to the Intercreditor Agent written details of any current, threatened or pending Safeguards and Social Claim as soon as possible and in any event within five (5) Business Days upon the Borrower becoming aware of the same, and shall send to the Intercreditor Agent written details of its proposed response to that Safeguards and Social Claim as soon as possible and in any event within five (5) Business Days upon the Borrower becoming aware of the relevant Safeguards and Social Claim.

(d)

In response to any Environmental or Social Claim notified to the Intercreditor Agent, pursuant to paragraph (a) above, the Borrower must consult and cooperate with the Intercreditor Agent and the Senior Lenders’ Environmental and Social Consultant in determining the manner in which the Safeguards and Social Claim may be resolved, addressed or mitigated.

(e)

The Borrower must deliver to the Intercreditor Agent, within five (5) Business Days after receipt of any material report, notice or claim delivered under, or prepared in accordance with, any Safeguards Requirement, a copy of such report, notice or claim.

19.8	Safeguards and Social Reporting Event

(a)	In the event of a Significant Safeguards and Social Reporting Event the Borrower shall:

(i)	notify Intercreditor Agent promptly and in any event within twenty four (24) hours of its occurrence;

(ii)

undertake such emergency actions (if any) as are appropriate in response to the Significant Safeguards and Social Reporting Event and notify the Intercreditor Agent of such emergency actions as soon as possible;

(iii)

undertake all other actions (if any) as are required to be implemented without delay to remedy or mitigate the effects of the Significant Safeguards and Social Reporting Event, obtaining Intercreditor Agent’s agreement to such actions whenever reasonably practicable to obtain the same within the time available; and

(iv)

as soon as is reasonably practicable, provide the Intercreditor Agent with a proposed Corrective Action Plan in relation to all remaining corrective measures required in relation to the Significant Safeguards and Social Reporting Event.

(b)	In the event of the occurrence of a Safeguards and Social Non-Compliance which does not comprise a Significant Safeguards and Social Reporting Event, the Borrower shall:

(i)	notify the Intercreditor Agent promptly and in any event within five (5) Business Days of its occurrence;

(ii)

provide the Intercreditor Agent with written details of such Safeguards and Social Non-Compliance, including a reasonably detailed description of the relevant event, circumstance or occurrence and the extent, magnitude, impact and cause of that event as soon as possible and in any event within fifteen (15) Business Days of its occurrence (or such longer periods as may be agreed by the Intercreditor Agent); and

(iii)

provide the Intercreditor Agent with the Borrower’s proposed Corrective Action Plan in respect of such Safeguards and Social Non-Compliance as soon as possible and in any event within twenty (20) Business Days of its occurrence (or such longer period as may be agreed by the Intercreditor Agent).

(c)

The Intercreditor Agent may from time to time request that the Senior Lenders’ Environmental and Social Consultant produce an independent report on any environmental and social matters which the Intercreditor Agent reasonably determines to be material to the Project, provided that the Intercreditor Agent shall be deemed to have reasonable grounds to request such a report.

19.9	Corrective Action Plans

(a)	If the Borrower is required at any time to prepare a Corrective Action Plan, the Borrower shall promptly do so and shall:

(i)	promptly provide the Intercreditor Agent with all such further information and assistance as the Intercreditor Agent requires to facilitate agreement of each Corrective Action Plan;

(ii)	procure that each Corrective Action Plan (approved by the Intercreditor Agent) is implemented expeditiously in accordance with the terms thereof;

(iii)	not proceed with implementing the specific components for which involuntary resettlement impacts are identified until the Corrective Action Plan has been approved by the Intercreditor Agent;

(iv)

promptly provide the Intercreditor Agent with such information and monitoring reports as may be specified in the Corrective Action Plan or as requested by the Intercreditor Agent from time to time to confirm the status of the implementation of any such Corrective Action Plan; and

(v)

provide to the Intercreditor Agent as soon as possible and in any event within five (5) Business Days after any date specified in the approved Corrective Action Plan as being the date by which the relevant event, circumstance or occurrence will be remedied, a notice which either confirms that the relevant remedial action has been completed or which provides details of the reasons why such remedial action has not been completed and the proposed steps being taken to remedy the relevant event, circumstance or occurrence.

(b)

A Senior Finance Party’s (including the Intercreditor Agent’s approval of a Corrective Action Plan) shall not constitute an express or implied waiver by any Senior Finance Party of any rights that a Senior Finance Party may have as a result of any Safeguards and Social Non-Compliance which the relevant Corrective Action Plan is required to remedy.

19.10	Environmental and Social Management System

(a)

Without limiting the requirements of the ESIA, the Borrower shall ensure that all aspects of the Environmental and Social Management System for the operation phase of the Project have been implemented on or before the Unit COD of the First Generating Unit or, if any aspect has not been implemented, all arrangements necessary (in the opinion of the Intercreditor Agent (acting in consultation with the Senior Lenders’ Environmental Consultant)) for such timely implementation have been made through the Environmental and Social Action Plan.

(b)

The Borrower shall provide a report to the Intercreditor Agent and the Senior Lenders’ Environmental Consultant at least sixty (60) days prior to the Unit COD of the First Generating Unit, describing how it has implemented or proposes to implement the Environmental and Social Management System during the operation phase of the Project.

20.	Project Insurance

20.1	General obligations

(a)

The Borrower shall, without cost to the Senior Secured Parties, take out and maintain at all times such insurances and reinsurances as specified in this Clause 20 (Project Insurance) and Schedule 7 (Project Insurances).

(b)	The insurance (and reinsurance) required by this Clause 20 (Project Insurance) and Schedule 7 (Project Insurances) shall be:

(i)	provided by insurers licensed to provide the relevant insurance or reinsurance under Applicable Law;

(ii)

calculated to cover the Project, the Project Assets and the PGE Assets to their full replacement value, with an option in the case of the terrorism insurance coverage described in item 1.3 of Part C (Construction and Operational Phase Insurances) of Schedule 7 (Project Insurances), to use an agreed first loss figure based upon the probable maximum loss of the Project (subject to and to take effect after submission of a full probable maximum loss report by qualified surveyors in form and substance satisfactory to the Intercreditor Agent (in consultation with the Senior Lenders’ Insurance Consultant));

(iii)	increased from time to time as necessary to maintain such full replacement value; and

(iv)	the reinsurance policies shall be governed by English law.

(c)	Without limiting the requirements of this Clause 20 (Project Insurance), at all times the Borrower shall:

(i)	obtain and maintain in full force those insurances (other than the Project Insurances) that it is required to obtain under the terms of any Transaction Document to which it is a party;

(ii)

obtain and maintain in full force those insurances (other than the Project Insurances) that it is required to obtain under any Applicable Law, including insurance under any workers’ compensation laws (where any conflict between the requirements hereunder and such Applicable Law shall be resolved in favour of the Applicable Law);

(iii)

obtain and maintain in full force those insurances (other than the Project Insurances) that it is required to obtain under the terms of any other contract to which it is a party where failure to do so would have or would reasonably be likely to have a Material Adverse Effect in the opinion of the Intercreditor Agent; and

(iv)

obtain and maintain, and cause each Contractor and each Technical Support Agreement Provider to obtain and maintain, such insurance (other than the Project Insurance) as is required under the terms of each Technical Support Agreement and Construction and Drilling Contracts.

(d)	The Borrower shall:

(i)

maintain or cause to be maintained reinsurance for at least ninety five per cent. (95%) of the direct insurance required to be subject to an assignment, mortgage or other form of Security Interest under paragraph (f)(iii) below, with:

(A)	underwriters or insurance companies (including reinsurance companies) located outside of Indonesia who have a Required Credit Rating; or

(B)

such other underwriters or insurance companies (including reinsurance companies) as are, from time to time, acceptable to the Intercreditor Agent acting with the advice of the Senior Lenders’ Insurance Consultant; and

(ii)

if required by the Intercreditor Agent, demonstrate to the Intercreditor Agent that it has complied with all Applicable Laws of Indonesia and/or otherwise obtained the necessary dispensation from the appropriate Governmental Authorities in Indonesia which are required for the Borrower to comply with this paragraph (d).

(e)	The Borrower shall:

(i)

duly and punctually pay, when due or prior to the expiration of any grace period allotted in connection with such payment, all premiums, commissions, taxes, charges and other costs necessary for effecting and maintaining any Project Insurance issued in its name;

(ii)	not do anything which may in any way materially prejudice its rights or those of any of the Senior Secured Parties under any Project Insurance issued in its name; and

(iii)	promptly do all things commercially reasonable to make any claim or recover money under any of the Project Insurances to which the Borrower is entitled.

(f)	The Borrower shall procure, with respect to each insurance and reinsurance contract procured by it pursuant to this Clause 20 (Project Insurance) and Schedule 7 (Project Insurances), that:

(i)	the Borrower is named as the “Principal Insured” (as described in Part A, Part B and Part C of Schedule 7 (Project Insurances)) under the policy;

(ii)

each Senior Secured Party is named as an “Additional Insured” (as described in Part A, Part B and Part C of Schedule 7 (Project Insurances)), except for “Workmen’s Compensation” or “Employer’s Liability” (in both cases as listed in item 1.6 of Part A and in item 1.4 of Part B of Schedule 7 (Project Insurances));

(iii)

each insurance policy (other than motor vehicle and “Workmen’s Compensation” or “Employer’s Liability”, as listed in Part A and Part B of Schedule 7 (Project Insurances)) is subject to an assignment, mortgage or other form of Security Interest acceptable to the Intercreditor Agent of such insurances and reasonable endeavours are taken to procure that an acknowledgement of such assignment or other Security Interest is received from each insurer;

(iv)

each reinsurance contract is subject to an assignment or other form of Security Interest acceptable to the Intercreditor Agent of reinsurances and best efforts are taken to procure that an acknowledgement of such assignment or other Security Interest is received from each reinsurer;

(v)	no insurance policy or reinsurance contract shall be subject to any coverage exclusion or exception except:

(A)	as specified in Part A, Part B and Part C of Schedule 7 (Project Insurances);

(B)	in the event such exclusion or exception is a necessary standard exclusion or exception within the insurance industry for the type or size of risk covered by the relevant insurance; or

(C)	as otherwise approved in writing by the Intercreditor Agent following consultation with the Senior Lenders’ Insurance Consultant; and

(vi)	each insurance policy and reinsurance contract contains the endorsements and acknowledgements as required under Part D of Schedule 7 (Project Insurances).

(g)

Without limiting the other requirements of this Clause 20 (Project Insurance), the Borrower shall obtain and maintain any insurances in addition to or supplementing those required by this Clause 20 (Project Insurance) that:

(i)	are recommended by the Senior Lenders’ Insurance Consultant (following consultation with the Borrower);

(ii)	are available on commercially reasonable terms; and

(iii)	are consistent with Prudent Utility Practice.

(h)

The Borrower shall take such action as is available to it to ensure that payments under each insurance policy and reinsurance contract issued in its name are made in accordance with the relevant “Loss Payee” clause (as described in Part A, Part B and Part C of Schedule 7 (Project Insurances)) and the Accounts Agreement.

20.2	Information

(a)

The Borrower shall provide, at least forty five (45) days prior to the renewal of any Project Insurances, evidence of the renewal of such Project Insurance and procure that the Senior Lenders’ Insurance Consultant provides, thirty (30) days following the renewal of such Project Insurances, to the Intercreditor Agent a report setting out:

(i)	any material changes to the Project Insurances since the last such report and confirming that the Project Insurances continue to satisfy the criteria set out in Schedule 7 (Project Insurances);

(ii)	any material claims made under the Project Insurances during such calendar year;

(iii)	the status of all material outstanding claims;

(iv)

any changes in the global insurance market or in the Indonesian insurance market materially affecting the availability and/or cost of any insurance coverage required to be obtained under the Senior Finance Documents;

(v)

any effect or likely effect of material events, circumstances or conditions occurring at or affecting the Project on the availability and/or cost of any Project Insurances required to be obtained under the Senior Finance Documents; and

(vi)	whether the premiums for all Project Insurances then due and payable by the Borrower have been paid.

(b)	The Borrower shall deliver to the Intercreditor Agent as and when requested:

(i)	a certified copy of each policy of insurance in respect of the Project Insurances;

(ii)	certified copies of all renewals, certificates, endorsement slips and receipts for payment of premiums and other monies for each policy of insurance in respect of the Project Insurances; and

(iii)	certified copies of all stamped and signed placement slips for each reinsurance contract.

(c)	The Borrower shall notify the Intercreditor Agent as soon as it becomes aware of:

(i)	the occurrence of any event which may give rise to a claim in excess of USD 1,000,000 under any Project Insurance;

(ii)	any claim in excess of USD1,000,000 which the Borrower makes under any Project Insurance;

(iii)	any determination by an insurer in relation to a claim under any Project Insurance consequent upon paragraph (i) or (ii) above;

(iv)	any proposed amendment to or variation of any Project Insurance which is material or not compliant with the requirements of this Clause 20 (Project Insurance) or Schedule 7 (Project Insurances); and

(v)	any other event which may have a materially adverse effect on any Project Insurance.

(d)

If the Borrower notifies the Intercreditor Agent that an insurance policy (or any relevant terms thereof) forming part of the required insurances under this Clause 20 (Project Insurance) and/or Schedule 7 (Project Insurances):

(i)	is not available on commercially reasonable terms as a result of a lack of capacity in the international insurance markets; or

(ii)	has increased materially in cost and has become unreasonably expensive with regard to the risk being covered and the interests of the Senior Secured Parties,

then the following provisions shall apply:

(A)

the Borrower, the Senior Lenders’ Insurance Consultant and the Intercreditor Agent shall meet and discuss in good faith what, if any, changes should be made to the relevant insurance requirements to take account of the relevant circumstances;

(B)

for so long as the circumstances set out in paragraph (i) or (ii) above continue, the Borrower shall be entitled to modify the relevant insurance requirements only if and to the extent approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant); and

(C)

if circumstances change following such events, and the conditions in paragraph (i) or (ii) above cease to be in effect, then the Borrower shall promptly restore the insurances under this Clause 20 (Project Insurance) and/or Schedule 7 (Project Insurances).

21.	Events of Default

Each of the events set out in Clauses 21.1 (Non-Payment) to 21.25 (JBIC Covered Event) is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person).

21.1	Non-Payment

The Borrower does not pay on its due date any amount payable under a Senior Finance Document unless any such failure is due solely to a technical or administrative error in the banking system used for the transfer of funds and payment is not made within three (3) Business Day after the due date.

21.2	Breach of Other Obligations

(a)

The Borrower does not comply with its obligations under Clauses 15.8(a) (Notices), 16.1(a) (General Corporate), 16.2 (Ranking of Obligations), 16.6 (Scope of Business), 16.7 (Maintenance of Title and Security Interests), 16.11 (Acquisitions and Investments), 16.12 (Bank Accounts and Payments), 16.15 (Settlements), 16.17 (Use of Proceeds), 18.11 (Consent to Specified Actions under the Major Project Documents), 18.21 (Land) or 18.22 (Material Governmental Authorisations).

(b)

Subject to paragraph (c) below, the Borrower does not comply with its obligations under the Senior Finance Documents to which it is a party (other than any obligation referred to in paragraph (a) above and in any other paragraph in this Clause 21 (Events of Default)).

(c)	No Event of Default under paragraph (b) above shall occur if:

(i)	in the reasonable judgment of the Intercreditor Agent, the relevant breach is capable of remedy within a period of thirty (30) days after the earlier of the date on which:

(A)	the Intercreditor Agent notifies the Borrower of such breach; and

(B)	the Borrower has or should have become aware of such breach;

(ii)	the Borrower is, at all times during such thirty (30) day period, using its best endeavours to diligently pursue such remedy; and

(iii)	such breach is, in fact, remedied to the satisfaction of the Intercreditor Agent within such thirty (30) day period,

provided that, if the breach is not remedied within such 30 day period, no Event of Default under paragraph (b) above shall occur if:

(A)

the Intercreditor Agent notifies the Borrower in writing at or before the end of such thirty (30) day period that it is satisfied (based on a report delivered by the Borrower to the Intercreditor Agent detailing its plan to remedy the breach) that the breach is likely to be remedied within an additional thirty (30) day period and that such breach does not have a Material Adverse Effect;

(B)	the Borrower is, at all times during such additional thirty (30) day period, using its best endeavours to diligently pursue such remedy; and

(C)	such breach is in fact remedied to the satisfaction of the Intercreditor Agent within such additional 30 day period.

21.3	Debt Service Coverage Ratio

On any Calculation Date, the Historic Debt Service Coverage Ratio for that Calculation Date for the Calculation Period ending on (and including) that Calculation Date is less than 1.05:1.

21.4	Misrepresentation

(a)

Subject to paragraph (b) below and other than as provided in Clauses 21.18 (Business Practices) and 21.19(a) (Environmental and Social Provisions), a representation, warranty or statement made or deemed to be made or repeated by the Borrower, any Equity Party or any Major Project Party in any Transaction Document or in any document delivered by or on behalf of the Borrower or any Equity Party or any Major Project Party under any Transaction Document is incorrect or misleading in any material respect when made or deemed to be made or repeated.

(b)	No Event of Default will occur under paragraph (a) above if:

(i)

in the reasonable judgment of the Intercreditor Agent, the events or circumstances giving rise to such representation, warranty or statement being incorrect or misleading can be eliminated or otherwise remedied to the satisfaction of the Intercreditor Agent within thirty (30) days after the earlier of the date on which:

(A)	the Intercreditor Agent notifies the Borrower that such representation, warranty or statement is incorrect or misleading; and

(B)	the Borrower has or should have become aware that such representation, warranty or statement was incorrect or misleading;

(ii)

the Borrower or the Equity Party or the Major Project Party (as the case may be) is, at all times during such thirty (30) day period, using its best endeavours to diligently seek to eliminate or otherwise remedy the events or circumstances giving rise to such representation, warranty or statement being incorrect or misleading; and

(iii)	the incorrect or misleading representation, warranty or statement is, in fact, eliminated or otherwise remedied to the satisfaction of the Intercreditor Agent within such thirty (30) day period.

21.5	Equity Party Obligations

(a)

An Equity Party does not comply with any of its obligations (other than any obligation referred to in paragraph (b) below or any other paragraph in this Clause 21 (Events of Default)) under any provision set out in the Equity Support Deeds or any other Senior Finance Document to which it is a party.

(b)

Subject to paragraph (c) below, an Equity Party does not comply with any of its obligations under Clauses 10.3 (Governmental Authorisations), 10.4 (Compliance with Applicable Law), 10.5 (Taxes), 10.6 (Financial statements) or 10.11 (Verification of interests) of the Equity Support Deed.

(c)	No Event of Default under paragraph (b) above shall occur if:

(i)	in the reasonable judgment of the Intercreditor Agent, the relevant breach is capable of remedy within a period of thirty (30) days after the earlier of the date on which:

(A)	the Intercreditor Agent notifies the Borrower of such breach; and

(B)	the Borrower or the relevant Equity Party has or should have become aware of such breach;

(ii)	the relevant Equity Party is, at all times during such thirty (30) day period, using its best endeavours to diligently pursue such remedy; and

(iii)	such breach is, in fact, remedied to the satisfaction of the Intercreditor Agent within such thirty (30) day period.

(d)

Any Equity Party which grants any Transaction Security creates, incurs, assumes or permits to exist, or agrees to any of the foregoing, any Security Interest with respect to the assets the subject of such Transaction Security, other than pursuant to the Security Documents.

21.6	Cross-Default

(a)

Any Financial Indebtedness of a Borrower Entity (other than under the Senior Finance Documents) in an amount exceeding USD50,000 (or its equivalent) is not paid when due and is not otherwise remedied within any originally specified applicable grace period.

(b)	PLN fails to meet any payment obligations:

(i)	incurred under the ESC or the PLN Support Letter; or

(ii)

in an aggregate amount exceeding USD50,000,000 (or its equivalent) in any calendar year in respect of any amounts owing under two or more power purchase agreement entered into in connection with any majority foreign-invested independent power project financed on a limited recourse basis and located in Indonesia;

unless in each case such payment is made within any originally specified applicable grace period.

(c)	Any Financial Indebtedness of:

(i)

any Equity Party (other than a Sponsor, the Kyushu Shareholder and the Ormat HoldCo) in an amount exceeding USD50,000 (or its equivalent) is not paid when due and is not otherwise remedied by the relevant Equity Party within any originally specified applicable grace period;

(ii)

the Kyushu Shareholder, in an amount exceeding USD5,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by the Kyushu Shareholder within any originally specified applicable grace period;

(iii)

the Ormat HoldCo, in an amount exceeding USD10,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by the Ormat HoldCo within any originally specified applicable grace period;

(iv)	Medco, in an amount exceeding USD5,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by Medco within any originally specified applicable grace period;

(v)	Itochu, in an amount exceeding USD50,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by Itochu within any originally specified applicable grace period;

(vi)	Kyushu, in an amount exceeding USD50,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by Kyushu within any originally specified applicable grace period;

(vii)	Ormat, in an amount exceeding USD15,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by Ormat within any originally specified applicable grace period;

(viii)	PLN in an amount exceeding USD25,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by PLN within any originally specified applicable grace period;

(ix)	PGE in an amount exceeding USD10,000,000 (or its equivalent) is not paid when due and is not otherwise remedied by PGE within any originally specified applicable grace period;

(x)

the Power Plant Supply Contractor (for so long as it is a Major Project Party) in an amount exceeding USD50,000,000 is not paid when due and is not otherwise remedied by the Power Plant Supply Contractor within any originally specified applicable grace period; or

(xi)

the Initial Drilling Contractor (for so long as it is a Major Project Party) in an amount exceeding USD25,000,000 is not paid when due and is not otherwise remedied by the Initial Drilling Contractor within any originally specified applicable grace period.

21.7	Insolvency

(a)	Subject to paragraph (c) below, a Borrower Entity or Major Project Party (for so long as it is a Major Project Party):

(i)	issues or commences any Insolvency Proceeding with respect to itself;

(ii)	consents to the issuance or commencement of any Insolvency Proceeding against it;

(iii)	is unable to, or is deemed by law to be unable to, or admits in writing its inability to, pay its debts generally as they fall due; or

(iv)	suffers any event which, under any Applicable Law, would have an effect analogous to the events described in paragraphs (i) to (iii) above.

(b)	Subject to paragraph (c) below, any involuntary Insolvency Proceeding has been issued or commenced against any Borrower Entity or Major Project Party (for so long as it is a Major Project Party) and:

(i)	the Insolvency Proceeding is not contested within fifteen (15) days of its filling; or

(ii)	the Insolvency Proceeding is not dismissed within thirty (30) days after its commencement.

(c)

It will not be an Event of Default under paragraphs (a) or (b) above with respect to the Trust Account Trustee, the Trust Account Bank, an Additional Drilling Contractor, a Technical Support Agreement Provider or a provider of a guarantee or performance security (as referred to in paragraph (f)(vi) of the definition of “Major Project Parties” in Clause 1.1 (Definitions)) if substitute arrangements satisfactory to the Intercreditor Agent are put in place within thirty (30) days after the date on which an Event of Default would, but for this paragraph (c), have occurred.

21.8	Judgments

(a)	A final judgment or judgments of a court shall be entered against:

(i)	a Borrower Entity, in an aggregate amount exceeding USD50,000 (or its equivalent);

(ii)	any Equity Party (other than a Sponsor, the Kyushu Shareholder and the Ormat HoldCo), in an aggregate amount exceeding USD50,000 (or its equivalent);

(iii)	the Kyushu Shareholder, in an aggregate amount exceeding USD5,000,000 (or its equivalent);

(iv)	the Ormat HoldCo, in an aggregate amount exceeding USD10,000,000 (or its equivalent);

(v)	Medco, in an aggregate amount exceeding USD5,000,000 (or its equivalent);

(vi)	Itochu, in an aggregate amount exceeding USD50,000,000 (or its equivalent);

(vii)	Kyushu, in an aggregate amount exceeding USD50,000,000 (or its equivalent);

(viii)	Ormat, in an aggregate amount exceeding USD15,000,000 (or its equivalent);

(ix)	PLN, in an aggregate amount of more than USD25,000,000 (or its equivalent);

(x)	PGE, in an aggregate amount of more than USD10,000,000 (or its equivalent);

(xi)	the Power Plant Supply Contractor (for so long as it is a Major Project Party), in an aggregate amount of more than USD50,000,000 (or its equivalent); or

(xii)	the Initial Drilling Contractor (for so long as it is a Major Project Party), in an aggregate amount of more than USD25,000,000 (or its equivalent).

(b)

Any injunction or similar form of relief shall be entered or implemented requiring suspension or abandonment of the implementation of all or any part of the Project on grounds of violation of a Safeguards Requirement or other Applicable Law and the injunction or similar form of relief is not stayed or discharged within thirty (30) days of its issuance.

21.9	Cessation of Business

(a)

Subject to paragraph (b) below, the Borrower or any Major Project Party (for so long as it is a Major Project Party) suspends or ceases to carry on, or threatens by a public announcement in writing to suspend or carry on, all or a material part of its business.

(b)	It will not be an Event of Default under paragraph (a) above with respect to:

(i)

the Trust Account Trustee or the Trust Account Bank if substitute arrangements satisfactory to the Intercreditor Agent are put in place within thirty (30) days after the date on which an Event of Default would, but for this paragraph (b), have occurred.

(ii)

an Additional Drilling Contractor, a Technical Support Agreement Provider or a provider of a guarantee or performance security (as referred to in paragraph (f)(vi) of the definition of “Major Project Parties” in Clause 1.1 (Definitions)), if substitute arrangements satisfactory to the Intercreditor Agent are put in place within sixty (60) days after the date on which an Event of Default would, but for this paragraph (b), have occurred

21.10	Transaction Documents

(a)

The GoI fails to comply with any of its obligations under the Government Guarantee, the GoI becomes entitled to terminate any of its obligations under the Government Guarantee, or the Government Guarantee ceases to be in full force and effect at any time prior to the Final Maturity Date or is repudiated, suspended, cancelled, revoked, forfeited, surrendered or terminated or has its validity, enforceability (or that of any of its provisions) challenged for any reason.

(b)

Any person party to a Major Project Document (other than the Government Guarantee) or any Direct Agreement entered into with respect to such Major Project Document does not comply with any of its material obligations in that document or becomes entitled to terminate any of its obligations in that document and, if such document provides for a cure period in respect of such breach or the event giving rise to such right to terminate, such breach or event is not cured, waived or otherwise remedied within that cure period, provided that, with respect only to:

(i)

the Trust Account Agreement or any Direct Agreement entered into with respect to the Trust Account Agreement, where the Borrower is not the party responsible for the breach of the Trust Account Agreement or such Direct Agreement or the event giving rise to the right to terminate, it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place, or the breach is cured, waived or remedied, in each case within thirty (30) days after the date of such breach or event; or

(ii)

any Major Project Document (other than the Trust Account Agreement and any Major Project Document referred to in paragraphs (b) to (g) inclusive of the definition of “Major Project Document” in Clause 1.1 (Definitions)) or any Direct Agreement entered into with respect to such Major Project Document, where the Borrower is not the party responsible for the breach of the relevant document or the event giving rise to the right to terminate, it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place, or the breach is cured, waived or remedied, in each case within sixty (60) days after the date of such breach or event.

(c)	Any of:

(i)	the Constitutional Documents of a Borrower Entity or an Equity Party;

(ii)	the Equity Documents;

(iii)	the JOC;

(iv)	the ESC;

(v)	the PLN Support Letter; or

(vi)	the Government Guarantee,

or any obligation thereunder ceases to be in full force and effect prior to its stated termination date or is repudiated, suspended, cancelled, revoked, forfeited, surrendered or terminated (whether in whole or a part thereof) or has its validity or enforceability (or that of any of its provisions) challenged.

(d)

Any Major Project Document (other than the JOC, the ESC, PLN Support Letter or the Government Guarantee) or any obligation thereunder ceases to be in full force and effect prior to its stated termination date or is repudiated, suspended, cancelled, revoked, forfeited, surrendered or terminated (whether in whole or a part thereof) or has its validity or enforceability (or that of any of its provisions) challenged, other than termination due to the default of a party thereunder, provided that, with respect only to:

(i)

the Trust Account Agreement, it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place within thirty (30) days after the date on which an Event of Default would, but for this proviso, have occurred; or

(ii)

any Major Project Document (other than the Trust Account Agreement and any Major Project Document referred to in paragraphs (b) to (g) inclusive of the definition of “Major Project Document” in Clause 1.1 (Definitions)), it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place within sixty (60) days after the date on which an Event of Default would, but for this proviso, have occurred.

(e)

Any Senior Finance Document or any obligation thereunder ceases to be in full force and effect prior to its stated termination date or is repudiated, suspended, cancelled, revoked, forfeited, surrendered or terminated (whether in whole or a part thereof) or has its validity or enforceability (or that of any of its provisions) challenged otherwise than by a Senior Finance Party, or otherwise is not, or ceases to be, of full force or effect other than in accordance with its terms.

(f)	It is or becomes unlawful for any person (other than a Senior Finance Party) to perform any of its obligations under the Transaction Documents, provided that, with respect only to:

(i)

the Trust Account Agreement, it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place within thirty (30) days after the date on which an Event of Default would, but for this proviso, have occurred; or

(ii)

any Major Project Document (other than the Trust Account Agreement and any Major Project Document referred to in paragraphs (b) to (g) inclusive of the definition of “Major Project Document” in Clause 1.1 (Definitions)), it shall not be an Event of Default if substitute arrangements (including a new Direct Agreement) satisfactory to the Intercreditor Agent are put in place within sixty (60) days after the date on which an Event of Default would, but for this proviso, have occurred.

(g)

Any Transaction Document or any provision of any Transaction Document is required by any Applicable Law (save as contemplated by the terms of such Transaction Document) to be waived, amended or modified, and such event has or is reasonably likely to have a Material Adverse Effect in the opinion of the Intercreditor Agent.

21.11	Effectiveness of Security

Any Security Document ceases to be in full force and effect or ceases to be effective to create the Security Interest or to provide the priority of the relevant Security Interest purported to be created thereunder.

21.12	Abandonment or Damage

(a)	An Abandonment occurs.

(b)	Any of the events referred to in Clauses 3.14(f)(ii) or 3.14(f)(iii) (Insurance Proceeds Account) of the Accounts Agreement occurs.

21.13	PLN Privatisation or PGE Privatisation

(a)	A PLN Privatisation Event occurs.

(b)	PLN ceases to be entitled to receive a subsidy from the GoI for or in respect of electricity sold to consumers.

(c)	A PGE Privatisation Event occurs.

21.14	Project Insurance

Any of the Project Insurance is not, or ceases to be, in full force and effect in any material respect or (at the time it is required to be effected) is unavailable or is avoided in any material respect, or any insurer is or will be entitled to avoid or otherwise reduce its liability in any material respect under any policy relating to the Project Insurance.

21.15	Approvals

Any Material Governmental Authorisation or any other authorisation required to implement the Project is revoked, cancelled or not renewed, or a written notice of violation is issued by the issuing agency or any Governmental Authority having jurisdiction thereover, or any proceeding is commenced by any Governmental Authority for the purpose of revoking, cancelling or not renewing any such Material Governmental Authorisation or other authorisation, and in each case substitute arrangements satisfactory to the Intercreditor Agent are not put in place within thirty (30) days after the date of such revocation, cancellation, non-renewal, delivery of the violation notice or initiation of the proceeding.

21.16	Project Events

(a)	The Lenders’ Completion Date does not occur by the Lenders’ Completion Sunset Date.

(b)

The Intercreditor Agent (acting in consultation with the Senior Lenders’ Technical Advisor and/or the Senior Lenders’ Reserves Consultant) determines that there is no reasonable prospect of the Unit COD of the First Generating Unit occurring on or before the Unit COD Sunset Date of the First Generating Unit.

(c)	The Unit COD of any Generating Unit has not occurred by the Unit COD Sunset Date for that Generating Unit.

(d)

The Intercreditor Agent (acting in consultation with the Senior Lenders’ Reserves Consultant) determines that the Borrower has failed to achieve a Drilling Milestone by the applicable Project Milestone Date.

(e)

The Intercreditor Agent (acting in consultation with the Senior Lenders’ Technical Advisor and/or the Senior Lenders’ Reserves Consultant, as applicable) determines that the Borrower has failed to achieve a Construction Milestone by the applicable Project Milestone Date and:

(i)

the Borrower fails to provide to the Intercreditor Agent in form and substance satisfactory to the Intercreditor Agent in all respects, within thirty (30) days of being requested to do so by the Intercreditor Agent:

(A)	a plan setting out how the Borrower will achieve completion of such Project Milestone in order to enable the Borrower to achieve:

(1)	each remaining Unit COD of a Generating Unit not later than the Unit COD Sunset Date of that Generating Unit; and

(2)	the Lenders’ Completion Date not later than the Lenders’ Completion Sunset Date; and

(B)	an updated draft Project Budget and draft Project Schedule in respect of such plan; or

(ii)	the Borrower or a Power Plant Contractor or the Initial Drilling Contractor fails to implement diligently any course of action detailed in the remedial plan approved by the Intercreditor Agent.

(f)	There is a Forecast Funding Shortfall at any time and the Borrower fails:

(i)

within ten (10) days after the earlier to occur of the Borrower becoming aware of such Forecast Funding Shortfall and the Intercreditor Agent notifying the Borrower of such Forecast Funding Shortfall to demonstrate to the satisfaction of the Intercreditor Agent that the Borrower will cure such Forecast Funding Shortfall within a further thirty (30) days; or

(ii)

having demonstrated to the satisfaction of the Intercreditor Agent that it will cure such Forecast Funding Shortfall within the thirty (30) day period referred to in paragraph (i) above, to cure such Forecast Funding Shortfall within that thirty (30) day period.

21.17	Material Adverse Effect

Any event or series of events occurs which has or is reasonably likely to have a Material Adverse Effect in the opinion of the Intercreditor Agent.

21.18	Business Practices

(a)	A representation or warranty made by the Borrower under Clause 13.25 (Business Practices) is incorrect or misleading in any material respect when made.

(b)	The Borrower does not comply with any of the provisions of Clause 16.16 (Business Practices).

21.19	Environmental and Social Provisions

(a)

A representation or warranty made by the Borrower under Clause 13.23 (Environmental and Social Requirements) is incorrect or misleading in any material respect when made or deemed to be made or repeated, unless the circumstances giving rise to such misrepresentation or breach of warranty:

(i)

are capable of remedy within a period of thirty (30) days so that if the Borrower were to repeat the representation or warranty at the expiry of such period it would be true and not misleading in any material respect;

(ii)

are remedied to the satisfaction of the Intercreditor Agent within such thirty (30) day period commencing on the earlier of the Intercreditor Agent giving notice to the Borrower and the Borrower becoming aware of the misrepresentation or breach of warranty; and

(iii)	do not constitute a Significant Safeguards and Social Non-Compliance.

(b)

A Safeguards and Social Non-Compliance occurs which, in the opinion of the Intercreditor Agent, comprises a Significant Safeguards and Social Non-Compliance when considered either on its own or in conjunction with one or more other Safeguards and Social Non-Compliances (whether or not subsisting).

(c)

The Borrower does not comply with any Safeguards and Social Provisions (except if such failure to comply constitutes a Significant Safeguards and Social Non-Compliance) and such failure to comply continues for a period of thirty (30) days from the earlier of:

(i)	the date on which the Borrower becomes aware of the non-compliance; and

(ii)	the date on which the Intercreditor Agent issues a notice to the Borrower informing it of the non-compliance.

21.20	Moratorium

Any Governmental Authority in Indonesia:

(a)

declares, or takes action to effect, any moratorium on the payment of all or substantially all of the amounts due under agreements involving the borrowing of money or the advance of credit in currencies other than Rupiah; or

(b)

commences negotiations generally with its creditors with a view to a general rescheduling of all or substantially all of the amounts due under agreements involving the borrowing of money or the advance of credit in currencies other than Rupiah.

21.21	Foreign Exchange Control

Any foreign exchange control authorisation required by any Governmental Authority is revoked, altered, amended, replaced or is not otherwise in effect with the result that PLN, PGE or the GoI are unable to make, or the Borrower or the Trust Account Trustee are unable to receive any payments in the required currencies, in each case in accordance with the provisions of the Transaction Documents.

21.22	Expropriation

Any Governmental Authority takes, or provides official notice that it intends to take, any step with a view to the seizure, expropriation, nationalisation or compulsory acquisition (whether or not for fair compensation) of any Borrower Entity, the shares in the capital of any Borrower Entity, or all or a substantial part of the Project Assets or the PGE Assets.

21.23	Senior Facility Agreements

An ADB Event of Default is declared by ADB or a JBIC Event of Default is declared by JBIC.

21.24	Operation and Maintenance

(a)

Subject to paragraph (b) below, the term of the NAES Technical Support Agreement and the WestJEC Technical Support Agreement are not, at least six months before the then applicable Technical Support Agreement Termination Date, extended on terms and conditions (including as to the term of the extension) approved by the Intercreditor Agent.

(b)	It will not be an Event of Default under paragraph (a) above if:

(i)

the Borrower delivers a notice to the Intercreditor Agent pursuant to Clause 18.17(a)(ii) (Operations and Maintenance) specifying that it will allow the NAES Technical Support Agreement or the WestJEC Technical Support Agreement (or both) to terminate on the then applicable Technical Support Agreements Termination Date and which attaches the information required pursuant to Clause 18.17(b)(i) (Operations and Maintenance);

(ii)

the Intercreditor Agent approves the Borrower’s proposed arrangements for the operation and maintenance of the Plant (which may comprise the operation and maintenance of the Plant by the Operator) within the one hundred and twenty (120) day consultation period referred to in Clause 18.17(b)(ii) (Operations and Maintenance); and

(iii)

the Borrower has effected such proposed arrangements (including the entry into of all contracts contemplated by such proposed arrangements, which must be on terms and conditions reasonably satisfactory to the Intercreditor Agent) not later than the date which is at least six (6) months before the then applicable Technical Support Agreement Termination Date.

21.25	JBIC Covered Event

JBIC declares that a JBIC Covered Event subsists.

21.26	First Drawdown Date Sunset Date

The First Advance is made but the First Actual Drawdown Date has not occurred on or before the first Business Day after the First Drawdown Sunset Date.

21.27	Remedies

At any time while an Event of Default subsists, the Intercreditor Agent may issue a notice of such Event of Default to the Borrower and concurrently or at any time thereafter exercise any of the following remedies:

(a)	declare all or part of any amounts outstanding under the Senior Finance Document to be:

(i)	immediately due and payable, whereupon they shall become immediately due and payable; or

(ii)	payable on demand by the Intercreditor Agent;

(b)	cancel all or any part of the Total Commitment;

(c)

require that each Sponsor pay its undrawn and uncalled share of the Total Base Equity Commitment and the Total Contingent Equity Commitment in accordance with the provisions of the Equity Support Deed to which that Sponsor is party, or draw under any Acceptable Equity Contribution LCs issued with respect to that Sponsor to the same extent;

(d)	exercise or instruct any Agent to enforce any or all rights under the Senior Finance Documents and/or the Project Documents to step-in to complete or operate any Generating Unit or the Project;

(e)	instruct the Agents to enforce any or all rights under the Senior Finance Documents; and

(f)	enforce any or all rights and remedies available at law or in equity.

22.	The Agents and Security

22.1	Appointment and Duties of the Intercreditor Agent

(a)

Each Senior Finance Party (other than the Intercreditor Agent) irrevocably appoints the Intercreditor Agent to act as its agent under and in connection with the Senior Finance Documents and irrevocably authorises the Intercreditor Agent to:

(i)

perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Senior Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)	execute as agent for that Senior Finance Party each Senior Finance Document to which the Intercreditor Agent is a party.

(b)	Each Hedging Counterparty irrevocably appoints the Intercreditor Agent to act as its agent under and in connection with the Intercreditor Deed and irrevocably authorises the Intercreditor Agent to:

(i)

perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Intercreditor Deed, together with any other incidental rights, powers and discretions; and

(ii)	execute as agent for that Hedging Counterparty the Intercreditor Deed and each other incidental document to which the Intercreditor Agent is a party.

22.2	Appointment and Duties of the Covered Lenders Facility Agent

(a)

Each Covered Lender irrevocably appoints the Covered Lenders Facility Agent to act as its agent under and in connection with the Senior Finance Documents and irrevocably authorises the Covered Lenders Facility Agent to:

(i)

perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Senior Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)	execute as agent for that Senior Finance Party each Senior Finance Document to which the Covered Lenders Facility Agent is a party.

(b)	Unless the context otherwise requires, the Intercreditor Agent, the Covered Lenders Facility Agent and the Covered Lenders agree that any provision in a Senior Finance Document which requires:

(i)

the Intercreditor Agent to provide notice or deliver any documentation or similar to Senior Lenders who are Covered Lenders, shall be construed as requiring the Intercreditor Agent to provide notice or deliver the relevant documentation or similar to the Covered Lenders Facility Agent; or

(ii)

a Senior Lender who is a Covered Lenders to provide notice or deliver any documentation or similar to the Intercreditor Agent, shall be construed as requiring the Senior Lender to provide notice or deliver the relevant documentation or similar to the Covered Lenders Facility Agent.

22.3	Appointment and Duties of the JBIC Facility Agent

JBIC irrevocably appoints the JBIC Facility Agent to act as its agent under and in connection with the Senior Finance Documents. The rights and duties of the JBIC Facility Agent are set out in the JBIC Facility Agreement and shall prevail to the extent of any conflict with the provisions of this Clause 22.

22.4	Appointment of Security Agents and Establishment of Trust

(a)

Each of the Senior Secured Parties (other than the Security Agents) irrevocably appoints the Onshore Security Agent to act as its security agent under and in connection with the Onshore Security Documents.

(b)

Each of the Senior Secured Parties (other than the Security Agents) irrevocably appoints the Offshore Security Agent to act as its security agent under and in connection with the Offshore Security Documents. In addition, the Offshore Security Agent declares that it holds the Transaction Security constituted by the Offshore Security Documents on trust for the Senior Secured Parties on the terms contained in this Agreement. Section 1 of the Trustee Act 2000 will not apply to that trust. In the case of any inconsistency with the Trustee Act 2000, the terms of this Agreement will constitute a restriction or exclusion for the purposes of that Act.

(c)	Unless expressly provided to the contrary in any Senior Finance Document, the Offshore Security Agent holds:

(i)	the Transaction Security constituted by the Offshore Security Documents and its proceeds; and

(ii)	the benefit of all amounts which the Borrower owes to a Senior Secured Party under or in connection with the Senior Finance Documents,

for the benefit, and as the property, of the Senior Secured Parties and so that they are not available to the personal creditors of the Offshore Security Agent.

(d)	The Offshore Security Agent will separately identify in its records the property rights referred to in paragraph (c) above.

(e)

If the Offshore Security Agent, with the approval of the Intercreditor Agent, determines that the Senior Secured Liabilities Discharge Date (as that term is defined in the Equity Support Deeds) has occurred, the trusts set out in this Agreement shall be wound up and the Offshore Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Offshore Security Agent under each of the Security Documents to which it is a party.

(f)

Each of the Senior Secured Parties appointing a Security Agent irrevocably authorises that Security Agent, on its behalf, to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Senior Finance Documents, together with any other incidental rights, powers and discretions.

(g)	The Security Agents have only those duties which are expressly specified in the Senior Finance Documents. Those duties are solely of a mechanical and administrative nature.

22.5	Role of the Mandated Lead Arrangers

Except as specifically provided in the Senior Finance Documents, the Mandated Lead Arrangers have no obligations of any kind to any other Senior Secured Party under or in connection with any Senior Finance Document.

22.6	Relationship

The relationship between each Agent (on the one hand) and the relevant Senior Secured Parties appointing each such Agent (on the other hand) is that of agent and principal only. Except as contemplated by the Senior Finance Documents, nothing in this Agreement constitutes an Agent as trustee or fiduciary for any other Senior Secured Party or any other person and an Agent need not hold in trust any moneys paid to it for a Senior Secured Party or be liable to account for interest on those moneys.

22.7	Delegation

The Agents may act under the Senior Finance Documents through their respective personnel and agents.

22.8	Instructions; Authority to Act

(a)

No Agent shall exercise any right, power, authority or direction (unless it relates to a matter of a procedural or administrative nature) without first requesting instructions from the relevant Senior Secured Parties and allowing an appropriate time for the relevant Senior Secured Parties to respond.

(b)

In the absence of instructions from the relevant Senior Secured Parties, an Agent may act (or refrain from taking action) as it considers to be in the best interest of the relevant Senior Secured Parties.

22.9	Responsibility

(a)	Each Agent has only those duties which are expressly specified in the Senior Finance Documents. Those duties are solely of a mechanical and administrative nature.

(b)

Each Agent may engage and pay for the advice or services of lawyers, accountants or other professional advisors or experts as that Agent may consider necessary or desirable and rely and act upon such advice.

(c)	No Agent or Mandated Lead Arranger is responsible to any other Party for:

(i)	the execution, genuineness, validity, enforceability or sufficiency of any Senior Finance Document or any other document;

(ii)	the collectability of amounts payable under any Senior Finance Document; or

(iii)	the accuracy of any statements (whether written or oral) made in or in connection with any Senior Finance Document.

(d)	No Security Agent is responsible to any other Party for any failure in perfecting or protecting the Transaction Security, unless directly caused by its gross negligence, fraud or wilful misconduct.

(e)	No Security Agent is responsible for:

(i)	the right or title of any person in or to, or the value of, or sufficiency of any part of the Transaction Security;

(ii)	the priority of any Transaction Security;

(iii)	the existence of any other Security Interest affecting any asset secured by any Transaction Security;

(iv)	any unsuitability, inadequacy or unfitness of any of the assets comprising the Transaction Security as security for any or all of the obligations under any or all of the Senior Finance Documents;

(v)	investigating or monitoring or supervising any person in respect of any assets comprising any part of the Transaction Security;

(vi)

any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability (including, without limitation, in respect of any Taxes) occasioned to any Transaction Security however caused, occasioned or incurred, except to the extent finally judicially determined to have resulted from the wilful misconduct or gross negligence of that Security Agent;

(vii)	insuring or procuring insurance in respect of any of the Transaction Security or any deeds or documents of title or other evidence in respect thereof;

(viii)

any decline in the value or any loss or damage realised or incurred upon any sale or other disposition of any asset comprising part of the Transaction Security, except to the extent finally judicially determined to have resulted from the wilful misconduct or gross negligence of that Security Agent;

(ix)

any deficiency which might arise as a result of such Security Agent being subject to any Tax in respect of all or any of the assets comprising the Transaction Security, the income therefrom or the proceeds thereof;

(x)

any failure to require the deposit with it of any deed or document certifying, representing or constituting the title of any Borrower Entity or Equity Party to any of the assets comprising the Transaction Security; or

(xi)

any failure to obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Senior Finance Documents or any of the Transaction Security.

(f)	Each Security Agent may accept, without enquiry, the title (if any) a Borrower Entity or an Equity Party may have to any asset over which security is intended to be created by any Security Document.

(g)

No Security Agent is obliged to hold in its own possession any Security Document, title deed or other document in connection with any asset over which security is intended to be created by a Security Document. Without prejudice to the foregoing, a Security agent may allow any bank providing safe custody services or any professional advisor to the Security Agent to retain any of those documents in its possession.

22.10	Default

(a)	No Agent is obliged to monitor or enquire as to whether or not a Default has occurred. No Agent will be deemed to have knowledge of the occurrence of a Default. However, if an Agent:

(i)	receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default; or

(ii)	becomes aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Senior Secured Party (other than such Agent) under the Senior Finance Documents,

it shall promptly notify the Facility Agents and ADB (in the case of a Security Agent or a Facility Agent, through the Intercreditor Agent).

(b)

Each Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Senior Finance Document before it commences those proceedings or takes that action.

22.11	Exoneration

(a)

Without limiting paragraph (b) below, no Agent will be liable to any other Senior Secured Party for any action taken or not taken by it under or in connection with any Senior Finance Document, unless directly caused by its gross negligence, fraud or wilful misconduct.

(b)

No Senior Lender may take any proceedings against any officer, employee or agent of an Agent in respect of any claim it might have against any Agent or in respect of any act or omission of any kind (including gross negligence, fraud or wilful misconduct) by that officer, employee or agent in relation to any Senior Finance Document.

(c)

The Agents shall have no liability or obligation to any other Senior Secured Party to account for any sum received by it (other than for the account of another Senior Secured Party) by way of fees or reimbursement of expenses in connection with the Senior Finance Documents or for any benefit received by it arising out of any present or future banking or other relationship with any Borrower Entity or Major Project Party or any person connected with any Borrower Entity or Major Project Party.

22.12	No Liability to the Borrower

(a)	No Agent shall have any liability or obligation to the Borrower as a result of any failure or delay:

(i)	by any other Senior Secured Party or any other third party in performing its respective obligations under any Senior Finance Document; or

(ii)

in crediting an account with an amount required under any Senior Finance Document to be paid by such Agent if that Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by that Agent for that purpose.

(b)

Notwithstanding any other term or provision of this Agreement to the contrary, the Agents shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, whether or not foreseeable, even if the Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise.

(c)	The provisions of this Clause 22.12 shall survive the termination or expiry of this Agreement or the resignation or removal of the Agent.

22.13	Certifications by Agent

Where any provision of this Agreement or any Senior Finance Document provides that an Agent may certify or determine an amount or rate payable by the Senior Lenders or any of them, a certificate by the Agent as to such amount or rate shall be conclusive and binding on each such Senior Lender in the absence of manifest error.

22.14	Reliance

Each Agent may:

(a)

rely and act upon any notice, representation, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent, agreement or any other document or communication received by it to be genuine and correct, and to have been made or signed by or with the authority of the proper person, and shall have no duty or responsibility to enquire, review or check the adequacy, accuracy or completeness of any document supplied to it; and

(b)	engage, pay for and rely on legal or other professional advisors selected by it (including those in its employment and those representing a Senior Lender other than itself).

22.15	Credit Approval and Appraisal

Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Senior Finance Document, each Senior Secured Party confirms that it:

(a)

has made its own independent investigation and assessment of the structure of the Project, the form and substance of the Transaction Documents, the financial condition and affairs of the Equity Parties, the parties to the Project Documents and their respective related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by any Agent or any Mandated Lead Arranger in connection with any Senior Finance Document; and

(b)

will continue to make its own independent appraisal of the matters referred to in paragraph (a) above while any amount is or may be outstanding under the Senior Finance Documents or any Total Commitment is in force.

22.16	Information

(a)	Each Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to it by a Party for that person.

(b)

The Intercreditor Agent shall promptly supply each Facility Agent and ADB with a copy of each document received by the Intercreditor Agent under Clause 3 (Conditions Precedent) upon the request of such Facility Agent or ADB.

(c)	Except where this Agreement specifically provides otherwise, the Agents are not obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)

The Intercreditor Agent shall promptly inform each Agent and ADB of any Event of Default of which an officer of the Intercreditor Agent, acting in respect of this Agreement and in his capacity as such, has actual knowledge.

(e)	Except as provided above, the Agents have no duty:

(i)

either initially or on a continuing basis to provide the Senior Lenders with any credit or other information concerning matters referred to in paragraph (a) above whether coming into its possession before, on or after the Signing Date; or

(ii)	unless specifically requested to do so by a Senior Lender in accordance with a Senior Finance Document to request any certificates or other documents from the Borrower.

22.17	The Agents and Mandated Lead Arrangers Individually

(a)	Each of the Agents and the Mandated Lead Arrangers may:

(i)	carry on any business with the Borrower, any party to the Transaction Documents or their respective related entities (including accepting deposits from and lending money to such persons);

(ii)	act as agent or trustee for, or in relation to any financing involving, the Borrower, any party to the Transaction Documents or their respective related entities; and

(iii)	retain any profits or remuneration in connection with its activities under this Agreement or in relation to any of the foregoing.

(b)

In acting as an Agent, the agency division of the Agent will be treated as separate entities from the Agent’s other divisions and departments. Any information acquired by an Agent which, in its opinion, is acquired by it otherwise than in its capacity as an Agent may be treated as confidential by the Agent and will not be deemed to be information possessed by the Agent in its capacity as such.

(c)	The Borrower irrevocably authorises each Agent to disclose any information which is received by it in its capacity as Agent under the Senior Finance Documents.

22.18	Indemnities

(a)

The Borrower shall, within five (5) Business Days of demand, indemnify each Agent for any liability or loss that the Agent incurs in any way relating to or arising out of its actions as the Agent, except to the extent that the liability or loss arises directly from the Agent’s gross negligence or wilful misconduct.

(b)

Without limiting the liabilities of the Borrower under this Clause 22.18 and the other provisions of the Senior Finance Documents, the Senior Secured Parties (other than the Agents) shall, following any failure by the Borrower to comply with its obligations as set out in this Clause 22.18, within five (5) Business Days of demand, indemnify each Agent for that Senior Secured Party’s share (in proportion to its Exposure at the relevant time) of any liability or loss incurred by that Agent in any way relating to or arising out of its acting as an Agent, except to the extent that the liability or loss arises directly from the Agent’s gross negligence or wilful misconduct.

(c)	The provisions of this Clause 22.18 shall survive the payment in full of all Senior Secured Liabilities and the termination of the Total Commitment.

22.19	Compliance

(a)

Each Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any relevant jurisdiction.

(b)

Without limiting paragraph (a) above, none of the Agents need disclose any information relating to the Borrower or any of its related entities if the disclosure might, in its opinion constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

(c)

Nothing in the Senior Finance Documents will oblige an Agent to satisfy any Know Your Customer Requirements or other checks in relation to the identity of any person on behalf of any Senior Secured Party, and each Senior Secured Party confirms to each Agent that it is solely responsible for any such requirements or other checks and that it may not rely on any statement in relation to those requirements or other checks made by any Agent. For the avoidance of doubt, in the case of a transfer or assignment with respect to a Senior Facility, no Agent shall be obliged to engage directly with any prospective New Senior Lender in connection with their Know Your Customer Requirements or other similar procedures.

22.20	No Partnership

Nothing contained or implied in the Senior Finance Document shall constitute or be deemed to constitute a partnership between any of the Parties.

22.21	Compliance with Laws

Any Agent may take and instruct any delegate to take any action which it considers, in its sole discretion, appropriate so as to comply with any Applicable Law, regulation, request of a public or regulatory authority or any policy which relates to the prevention of fraud, money laundering, terrorism or other criminal activities or the provision of financial and other services to sanctioned persons or entities. Such action may include but is not limited to the interception and investigation of transactions on accounts (particularly those involving the international transfer of funds) including the source of the intended recipient of funds paid into or out of accounts. In certain circumstances, such action may delay or prevent the processing of instructions, the settlement of transactions over the accounts or the relevant Agent’s performance of its obligations under the Senior Finance Documents. Where possible, the Agents will use reasonable endeavours to notify the relevant parties of the existence of such circumstances. Neither the Agents nor any delegate of the Agents will be liable for any loss (whether direct or consequential and including loss of profit or interest) caused in whole or in part by any actions which are taken by the Agents or any delegate of the Agents pursuant to this Clause 22.21 (Compliance with Laws).

22.22	Force Majeure

Notwithstanding anything to the contrary in this Agreement, no Agent shall in any event be liable for any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any circumstances beyond the control of such Agent, including existing or future law or regulation, any existing or future act of governmental authority, act of God, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, computer failure or failure of any money transmission system.

22.23	Investments

Except as otherwise provided in any Security Document, all moneys received by a Security Agent under a Security Document may be:

(a)

invested in the name of, or under the control of, the Security Agent in any investment for the time being authorised by English law for the investment by trustees of trust money or any other investments which may be selected by the Security Agent with the consent of the Required Parties; or

(b)	placed on deposit in the name of, or under the control of, the Security Agent at any bank or institution (including any Senior Secured Party) and upon such terms as the Security Agent thinks fit.

22.24	Release of Security

Upon a disposal of any assets subject to the Transaction Security pursuant to the enforcement of the Transaction Security or if that disposal is permitted pursuant to the provisions of the Senior Finance Documents, the relevant Security Agent shall, at the cost of the Borrower, release those assets from the Transaction Security and is authorised to execute, without the need for any further authority from the Senior Secured Parties, any release of the Transaction Security or other claim over those assets that may be required or desirable.

22.25	Replacement of Intercreditor Agent.

(a)	The Intercreditor Agent may resign at any time by giving not less than thirty (30) days’ prior written notice to the other Senior Secured Parties and the Borrower.

(b)	The Required Parties may, by giving not less than thirty (30) days’ prior written notice to the Intercreditor Agent and the Borrower, terminate the appointment of the Intercreditor Agent.

(c)

The Required Parties may appoint a successor Intercreditor Agent, subject to the consent of the Borrower (such consent not to be unreasonably withheld or delayed), provided that the consent of the Borrower shall not be required during any period in which an Event of Default subsists.

(d)

The Intercreditor Agent’s resignation or termination shall not take effect until a successor Intercreditor Agent has been appointed. Upon such appointment, the successor Intercreditor Agent shall succeed to and become vested with all the rights, powers, discretions and duties of the retiring or terminated Agent and the retiring or terminated Security Agent shall be discharged from any further duties and obligations hereunder.

(e)	The Parties agree to execute whatever documents may be necessary to effect such a change of Intercreditor Agent.

(f)

After any retiring or terminated Intercreditor Agent’s resignation or termination, the provisions of this Clause 22 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Intercreditor Agent.

22.26	Replacement of a Facility Agent

(a)

A Facility Agent may resign at any time by giving not less than thirty (30) days’ prior written notice to the Senior Lenders and the Borrower and provided that, in the case of the resignation by the JBIC Facility Agent, the requirements set out in the JBIC Facility Agreement are complied with.

(b)

The Required Parties may, by giving not less than thirty (30) days’ prior written notice to a Facility Agent and the Borrower, terminate the appointment of a Facility Agent in accordance with the provisions of the Intercreditor Deed and the relevant Senior Facility Agreements, as applicable.

(c)

The Required Parties shall have the right to appoint a successor Facility Agent in accordance with the provisions of the Intercreditor Deed, subject to the consent of the Borrower (such consent not to be unreasonably withheld or delayed), provided that the consent of the Borrower shall not be required during any period in which an Event of Default subsists.

(d)

A Facility Agent’s resignation or termination shall not take effect until a successor Facility Agent has been appointed. Upon such appointment, the successor Facility Agent shall succeed to and become vested with all the rights, powers, discretions and duties of the retiring or terminated Facility Agent and the retiring or terminated Facility Agent shall be discharged from any further duties and obligations hereunder.

(e)	The Parties agree to execute whatever documents may be necessary to effect such a change of Facility Agent.

(f)

After any retiring or terminated Facility Agent’s resignation or termination, the provisions of this Clause 22 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Facility Agent.

22.27	Replacement of a Security Agent

(a)	A Security Agent may resign at any time by giving not less than thirty (30) days’ prior written notice to the other Senior Secured Parties and the Borrower.

(b)	The Required Parties may, by giving not less than thirty (30) days’ prior written notice to such Security Agent and the Borrower, terminate the appointment of any Security Agent.

(c)

The Required Parties may appoint a successor Security Agent, subject to the consent of the Borrower (such consent not to be unreasonably withheld or delayed), provided that the consent of the Borrower shall not be required during any period in which an Event of Default subsists.

(d)

A Security Agent’s resignation or termination shall not take effect until a successor Security Agent has been appointed. Upon such appointment, the successor Security Agent shall succeed to and become vested with all the rights, powers, discretions and duties of the retiring or terminated Agent and the retiring or terminated Security Agent shall be discharged from any further duties and obligations hereunder.

(e)	The Parties agree to execute whatever documents may be necessary to effect such a change of Security Agent.

(f)

After any retiring or terminated Security Agent’s resignation or termination, the provisions of this Clause 22 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Security Agent.

22.28	FATCA Information

Each Agent shall resign in accordance with this Clause 22 (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to this Clause 22) if on or after the date which is three (3) months before the earliest FATCA Application Date relating to any payment to the Agent under the Senior Finance Documents, either:

(a)

the Agent fails to respond to a request under Clause 9.5 (FATCA Information) and a Senior Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(b)

the information supplied by the Agent pursuant to Clause 9.5 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(c)	the Agent notifies the Senior Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) the Borrower or a Senior Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Senior Lender, by notice to the Agent, requires it to resign.

23.	Fees

23.1	Senior Lenders’ Fees

The Borrower shall pay to each Mandated Lead Arranger and/or each Senior Lender such fees as are from time to time agreed between the Borrower and such Mandated Lead Arranger and/or Senior Lender on the date specified in and in accordance with the terms of the relevant Senior Facility Agreement.

23.2	Commitment Fee

The Borrower shall pay to each Senior Lender the commitment fees specified in, and in accordance with, the terms of the relevant Senior Facility Agreement.

23.3	Agents’ Fees

The Borrower shall pay to each Agent, for its own account, an agency fee in the amount, in the manner and at the time agreed in the relevant Fee Letter.

23.4	Advisors Appointment

The Borrower acknowledges that the Intercreditor Agent has appointed or will or may appoint each of the Senior Lenders’ Advisors. The Borrower shall pay the reasonable fees, costs and expenses of each Senior Lenders’ Advisor in accordance with the arrangements agreed by the Borrower in the relevant Senior Lenders’ Advisor’s Appointment Letter.

24.	Expenses and Stamp Duties

24.1	Costs

Unless otherwise agreed in writing between the relevant Senior Finance Party and the Borrower, the Borrower shall, within five (5) Business Days of demand, pay to each Senior Finance Party the amount of all costs and expenses (including legal fees, travel, communication, presentation and other out-of-pocket expenses) reasonably incurred by any of them in connection with:

(a)	the review, negotiation, preparation, printing, execution, notarisation, registration or translation of the Senior Finance Documents;

(b)	wire transfer or other similar fees incurred in the making of any Advance under the Senior Finance Documents;

(c)

any amendment, waiver, consent, suspension of rights (or any proposal for any of the foregoing) relating to a Senior Finance Document or a document referred to in any Senior Finance Document or any other matter;

(d)

any report prepared by, or review, audit, validation or valuation conducted by, or other services pursuant to the Senior Finance Documents and provided by, any of the Senior Lenders’ Advisors or any other advisor or consultant in relation to the Project;

(e)	the giving of any legal opinions required by such Senior Finance Party pursuant to the Senior Finance Documents; and

(f)	the release of the Transaction Security following repayment in full of all amounts outstanding under the Senior Finance Documents.

24.2	Enforcement Costs

The Borrower shall, within three (3) Business Days of demand, pay to each Senior Secured Party the amount of all out-of-pocket costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Senior Finance Document.

24.3	Stamp Duties

The Borrower shall pay, and within three (3) Business Days of demand indemnify each Senior Finance Party against any liability it incurs in respect of, any stamp duty, registration fees and similar Tax which is or becomes payable in connection with the entry into, performance or enforcement of any Senior Finance Document.

25.	Indemnities

25.1	Currency Indemnity

(a)

If a Senior Finance Party receives an amount in respect of the Borrower’s liability under the Senior Finance Documents or an amount held to the order of that Senior Finance Party in respect of such liability (including, for the avoidance of doubt, pursuant to Clause 8.3 (Inconvertibility Events and Suspense Accounts) of the Intercreditor Deed) or if that liability is converted into a claim, proof, judgement or order in a currency other than the currency (the “Contractual Currency”) in which the amount is expressed to be payable under the relevant Senior Finance Document:

(i)

the Borrower shall, within five (5) Business Days of demand, indemnify that Senior Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

(ii)

if the amount received by the Senior Finance Party, when converted into the Contractual Currency at a market rate in the usual course of its business, is less than the amount owed in the Contractual Currency, the Borrower shall forthwith on demand pay to that Senior Finance Party an amount in the Contractual Currency equal to the deficit; and

(iii)	the Borrower shall forthwith on demand pay to the Senior Finance Party concerned any exchange costs and Taxes payable in connection with any such conversion.

(b)	The Borrower waives any right it may have in a jurisdiction to pay any amount under the Senior Finance Documents in a currency other than in which it is expressed to be payable.

25.2	Tax Indemnity

(a)

The Borrower shall, within three (3) Business Days of demand by any Senior Finance Party, pay to such Senior Finance Party an amount equal to the loss, liability or cost which that Senior Finance Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Senior Finance Party in respect of the Senior Finance Documents.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any income Tax (excluding any Tax imposed on any gross up payments made by the Borrower under the Senior Finance Documents) assessed on a Senior Finance Party:

(A)

under the law of the jurisdiction (or jurisdictions) in which that Senior Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Senior Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Senior Finance Party’s Lending Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the revenue or net income received or receivable (but not any sum deemed to be received or receivable) by that Senior Finance Party; or

(ii)

to the extent that the loss, liability or cost is compensated for by an increased payment under Clause 9.1 (Tax gross-up), Clause 9.3 (FATCA Deduction and gross-up by the Borrower and Equity Parties) or paragraph (b) of Clause 9.4 (FATCA Deduction by the Senior Finance Parties), or by a payment under paragraph (c) of Clause 9.4 (FATCA Deduction by the Senior Finance Parties).

(c)

A Senior Finance Party making or intending to make a claim under paragraph (a) above shall promptly notify the Intercreditor Agent of the event which will, or has given, rise to the claim, following which the Intercreditor Agent shall notify the Borrower.

(d)	A Senior Finance Party shall, on receiving payment from the Borrower under this Clause 25.2, notify the Intercreditor Agent of such payment having been made.

25.3	Other Indemnities

(a)

The Borrower shall, within five (5) Business Days of demand, indemnify each Senior Finance Party against any costs, expenses, losses and liabilities which that Senior Finance Party incurs as a consequence of:

(i)	the occurrence of any Default;

(ii)	the operation of Clause 21.27 (Remedies);

(iii)

(other than by reason of negligence or default by a Senior Finance Party) any payment of principal or an overdue amount being received from any source otherwise than on the last day of a relevant Interest Period or Designated Interest Period (as defined in Clause 7.3 (Default Interest));

(iv)

(other than by reason of negligence or default by a Senior Finance Party) a Senior Loan not being made after the Borrower has delivered a Drawdown Notice or a Senior Loan (or part of a Senior Loan) not being prepaid in accordance with a notice of prepayment;

(v)	any Safeguards and Social Claim or any actual or alleged breach of any Environmental and Social Law or Governmental Authorisation issued under any Environmental and Social Law; or

(vi)

(other than by reason of negligence or default by a Senior Finance Party) any claim which is brought against a Senior Finance Party by any person other than another Senior Finance Party in connection with or arising out of the transactions contemplated by any Transaction Document.

(b)	The Borrower shall, within five (5) Business Days of demand, indemnify each Agent against any costs, expenses, losses and liabilities which that Agent incurs as a consequence of:

(i)

investigating any event which it reasonably believes is a Default (provided that such Agents shall provide the Borrower with prior written notice before instructing legal counsel in connection with any such Default);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised, in each case, after the occurrence of a Default;

(iii)	enforcing any Transaction Security; or

(iv)	exercising any of the rights, powers, discretions or remedies vested in it under any Senior Finance Document or by Applicable Law, in each case, after the occurrence of a Default.

26.	Evidence and Calculations

26.1	Accounts

Accounts maintained by a Senior Finance Party in connection with the Senior Finance Documents are, in the absence of manifest error, prima facie evidence of the matters to which they relate.

26.2	Certificates and Determinations

Any certification or determination by a Senior Finance Party of a rate or amount under the Senior Finance Documents shall, in the absence of manifest error, be presumed to be correct unless the contrary is shown.

26.3	Calculations

Save as otherwise expressly provided in this Agreement or any Senior Finance Document, interest and fees accrue accruing under a Senior Document accrue from day to day, from and including the first day in the relevant period up to but excluding the last day of the relevant period in respect of which such interest or fees are payable under the Senior Finance Documents, and are calculated on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.

27.	Waivers and Amendments

27.1	Waivers and Remedies Cumulative

The rights of each Senior Finance Party under the Senior Finance Documents:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under the general law; and

(c)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

27.2	Amendments

(a)	Subject to:

(i)	the following paragraphs of this Clause 27.2; and

(ii)	Clauses 3 (Voting and Decision Making) and 4 (Decisions) of the Intercreditor Deed (as applicable),

any term of the Senior Finance Documents may be amended or waived with the agreement of the Borrower and the Intercreditor Agent. Any such amendment or waiver shall be valid and binding on all the parties to such Senior Finance Document. The Intercreditor Agent shall promptly notify each Agent, ADB and the Hedging Counterparties of any such amendment or waiver.

(b)

An amendment or waiver not agreed or deemed agreed by a Senior Finance Party and which relates to a term of a Senior Finance Document which expressly requires the consent of that Senior Finance Party is not binding on that Senior Finance Party.

(c)	An amendment or waiver which relates directly to the rights and/or obligations of any Agent in its capacity as such may not be effected without the agreement of that Agent.

(d)	No amendments may be made to the Security Documents without the consent of the relevant Security Agent.

(e)	Any term of the Intercreditor Deed may be amended or waived in accordance with the provisions of the Intercreditor Deed without the consent of the Borrower other than:

(i)	any of the following terms defined in Clause 1.1 (Definitions) of the Intercreditor Deed: “Decision Date”, “Exposure”, “First Drawdown Sunset Date” and “Required Parties”;

(ii)	Clause 3.1 (Determination of Eligible Votes) of the Intercreditor Deed;

(iii)	Clause 3.4 (Failure to Vote) of the Intercreditor Deed;

(iv)	Clause 4 (Decisions) of the Intercreditor Deed;

(v)	Clause 5 (Hedging) of the Intercreditor Deed; and

(vi)	Clause 6 (Enforcement) of the Intercreditor Deed,

each of which shall require the consent of the Borrower (such consent not to be unreasonably withheld or delay).

28.	Changes to the Parties

28.1	Transfers by the Borrower

The Borrower may not Dispose of any of, or any interest in, the rights and/or obligations of the Borrower under the Senior Finance Documents.

28.2	Transfers by Senior Lenders

(a)

A Senior Lender (an “Existing Senior Lender”) may, subject to the terms of this Clause 28 (Changes to the Parties) and the terms of the applicable Senior Facility Agreement, at any time transfer any part of its Commitment and/or any part of a Participation and/or assign or transfer any of its rights and/or obligations under the Senior Finance Documents to another bank or financial institution (the “New Senior Lender”), subject to the following:

(i)	unless an Event of Default is subsisting, the Existing Senior Lender must give prior written notice to the Borrower of any such transfer or assignment;

(ii)	if such transfer or assignment is effected by a Covered Lender during the Availability Period, the New Senior Lender must have a Required Credit Rating;

(iii)	if such transfer or assignment is made by a Covered Lender, JBIC must have given its prior written consent to the transfer or assignment; and

(iv)	no such transfer or assignment may be made to a Borrower Entity, Equity Party or an Affiliate of any Equity Party.

For the avoidance of doubt, the consent of the Borrower is not required for any such transfer or assignment.

(b)	Other than in the case of a transfer of a Commitment or Participation by:

(i)	JBIC or ADB; or

(ii)	an existing Senior Lender to another existing Senior Lender or an Affiliate of an existing Senior Lender,

any transfer by a Senior Lender of a Commitment or a Participation shall be in a minimum amount of USD10,000,000, provided that if the Total Commitment or Participation of the Existing Senior Lender is less than USD10,000,000, such transfer shall be for the full amount of such Commitment or Participation.

(c)	A transfer of obligations with respect to a Senior Facility will be effective only if either:

(i)	the obligations are assigned or transferred in accordance with Clause 28.3 (Procedure for Transfer – Senior Lenders); or

(ii)

the New Senior Lender confirms to the Intercreditor Agent and the Borrower that it undertakes to be bound by the terms of this Agreement as a Senior Lender in form and substance satisfactory to the Intercreditor Agent. On the transfer becoming effective in this manner, the Existing Senior Lender shall be relieved of its obligations under the Senior Finance Documents to the extent that they are transferred to the New Senior Lender, and each relevant Agent has been paid any fees payable to it in connection with the transfer or assignment.

(d)

On each occasion that an Existing Senior Lender transfers any of its Commitment and/or any of its Participation and/or assigns or transfers any of its rights and/or obligations under the Senior Finance Documents, the New Senior Lender shall pay to each of the Intercreditor Agent, each Security Agent, (in the case of a transfer or assignment with respect to rights and/or obligations under the Covered Lenders Facility Agreement) the Covered Lenders Facility Agent and (in the case of a transfer or assignment with respect to rights and/or obligations under the JBIC Facility Agreement) the JBIC Facility Agent for their own account at least three (3) Business Days before the assignment or transfer takes effect a transfer fee of USD2,500.

(e)	An Existing Senior Lender is not responsible to a New Senior Lender for:

(i)	the execution, genuineness, validity, enforceability or sufficiency of any Senior Finance Document or any other document;

(ii)	the collectability of amounts payable under any Senior Finance Document; or

(iii)	the accuracy of any statements (whether written or oral) made in or in connection with any Senior Finance Document.

(f)	Each New Senior Lender confirms to the Existing Senior Lender and the other Senior Finance Parties that it:

(i)

has made its own independent investigation and assessment of the financial condition and affairs of each Borrower Entity and each Major Project Party and each of their related entities in connection with its participation in the Senior Finance Documents and has not relied exclusively on any information provided to it by the Existing Senior Lender in connection with any Senior Finance Document; and

(ii)

will continue to make its own independent appraisal of the creditworthiness of each Borrower Entity and each Major Project Party and each of their related entities while any amount is or may be outstanding under the Senior Finance Documents or any Total Commitment is in force.

(g)	Nothing in any Senior Finance Document obliges an Existing Senior Lender to:

(i)	accept a re-transfer from the New Senior Lender of any of the rights and/or obligations assigned or transferred under this Clause 28.2 (Transfers by Senior Lenders); or

(ii)

support any losses incurred by the New Senior Lender by reason of the non-performance by any Borrower Entity or any Major Project Party of its obligations under the Senior Finance Documents or otherwise.

(h)

Any reference in this Agreement to a Senior Lender includes the New Senior Lender but excludes such Senior Lender if no amount is or may be owed to or by it under the Senior Finance Documents and its Commitment has been cancelled or reduced to nil.

28.3	Procedure for Transfer – Senior Lenders

(a)	A transfer of obligations with respect to a Senior Facility is effected if:

(i)

the Existing Senior Lender and the New Senior Lender deliver to the Intercreditor Agent and the relevant Facility Agent (if any) a Deed of Novation – Senior Lenders together with such further documents and acknowledgements as may be necessary (in the reasonable opinion of the Intercreditor Agent) to perfect or protect the security created under the Security Documents;

(ii)

the Intercreditor Agent and the relevant Facility Agent (if any) executes such Deed of Novation – Senior Lenders, provided that the Intercreditor Agent and the relevant Facility Agent (if any) shall not be obliged to execute such Deed of Novation – Senior Lenders unless all Know Your Customer Requirements in relation to the transfer to such New Senior Lender have been completed; and

(iii)	all fees required to be paid pursuant to Clause 28.2(d) (Transfers by Senior Lenders) have been paid.

(b)

Each Party (other than the Existing Senior Lender and the New Senior Lender) irrevocably authorises the Intercreditor Agent and its relevant Facility Agent (if any) to execute any duly completed Deed of Novation – Senior Lenders on its behalf.

(c)	To the extent that they are expressed to be the subject of the transfer in the relevant Deed of Novation – Senior Lenders:

(i)	the Existing Senior Lender and the other Parties (the “Existing Parties”) will be released from their obligations to each other (the “Discharged Obligations”);

(ii)

the New Senior Lender and the Existing Parties will assume obligations towards each other which differ from the Discharged Obligations only insofar as they are owed to or assumed by the New Senior Lender instead of the Existing Senior Lender;

(iii)	the rights of the Existing Senior Lender against the Existing Parties and vice versa (the “Discharged Rights”) will be cancelled; and

(iv)

the New Senior Lender and the Existing Parties will acquire rights against each other which differ from the Discharged Rights only insofar as they are exercisable by or against the New Senior Lender instead of the Existing Senior Lender, all on the date of execution of the Deed of Novation – Senior Lenders by the Intercreditor Agent or, if later, the date specified in the Deed of Novation – Senior Lenders.

(d)	Upon the execution of a Deed of Novation – Senior Lenders in accordance with paragraph (a) above:

(i)	the Intercreditor Agent shall deliver promptly a copy of such Deed of Novation – Senior Lenders to the Borrower and the applicable Facility Agent (if any); and

(ii)

the Intercreditor Agent shall deliver to the Borrower, the Facility Agents, ADB, the Existing Senior Lender and the New Senior Lender an acknowledgement of such transfer together with a statement showing the revised Commitments and/or Participations (as applicable) owing to each Senior Lender under the relevant Senior Facility.

28.4	Hedging Counterparties

(a)	A person may become party to this Agreement and the Intercreditor Deed as a Hedging Counterparty after the Signing Date only:

(i)	if that person is an Eligible Bank; and

(ii)	upon the full execution and delivery to the Intercreditor Agent of a Deed of Accession – Hedging Counterparties.

(b)

Upon delivery to the Intercreditor Agent of a Deed of Accession – Hedging Counterparties as contemplated under paragraph (a)(ii) above, the Eligible Bank signing as a Hedging Counterparty thereunder shall become a Hedging Counterparty for the purposes of this Agreement, the Intercreditor Deed and (to the extent applicable) the other Senior Finance Documents and be entitled to all of the rights and subject to all of the obligations applicable to a Hedging Counterparty under this Agreement, the Intercreditor Deed and the other Senior Finance Documents (to the extent applicable).

28.5	Sub-participations

(a)

A Senior Lender may grant a sub-participation (or an arrangement having a similar economic effect) in all or any part of its Commitment and/or Participation to any commercial bank or lending institution; provided that:

(i)	no such sub-participation shall alter such Senior Lender’s obligations under the Senior Finance Documents; and

(ii)	in the case of a Covered Lender, JBIC has provided its prior written consent.

(b)

The Senior Lenders shall be entitled to provide documents and information relating to any such sub-participation to potential purchasers of any such sub-participation, provided that such potential purchaser (other than a potential purchase of a sub-participation with respect to all or any part of ADB’s or JBIC’s Commitment and/or Participation) has entered into an undertaking enforceable by the Borrower to keep such information confidential, the terms of which are at least as favourable to the Borrower as the terms of Clause 30.2 (Senior Finance Party Confidentiality).

28.6	Security over Senior Lenders’ Rights

In addition to the other rights provided to the Senior Lenders under this Clause 28 (Changes to the Parties), each Senior Lender (other than a Covered Senior Lender) may, without consulting with or obtaining the consent from the Borrower, at any time charge, assign or otherwise create security in or over (whether by way of security or otherwise) all or any of its rights under any Senior Finance Document to secure obligations of that Senior Lender including any charge, assignment or other security to secure obligations to a federal reserve or central bank and in the case of any Senior Lender which is a fund, any charge, assignment or other security granted to any holders (or trustee or representative of holders) of obligations owed, or securities issued, by that Senior Lender as security for those obligations or securities, except that, in each case, no such charge, assignment or security shall:

(a)

release a Senior Lender from any of its obligations under the Senior Finance Documents or substitute the beneficiary of the relevant charge, assignment or other security for the Senior Lender as party to any of the Senior Finance Documents; or

(b)

require any payment to be made by the Borrower or grant to any person any more extensive rights than those required to be made or granted to the relevant Senior Lender under the Senior Finance Documents.

28.7	Register

The Intercreditor Agent shall keep a register of all the Parties and shall supply any other Party (at that Party’s expense) with a copy of the register on request.

28.8	Lending Offices

Each Senior Lender (other than JBIC) shall participate in the Senior Facilities to which it is a party through its Lending Office, but may change its Lending Office from time to time in relation to all or part of its Commitment and/or Participation in such Senior Facility or Senior Facilities, as the case may be, after giving not less than five (5) Business Days’ prior notice to the Intercreditor Agent, and in the case of a Covered Lender, with the prior written consent of JBIC.

28.9	Costs resulting from change of Senior Lender or Lending Office

If:

(a)

a Senior Lender (other than JBIC or ADB or a Covered Lender who assigns or transfers any such rights to JBIC pursuant to Clause 28.13 (Subrogation and Assignment) of the Reimbursement and Subrogation Agreement) otherwise than at the request of the Borrower assigns or transfers any of its rights and obligations under the Senior Finance Documents or changes its Lending Office; and

(b)

as a result of circumstances existing at the date of the assignment, transfer or change occurs, the Borrower would be obligated to make a payment to the New Senior Lender or the existing Senior Lender acting through its new Lending Office under Clause 9.1 (Tax gross-up) or Clause 11.3 (Increased Cost Payments), then, unless the assignment, transfer or change occurs while an Event of Default subsists, the Borrower need only make such payment to the same extent that it would have been obliged to if no assignment, transfer or change had occurred.

28.10	Reference Banks

If a Senior Lender that is a Reference Bank ceases to be a Senior Lender, the Intercreditor Agent shall, in consultation with the Borrower, appoint another Senior Lender or an Affiliate of another Senior Lender to replace that Reference Bank.

28.11	Additional Transfer Requirements

(a)

Unless a New Senior Lender or a new Hedging Counterparty expressly agrees with the Intercreditor Agent in writing to the contrary, in no event shall an assignment, novation or transfer of rights or obligations permitted under Clause 28.2 (Transfers by Senior Lenders) or an accession permitted under Clause 28.4 (Hedging Counterparties) (as the case may be) be effective unless and until the Intercreditor Agent confirms to the Existing Senior Lender and the New Senior Lender that the Borrower has complied with those of its obligations under paragraph (b) below which the Intercreditor Agent determines are required under Applicable Law to be performed prior to the assignment, novation or transfer, or accession, taking effect.

(b)	The Borrower undertakes that it shall, promptly upon request of the Intercreditor Agent and at its cost:

(i)

do all things necessary to ensure that the Senior Finance Parties (including any proposed New Senior Lender and new Hedging Counterparty) are registered as Senior Secured Parties under each Onshore Security Document registered with the Fiduciary Registration Office Jakarta, Indonesia;

(ii)	do all things necessary to ensure that the Senior Finance Parties (including any proposed New Senior Lender) are registered as the applicable Senior Finance Parties with the PKLN Team;

(iii)

obtain the Bank Indonesia’s approval and/or registration of the Senior Finance Parties (including any proposed New Senior Lender), to the extent that such approval has not been granted previously and is customarily obtained pursuant to prevailing market practice;

(iv)

obtain all authorisations, registrations and do all other things that it is required to obtain or do under Applicable Law, or which the Intercreditor Agent reasonably considers necessary or desirable, to ensure that:

(A)	each Senior Finance Document will continue to be a legally valid, binding and enforceable obligation of each party thereto (including a proposed New Senior Lender and new Hedging Counterparty); and

(B)

the Security Interests created by each Security Document will continue to be valid and effective in all respects (including in respect of a proposed New Senior Lender and new Hedging Counterparty); and

(C)

each Security Document that is governed by Indonesian law will continue to be a legally valid, binding and enforceable obligation of each party thereto and the Security Interests created by each such Security Document will continue to be valid and effective and will extend to secure the obligations of the Borrower to all Senior Secured Parties (including the New Senior Lender and new Hedging Counterparty) under the Senior Finance Documents.

28.12	Replacement of a Covered Lender

(a)	If:

(i)	the Borrower is obligated to make a payment to any Covered Lender under Clause 9.1 (Tax gross-up);

(ii)	any Covered Lender claims indemnification from the Borrower under Clause 25.2 (Tax Indemnity);

(iii)	the Borrower is required to make a payment to a Senior Lender under Clause 11.3 (Increased Cost Payments); or

(iv)	any circumstances arise which result in a Covered Lender becoming a Non-Consenting Covered Lender,

the Borrower may, whilst the circumstance giving rise to the requirement, indemnification, prepayment or a Covered Lender being a Non-Consenting Covered Lender continues, replace that Covered Lender in accordance with paragraph (b) below.

(b)

Subject to the terms and conditions of this Agreement, including compliance with the requirements of paragraph (c) below and the conditions in paragraph (d) below, the Borrower may, in the circumstances set out in paragraph (a) above, replace a Covered Lender by requiring such Covered Lender to (and such Covered Lender shall) transfer pursuant to this Clause 28 (Changes to the Parties) all of its Commitment and Participations to one or more Senior Lenders or New Senior Lenders selected by the Borrower (each a “Replacement Senior Lender”).

(c)	The requirements referred to in paragraph (b) above are:

(i)	the transferring Covered Lender must complete satisfactory “know-your-customer requirements” in respect of the proposed replacement Covered Lender;

(ii)	the Borrower and the transferring Covered Lender must obtain JBIC’s prior written consent to the proposed replacement Covered Lender; and

(iii)

the Replacement Senior Lender must confirm its willingness to purchase and to assume the relevant Covered Lender’s Commitment and Participations (as the case may be), and acquire all of the rights and assume all the relevant obligations, of that Senior Lender on the same basis as the existing Covered Lender pursuant to an assignment or transfer in accordance with the provisions of Clause 28 (Changes to the Parties).

(d)	The replacement of a Covered Lender shall be subject to the further conditions that:

(i)	each assignment, transfer or assumption of Commitments and/or Participations in Senior Loans shall be arranged by the Borrower;

(ii)

no Covered Lender shall be obliged to make any assignment or transfer pursuant unless and until it has received payment from the Replacement Senior Lender(s) in an aggregate amount equal to the amount of the Senior Loans outstanding and owing to the relevant Covered Lender, together with accrued and unpaid interest and fees (including, if the effective date of the assignment or transfer is not an Interest Payment Date in relation to any Participation in a Senior Loan being transferred, any Breakage Costs and all other amounts payable to the existing Covered Lender under this Agreement and the other Senior Finance Documents);

(iii)	if the Covered Lender to be replaced is also a Hedging Counterparty:

(A)	the Replacement Senior Lender is an Eligible Bank;

(B)	either:

(1)	the Hedging Agreements entered into by the Borrower and the existing Covered Lender must be novated to the Replacement Senior Lender on terms to be agreed with the Covered Lender being replaced; or

(2)

upon an early termination of the existing Covered Lender’s Hedging Agreements arising as a result of the replacement, the Replacement Senior Lender must enter into a replacement Hedging Agreement on at least as favourable terms as the Hedging Agreement being terminated; and

(C)	the Borrower shall pay all outstanding Hedging Costs and Hedging Termination Sum (if any) and all other costs and expenses in connection with the novation or termination of such Hedging Agreements;

(iv)	the Borrower shall have no right to replace an Agent in its capacity as such;

(v)	none of the Senior Finance Parties shall have any obligation to the Borrower to find a Replacement Senior Lender;

(vi)

in no event shall the Covered Lender replaced under this Clause 28.12 be required to pay or surrender to a Replacement Senior Lender any of the fees received by such replaced Senior Lender pursuant to the Senior Finance Documents; and

(vii)	the Borrower shall bear all costs and expenses arising from any of the transaction contemplated in the foregoing paragraphs.

28.13	Subrogation and Assignment

(a)	Without prejudice and in addition to the provisions of the Reimbursement and Subrogation Agreement and any right of indemnification or subrogation JBIC may have at law, in equity or otherwise:

(i)

the Borrower and the Intercreditor Agent (on behalf of the Covered Lenders) acknowledge and agree that, if JBIC makes any payment pursuant to the EPRG (each such payment being an “EPRG Payment”), JBIC shall immediately be subrogated, to the extent of such EPRG Payment, to the rights and interests of each Covered Lender, including the rights and interests under the other Senior Finance Documents and to any Project Assets as a Senior Secured Party (the “Subrogation Rights”), and that such Subrogation Rights and the Borrower's obligations hereunder to JBIC as the subrogee shall constitute unpaid obligations for the purposes of this Agreement; and

(ii)

in furtherance of the foregoing, promptly upon JBIC’s request, the Covered Lenders or the Intercreditor Agent on behalf of the Covered Lenders shall execute any assignment and transfer documentation and endorsements reasonably requested by JBIC and permitted by Applicable Laws to effect the transfer to JBIC of all rights, title and interest in and to the Senior Loans, this Agreement, the other Senior Finance Documents and any other related agreements, documents and instruments, including rights to the Project Assets securing the obligations owed to the Covered Lenders, to the extent of JBIC’s Subrogation Rights, whereupon JBIC shall become, subject to paragraph (b) below, a “Covered Lender” for the purposes of the Senior Finance Documents (other than the EPRG) with respect to such assigned or transferred Subrogation Rights.

(b)	Notwithstanding paragraph (a) above:

(i)

the terms and conditions of the Senior Loans in respect of which JBIC has Subrogation Rights and/or which are assigned or transferred to JBIC pursuant to paragraph (a)(ii) above shall be deemed to be those set out in the Senior Finance Documents which are applicable to Senior Loans under the JBIC Facility; and

(ii)

JBIC shall not, with respect to the Subrogation Rights, be treated as a Covered Lender for the purposes of Clauses 9 (Taxes), 11 (Increased Costs), 12 (Mitigation) and 28 (Changes to the Parties) and shall instead be treated for all purposes as JBIC, in each case as if JBIC’s interest in any amounts outstanding with respect to any Covered Loans representing its Subrogation Rights were amounts owed to JBIC under or in connection with the JBIC Facility.

29.	Advisors

The Intercreditor Agent may:

(a)

in addition to Senior Lenders’ Advisors appointed on or before the Closing Date, appoint such additional consultants or advisors to act on behalf of the Senior Lenders in relation to the Project, subject (unless a Default is subsisting) to the consent of the Borrower (such consent not to be unreasonably withheld or delayed); and

(b)

if any of the Senior Lenders’ Advisors resign or their appointments otherwise cease or are terminated, subject (unless a Default is subsisting) to the consent of the Borrower (such consent not to be unreasonably withheld or delayed), appoint a new Senior Lenders’ Advisor, as appropriate.

30.	Disclosure of Information

30.1	Borrower Confidentiality

(a)

The Borrower shall treat the Senior Finance Documents as confidential and shall not disclose to any person, other than the Senior Finance Parties, any provision of, or information regarding, the Senior Finance Documents without the prior written consent of the Intercreditor Agent or to the extent contemplated in paragraph (b) below.

(b)	The Borrower may disclose any provision of, or information regarding, the Senior Finance Documents:

(i)	to the Equity Parties and any other Borrower Entity and the officers, employees and/or directors of any of the foregoing;

(ii)	to the officers, employees and/or directors of its Affiliates;

(iii)

to the Borrower’s and the Equity Parties’ and any of their Affiliates’ professional advisors, agents, service providers (including its auditors, insurers or insurance brokers), Representatives, shareholders or potential shareholders (on a similar confidential basis);

(iv)

to any person (including to that person’s Affiliates, Representatives and professional advisors) with whom any Equity Party or any Borrower Entity is proposing to enter, or has entered into, any kind of agreement for the transfer of any shares in the capital of any Borrower Entity or Equity Party;

(v)	to any rating agency or direct or indirect provider of credit protection of any Equity Party or any Borrower Entity;

(vi)	if and to the extent such disclosure is required by Applicable Law or pursuant to any regulatory or stock exchange requirements or if such information becomes publicly available;

(vii)	to any Governmental Authority;

(viii)	to any banking or other regulatory or examining authorities (whether governmental or otherwise) on whose instructions it is accustomed to comply, upon an instruction to do so; and

(ix)	to any counterparty to a Project Document who is entitled to receive such information or where the Borrower (acting reasonably) considers it necessary or desirable to make such disclosure.

30.2	Senior Finance Party Confidentiality

(a)

Subject to paragraph (b) below and Clauses 30.3 (ADB Disclosure Obligations) and 30.4 (JBIC Disclosure Obligations), each Senior Finance Party shall treat all information relating to the Borrower (except information which is publicly available or in respect of which disclosure is required by law) (the “Information”) as confidential.

(b)	The Senior Finance Parties may only disclose any Information to:

(i)

the officers, employees and/or directors of its head office, branches of its head office and its Affiliates involved in the credit process, inspection, internal controls or auditing functions to whom such Information is routinely or ordinarily made available provided that the Senior Finance Party shall notify the party that the Information disclosed is confidential (unless the party is bound by Applicable Law to treat all such information as confidential);

(ii)

the officers, employees and/or directors of its Affiliates (other than those referred to in paragraph (a) above), provided that the Senior Finance Party shall notify the party that the Information disclosed is confidential;

(iii)	any banking or other regulatory or examining authorities (whether governmental or otherwise) on whose instructions banks are accustomed to comply, upon an instruction to do so;

(iv)

its or its Affiliates’ professional advisors, agents, service providers (including its auditors, insurers or insurance brokers) and Representatives, provided that the Senior Finance Party shall notify the party that the Information disclosed is confidential;

(v)	any person (including to that person’s Affiliates, Representatives and professional advisors) with whom:

(A)	in accordance with Clause 28.2 (Transfers by Senior Lenders), it is proposing to enter, or has entered into, any kind of transfer, in relation to this Agreement; or

(B)	it is proposing to enter into any risk transfer (including insurance) or similar arrangements in relation to this Agreement,

provided in each case that such person (other than any such person who is proposing to enter into or has entered into any such transaction with respect to all or any part of ADB’s or JBIC’s Commitment and/or Participation) has entered into an undertaking enforceable by the Borrower to keep the Information confidential, the terms of which are at least as favourable to the Borrower as the terms of this Clause 30.2 (Senior Finance Party Confidentiality);

(vi)

upon any of the remedies listed in Clause 21.27 (Remedies) being taken, any potential purchaser of the Project or any part thereof, provided that the Senior Finance Party shall notify that potential purchaser that the Information is confidential and such entity has entered into an agreement that it will be bound by the provisions of this Clause 30 (Disclosure of Information);

(vii)	any rating agency or direct or indirect provider of credit protection of a Senior Finance Party;

(viii)	if and to the extent permitted under Clause 28.5 (Sub-participations);

(ix)

any person appointed by that Senior Finance Party to provide administration or settlement services in respect of one or more of the Senior Finance Documents, including in relation to the trading of participations in respect of the Senior Finance Documents, provided that the Senior Finance Party shall notify such person that the Information is confidential and such person has entered into an agreement that it will be bound by the provisions of this Clause 30 (Disclosure of Information);

(x)	any other person if required by any applicable law or regulation; or

(xi)	any Specified International Finance Institution in relation to any violation of any of the provisions of Clause 16.16 (Business Practices).

30.3	ADB Disclosure Obligations

Without limiting Clause 30.2 (Senior Finance Party Confidentiality), the Borrower agrees that ADB may disclose any Information:

(a)

to the extent required, under the Public Communication Policy, to be made publicly available on ADB's website (www.adb.org) including, project data sheets (“PDS”) that provide for a brief factual summary of the Project and certain other information regarding the Project, an abbreviated version of the report and recommendation of the President of the ADB (“RRP”) prepared in connection with the approval of ADB's investment by the Board of Directors) and certain other documents as required by the Public Communication Policy provided that ADB shall not make publicly available any Information in any PDS, RRP or other report prepared by ADB without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed;

(b)

required to be disclosed under ADB’s Accountability Mechanism Policy 2012, provided that no disclosure to the public shall be made of the Transaction Documents or any information of a commercially sensitive nature;

(c)

circulated to the ADB Board of Directors as part of its approval process and portfolio administration. The members of the ADB Board may also seek instructions from their constituents and the Board documents and other relevant Information may be distributed to representatives of the relevant member countries of ADB; or

(d)	to the extent required to be disclosed to the Clean Technology Fund or the Climate Change Fund for the Private Sector in Asia.

30.4	JBIC Disclosure Obligations

Without limiting Clause 30.2 (Senior Finance Party Confidentiality), as a public financial institution, JBIC may disclose certain information to the general public or others which might form part of the Information pursuant to certain operating and internal procedures or policies affecting public institutions. There will be no limit on disclosures by JBIC if the Borrower, any Equity Parties or any Affiliates of any of them, or any of their advisors, auditors, shareholders and potential shareholders of any Borrower Entity, Equity Party or any Affiliate of any of them, whether before or after the Signing Date, violates any provision of any Senior Finance Document or otherwise cites any matter or agreement relating to the Project or any Senior Finance Document in connection with any other actual or potential project or financing.

30.5	Continuing Obligations

This Clause 30 (Disclosure of Information) shall survive and continue in full force and effect for the benefit of each Party notwithstanding the repayment of any or all amounts outstanding under the Senior Finance Documents, cancellation or termination of the Senior Facilities or any Commitment or any part thereof and/or the termination of one or more types of banker-customer relationships between the Borrower and any of the Senior Finance Parties.

31.	Set-Off

Subject to Clause 8 (Sharing) of the Intercreditor Deed, a Senior Finance Party may, while an Event of Default is subsisting, set off any matured obligation owed by the Borrower under the Senior Finance Documents (to the extent beneficially owned by that Senior Finance Party) against any obligation (whether or not matured) owed by that Senior Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Senior Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If any such obligation is unliquidated or unascertained, the Senior Finance Party may set off in an amount estimated by it in good faith to be the amount of that obligation.

32.	Severability

If a provision of any Senior Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)	the validity or enforceability in that jurisdiction of any other provision of the Senior Finance Documents; or

(b)	the validity or enforceability in other jurisdictions of that or any other provision of the Senior Finance Documents.

33.	Counterparts

Each Senior Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Senior Finance Document.

34.	Notices

34.1	Giving of Notices

All notices or other communications under or in connection with the Senior Finance Documents shall be given in writing and, unless otherwise stated may be made by letter or facsimile (or if the recipient so agrees by electronic communication pursuant to Clause 34.3 (Electronic Communication)). A copy of all notices and other communications shall also be sent via electronic mail to the recipient of the notice or other communication. Any such notice will be deemed to be given as follows:

(a)	if by letter, when delivered personally or on actual receipt;

(b)	if by facsimile, when received in legible form; and

(c)	if by way of electronic communication:

(i)	if the recipient has agreed to receive the notice by electronic communication when received in legible form by the recipient; or

(ii)	if it complies with the rules under Clause 34.3 (Electronic Communication).

However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

34.2	Addresses for Notices

(a)	The address and facsimile number of each Party (other than the Borrower, the Intercreditor Agent and the Facility Agents) for all notices under or in connection with the Senior Finance Documents are:

(i)	those notified by that Party for this purpose to the Intercreditor Agent on or before the date it becomes a Party; or

(ii)	any other notified by that Party for this purpose to the Intercreditor Agent with not less than five (5) Business Days’ prior notice.

(b)	The address and facsimile number of the Borrower are:

Sarulla Operations Ltd

The Energy Building 51st Floor

SCBD Lot. 11A

Jl. Jend. Sudirman Kav 52-53

Jakarta 12190, Indonesia

Attn:	Chief Financial Officer
Tel:	+62 21 2995 1648
Facsimile:	+62 21 2995 1649
E-mail:	sol-finance@sarulla-geothermal.com

or such other as the Borrower may notify to the Intercreditor Agent with not less than five (5) Business Days’ prior notice.

(c)	The address and facsimile number of the Intercreditor Agent are:

Mizuho Bank, Ltd.

168 Robinson Road

#11-01 Capital Tower

Singapore 068912

Attn:	Patricia Yap / Yvonne Ong
Telephone:	+65 6416 0644 / +65 6416 0633
Facsimile:	+65 6416 0658 / +65 6416 0659
E-mail:	patricia.yap@mizuho-cb.com / yvonne.ong@mizuho-cb.com

or such other as the Intercreditor Agent may notify to the other Parties with not less than five (5) Business Days’ prior notice.

(d)	The address and facsimile number of the Covered Lenders Facility Agent are:

Mizuho Bank, Ltd.

168 Robinson Road

#11-01 Capital Tower

Singapore 068912

Attn:	Patricia Yap / Yvonne Ong
Telephone:	+65 6416 0644 / +65 6416 0633
Facsimile:	+65 6416 0658 / +65 6416 0659
E-mail:	patricia.yap@mizuho-cb.com / yvonne.ong@mizuho-cb.com

or such other as the Covered Lenders Facility Agent may notify to the other Parties with not less than five (5) Business Days’ prior notice.

(e)	The address and facsimile number of the JBIC Facility Agent are:

Mizuho Bank, Ltd.

168 Robinson Road

#11-01 Capital Tower

Singapore 068912

Attn:	Patricia Yap / Yvonne Ong
Telephone:	+65 6416 0644 / +65 6416 0633
Facsimile:	+65 6416 0658 / +65 6416 0659
E-mail:	patricia.yap@mizuho-cb.com / yvonne.ong@mizuho-cb.com

or such other as the JBIC Facility Agent may notify to the Intercreditor Agent with not less than five (5) Business Days’ prior notice.

(f)	All notices from or to a Borrower Entity shall be sent through the Intercreditor Agent or, where required under the Senior Finance Documents, a Facility Agent.

(g)

The Intercreditor Agent shall, promptly upon request from any Party, give to that Party the address or facsimile number of any other Party applicable at the time for the purposes of this Clause 34 (Notices).

34.3	Electronic Communication

(a)	Any communication to be made to any Party under or in connection with the Senior Finance Documents may be made by electronic mail or other electronic means, if that Party:

(i)	agrees that, unless and until notified to the contrary, this is an accepted form of communication (and notification to the contrary has not been given);

(ii)	notifies each other Party in writing of its electronic mail address and/or any other information required to enable the sending and receipt of information to it by that means; and

(iii)	notifies each other Party of any change to its address or any other such information supplied by them.

(b)

Any electronic communication made will be effective only when actually received in readable form and in the case of any electronic communication made to the Intercreditor Agent only if it is addressed in such a manner as the Intercreditor Agent shall specify for this purpose.

35.	Language

(a)	Any notice given under or in connection with any Senior Finance Document must be in English.

(b)	All other documents provided under or in connection with any Senior Finance Document must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Intercreditor Agent, accompanied by a certified English translation (at the Borrower’s cost) and, in such case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

(a)	This Agreement and the other Senior Finance Documents which any counterparty thereto is incorporated in Indonesia are originally executed in both the English language and Bahasa Indonesia.

(b)

The Parties agree that, in the event of inconsistency between the Bahasa Indonesia version and the English version of any Senior Finance Document, the English version shall prevail and the Borrower shall, promptly upon request by the Intercreditor Agent, amend the relevant Bahasa Indonesia text to conform with the relevant English text and the Parties shall execute such documentation as the Intercreditor Agent may reasonably require to give full legal effect to such amendment(s).

36.	Dispute Resolution

36.1	Disputes

(a)

Any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement, including one regarding the breach, existence, validity or termination of this Agreement or the consequences of its nullity and any non-contractual or other dispute (each a “Dispute”) shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the Rules of the Singapore International Arbitration Centre in effect at the time of the arbitration (the “Rules”), except as they are modified by the provisions of this Agreement.

(b)	The seat of the arbitration shall be Singapore and the arbitration shall be conducted in the English language.

36.2	Arbitrators

(a)	The arbitration shall be conducted by three arbitrators appointed in accordance with the Rules.

(b)

The two arbitrators nominated by the Parties shall nominate a third arbitrator to be the presiding arbitrator (the “Presiding Arbitrator”) within fourteen (14) days after the nomination of the second arbitrator, failing which the Presiding Arbitrator shall be appointed by the President of the Court of Arbitration of the Singapore International Arbitration Centre.

(c)	All the arbitrators shall be qualified lawyers admitted to practice in England and Wales.

36.3	Award

(a)

The arbitration award(s) rendered by the arbitral tribunal shall be final and binding on the Parties. To the fullest extent permitted under any Applicable Law, the Parties irrevocably exclude and agree not to exercise any right to refer points of law or to appeal to any court or other judicial authority.

(b)

Unless the arbitral tribunal determines, in its discretion, that more time is necessary, the Parties shall use their best efforts to enable the arbitral tribunal to conduct the arbitration and the final hearing within 6 months of the service of the relevant statement of claim, with the expectation that the final award will follow as soon as possible thereafter.

(c)	The arbitral award shall be made and payable in Dollars, free of any tax or other deduction.

36.4	Interim Measures

(a)

The Intercreditor Agent may apply before the arbitral tribunal is appointed to a court for interim measures of protection or pre-award relief, including injunctive, attachment, and conservation orders (“Interim Measures”). The Parties agree that seeking and obtaining such court-ordered Interim Measures shall not waive the right to arbitration.

(b)

Subject to paragraph (c) below, the arbitral tribunal (or, where the full tribunal is unable to act quickly enough, the presiding arbitrator acting alone) may grant Interim Measures. Hearings on requests for Interim Measures may be held in person, by telephone or video conference, or by other means that permit the Parties to the Dispute to present evidence and arguments. The Borrower may be required to provide appropriate security in connection with such measures.

(c)

The arbitral tribunal and any emergency arbitrator shall not be authorised to take or provide, and the Borrower agrees that it shall not seek from any judicial authority, any Interim Measures against any Senior Finance Party, its property or assets.

36.5	Confidentiality

The Parties agree and undertake to abide by the confidentiality provisions of the Rules save that Rule 35.2 shall not restrict the disclosure of Information to the extent that any Party is permitted to disclose any Information pursuant to the provisions in this Agreement.

36.6	Consolidation

(a)

In order to facilitate the comprehensive resolution of related disputes, the arbitral tribunal first convened (“First Tribunal”) in an existing arbitral proceeding (“Existing Arbitration”) issued under this Agreement or any other Senior Finance Document (“Related Agreement”) may direct, upon request by any Party, the consolidation of any other arbitration proceeding involving some or all of the Parties to this Agreement or a Related Agreement, to be decided by the First Tribunal in a single arbitral proceeding together with the Existing Arbitration. In deciding whether to consolidate arbitrations, the First Tribunal shall have regard to, inter alia, whether:

(i)	there are issues of fact or law common to the arbitrations so that a consolidated proceeding would be more efficient than separate proceedings;

(ii)	the rights to relief claimed are in respect of or arise out of the same transaction or series of transactions; and

(iii)	any party would be materially prejudiced as a result of consolidation, through undue delay or otherwise.

(b)

The Parties agree that every party to arbitrations sought to be consolidated shall be invited to make submissions to the First Tribunal in respect of each consolidation application. The Parties undertake to adhere to and to cause the adherence to the consolidation decision of the First Tribunal.

36.7	Waiver of immunity

Each Borrower Entity irrevocably and unconditionally:

(a)	agrees not to claim any immunity from any proceedings brought by a Senior Finance Party against it in relation to a Senior Finance Document and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

36.8	ADB Immunities and Privileges

Nothing in this Agreement, or any agreement, understanding or communication relating to this Agreement (whether before or after the date of this Agreement), shall constitute or be construed as an express or implied waiver, renunciation, exclusion or limitation of any of the immunities, privileges or exemptions accorded to ADB under the Agreement Establishing the Asian Development Bank, any other international convention or any applicable law.

37.	Governing Law

This Agreement, and all non-contractual obligations arising from or in connection with this Agreement, are governed by English law.

38.	Entire Agreement

This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall, subject to Clause 1.7 (Supremacy), prevail.

This Agreement has been entered into as a deed on the Signing Date.

Schedule 1

The Senior Lenders

Part A – JBIC

Name and Lending Office		Commitment on Closing Date
JBIC		USD492,000,000

4-1 Ohtemachi 1-chome, Chiyoda-ku, Tokyo 100-8144, Japan

Fax Number:	+81-3-5218-3963

Attention:	Division 2, Power and Water Finance Department

Part B – ADB

1.	ADB Tranche A

Name and Lending Office		Commitment on Closing Date
Asian Development Bank, in its individual capacity		ADB Tranche A, USD250,000,000

6 ADB Avenue, Mandaluyong, Metro Manila, Philippines 1550

Fax Number:	(632) 636 2087

Attention :	Director, Infrastructure Finance, Division 2, Private Sector Operations Department

2.	ADB Tranche B

Name and Lending Office		Commitment on Closing Date
Asian Development Bank, not in its individual capacity but solely in its capacity as an implementing entity for the Clean Technology Fund administered by the World Bank		ADB Tranche B, USD80,000,000

6 ADB Avenue, Mandaluyong, Metro Manila, Philippines 1550

Fax Number:	(632) 636 2087

Attention :	Director, Infrastructure Finance, Division 2, Private Sector Operations Department

3.	ADB Tranche C

Name and Lending Office		Commitment on Closing Date

Asian Development Bank, not in its individual capacity but solely in its capacity as an implementing entity of the Canadian Climate Fund for the Private Sector in Asia under the Clean Energy Financing Partnership Facility (established by the Government of Canada), agrees to provide ADB Tranche C to the Borrower

ADB Tranche C, USD20,000,000

6 ADB Avenue, Mandaluyong, Metro Manila, Philippines 1550

Fax Number:	(632) 636 2087

Attention :	Director, Infrastructure Finance, Division 2, Private Sector Operations Department

Part C – Covered Lenders

Name and Lending Office		Commitment on Closing Date
The Bank of Tokyo-Mitsubishi UFJ, Ltd.		USD61,788,169

9 Raffles Place #01-01, Republic Plaza, Singapore 048619

Fax Number:	+65 6231-1493

Attention:	Ryutaro Suzuki

ING Bank N.V., Tokyo Branch		USD50,048,417

Marunouchi Trust Tower Main 19F
1-8-3, Marunouchi, Chiyoda-ku,Tokyo 100-0005, Japan

Administration Matters:
Fax Number:	+81 (3) 3217 0307 with copy to +65 6539-7748

Attention:	Yoko Shibuya / Keiko Sakuma with copy to GSO Lending (Leroy Rojas / Dolores Lim)

Credit Matters:

Fax Number:	+81 3 3217 0313 with copy to +65 6535-1195

Attention:	Project & Export Finance with copy to Adrian Lian / David Uy / Erwin Maspolim

Société Générale, Tokyo Branch		USD61,788,169

Ark Mori Bldg, 14F, 12-32, Akasaka 1-Chome, Minato-ku, Tokyo, Japan

Fax Number:	+ 81 3 5549 5839

Attention:	Atsushi Yamashita, Hiroyuki Nishiguchi, Export & Project Finance Department

Name and Lending Office		Commitment on Closing Date
Sumitomo Mitsui Banking Corporation, Singapore Branch		USD61,788,169

3 Temasek Avenue #06-01, Centennial Tower Singapore - 039190

Fax Number:	+65 6882-0023

Attention:	Ms. Cathrine Lai / Ms. Nancy Chew / Ms. Kelly Woon

COPY TO

Fax Number:	+65 6883-0335

Attention:	Ms. Lo Kah Nian / Mr. William Chan / Ms. Stephanie Lim

Mizuho Bank, Ltd., Singapore Branch		USD61,788,169

168 Robinson Road #11-01 Capital Tower Singapore 068912

Fax Number:	+65 6416-0656

Attention:	Mr. Andrew Lee

Name and Lending Office		Commitment on Closing Date
National Australia Bank Limited, Tokyo Branch Muromachi Higashi Mitsui Building 18F, 2-2-1 Nihonbashi Muromachi Chuo-ku Tokyo 103-0022, Japan		USD30,894,085

Fax Number:	+81 (3) 3241 8951

Attention:	Hiroyoshi Okayama / Masato Hori

COPY TO

Address:	Level 27, One Pacific Place 88 Queensway, Admiralty Hong Kong

Attention:	Jo Jo Law / Teresa Chung
Fax Number:	+852 2845 9251
Email:	nabhk_lending_admin@nabasia.com

COPY TO

Address:	Level 24 NAB House, 255 George St Sydney NSW 2000 Australia
Attention:	Will Taylor / Dearna Stojansek
Fax Number:	+61 1300 764 759
Email:	nab.est.lending.administration@nab.com.au

COPY TO

Address:	12 Marina View #20-02 Asia Square Tower 2 Singapore 018961
Attention:	Quincy Chan / Lin Xi Lee
Fax Number:	+65 6844-9868
Email:	quincy.chan@nabasia.com / lin.xi.lee@nabasia.com

Schedule 2

Documentary Conditions Precedent

Part A:	Documentary Conditions Precedent to First Advance

1.	Constitutional Documents

A certified true and correct copy of the Constitutional Documents of each Borrower Entity and each Equity Party.

2.	Corporate Authorisations

(a)

Certified true and correct copies of all documentation evidencing the corporate action taken by each Borrower Entity and Equity Party, including resolutions of its boards of directors, its shareholders (if such resolutions are required) and, in the case of any Indonesian entity, resolutions of its board of commissioners (if such resolutions are required):

(i)

approving the terms of, and the transactions contemplated by, the Senior Finance Documents to which it is a party and resolving that it execute, deliver and perform the Senior Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Senior Finance Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Drawdown Notice) to be signed and/or despatched by it under or in connection with the Senior Finance Documents to which it is a party.

(b)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (a) above in relation to the Senior Finance Documents and related documents.

(c)

A certificate of an authorised signatory of each Borrower Entity certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

3.	Senior Finance Documents and Related Documents

(a)

Copies (with originals to follow as soon as reasonably practicable thereafter) or originals of each Senior Finance Document duly executed by all parties to them and which are in full force and effect, together with evidence that any notice, acknowledgement, consent or other document to be delivered thereunder has been given or obtained (for the avoidance of doubt, excluding acknowledgements regarding assignments of any reinsurance policies), other than:

(i)	the Hedging Agreements, which shall have been duly executed by all parties to them but which need not be in full force and effect; and

(ii)	the Direct Agreement to be provided with respect to Technical Support Agreement to be entered into by the Operator and Medco.

(b)

Confirmation by the Intercreditor Agent that all amounts then due and payable under the Senior Finance Documents shall have been paid in full (except for those amounts which are to be funded from the proceeds of the First Advance).

4.	Security

(a)

Subject to paragraph (c) below, evidence that the Transaction Security has been validly created by the relevant Security Documents and perfected, including that all registrations, filings and notations have been completed, all notices have been delivered, all acknowledgements and/or consents have been obtained and all other requirements set out in the Security Documents to be satisfied by the Closing Date have been satisfied.

(b)

Without limiting paragraph (a) above but subject to paragraph (c) below, where required, evidence that the Transaction Security has been registered, notarised, filed with or approved by any Governmental Authority or any other relevant authority or person.

(c)	Paragraphs (a) and (b) above exclude:

(i)

acknowledgements regarding assignments of any reinsurance policies, provided that an email acknowledgement shall have been provided by each Reinsurer with respect to the Security Interest effected pursuant to the Security Documents in the Reinsurance issued by it; and

(ii)	evidence of the registration of any fiduciary Security Interest created pursuant to any Onshore Security Document, but only if and to the extent that:

(A)

not less than one Business Day before the delivery of the First Drawdown Notices, the Borrower delivers a written notice to the Intercreditor Agent requesting that the Intercreditor Agent provides its consent pursuant to this paragraph (c)(ii); and

(B)	the Intercreditor Agent provides its written consent,

in which case Clause 3.2(c)(ii) (Conditions Precedent to all Advances) will apply (unless otherwise specified by the Intercreditor Agent acting on the instructions of all of the Senior Lenders).

5.	Project Documents, Equity Documents and Related Documents

(a)

Certified copies of the Project Documents (other than the Medco Technical Support Agreement) and the Equity Documents, including any amendments and restatements thereto, duly executed by all parties thereto.

(b)

Certified copies of the Bahasa versions of each Project Document (other than the Medco Technical Support Agreement) and the Equity Documents to which there is a counterparty domiciled in Indonesia, including any amendments and restatements thereto, in each case duly executed by all parties thereto.

(c)

Certified copies of all performance, advance payment and other bonds required under the documents set out in paragraph (a) above including each Construction Bond (other than the warranty bond), and the Performance Security Stage II (as defined in the ESC) to have been established (other than those to be established upon or after the First Advance).

(d)

Evidence that all conditions precedent under each of the Initial Drilling Contract, the Power Plant Contracts, the New DoA and the First ESC Amendment (as amended by the Second ESC Amendment) which are required under such document to be satisfied have been fulfilled or waived by the counterparty to that document in accordance with the terms of the relevant document or will be met on the First Drawdown Date, in each case other than any condition precedent that the First Advance has been made.

(e)

Evidence that each LNTP and the Notice to Proceed has been issued (or will, in the case of the Notice to Proceed, be issued on or prior to the First Drawdown Date under the Senior-1 Facilities) under the Initial Drilling Contract.

(f)

Evidence that each LNTP and Notice to Proceed has been issued (or will, in the case of the Notice to Proceed, be issued on or prior to the First Drawdown Date under the Senior-1 Facilities and the Senior-2 Facilities will be fully drawn at that time) under the Power Plant Construction Contract and the Power Plant Supply Contract.

(g)	A copy of the amended and restated NORC and NOID (each as defined in the ESC) and evidence that such NORC and NOID has been validly delivered to PLN and PGE in accordance with the ESC.

(h)

A report describing, in reasonable detail, the parts of the Contract Area to be surrendered pursuant to Articles 3.1 to 3.3 of the Contract Area, and the reasons for selecting such areas to the satisfaction of the Senior Lenders’ Reserves Consultant and Senior Lenders’ Technical Advisor.

(i)	With respect to the Operations Committee:

(i)	a copy of the Borrower’s draft Operations Committee Procedures; and

(ii)	evidence that the members of the Operations Committee have been appointed.

6.	Budgets and Plans

A copy of each initial:

(a)	Project Budget;

(b)	Project Schedule; and

(c)	Drilling Program.

7.	Senior Lenders’ Advisors’ and Legal Counsels’ Reports

(a)	Copies of the Senior Lenders’ Advisors Appointment Letters duly executed by all parties thereto.

(b)	The final reports of:

(i)	each of international and Indonesian legal counsel to the Senior Lenders; and

(ii)	each of the Lenders’ Advisors,

each in form and substance satisfactory to the Intercreditor Agent.

8.	Land

(a)	Evidence that all land comprising:

(i)	the Project Site has been purchased in the name of PGE; and

(ii)	the Special Facilities Land has been purchased in the name of PLN,

and that all payments in respect of such purchases have been made.

(b)	Evidence that all applications for HGB Certificates for all land comprising the Project Site have been lodged with the appropriate authorities.

(c)	Either:

(i)	copies of all HGB Certificates for the Project Site, which show that PGE is the owner of the Project Site; or

(ii)

a memorandum of legal advice from Indonesian legal counsel to the Senior Lenders with respect to the issuance of HGB Certificates for the Project Site and the Special Facilities Land on or before the Conditions Subsequent Cut-Off Date.

9.	Environmental and Social Matters

(a)	A certified copy of each of the Safeguards and Social Documents.

(b)	Certification from the Senior Lenders’ Environmental and Social Consultant that:

(i)	the Safeguards and Social Documents are, or will (through timely implementation of the Environmental and Social Action Plan) be, consistent with the Safeguards Requirements (as applicable); and

(ii)

to the extent any aspect of the Environmental and Social Management System for the drilling and construction phase of the Project is to be implemented at a later date, all arrangements necessary for such timely implementation have been made through the Environmental and Social Action Plan.

(c)

Certification from the Senior Lenders’ Environmental and Social Consultant that the Construction and Drilling Contracts are consistent with the Safeguards and Social Documents and that appropriate mechanisms and safeguards are or will (through timely implementation of the Environmental and Social Action Plan) be in place (including through appropriate project management plans to be implemented by the Borrower), for compliance by each Contractor with the Safeguards and Social Documents.

(d)	Evidence of approval of the AMDAL, ESIA (including the ESMP) and any environmental monitoring plan from the applicable Governmental Authority.

10.	Government Approvals

(a)	Evidence that the PKLN Team has approved the Senior Loans to be advanced pursuant to the provisions of the Senior Finance Documents.

(b)	Certified copies of all Material Governmental Authorisations set out in Part A of Schedule 6 (Material Governmental Authorisations).

11.	Project Insurance

A certificate from the Senior Lenders’ Insurance Consultant attaching relevant insurance brokers’ letters and certifying that all Project Insurances set out in Part A of Schedule 7 (Project Insurances) that are required to have been obtained as of the First Drawdown Date and all reinsurances that are required with respect to such Project Insurances have been taken out or caused to be taken out by the Borrower and are in full force and effect or will be entered into and be in full force and effect immediately upon the First Advance.

12.	Financial Matters

(a)	The Financial Model, audited by the Senior Lenders’ Model Auditor and which incorporates the comments (if any) of the Senior Lenders’ Model Auditor.

(b)	With respect to the costs referred to in paragraph (a) of the definition of Project Costs in Clause 1.1 (Definitions):

(i)	a certificate signed by an Authorised Representative of the Operator certifying that:

(A)	such costs have been or will be reasonably and necessarily incurred in the development and construction of the Project and that such costs have been or will be paid; and

(B)	all information reasonably necessary to verify the statement in subparagraph (A) above has been provided to the Senior Lenders’ Model Auditor;

(ii)

a certification by Senior Lenders’ Model Auditor that, based on its’ review of the information provided by the Operator to the Senior Lenders’ Model Auditor, it does not disagree in any material respect with any part of the certificate delivered pursuant to paragraph (b)(i) above; and

(iii)	evidence that such costs have either:

(A)	been converted into interests in the registered share capital of any Borrower Entity with a nominal value equal to the amount of such development costs (as audited); or

(B)	been made available to the relevant Borrower Entity by any Shareholder pursuant to a Subordinated Shareholder Loan Agreement.

(c)

Evidence demonstrating the amount of Equity that has been contributed to the Borrower in total and by each Shareholder, in each case which has been applied or will be applied to fund Project Costs, and the Intercreditor Agent shall, for the purpose of Clause 5.7(b) (Utilisation of Equity Commitments) of each Equity Support Deed, confirm to the Sponsors the amount of such Equity which shall qualify as a reduction or utilisation of each Sponsor’s Core Base Equity Commitment (as that term is defined in the relevant Equity Support Deed).

(d)

Evidence of payment of all outstanding fees and expenses of each of the Senior Lenders’ Advisors and Senior Lenders’ legal advisors (or that such fees and expenses will be paid on the First Drawdown Date).

13.	Financial Statements

(a)	The most recent:

(i)	audited annual Borrower’s Consolidated Financial Statements (excluding the reconciliation statement referred to in Clause 15.3(a)(iii) (Form of financial statements));

(ii)	certified unaudited quarterly Borrower’s Consolidated Financial Statements (excluding the reconciliation statement referred to in Clause 15.3(a)(iii) (Form of financial statements)); and

(iii)	audited annual financial statements of each Sponsor.

(b)	Evidence of the appointment of the auditors of the unincorporated joint venture constituted by the Borrower Entities.

14.	Project Accounts

Evidence that:

(a)	the Project Accounts have been established in accordance with the terms of the Accounts Agreement; and

(b)	the Trust Accounts have been established with the Trust Account Bank in accordance with the terms of the Trust Account Agreement.

15.	Legal Opinions

Receipt of legal opinions addressed to the Senior Finance Parties from:

(a)	Ali Budiardjo, Nugroho, Reksodiputro, Indonesian legal counsel to the Senior Finance Parties;

(b)	Latham & Watkins LLP, English and Singapore legal counsel to the Senior Finance Parties;

(c)	Walkers (Singapore) Limited Liability Partnership, Cayman Islands legal counsel to the Senior Finance Parties;

(d)	Milbank, Tweed, Hadley & McCloy LLP, English legal counsel to the Borrower;

(e)	Baker & McKenzie.Wong & Leow, English legal counsel to the Borrower;

(f)	Hadiputranto, Hadinoto & Partners, Indonesian counsel to the Borrower;

(g)	Lubis Santosa Maramis Law Firm, Indonesian legal counsel to the Medco Borrower Entity and Medco;

(h)	Nah’r Murdono Law Office, Indonesian legal counsel to PLN;

(i)	Makarim & Taira S., Indonesian legal counsel to PGE;

(j)	Susandarini & Partners, Indonesian legal counsel to the Initial Drilling Contractor;

(k)	Yulchon LLC., Korean legal counsel to the Power Plant Supply Contractor;

(l)	Indonesian legal counsel to the Indonesian Contractor;

(m)	Maples and Calder (Singapore) LLP, Cayman Islands legal counsel to the Ormat HoldCo, Ormat Shareholder, Ormat Borrower Entity, Operator, Itochu Shareholder and Itochu Borrower Entity;

(n)	Squire Sanders Miki Yoshida Gaikokuho Kyodo Jigyo Horitsu, Japanese legal counsel to Itochu;

(o)	Fukuoka International Law Offices, Japanese legal counsel to Kyushu, the Kyushu Shareholder and WestJEC;

(p)	Allen & Gledhill LLP, Singapore legal counsel to the Kyushu Borrower Entity;

(q)	Pestalozzi Attorneys at Law Ltd., Swiss legal counsel to the Initial Drilling Contractor Guarantor;

(r)	Perkins Coie LLP, Washington state legal counsel to NAES; and

(s)	Morris, Nichols, Arsht & Tunnell LLP, Delaware legal counsel to Ormat.

16.	General

(a)

Evidence of acceptance by the agents for service of process, in form and substance acceptable to the Senior Lenders, in respect of all appointments to be made by the Borrower, the Shareholders and the Sponsors under the terms of the relevant Offshore Security Documents.

(b)	To the extent payable prior to the First Drawdown Date, evidence that all stamp duties, fees and charges in relation to the Senior Finance Documents and filing thereof have been paid.

(c)	Each Senior Finance Party has confirmed that all of its Know Your Customer Requirements in relation to the Project have been satisfied.

(d)	A list of each day of the 2014 calendar year in which banks are not open for business in each of Jakarta, Manila and Singapore.

(e)	An indicative schedule for the drawdown of Advances.

(f)

The Intercreditor Agent is satisfied that (i) the First Drawdown Date as contemplated by the First Drawdown Notices is scheduled to occur on or before the Financial Close Deadline (as that term is defined in Article 1.3 of the First ESC Amendment (as amended by the Second ESC Amendment)), as such date may be extended (including by way of a waiver) pursuant to documentation in form and substance approved by the Intercreditor Agent or (ii) equivalent arrangements satisfactory to the Intercreditor Agent in all respects are in effect.

Part B:	Documentary Conditions Precedent to each Advance

1.	Initial Drilling Contract Project Costs

In relation to any Advance to be used to fund Project Costs incurred under the Initial Drilling Contract:

(a)	a certificate signed by an Authorised Representative of the Operator:

(i)	detailing the Project Costs to be funded (or reimbursed) by the proceeds of the Advance; and

(ii)	confirming that the Project Costs have already been incurred or are expected to be incurred within the period of 60 days following the date of the Drawdown Notice; and

(b)	a Senior Lenders’ Reserves Consultant’s certificate (substantially in the form previously approved by the Intercreditor Agent) confirming that:

(i)	it does not disagree in any material respect with any part of the certificate delivered pursuant to paragraph (a) above;

(ii)

there is no reason to believe that the progress of the Work (as defined in the Initial Drilling Contract) to date is inconsistent with the most recent approved Project Schedule and the most recent Construction and Drilling Progress Report;

(iii)	there is no reason to believe that any of the remaining Project Milestones in relation to the Work (as defined in the Drilling Contract) will not occur by the applicable Project Milestone Dates;

(iv)	it is not aware of any event or circumstance that is likely to result in:

(A)	the Lenders’ Completion Date not being achieved by the Lenders’ Completion Sunset Date; or

(B)	any Unit COD being achieved by the Unit COD Sunset Date for that Generating Unit; and

(v)	confirming that, in its opinion, no Forecast Funding Shortfall is outstanding.

2.	Power Plant Contract Project Costs

In relation to any Advance to be used to fund Project Costs incurred under a Power Plant Contract:

(a)	a certificate signed by an Authorised Representative of the Operator:

(i)	detailing the Project Costs to be funded (or reimbursed) by the proceeds of the Advance; and

(ii)	confirming that the Project Costs have already been incurred or are expected to be incurred within the period of 60 days following the date of the Drawdown Notice; and

(b)	a Senior Lenders’ Technical Advisor’s certificate (substantially in the form previously approved by the Intercreditor Agent) confirming that:

(i)	it does not disagree in any material respect with any part of the certificate delivered pursuant to paragraph (a) above;

(ii)	there is no reason to believe that the progress of the Works to date is inconsistent with the most recent approved Project Schedule and the most recent Construction and Drilling Progress Report;

(iii)	there is no reason to believe that any of the remaining Project Milestones in relation to the Works will not occur by the applicable Project Milestone Dates;

(iv)	it is not aware of any event or circumstance that is likely to result in:

(A)	the Lenders’ Completion Date not being achieved by the Lenders’ Completion Sunset Date; or

(B)	any Unit COD being achieved by the Unit COD Sunset Date for that Generating Unit; and

(v)	confirming that, in its opinion, no Forecast Funding Shortfall is outstanding.

3.	Other Project Costs

In relation to any Advance to be used for a purpose otherwise than that specified in paragraphs 1 (Initial Drilling Contract Project Costs) or 2 (Power Plant Contract Project Costs) above, a certificate signed by an Authorised Representative of the Operator:

(a)	detailing the Project Costs to be funded (or reimbursed) by the proceeds of the Advance;

(b)	confirming that the Project Costs have already been incurred or are expected to be incurred within the period of 60 days following the date of the Drawdown Notice; and

(c)	confirming that no Forecast Funding Shortfall is outstanding.

4.	Senior Finance Documents and Related Documents

(a)

To the extent that such original documents have not already been delivered to the Intercreditor Agent, originals of all Security Documents required to be in force on the relevant Drawdown Date duly executed by all parties thereto.

(b)

Evidence that all filings and registrations in connection with any Security Documents required to be in force on the relevant Drawdown Date (which have not been previously delivered to the Intercreditor Agent) have been made as required by Applicable Law and the Senior Finance Documents.

5.	Borrower Certifications

A certificate signed by a director of the Operator stating:

(a)

whether or not it believes that there is or will be a Forecast Funding Shortfall on the date of the Drawdown Notice and the Drawdown Date of the relevant Advance, together with supporting calculations (in reasonable detail);

(b)

that all representations and warranties of the Borrower specified in Clause 13.29 (Time for Making Representations and Warranties) which are to be made or repeated on the date of the Drawdown Notice are true in all material respects; and

(c)	that no Default is subsisting on the date of the Drawdown Notice.

Schedule 3

Hedging Programme

Through the implementation of the following programme, the Borrower will fulfil its hedging requirements with regard to USD interest rate hedging. The Borrower shall enter into Hedging Transactions for the period specified in the column headed “Schedule”, for an amount at least equal to the amount calculated in accordance with the column headed “Minimum Cumulative Amount”, an amount not more than the amount calculated in accordance with the column “Maximum Cumulative Amount”.

Schedule	Minimum Cumulative Amount	Maximum Cumulative Amount
During the period commencing not later than the Business Day immediately before the Closing Date and ending on but excluding the Lenders’ Completion Date

Ninety per cent. (90%) of all Floating Rate Senior Loans outstanding on each Interest Payment Date (as contemplated by the indicative drawdown schedule delivered as a Condition Precedent to Financial Close)

One hundred per cent. (100%) of all Floating Rate Loans outstanding at any time
During the period commencing on the Lenders’ Completion Date and ending not earlier than the Final Maturity Date	Eighty per cent. (80%) of all Floating Rate Senior Loans outstanding at any time	One hundred per cent. (100%) of all Floating Rate Loans outstanding at any time

Schedule 4

Form Of Deed Of Novation – Senior Lenders

Dated                                           20[•]

[●]

as Existing Senior Lender

and

[●]

as New Senior Lender

DEED OF NOVATION

relating to

SARULLA GEOTHERMAL POWER PROJECT

9 Raffles Place

#42-02 Republic Plaza

Singapore 048619

(65) 6536 1161 (Tel)

(65) 6536 1171 (Fax)

www.lw.com

DEED OF NOVATION

([●] FACILITY AGREEMENT)

This DEED OF NOVATION (“Deed”) is entered into as of the date set forth on Schedule 1 (Description of Novated Interest) attached hereto (the “Effective Date”);

AMONG:

(1)	[●] (the “Existing Senior Lender”); and

(2)	[●] (the “New Senior Lender”).

(referred to collectively as the “Parties” and each individually as a “Party”).

BACKGROUND

(A)

The Parties refer to the [●] Facility Agreement, dated [●], 2014, among the Borrower[, the [●] Facility Agent][1] and the Senior Lenders party thereto (as amended, modified or supplemented from time to time, and in effect on the date hereof, the “[●] Facility Agreement”) and the Common Terms Agreement dated [●], 2014, among the Borrower, the Offshore Security Agent, the Intercreditor Agent and the financial institutions and trusts named therein (the “Common Terms Agreement”).

(B)

The Existing Senior Lender wishes to assign and sell certain rights and novate certain obligations with respect to the credit provided to the Borrower pursuant to the [●] Facility Agreement and Schedule 1 (Description of Novated Interest) to this Deed, and the New Senior Lender wishes to purchase and accept such rights and assume such obligations, all as set forth below.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Defined Terms in the Common Terms Agreement

Terms defined in the Common Terms Agreement shall have the same meaning in this Deed unless they are otherwise defined in this Deed or the context otherwise requires.

1.2	Construction and Interpretation

The provisions of Clause 1.2 (Construction), Clause 1.3 (Successors and Assigns) and Clause 1.4 (Miscellaneous) of the Common Terms Agreement shall apply to this Deed mutatis mutandis as if the same had been set out in full herein, with each reference to the Common Terms Agreement being deemed to be a reference to this Deed.

1.3	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Deed and no person not party to this Deed shall have or acquire any right to enforce any term of it pursuant to that Act, unless this Deed expressly provides that such person has rights under it or is entitled to benefit from its provisions. This Clause 1.3 (Third Party Rights) shall not affect any right or remedy of any third party which exists or is available otherwise than by reason of that Act and shall prevail over any other provision of this Deed which is inconsistent with it.

 1 Not applicable for the purposes of the ADB Facility Agreement.

2.	NOVATION

2.1	Novation by Existing Senior Lender

For valuable consideration, the receipt of which is hereby acknowledged and agreed, the Existing Senior Lender hereby irrevocably sells and novates to the New Senior Lender, effective as of the Effective Date, [[a percentage of] / [all of]] the Existing Senior Lender’s Commitment and/or Participations under the [●] Facility Agreement as set forth in Schedule 1 (Description of Novated Interest) hereto, including such interest in and to all rights and obligations under the [●] Facility Agreement and the other Senior Finance Documents (such transferred Commitment and/or Participations and such related rights and obligations being referred to herein as the “Interest”). On and after the Effective Date, the New Senior Lender shall have the same rights, benefits and obligations as the Existing Senior Lender had under the [●] Facility Agreement as a Senior Lender to the extent of the Interest assigned hereunder, all determined as if the New Senior Lender were a Senior Lender under the [●] Facility Agreement and the other Senior Finance Documents, and the Existing Senior Lender shall be irrevocably released from its obligations, liabilities and responsibilities with respect to the Interest so assigned. The sale and novation to the New Senior Lender hereunder shall include the New Senior Lender’s proportionate share of all interest, fees and other amounts owed by the Borrower to the Senior Lenders which accrue on and after (but not before) the Effective Date.

2.2	New Senior Lender Acknowledgement

(a)

The New Senior Lender acknowledges and agrees that the novation hereunder is made entirely without recourse to the Existing Senior Lender, and that, except to the extent set forth in Clause 7 (Representations and Warranties) below, the Existing Senior Lender makes no representation or warranty of any kind to the New Senior Lender and, in particular the Existing Senior Lender shall not be responsible for (i) the execution, genuineness, validity, enforceability or sufficiency of the [●] Facility Agreement, any of the other Senior Finance Documents or any other document, (ii) the collectibility of the Interest or any other amounts payable under the [●] Facility Agreement or any of the other Senior Finance Documents, (iii) the accuracy of any statements (whether written or oral) made in or in connection with the [●] Facility Agreement or any of the other Senior Finance Documents, (iv) the financial condition or creditworthiness of the Borrower Entities or any Affiliate, partner or shareholder of such Borrower Entities, (v) the performance of or compliance with any of the terms or provisions of [●] Facility Agreement or the other Senior Finance Documents by the Borrower Entities or any other person (other than the Existing Senior Lender), (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any documents granting the Existing Senior Lender and the other Senior Lenders a security interest in assets of the Borrower Entities or any security securing or purporting to secure the Interest or any part thereof, (vii) inspecting any of the property, books or records of the Borrower Entities or any other person or (viii) providing any credit or other information concerning the affairs of the Borrower Entities or any person which may come into the possession of the Existing Senior Lender or any of its Affiliates.

(b)	The New Senior Lender acknowledges and agrees that nothing in any Senior Finance Document obliges the Existing Senior Lender to:

(i)	accept a re-transfer from the New Senior Lender of any of the rights and/or obligations assigned or transferred under this Deed; or

(ii)

support any losses incurred by the New Senior Lender by reason of the non-performance by any Borrower Entity or any Major Project Party of its obligations under the Senior Finance Documents or otherwise.

2.3	Absence of Liability

Neither the Existing Senior Lender nor any of its Affiliates, officers, directors, employees, agents or attorneys (collectively, the “Existing Senior Lender Parties”) shall be liable for any mistake, error of judgment or action taken or omitted to be taken in connection with the Interest, the [●] Facility Agreement or any of the other Senior Finance Documents except to the extent of the Existing Senior Lender Parties’ bad faith or wilful misconduct. Except as expressly set forth in the [●] Facility Agreement or the other Senior Finance Documents, the Existing Senior Lender Parties shall incur no liability hereunder to the New Senior Lender by reason of the fact that the Existing Senior Lender is a Senior Lender, or as a consequence of the Existing Senior Lender’s duties as a Senior Lender[, or in the case of the [●] Facility Agent, as [●] Facility Agent under the [●] Facility Agreement]2.

3.	AGREEMENT TO BE BOUND

The New Senior Lender hereby accepts, effective as of the Effective Date, the novation of rights and obligations referred to in Clause 2 (Novation) and assumes and agrees to perform fully all of the obligations of the Existing Senior Lender under the [●] Facility Agreement, the Intercreditor Deed and the other Senior Finance Documents with respect to the Interest, including, without limitation, the obligation to fund the presently unfunded portion of the Interest subject to satisfaction of the applicable conditions in the [●] Facility Agreement, the Intercreditor Deed and any of the other Senior Finance Documents. The New Senior Lender agrees to be bound by the terms and conditions of the [●] Facility Agreement, the Intercreditor Deed and the other Senior Finance Documents as if it were a Senior Lender originally named therein.

4.	NOTICES

Notices shall be given under this Deed in the manner set forth in the Common Terms Agreement. The address of the Existing Senior Lender shall be that given in the Common Terms Agreement, or, if applicable, in Schedule 1 (Description of Novated Interest) to the relevant Deed of Novation. The address of the New Senior Lender shall be as set forth in Schedule 1 (Description of Novated Interest) hereto.

5.	REVISED LIST OF LENDERS AND RECORD OF INTERESTS

Pursuant to Clause 28.3(d) (Procedure for Transfer - Senior Lenders) of the Common Terms Agreement, the Borrower [, the Facility Agents]3 and ADB shall receive notice of the novation of the Interests under this Deed, and the novation of rights and obligations referred to in Clause 2 (Novation) shall be noted accordingly.

2 Not applicable for the purposes of the ADB Facility Agreement.

3 Not applicable for the purposes of the ADB Facility Agreement.

6.	CONDITIONS PRECEDENT

The effectiveness of this Deed and the transfer or assignment of the Interest to the New Senior Lender hereunder are expressly conditioned upon confirmation from the Existing Senior Lender to the Intercreditor Agent (for and on behalf of the other Senior Finance Parties) that:

(a)	unless an Event of Default is subsisting, the Existing Senior Lender has given prior written notice to the Borrower of any such transfer or assignment;

(b)	(with respect to any transfer or assignment to be effected by a Covered Lender during the Availability Period), the New Senior Lender has a Required Credit Rating;

(c)	(with respect to any transfer or assignment to be made by a Covered Lender), JBIC has given its prior written consent to the transfer or assignment; and

(d)	the New Senior Lender is not a Borrower Entity, Equity Party or an Affiliate of any Equity Party.

7.	REPRESENTATIONS AND WARRANTIES

7.1	Representations of Existing Senior Lender

The Existing Senior Lender hereby represents and warrants to the New Senior Lender and to the Intercreditor Agent (for and on behalf of the other Senior Finance Parties) that as of the Effective Date:

(a)	the Existing Senior Lender is the owner of the Interest, free and clear of any rights of others;

(b)

the Existing Senior Lender is duly authorised to novate the Interest and has obtained all consents and given all notices required under the [●] Facility Agreement and the other Senior Finance Documents; and

(c)	this Deed is valid and binding on the Existing Senior Lender and enforceable against the Existing Senior Lender in accordance with its terms; and

(d)	the information contained in Schedule 1 (Description of Novated Interest) hereto is complete and correct.

7.2	Representations of New Senior Lender

The New Senior Lender hereby represents and warrants to the Existing Senior Lender and the Intercreditor Agent (for and on behalf of the other Senior Finance Parties) that as of the Effective Date:

(a)	the New Senior Lender is duly authorised and qualified to purchase and accept the Interest;

(b)	this Deed is valid and binding on the New Senior Lender and enforceable against the New Senior Lender in accordance with its terms;

(c)

the New Senior Lender has made its own independent investigation and assessment of the financial condition and affairs of each Borrower Entity and each Major Project Party and each of their related entities in connection with its participation in the Senior Finance Documents and has not relied exclusively on any information provided to it by the Existing Senior Lender in connection with any Senior Finance Document;

(d)

the New Senior Lender will continue to make its own independent appraisal of the creditworthiness of each Borrower Entity and each Major Project Party and each of their related entities while any amount is or may be outstanding under the Senior Finance Documents or any Total Commitment is in force;

(e)

the New Senior Lender has made its own credit and legal analysis of the [●] Facility Agreement, the Intercreditor Deed and the other Senior Finance Documents and the transactions described therein and has made its own decision to purchase and accept the Interest and to assume the duties and obligations of the Existing Senior Lender with respect to the Interest as set forth hereunder, and has done so independently and has not relied exclusively on any information provided to it by the Existing Senior Lender in connection with any Senior Finance Document, except that the New Senior Lender has relied on the Existing Senior Lender’s representations contained in Clause 7.1 (Representations of Existing Senior Lender) hereof; and

(f)	the Existing Senior Lender has made no representations or warranties to the New Senior Lender with respect to the Interest except as set forth in this Deed.

8.	MISCELLANEOUS

8.1	Headings

Headings are for reference only and are to be ignored in interpreting this Deed.

8.2	Governing Law

This Deed, and all non-contractual obligations arising from or in connection with this Deed, are governed by English law.

8.3	Entire Agreement

This Deed embodies the entire agreement and understanding between the Parties hereto and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof.

8.4	Further Assurances

The Existing Senior Lender and the New Senior Lender hereby agree to execute and deliver such other instruments, and take such other actions, as either Party may reasonably request in furtherance of the transactions contemplated by this Deed.

8.5	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

8.6	Agents’ Fees

No less than three (3) Business Days prior to the proposed date of transfer or assignment of the Interest to the New Senior Lender hereunder, the New Senior Lender shall pay to each of:

(a)	the Intercreditor Agent;

(b)	the Security Agents;

(c)	(in the case of a transfer or assignment with respect to rights and/or obligations under the Covered Lenders Facility Agreement) the Covered Lenders Facility Agent; and

(d)	(in the case of a transfer or assignment with respect to rights and/or obligations under the JBIC Facility Agreement) the JBIC Facility Agent,

for their own accounts, a non-reimbursable fee in the amount of USD5,000.

IN WITNESS WHEREOF this Deed has been duly executed as a deed and is effective on the date stated at the beginning of this Deed.

[Remainder of page intentionally left blank.]

SIGNATORIES

EXECUTED as a deed by	)	[Signature of authorised person]
[INSERT NAME OF EXISTING LENDER]	)
acting by [authorised person] and [authorised	)
person] acting under the authority of that	)	[Signature of authorised person]
company, in the presence of:	)

Witness’ signature:	……………………………………..
Name:	……………………………………..
Address:	…………………………………….. …………………………………….. ……………………………………..

EXECUTED as a deed by	)	[Signature of authorised person]
[INSERT NAME OF NEW LENDER]	)
acting by [authorised person] and [authorised	)
person] acting under the authority of that	)	[Signature of authorised person]
company, in the presence of:	)

Witness’ signature:	……………………………………..
Name:	……………………………………..
Address:	…………………………………….. …………………………………….. ……………………………………..

Acknowledged and Agreed:

[●] as Intercreditor Agent

By:	________________________

Name:	________________________

Date:	________________________

Acknowledged and Agreed4:

[●] as [●] Facility Agent

By:	________________________

Name:	________________________

Date:	________________________

4 Not applicable for the purposes of the ADB Facility Agreement.

SCHEDULE 1

TO DEED OF NOVATION

DESCRIPTION OF NOVATED INTEREST

Effective Date:_______________________________

Total Principal Amount of the [●] Facility Agreement:	$_____

Commitments and Participations

Principal Amount of the [●] Facility Agreement Commitment and/or Participation held by Existing Senior Lender before Transfer:	$_____

Principal Amount of the [●] Facility Agreement Commitment and/or Participation Being Transferred to New Senior Lender	$_____

Principal Amount of the [●] Facility Agreement Commitment and/or Participation held by Existing Senior Lender after Transfer	$_____

Principal Amount of the [●] Facility Agreement Commitment and/or Participation held by New Senior Lender after Transfer	$_____

Advances

Principal Amount of the [●] Facility Agreement Advance held by Existing Senior Lender before Transfer:	$_____

Principal Amount of the [●] Facility Agreement Advance Being Transferred to New Senior Lender	$_____

Principal Amount of the [●] Facility Agreement Advance held by Existing Senior Lender after Transfer	$_____

Principal Amount of the [●] Facility Agreement Advance held by New Senior Lender after Transfer	$_____

Address of New Senior Lender for Notices:
_____________________________ _____________________________ _____________________________
Attn:_________________________ Telephone: ____________________ Facsimile: _____________________

Schedule 5

Form Of Deed Of Accession – Hedging Counterparties

Dated                                       20[●]

[●]

as Intercreditor Agent

and

[●]

as New Hedging Counterparty

DEED OF ACCESSION

to

COMMON TERMS AGREEMENT AND INTERCREDITOR DEED

relating to

SARULLA GEOTHERMAL POWER PROJECT

9 Raffles Place
#42-02 Republic Plaza
Singapore 048619
(65) 6536 1161 (Tel)
(65) 6536 1171 (Fax)
www.lw.com

DEED OF ACCESSION

This DEED OF ACCESSION (“Deed”) is dated [●] (the “Effective Date”);

AMONG:

(1)	[●], as Intercreditor Agent (the “Intercreditor Agent”), for and on behalf of the Senior Secured Parties; and

(2)	[●] (the “New Hedging Counterparty”);

(referred to collectively as the “Parties” and each individually as a “Party”).

BACKGROUND

(A)

The Parties refer to the Common Terms Agreement dated [●] 2014, among the Borrower, the Facility Agents, the Intercreditor Agent, the Security Agents, the Mandated Lead Arrangers, the Hedging Counterparties and the financial institutions and trusts party thereto (the “Common Terms Agreement”) and the Intercreditor Deed dated [●] 2014, among the Facility Agents, the Intercreditor Agent, the Security Agents, the Hedging Counterparties and the financial institutions and trusts party thereto (the “Intercreditor Deed”).

(B)

In accordance with Clause 28.4 (Hedging Counterparties) of the Common Terms Agreement, the New Hedging Counterparty wishes to become a party to the Common Terms Agreement in the capacity of a Hedging Counterparty and the Intercreditor Deed in the capacity of a Hedging Counterparty on the terms and conditions set out herein.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Defined Terms in the Common Terms Agreement

Terms defined in the Common Terms Agreement shall have the same meaning in this Deed unless they are otherwise defined in this Deed or the context otherwise requires.

1.2	Construction and Interpretation

The provisions of Clause 1.2 (Construction), Clause 1.3 (Successors and Assigns) and Clause 1.4 (Miscellaneous) of the Common Terms Agreement shall apply to this Deed mutatis mutandis as if the same had been set out in full herein, with each reference to the Common Terms Agreement being deemed to be a reference to this Deed.

1.3	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Deed and no person not party to this Deed shall have or acquire any right to enforce any term of it pursuant to that Act, unless this Deed expressly provides that such person has rights under it or is entitled to benefit from its provisions. This Clause 1.3 (Third Party Rights) shall not affect any right or remedy of any third party which exists or is available otherwise than by reason of that Act and shall prevail over any other provision of this Deed which is inconsistent with it.

2.	ACCESSION

2.1	Accession by New Hedging Counterparty (Common Terms Agreement)

The New Hedging Counterparty hereby agrees with each other person who is or who becomes a party to the Common Terms Agreement that, with effect on and from the Effective Date, it will be bound by the Common Terms Agreement as a Hedging Counterparty as if it had been party to the Common Terms Agreement in the capacity of a Hedging Counterparty.

2.2	Accession by New Hedging Counterparty (Intercreditor Deed)

The New Hedging Counterparty hereby agrees with each other person who is or who becomes a party to the Intercreditor Deed that, with effect on and from the Effective Date, it will be bound by the Intercreditor Deed as a Hedging Counterparty, as if it had been party to the Intercreditor Deed in the capacity of a Hedging Counterparty.

3.	Condition precedent

The effectiveness of this Deed and the accession by the New Hedging Counterparty to the Common Terms Agreement and the Intercreditor Deed is expressly conditioned on the New Hedging Counterparty confirming to the Intercreditor Agent that it is an Eligible Bank.

4.	NOTICES

Notices shall be given under this Deed in the manner set forth in the Common Terms Agreement. The address of the New Hedging Counterparty for the purposes of Clause 34 (Notices) of the Common Terms Agreement shall be as set forth in Schedule 1.

5.	MISCELLANEOUS

5.1	Headings

Headings are for reference only and are to be ignored in interpreting this Deed.

5.2	Governing Law

This Deed and all non-contractual obligations arising out of or in connection with this Deed shall be governed by and construed in accordance with English law.

5.3	Entire Agreement

This Deed embodies the entire agreement and understanding between the Parties hereto and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof.

5.4	Further Assurances

The New Hedging Counterparty hereby agrees to execute and deliver such other instruments, and take such other action, as the Intercreditor Agent may reasonably request in furtherance of the transactions contemplated by this Deed.

5.5	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

IN WITNESS WHEREOF, this Deed has been duly executed as a deed and is effective on the date stated at the beginning of this Deed.

[Remainder of page intentionally left blank.]

SCHEDULE 1

TO DEED OF ACCESSION

New Hedging Counterparty Details

SIGNATORIES

EXECUTED as a deed by	)	[Signature of authorised person]
[INSERT NAME OF INTERCREDITOR AGENT]	) )
acting by [authorised person] and [authorised	)
person] acting under the authority of that	)	[Signature of authorised person]
company, in the presence of:	)

Witness’ signature:	_____________________________
Name:	_____________________________
Address:	_____________________________ _____________________________ _____________________________

EXECUTED as a deed by	)	[Signature of authorised person]
[INSERT NAME OF NEW HEDGING COUNTERPARTY]	) )
acting by [authorised person] and [authorised	)
person] acting under the authority of that	)	[Signature of authorised person]
company, in the presence of:	)

Witness’ signature:	_____________________________
Name:	_____________________________
Address:	_____________________________ _____________________________ _____________________________

Schedule 6

Material Governmental Authorisations

Part A     Material Government Authorisations To Be Obtained Prior To Closing Date

No.	Licenses	Issuing Authority
1. General Licenses of Operator and Borrower Entities
1.1	Taxpayer Identification Number (Nomor Pokok Wajib Pajak or “NPWP”) of Permanent Establishment (Badan Usaha Tetap or “BUT”) of the Operator and the Medco Borrower Entity	Tax Office
1.2	Certificate of Company Domicile (Surat Keterangan Domisili Perusahaan or “SKDP”) of each Borrower Entity	Head of Sub-district
1.3	Company Registration Certificate (Tanda Daftar Perusahaan or “TDP”) of the Operator and the Medco Borrower Entity	Local Office of Industry and Trade
1.4	Taxable Entrepreneur Confirmation Letter (Surat Pengukuhan Pengusaha Kena Pajak or “SPPKP”) of the Operator and the Medco Borrower Entity	Tax Office
2. Electricity Licenses
2.1	Approval of Electricity Price	Minister of Energy and Mineral Resources
3. Operational Licenses
3.1	Water Drawing Permit (Surat Izin Pengambilandan Pemanfaatan Air Permukaan)	Relevant local government agency
3.2

Building Construction Permit (Izin Mendirikan Bangunan or “IMB”) for the Plant (but not the Special Facilities relating to the transmission lines interconnecting the Plant and the Transmission Facilities (as defined in the ESC).

Local Government
3.3	Approval of appointment of Head of Technical of Geothermal (Persetujuan Pengangkatan Kepala Teknik Panas Bumi)	Minister of Energy and Mineral Resources
3.4	Approval of appointment of Temporary Deputy Head of Technical of Geothermal (Persetujuan Pengangkatan Wakil Kepala Teknik Panas Bumi)	Minister of Energy and Mineral Resources
3.5	Access Permit to the Sarulla Geothermal Mining Area	Local Government

No.	Licenses	Issuing Authority
3.6	Permit to Install Water Pipe on National Road	Ministry of Public Works
3.7	Import License (Angka Pengenal Importir Produsen or “APIP”) and Special Importer’s Identification Number (Nomor Pengenal Importir Khusus)	Ministry of Trade
3.8	Customs Identification Number (Nomor Induk Kepabeanan or “NIK”)	Directorate General of Customs and Excise (DGCE)
4. Environmental Licenses (including for Special Facilities)
4.1

Approval of Environmental Impact Assessment Documents (AMDAL) which consist of Environmental Analysis (ANDAL), Environmental Management Plan or “RKL” (Rencana Pengelolaan Lingkungan) and Environmental Monitoring Plan or “RPL” (Rencana Pemantauan Lingkungan).

Local Government
4.2	Environmental Permit (Izin Lingkungan)	Local Government
4.3	Nuisance Permit	Local Government
4.4	AMDAL or RKL/RPL Periodical Report	Receipt of submission issued by the relevant environmental agency
5. Manpower Licenses
5.1	Approval for Foreign Personnel Utilization Plan (RPTKA) and Work Permit (IMTA) for foreign workers located in Indonesia	Ministry of Manpower
5.2	Temporary Permission Card, Limited Stay Permit Card (KITAS) for foreign workers located in Indonesia	Minister of Law and Human Rights
6. Accounting, Finance-related Licenses & Offshore Loan Reporting
6.1	Authorization for Bookkeeping in English and US Dollar (only if bookkeeping is made in English and in USD)	Minister of Finance
6.2	Offshore Loan Approval from PKLN Team	PKLN Team (Coordinating Minister of Economy acting as Head of PKLN Team)
6.3	Report to Bank Indonesia (BI) on initial offshore loan in accordance with BI Regulation No. 14/21/2012 Concerning Foreign Exchange Activities Report.	Receipt of acceptance of the report from Bank Indonesia

No.	Licenses	Issuing Authority
7. Licenses/Title in the name of PGE
7.1	Temporary Electricity Business License (Izin Usaha Penyediaan Tenaga Listrik Sementara or IUPTLS).	Minister of Energy and Mineral Resources
7.2	Location Permit for the Plant	Head of Regency
7.3	Borrow-Use of Forestry Area Permit (Izin Pinjam Pakai Kawasan Hutan or “IPPKH”) (if the location of the geothermal mining area is within a forest area)	Minister of Forestry
8. Licenses of Initial Drilling Contractor (if the drilling activities are sub-contracted to an Indonesian drilling company)
8.1	Investment approval and any amendment to such approval (if the drilling contractor is a foreign investment company)	Investment Coordinating Board (Badan Koordinasi Penanaman Modal or “BKPM”)
8.2	Company Registration Certificate (or TDP) of the Initial Drilling Contractor	Local Office of Industry and Trade
8.3	SKDP of the Initial Drilling Contractor	Head of Sub-district
8.4	NPWP of the Initial Drilling Contractor	Tax Office
8.5	Registration Certificate (Surat Keterangan Terdaftar or “SKT”)	Directorate General of New Renewable Energy and Energy Conservation
8.6	Certificate for drilling technician	Directorate General of New Renewable Energy and Energy Conservation
8.7	Certificate for specialist technician	Directorate General of New Renewable Energy and Energy Conservation
8.8	Specifications of welding procedures	Directorate General of New Renewable Energy and Energy Conservation
8.9	Welder Certificate	Directorate General of New Renewable Energy and Energy Conservation
8.10	Safety licenses for the use of equipment in the geothermal mining activities	Ministry of Manpower and Transmigration

No.	Licenses	Issuing Authority
9. Licenses of Power Plant Contractors
9.1	Representative Office License for BUJKA (Izin Perwakilan Badan Usaha Jasa Konstruksi Asing or “IPBUJKA”) of Hyundai Engineering and Construction Co., Ltd. (Power Plant Supply Contractor	Ministry of Public Work – Construction Development Body (Badan Pembinaan Konstruksi)
9.2	Letter of Statement of Registration (Surat Keterangan Terdaftar) of Power Plant Supply Contractor	Tax Office
9.3	SPPKP of Power Plant Construction Contractor	Tax Office
9.4	NPWP of Power Plant Construction Contractor	Tax Office
9.5	TDP of Power Plant Construction Contractor	Local Office of Industry and Trade
9.6	SKDP of Power Plant Construction Contractor	Head of Sub-district
9.7	NPWP of Power Plant Construction Contractor	Tax Office
9.8	Letter of Statement of Registration (Surat Keterangan Terdaftar) of Power Plant Construction Contractor	Tax Office
9.9	Approval for Foreign Personnel Utilization Plan (RPTKA) and Work Permit (IMTA) for foreign workers located in Indonesia	Ministry of Manpower
9.10	Temporary Permission Card, Limited Stay Permit Card (KITAS) for foreign workers located in Indonesia	Minister of Law and Human Rights
9.11	Construction Service Business License (Izin Usaha Jasa Konstruksi or “IUJK”) of Power Plant Construction Contractor	Local Government (for local company) or BKPM (for foreign investment company or the Ministry of Public Works (for representative office of foreign construction company)
10. Licences for Special Facilities
10.1	Location Permit (in the name of PLN)	Local Government

Part B     Material Governmental Authorisations to be obtained on or before Conditions Subsequent Cut-Off Date

No.	Licenses	Issuing Authority
1.	Certificate of Right to Build (Sertifikat Hak Guna Bangunan or SHGB) for the Project Site and the land upon which the Special Facilities are located.	Land Office
2.	Permanent Electricity Business License (Izin Usaha Penyediaan Tenaga Listrik or IUPTL).	Minister of Energy and Mineral Resources
3.	Approval for the initial Annual Import Material Requirement Plan (Rencana Kebutuhan Barang Impor or “RKBI”) of material imported goods (power generations equipment) needed for a 12 month period	Directorate General of Electricity
4.	Approval of Plan to Import Goods (Rencana Impor Barang or “RIB”) for the power generation equipment	Directorate General of Electricity
5.	Approval for Exemption of Import Duty for the power generation equipment	Minister of Finance
6.	Electricity Support Service Business License (Izin Usaha Jasa Penunjang Tenaga Listrik or “IUJPTL”) of the Indonesian Contractor	Ministry of Energy and Mineral Resources
7.	IMB for the Special Facilities	Local Government

Part C     Material Governmental Authorisations to be obtained after the Closing Date

No.	Licenses	Issuing Authority
1.	Permit to use public roads for heavy load transportation (i.e. Port and Haul Road Licenses) of the Power Plant Construction Contractor	Local Government
2.

Permit to operate certain equipment and tools (i.e. Operation Worthiness License) including but not limited to the following equipment/tools:

●     Pressure Vessel License

●     Fire Extinguishers

●     Lightning Protection

●     Power Production Machinery/ Engine

●     Lifting Equipment and Transportation

●     Electrical Equipment in the Work Place

Ministry of Energy and Mineral Resources and/or Ministry of Manpower (through Regional Office of Ministry of Manpower)
3.	(Geothermal) Installation use worthiness certificate (Surat Kelayakan Penggunaan Instalasi)	Directorate General of New Renewable Energy and Energy Conservation
4.	Certificate for Specialist Technician to operate heavy equipment of the Power Plant Construction Contractor	Ministry of Manpower (through Regional Office of Ministry of Manpower)
5.	Hazardous and Poisonous Waste Storage Permit (Izin Penyimpanan Limbah B3)	Local Government
6.	Periodical reports for B3 waste management as waste producer or Penghasil Limbah B3	Receipt from Local Government
7.	Approval for the transportation of B3 Waste (if applicable)	Local Government
8.	Use and Storage of Explosive (if applicable)	The Head of Police of Indonesia
9.	Operational Worthiness Certificate (Sertifikat Laik Operasi or “SLO”) of the Electricity Generation Facilities	Accredited Electrical Inspection Institute (Lembaga Inspeksi Listrik Terakreditasi) / Directorate General of Electricity
10.	Certificate for specialist technician to operate the Electricity Generation Facilities	Electricity Technical Experts Association (Ikatan Ahli Teknik Ketenagalistrikan) / Directorate General of Electricity

Schedule 7

Project Insurances

PART A – CONSTRUCTION PHASE INSURANCES

1.1 Construction/Erection “All Risks” Insurance
Principal Insured

The Borrower, PGE, the Contractors and/or associated and/or subsidiary companies and suppliers and/or consultants, and/or sub-contractors of every tier (for their onsite activities only) and their officers, directors, employees and agents, for their respective rights and interests in connection with the Project.

Additional Insured

Senior Secured Parties, Senior Lenders’ Technical Advisor (for their onsite activities only) and Senior Lenders’ Reserves Consultant (for their onsite activities only), and their officers, directors, employees and agents, for their respective rights and interests.

Loss Payee	The Offshore Security Agent in respect of all proceeds payable to the Insured
Period of Insurance

From the earlier of the NTP Date or when Works (as defined in the Coordination Agreement) commence until the Substantial Completion Date of the Third Generating Unit, with a 24 months’ defects liability period for each Generating Unit following the Substantial Completion Date of each individual Generating Unit, and in respect of the Special Facilities until the handover of the Special Facilities to PLN.

Insured Project

The design, construction, erection installation, testing and commissioning of a  3 x 110 MW geothermal power plant geothermal field and related infrastructure at Silangkitang and Namora-I-Langit, Sarulla, North Sumatra, Indonesia plus all associated and ancillary works.

Insured Interest

Works, temporary works, services, materials, plant, machinery, spares, temporary buildings and all other property or equipment of whatsoever nature or description (but excluding the Construction Contractor’s Plant & Equipment (as defined in the Power Plant Construction Contract)) used or intended for incorporation in all works comprising the Electricity Generation Facilities, Special Facilities and/or Field Facilities or that is the property of the Insured or for which they may be responsible (including, for the avoidance of doubt, the relevant PGE Assets) at the Project Site or elsewhere in the Territorial Limit excluding any sub-surface property.

Minimum Sum Insured

The sum equivalent to the full replacement value of the Insured Interest (as defined above), which shall not be less than the amount of the Total Contract Price (as defined in the Coordination Agreement), any other increases in value in relation to the Project, the Borrower’s (including the Operator’s) works plus an allowance for contingencies, fuel and additional spares.

Coverage

Subject to the exclusions listed below, “all-risks” of physical loss or damage from any cause to the Insured Interest including risks associated with design, construction and erection, start-up and testing of the Electricity Generation Facilities, Field Facilities and Special Facilities and all materials, supplies and equipment to be used by the Plant or intended for installation into the Plant (other than plant and equipment which the Contractors will have responsibility to insure or self-insure under the Construction and Drilling Contracts).

Territorial Limit	Republic of Indonesia.
Maximum Deductibles	a) USD1,000,000 each and every occurrence of Earthquake, Landslide and Volcanic Eruption;
b) USD500,000 each and every occurrence of loss or damage in respect of steam turbine generators brine OEC generators bottoming OEC generators and transformers:
i. during hot testing and commissioning and reliability runs;
ii. in respect of LEG 2/96;
iii. during the applicable defects liability period;
c) USD250,000 each and every occurrence of loss or damage in respect of all other equipment:
i. during hot testing and commissioning and reliability runs;
ii. in respect of LEG 2/96; and
iii. during the applicable defects liability period;
d) USD250,000 each and every occurrence for storm tempest flood water damage subsidence collapse; and
e) USD100,000 each and every occurrence for all other events of loss or damage, subject always to the proviso that in respect of any single occurrence where more than one deductible could apply, then only the highest single deductible shall be borne by the Insured.
Conditions and Extensions	Coverage to be as broad as would be expected from a prudent developer of a Project of this nature and to include but not be limited to the following clauses:
a) 72 Hours;
b) Automatic Reinstatement of Sum Insured (at additional premium to be agreed);
c) Cessation of Works;
d) Claims Preparation Costs –USD1,000,000;
e) Customs and Duties;
f) Debris Removal –USD20,000,000;
g) Escalation – Up to 15% of sum insured;

h) Existing Property –USD5,000,000;
i) Expediting Expenses (including airfreight) –USD5,000,000;
j) Extended Maintenance (24 months);
k) Fire Fighting Expenses –USD2,000,000;
l) Inland Transit –USD5,000,000 per conveyance;
m) Marine 50/50;
n) Off-Site Fabrication (locations in Indonesia only) ;
o) Off-Site Storage (locations in Indonesia only) –USD5,000,000 per location;
p) Plans and Documents –USD1,000,000;
q) Preventive Measures and Minimization Costs – USD5,000,000;
r) Pollution Clean Up;
s) Professional Fees –USD1,000,000;
t) Public Authorities –USD5,000,000;
u) Repeat Tests;
v) Strikes, Riot and Civil Commotion;
w) Temporary Removal –USD2,000,000;
x) Waiver of Subrogation;
y) Lenders’ Endorsements.
Exclusions	a) Design Risks – LEG 2/96;
b) Gradual Deterioration, Wear & Tear and Corrosion;
c) Money, Banknotes, etc.;
d) Political Risks;
e) Radioactive Contamination;
f) Terrorism;
g) Unexplained Disappearance;
h) Electronic Data;
i) Sanctions;
j) War Risks; and
k) any additional exclusion approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.2 Construction/Erection “All Risks” (CEAR) Delay in Start-Up (DSU) Insurance
Principal Insured	The Borrower in connection with the Project.
Additional Insured	Senior Secured Parties, Senior Lenders’ Technical Advisor and Senior Lenders’ Reserves Consultant, and their officers, directors, employees and agents, for their respective rights and interests.

Period of Insurance	From the earlier of the NTP Date or when Works (as defined in the Coordination Agreement) commence until Substantial Completion of the Third Generating Unit.
Loss Payee	The Offshore Security Agent in respect of all proceeds payable to the Borrower and the Senior Secured Parties.
Insured Interest

If any property insured under the CEAR insurance (as described in Item Part A, Item 1.1 above) is physically lost or damaged by any of the risks insured under such insurance (including loss or damage which would have been indemnifiable but for the application of any deductible) and results in a delay beyond a Scheduled Substantial Completion Date, this insurance will indemnify the insured in respect of financial loss during the period of indemnity, including:

i Debt servicing costs in respect of loans made under, monies borrowed or guarantees given pursuant to the Senior Finance Documents (including Repayment Instalments, any guarantee commissions, commitment fees, agency fees or other fees owing to any Secured Party under the Senior Finance Documents), and any other finance costs and debt service obligations set out in the Senior Finance Documents that would have been paid or payable out of revenue that would have been received but for the occurrence of loss or damage;
ii Other fixed costs (including insurance costs, administration costs, operations and maintenance costs, management and personnel costs, electricity, water, fees, taxes and licenses) due to a delay in start-up as a result of a physical loss or damage to works during construction, testing or commissioning indemnifiable under the CEAR policy (as described in Item Part A, Item 1.1 above) and that would have been paid or payable out of revenue that would have been received but for the loss or damage; and
iii Increased Cost of Working i.e. the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced, less any sums saved in respect of such costs as may cease or be reduced in consequence of the delay.
Minimum Indemnity Period	24 months from the Scheduled Substantial Completion Date of each Generating Unit.
Minimum Sum Insured	A sum equivalent to the Insured Interest for the duration of the Minimum Indemnity Period.
Maximum Deductibles	60 days per Generating Unit in the aggregate for the policy period.

Conditions and Extensions	Coverage to be as broad as would be expected from a prudent developer of a Project of this nature and to include but not be limited to the following clauses:
a) Contractors’ Plant & Equipment – USD5,000,000;
b) Civil/Military Authorities –USD5,000,000;
c) Denial of Access –USD5,000,000 within 2.5km;
d) Failure of Public Utilities –USD5,000,000 (FLEXA perils only);
e) Named Customers & Suppliers –USD10,000,000 (FLEXA perils only);
f) Professional Accountants’ Fees –USD2,500,000; and
g) Lenders’ Endorsements.
Exclusions

a)    Lack of Funds to Repair or Replace Loss or Damage;

b)    Radioactive Contamination;

c)    Terrorism;

d)    Political Risks;

e)    Sanctions;

f)     War Risks; and

g)    any additional exclusion approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.3 Third Party Liability Insurance
Principal Insured	Same as Part A, 1.1 above.
Additional Insured	Same as Part A, 1.1 above.
Period of Insurance	Same as Part A, 1.1 above.
Insured Interest	Legal liability in respect of:

i death of or bodily injury to or illness or disease contracted by any third party; and

ii loss of or damage to third party property,

happening or consequent upon a cause occurring during the Period of Insurance and arising out of or in connection with the Project anywhere within the Territorial Limit (including arising out of the design, procurement, engineering, development, drilling, installation, erection, testing, commissioning, ownership, construction, and professional costs and expenses incurred in dealing with any claim).

Territorial Limit	Worldwide.
Jurisdiction	Worldwide
Minimum Limit of Indemnity

USD50,000,000 any one occurrence or series of occurrences arising out of one event, provided that the number of occurrences during the Period of Insurance is unlimited.

In respect of Sudden and Accidental Pollution, the limit of indemnity shall be USD50,000,000 any one occurrence or series of occurrences arising out of one event and in the aggregate.

Maximum Deductible	USD50,000 each and every occurrence in respect of drilling/well related accidents. USD25,000 each and every occurrence in respect of property damage only. None for injury to or death of individuals.
Conditions and Extensions

Coverage to be as broad as would be expected from a prudent developer of a project of this nature and to include but not be  limited to the following clauses:

a)    Cross Liability Clause;

b)    Motor Contingent Liability;

c)    Temporary Overseas Visits;

d)    Waiver of Subrogation; and

e)     Lenders’ Endorsements.

Exclusions

a)    Asbestos;

b)    Failure to Supply;

c)    Liquidated Damages, Fines and Penalties;

d)    Products Liability;

e)    Pollution except Sudden & Accidental;

f)     Watercraft / Aircraft;

g)    Professional Services;

h)    Advertising Liability;

i)     Defamation / Libel;

j)     Cyber Liability;

k)    Contract Works;

l)     Electromagnetic Field;

m)   Terrorism;

n)    Underground Cables and Pipes;

o)    War Risks; and

p)    any exclusions or exceptions which are market standard for the type or size of risk that are approved by Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.4 Marine Cargo Insurance
Principal Insured	Same as Part A, 1.1 above, excluding ship/vessel/barge owners, charterers, carriers, forwarders and hauliers.
Additional Insured	Same as Part A, 1.1 above.
Loss Payee	Same as Part A, 1.1 above.
Period of Insurance

From the date of the first loading of a shipment leaving the warehouse or factory and continuing to the date of delivery of the final consignment to the Project Site with respect to items to be used in connection with or incorporated in the Works (as defined in the Coordination Agreement).

Interest Insured

“All risks” of loss or damage per Institute Cargo Clause “A” including war charges of general average sacrifice, or contribution and salvage expenses, including for loss or damage to all equipment, components, spares, materials, machinery and other items intended for incorporation in the works or temporary works comprising the Project.

Voyage

From point of origin at manufacturer’s or suppliers’ premises including while in transit by sea or air or the land portion from country of origin anywhere in the world to the Project Site or vice versa including transshipments, until arrival (but after unloading) at the Project Site.

Minimum Limit of Liability	A sum equivalent to the total replacement cost of property of the largest single shipment exposed to risk of loss for any one occurrence.
Maximum Deductible	USD25,000 each and every loss.
Conditions and Extensions

Coverage to be as broad as would be expected from a prudent developer of a Project of this nature and to include the following Institute of London Underwriters clauses:

a)    Institute War Clauses (Cargo);

b)    Institute War Clauses (Air Cargo);

c)    Institute Strikes Clauses (Cargo);

d)    Institute Strikes Clauses (Air Cargo);

e)    Institute Cyber Attack Exclusion Clause;

f)     Institute Radioactive Contamination, Chemical, Biological, Bio- chemical and Electromagnetic Weapons Exclusion Clause;

g)    50/50 Clause;

h)    Cargo ISM Endorsement;

i)     Concealed Damage;

j)     General Average Clause; and

k)    Removal of Debris Clause.

Exclusions

a)    Inherent vice or nature of the subject matter insured;

b)    Insolvency or financial default of the owners managers charterer’s or operators of the vessel or aircraft, unless not material to the claim;

c)    Insufficiency or unsuitability of packing;

d)    Ordinary leakage loss in weight or volume or wear and tear of the subject matter insured;

e)    Unseaworthiness of the vessel or craft, etc., but only where the Insured is aware of the unseaworthiness;

f)     Vessel not ISM Code certified/SOLAS Convention;

g)    War, radioactivity and terrorism on land; and

h)    any other exclusions approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.5 Marine Cargo Delay in Start-Up Insurance
Insured	Same as Part A, 1.2 above, excluding shipowners and/or vessel owners and/or barge owners and/or ship charterers and/or vessel charterers and/or barge charterers and freight forwarders.
Additional Insured	Same as Part A, 1.2 above.
Period of Insurance	Same as Part A, 1.4 above.
Loss Payee	Same as Part A, 1.2 above.
Insured Interest

If any property insured under the Marine Cargo insurance is physically lost or damaged by any of the risks insured under such insurance (including loss or damage which would have been indemnifiable but for the application of any deductible) and results in a delay beyond a Scheduled Substantial Completion Date, this insurance will indemnify the insured in respect of financial loss during the period of indemnity, including for:

iii.Increased Cost of Working i.e. the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced, less any sums saved in respect of such costs as may cease or be reduced in consequence of the delay.

i.      Debt servicing costs in respect of loans made under, monies borrowed or guarantees given pursuant to the Senior Finance Documents (including Repayment Instalments, any guarantee commissions, commitment fees, agency fees or other fees owing to any Secured Party under the Senior Finance Documents), and any other finance costs and debt service obligations set out in the Senior Finance Documents that would have been paid or payable out of revenue that would have been received but for the occurrence of loss or damage;

ii.     Other fixed costs (insurance costs, administration costs, operations and maintenance costs, management and personnel costs as applicable, electricity, water, fees, taxes and licenses) that would have been paid or payable out of revenue that would have been received but for the loss or damage; and

iii. Increased Cost of Working i.e. the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced, less any sums saved in respect of such costs as may cease or be reduced in consequence of the delay.
Minimum Indemnity Period	18 months from the Scheduled Substantial Completion Date of each Generating Unit.
Minimum Sum Insured	A sum equivalent to the Insured Interest for the duration of the Minimum Indemnity Period.
Minimum Deductible	45 days each and every loss.

Conditions and Extensions

Coverage to be as broad as would be expected from a prudent developer of a Project of this nature and to include the following clauses:

a)    Extra Expenses –USD1,000,000;

b)    Increased Freight;

c)    Professional Accountants’ Fees –USD1,000,000;

d)    Return/Repair Shipments; and

e)    Lenders’ Endorsements.

Exclusions

a)    Lack of Funds to Repair or Replace Loss or Damage;

b)    Radioactive Contamination;

c)    Terrorism;

d)    War Risks; and

e)    any exclusions or exceptions which are market standard for the type or size of risk, which are approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.6 Workmen’s Compensation/Employer’s Liability

The Borrower shall procure that there is in effect throughout the period from the Closing Date until the expiration date of the last defects liability period under the Construction and Drilling Contracts, policy(ies) of insurance, with insured sums/limits as required to be in compliance with Applicable Laws in Republic of Indonesia and/or to indemnify the legal and contractual liabilities of the Borrower, the Senior Secured Parties, the Senior Lenders’ Reserves Consultant, the Senior Lenders’ Technical Advisor, the Contractors and all their subcontractors of any tier in respect of the accidental death or injury of any staff or employee of the Borrower or their nominated agents, representatives or agents during the course of his or her employment in connection with the Project anywhere in Republic of Indonesia.

1.7 Miscellaneous

Other insurance as is customary, desirable or necessary to comply with Applicable Law, local or other requirements, including a comprehensive automobile vehicle insurance which the Borrower and the Contractors and all sub-contractors are to purchase with bodily injury and property damage combined in single insured sums/limits per occurrence as required to be in compliance with local laws, covering vehicles owned or hired. These insurances are to be purchased in the name of, or on behalf of, the Borrower, and for such sums insured as mandated under Applicable Laws in Republic of Indonesia or as the Borrower and the Intercreditor Agent (acting with the advice of the Senior Lenders’ Insurance Consultant) shall agree or, failing that, as a prudent operator of the Project would purchase.

PART B – OPERATION PHASE INSURANCES

1.1 Industrial “All Risks” (IAR) Insurance
Principal Insured	The Borrower and/or the Technical Support Agreement Providers and/or the Technical Support Agreement Providers’ subcontractors in connection with the Project.
Additional Insured	Same as Part A, Item 1.1 above.
Loss Payee	Same as Part A, Item 1.1 above.
Period of Insurance

From the Substantial Completion Date of the First Generating Unit until the Substantial Completion Date of the Third Generating Unit and thereafter on an annually renewable basis until the irrevocable payment in full of all obligations to the Senior Secured Parties.

Insured Project	Same as Part A, Item 1.1 above.
Insured Interest

All real and personal (movable and immovable) property constituting the Project Assets and the PGE Assets, including but not limited to machinery and equipment, buildings, structures, earthworks, equipment, spares and consumables.

Coverage

Against all perils of physical loss or damage to the Insured Interest including machinery breakdown occurring during the period of insurance by any cause not otherwise excluded which are usually and reasonably insurable, including fire, lightning, explosion, mechanical/electrical breakdown, spontaneous combustion, landslide, volcanic eruption, storm, wind, tempest, flood, hurricane, water damage, sprinkler leakage, civil strife, riot, strike, malicious damage,  aircraft impact, earthquake, tsunami, collapse and/or loss of contents of tanks and bursting and overflowing of tanks, apparatus or pipes or debris removal.  Cover shall extend to vacant and unoccupied premises; physical loss or damage to Insured Interest resulting from a defect in workmanship LEG2/96) material or design; items stored off-site.

Cover shall provide no less than the terms, conditions and perils/causes of loss provided under an “all risks” insurance policy effected by a prudent utility operator.

Minimum Sum Insured	The sum equivalent to the full replacement value of the Insured Interest (as defined above).
Territorial Limit	Republic of Indonesia
Maximum Deductibles

a)    USD1,000,000 each and every occurrence of Earthquake, Landslide and Volcanic Eruption;

b)    USD500,000 each and every occurrence of loss or damage in respect of steam turbine generators, brine OEC generators, bottoming OEC generators and transformers;

c)    USD250,000 each and every occurrence of loss or damage in respect of all other equipment, storm, tempest, flood, water damage, subsidence or collapse;

d)    USD100,000 each and every occurrence for all other events of loss or damage,

subject always to the proviso that in respect of any single occurrence where more than one deductible could apply, then only the highest single deductible shall be borne by the Insured.

Conditions and Extensions

Coverage to be as broad as would be expected from a prudent utility operator of a Project of this nature and to include but not be limited to the following clauses:

a)    72 Hours;

b)    Automatic Reinstatement of Sum Insured;

c)    Capital Additions –USD10,000,000;

d)    Debris Removal –USD10,000,000;

e)    Escalation – Up to 20% of sum insured;

f)     Expediting Expenses (including airfreight) – USD5,000,000;

g)    Fire Fighting Expenses –USD2,000,000;

h)    Inland Transit –USD5,000,000 per conveyance;

i)     Minor Works (including refurbishment and rehabilitation) –USD5,000,000;

j)     Off-Site Storage (locations in Indonesia only) – USD5,000,000 per location;

k)    Plans and Documents – USD1,000,000;

l)     Preventive Measures and Minimization Costs – USD5,000,000;

m)   Professional Fees – USD1,000,000;

n)    Public Authorities (including undamaged property) – USD5,000,000;

o)    Pollution Clean Up;

p)    Strikes, Riot and Civil Commotion;

q)    Temporary Removal –USD2,000,000; and

r)     Lenders’ Endorsements.

Exclusions

a)    Design Risks – LEG 2/96;

b)    Gradual Deterioration, Wear & Tear and Corrosion;

c)    Money, Banknotes, etc.;

d)    Political Risks;

e)    Radioactive Contamination;

f)     Electronic Data;

g)    Sanctions;

h)    Terrorism;

i)     Unexplained Disappearance;

j)     War Risks; and

k)    any exclusions or exceptions which are market standard for the type or size of risk which are approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.2 Business Interruption Insurance
Principal Insured	The Borrower in connection with the Project.
Additional Insured	Same as Part B, Item 1.1 above.
Loss Payee	Same Part B, Item 1.1 above.
Period of Insurance	Same as Part B, Item 1.1 above.
Insured Interest

If any property insured under the IAR insurance (as described in Part B, Item 1.1 above) is physically lost or damaged by any of the risks insured under such insurance (including loss or damage which would have been indemnifiable but for the application of any deductible) and causes interruption in the normal commercial operations of the Project, this insurance will indemnify the Insured in respect of the financial loss during the period of indemnity, including:

i.      Debt servicing costs in respect of loans made under, monies borrowed or guarantees given pursuant to the Senior Finance   Documents (including Repayment Instalments, any guarantee commissions, commitment fees, agency fees or other fees owing to any Secured Party under the Senior Finance Documents), and any other finance costs and debt service obligations set out in the Senior Finance Documents that would have been paid or payable out of revenue that would have been received but for the occurrence of loss or damage;

ii.     Other fixed costs (including insurance costs, administration costs, operations and maintenance costs, management and personnel costs as applicable, extension payments, electricity, water, fees, taxes and licenses) that would have been paid or payable out of revenue that would have been received but for the loss or damage;

       and

iii.    Increased Cost of Working i.e. the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced, less any sums saved in respect of such costs as may cease or be reduced in consequence of the delay.

Minimum Indemnity Period	24 months from the date of insured damage.
Minimum Sum Insured	A sum equivalent to the Insured Interest for the duration of the Minimum Indemnity Period.
Maximum Deductible	a) 60 days each and every loss in respect of loss or damage to steam turbine generators brine OEC generators bottoming OCE generators, transformers, earthquakes, landslides and volcanic eruptions.
b) 45 days each and every loss in respect of all other incidents.
Conditions and Extensions

Coverage to be as broad as would be expected from a prudent utility operator of a Project of this nature and including the following clauses:

a)    Accounts Receivable –USD2,000,000;

b)    Civil/Military Authorities –USD5,000,000;

c)    Denial of Access –USD5,000,000;

d)    Failure of Public Utilities –USD5,000,000 (FLEXA perils only);

e)    Professional Accountants’ Fees –USD1,000,000; and

f)     Lenders’ Endorsements.

Exclusions

a)    Lack of Funds to Repair or Replace Loss or Damage;

b)    Radioactive Contamination;

c)    Political Risks;

d)    Sanctions;

e)    Terrorism;

f)     War Risks; and

g)    any exclusions or exceptions which are market standard for the type or size of risk which are approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.3 Comprehensive General Liability Insurance
Principal Insured	Same as Part B, Item 1.1 above.
Additional Insured	Same as Part B, Item 1.1 above.
Period of Insurance	Same as Part B, Item 1.1 above.
Insured Interest

Legal liability in respect of:

i.     death of or bodily injury to or illness or disease contracted by any third party; and

ii.    loss of or damage to third party property,

happening or consequent upon a cause occurring during the Period of Insurance and arising out of or in connection with the Project anywhere within the Territorial Limit, including arising out of or in connection with the ownership, operation, use or maintenance of the Project (inclusive of drilling), including the Electricity Generation Facilities and/or Field Facilities, and any related activities and professional costs and expenses incurred in dealing with any claim.

Territorial Limit	Worldwide.
Jurisdiction	Worldwide
Minimum Limit of Indemnity

USD50,000,000 any one occurrence or series of occurrences arising out of one event, provided that the number of occurrences during the Period of Insurance is unlimited.

In respect of Product liability, Sudden & Accidental Pollution, the limit of indemnity shall be USD50,000,000 any one occurrence or series of occurrences arising out of one event and in the aggregate.

Maximum Deductible	USD25,000 each and every occurrence in respect of property damage only. USD50,000 each and every occurrence in respect of drilling/well related accidents.
Conditions and Extensions

Coverage to be as broad as would be expected from a prudent developer of a Project of this nature and to include the following clauses:

a)    Cross Liability Clause;

b)    Motor Contingent Liability;

c)    Temporary Overseas Visits;

d)    Waiver of Subrogation; and

e)     Lenders’ Endorsements.

Exclusions

a)    Asbestos;

b)    Failure to Supply;

c)    Liquidated Damages Fines and Penalties;

d)    Pollution except Sudden & Accidental;

e)    Products Liability;

f)    Watercraft / Aircraft;

g)    Professional Services;

h)    Advertising Liability;

i)     Defamation / Libel;

j)     Cyber Liability;

k)    Contract Works;

l)     Electromagnetic Field;

m)   Terrorism;

n)    War Risks; and

o)    any exclusions or exceptions which are market standard for the type or size of risk, which are approved by the Intercreditor Agent (acting in consultation with the Senior Lenders’ Insurance Consultant).

1.4 Workmen’s Compensation/Employer’s Liability

The Borrower shall procure that there is in effect throughout the period from the date of termination of the of insurance referred to in paragraph 1.6, Part A of this Schedule 7, policies of insurance with insured sums/limits as required to be in compliance with Applicable Laws in Republic of Indonesia and/or to indemnify the legal and contractual liabilities of the Borrower, the Senior Secured Parties, the Senior Lenders’ Reserves Consultant, the Senior Lenders’ Technical Advisor, the Contractors and all their subcontractors of any tier in respect of the accidental death or injury of any staff or employee of the Borrower or their nominated agents, representatives or agents during the course of his or her employment in connection with the Project anywhere in Republic of Indonesia.

1.5 Miscellaneous

Other insurance as is customary, desirable or necessary to comply with Applicable Law, local or other requirements, including a comprehensive automobile vehicle insurance which the Borrower, the Technical Service Agreement Providers, the Additional Drilling Contractor(s) (if any) and all sub-contractors are to purchase with bodily injury and property damage combined in single insured sums/limits per occurrence as required to be in compliance with local laws, covering vehicles owned or hired. These insurances are to be purchased in the name of, or on behalf of, the Borrower, and for such sums insured as mandated under Applicable Laws in Republic of Indonesia or as the Borrower and the Intercreditor Agent, acting with the advice of the Senior Lenders’ Insurance Consultant, shall agree or, failing that, as a prudent operator of the Project would purchase.

PART C

CONSTRUCTION AND OPERATION PHASE INSURANCES

1.1 Well Equipment Insurance
Principal Insured	Same as Part A, Item 1.1 above.
Additional Insured	Same as Part A, Item 1.1 above.
Loss Payee	Same as Part A, Item 1.1 above.
Period of Insurance

From the earlier of the NTP Date or when drilling commences until Substantial Completion of the Third Generating Unit on an annually renewable basis for the construction period and from Substantial Completion of the Third Generating Unit on an annually renewable basis for the operational period.

Insured Interest	“All risks” of physical loss or damage to well equipment
Minimum Sum Insured	The full replacement value of the insured property
Territorial Limit	Indonesia
Maximum Deductibles

a)    USD1,000,000 each and every occurrence of Earthquake, Landslide and Volcanic Eruption;

b)    USD250,000 each and every occurrence of loss or damage in respect of machinery breakdown, storm, tempest, flood, water damage, subsidence collapse; and

c)    USD100,000 each and every occurrence for all other events of loss or damage

Conditions and Extensions	a) Machinery Breakdown –USD1,000,000; b) Downhole Equipment (named perils only); c) Removal of Wreckage/Debris –25% of sum insured; and d) Lenders’ Endorsements.
Exclusions	a) Information Technology Hazards; b) Microorganisms; c) Radioactive Contamination; d) Terrorism; e) War Risks; and f) Institute Cyber Attack Exclusion CL380

1.2 Operator’s Extra Expenses Insurance
Principal Insured	Same as Part C, Item 1.1 above.
Additional Insured	Same as Part C, Item 1.1 above.
Loss Payee	Same as Part C, Item 1.1 above.
Period of Insurance

From the earlier of the NTP Date or when drilling commences until Substantial Completion of the Third Generating Unit on an annually renewable basis for the construction period and from Substantial Completion of the Third Generating Unit on an annually renewable basis for the operational period.

Insured Interest	Operator’s extra expenses including control of well; limited redrilling/extra expenses; seepage and pollution, clean-up and contamination
Minimum Sum Insured	USD20,000,000 combined single limit any one occurrence or series of occurrences arising out of one event
Territorial Limit	Indonesia
Deductibles

a)   USD375,000 combined single excess each and every occurrence of loss or damage in respect of drilling wells;

b)   USD250,000 combined single excess each and every occurrence of loss or damage in respect of all other wells; and

c)   USD75,000 each and every occurrence of loss or damage in respect of care, custody and control.

Major Conditions and Extensions

a)   Care, Custody and Control –USD1,000,000;

b)   Contingent Joint Venture;

c)    Deliberate Well Firing;

d)   Making Wells Safe;

e)    Evacuation Expenses;

f)    Extended Redrilling and Restoration Costs;

g)   Subsequent Production/Suspension/Abandonment Coverage for Drilling Wells (at no additional charge to the end of the same policy period in which they were spud-in);

h)   Underground Control of Well; and

i)     Lenders’ Endorsements.

Major Exclusions

a)    Loss or Damage to Drilling/Production Equipment;

b)   Delay or Loss of Reservoir Pressure;

c)    Fines and Penalties;

d)   Punitive Damages;

e)   Information Technology Hazards;

f)    Microorganisms;

g)   Radioactive Contamination;

h)   Terrorism;

i)    War Risks; and

j)     Institute Cyber Attack Exclusion CL380.

1.3 Terrorism Insurance
Principal Insured	Same as Part A, Item 1.2 above.
Additional Insured	Same as Part C, Item 1.1 above.
Loss Payee	Same as Part C, Item 1.1 above.
Period of Insurance

From the earlier of the NTP Date or when Works (as defined in the Coordination Agreement) commence until Substantial Completion of the Third Generating Unit for the construction period and from Substantial Completion of the Third Generating Unit on an annually renewable basis for the operational period.

Insured Interest

I)    Material damage to the insured interest as a result of an act or series of acts of terrorism, sabotage, riots, strikes, civil commotion, malicious damage, insurrection, rebellion, revolution, and mutiny coup d’Etat;

II)   If any property insured under the Terrorism insurance is physically lost or damaged by any of the risks insured under such insurance (including loss or damage which would have been indemnifiable but for the application of any deductible) and either results in a delay beyond a Scheduled Substantial Completion Date for the construction period or causes interruption in the normal commercial operations of the Project for the operational period, this insurance will indemnify the Insured in respect of the following during the period of indemnity:

i. Debt servicing costs in respect of loans made under, monies borrowed or guarantees given pursuant tothe Senior Finance Documents (including Repayment Instalments, any guarantee commissions, commitment fees agency fees or other fees owing to any Secured Party under the Senior Finance Documents), and any other finance costs and debt service obligations set out in the Senior Finance Documents that would have been paid or payable out of revenue that would have been received but for the occurrence of loss or damage;
ii. Other fixed costs (include insurance costs, administration costs, operations and maintenance costs, management and personnel costs as applicable, extension payments, electricity, water, fees, taxes and licenses) that would have been paid or payable out of revenue that would have been received but for the loss or damage; and
iii. Increased Cost of Working i.e. the additional expenditure necessarily and reasonably incurred for the sole purpose of avoiding or reducing the amount for which the insurers are liable, but not exceeding the sum by which such amount otherwise payable is reduced, less any sums saved in respect of such costs as may cease or be reduced in consequence of the delay.

Minimum Sum Insured	The sum equivalent to the probable maximum loss for (I) and (II) above combined as agreed by the Intercreditor Agent (in consultation with the Senior Lenders’ Insurance Consultant).
Territorial Limit	Indonesia
Maximum Deductibles	I) USD1,000,000 combined single excess each and every occurrence of loss or damage; II) 60 days in the aggregate for the policy period.
Conditions and Extensions	a) 72 Hours; b) Debris Removal; c) Professional Fees; and d) Lenders’ Endorsements.
Exclusions

a)    Chemical/Biological Release;

b)    Electronic Means;

c)    Pollution;

d)    Radioactive Contamination;

e)    War and civil war;

f)     Seizure, Confiscation, requisition, detention, legal or illegal occupation, embargo, quarantine or any order of public or government authority; and

g)    Threat & Hoax.

PART D

Insurance Policy Endorsements

ENDORSEMENTS AND ACKNOWLEDGEMENTS UNDER DIRECT INSURANCES

In addition to any other endorsements that may be required under Part A of Schedule 7 (Construction Phase Insurances), Part B of Schedule 7 (Operation Phase Insurances), Part C of Schedule 7 (Construction and Operation Phase Insurances) above, each direct insurance policy (except workers’ compensation, automobile vehicle liability and waterborne craft liability) shall contain the following endorsements and acknowledgements:

1.	In this endorsement, it is agreed that:

“Borrower” means each of Kyuden Sarulla Pte. Ltd., Orsarulla Inc., PT Medco Geopower Sarulla, Sarulla Operations Ltd and Sarulla Power Asset Limited.

“IDR” means the lawful currency of the Republic of Indonesia.

“Insured Parties” means, severally, the insureds named in the insurance policy, including any additional co-insured under the insurance policy and, for the avoidance of doubt, includes each of the Senior Secured Parties.

“Insurer” means the relevant insurer under this insurance contract.

“Insurances” means all contracts and policies of insurance of any kind which are from time to time taken out by the Borrower.

“Intercreditor Agent” means Mizuho Bank, Ltd. and its successors or any replacement appointed pursuant to the provisions of the Common Terms Agreement and the Intercreditor Deed.

“Offshore Security Agent” means Mizuho Bank (USA) and its successors.

“Onshore Security Agent” means PT. Bank Mizuho Indonesia and its successors.

“Senior Secured Parties” means the Intercreditor Agent, the Offshore Security Agent, the Onshore Security Agent, the JBIC Facility Agent and the banks and other institutions who are co-insured hereunder and are involved in providing funding, financing, financial accommodation and hedging facilities to the Borrower in relation to the Project. The phrase shall include any agent, assignee, transferee, successor or novated, replacement or additional creditor of or in relation to any of the foregoing.

“USD” means the lawful currency of the United States of America.

2.

Until such time as the Onshore Security Agent shall have notified the Insurer in writing to the contrary, all proceeds which become payable under the terms and conditions of the Insurances as a result of liability of the Insured Parties arising in connection with an insured claim shall be applied as follows subject to all applicable laws, regulations and court orders:

(a)

for all such proceeds payable for or in respect of third party liability, employer’s liability, automobile third party liability and workers’ compensation insurance to the extent that the same are not paid to or on behalf of the Borrower in accordance with the terms of the Insurances: to be paid directly to the third party to whom that liability is owed;

(b)

for all such proceeds payable for or in respect of loss of revenue or business interruption: to be paid to the account designated “Offshore Pre-Completion Revenue Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125103 or, after you have been directed in writing by the Onshore Security Agent, the account designated “Offshore General Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125111;

(c)

for all such proceeds payable for or in respect of any delay in start-up: to be paid to the account designated “Offshore Pre-Completion Revenue Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125103 or, after you have been directed in writing by the Onshore Security Agent, the account designated “Offshore General Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125111; and

(d)

to the extent that paragraphs (a), (b) and (c) above do not apply: to be paid to the account designated “Insurance Proceeds Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125200, provided that after such notification has been received by the Insurer from the Onshore Security Agent, all such proceeds shall be paid to the order of the Onshore Security Agent until the Insurer is notified by the Onshore Security Agent to the contrary. For the avoidance of doubt, this clause 2 shall not apply to any losses to the extent that payments for such losses have already been made by the Insurer to the Insured Parties hereon.

A payment made by the Insurer in accordance with this clause shall discharge the liability of the Insurer to the Insured Parties to the extent of that payment.

The Insurer agrees that this Clause 2 shall not be altered, modified or cancelled except in the manner provided in this insurance contract, while this insurance contract is in force.

3.	The Insurer:

(a)

acknowledges that it has been notified that the Borrower has assigned by way of first ranking security to the Senior Secured Parties all of its right, title and interest in this insurance and in the subject matter of the insurance; and

(b)	confirms that it has not been notified of any other assignment of or security interest in the Borrower’s interest in this insurance.

4.	The Insurer acknowledges that the Senior Secured Parties are each additional insureds under the insurance policy.

5.	The sums insured and risks covered under the insurances may not be reduced in any way without the prior written consent of the Intercreditor Agent.

6.

Other than specifically provided elsewhere, the Insurer agrees that the insurance cover provided by this insurance policy shall be primary to and not excess to any other insurance policy (except in respect of layers or contributing with any other insurance policy maintained by the Insured Parties). The Insurer waives all rights of contribution against any other insurance policy effected by the Senior Secured Parties.

7.	The Insurer hereby agrees that claims are payable, subject to the other requirements stated herein, despite:

(a)	the negligence of the Borrower;

(b)	any enforcement or related proceedings (other than proceedings relating to insurance) in respect of the Borrower or the Project; or

(c)	any change of legal or beneficial ownership in the assets that are insured or any revenues from such assets for any period.

8.

The Insurer hereby waives all rights of subrogation which it may have or may acquire against any of the Borrower or the Senior Secured Parties or their affiliates, consultants, officers, directors and employees, and any other party to the extent required by contract.

9.

The Insurer acknowledges that the Senior Secured Parties are not liable for payment of any premium payable in respect of this insurance. The Insurer shall not be entitled to offset any sums payable to the Senior Secured Parties against premium or other monies owing to the Insurer.

10.

It is noted and agreed that the Insured Parties hereunder comprise more than one party each operating as a separate and distinct entity, and that cover hereunder shall apply in the same manner and to the same extent as if individual policies had been issued to each such Insured Party; provided the total liability of the Insurer to all of the Insured Parties collectively shall not exceed the sums insured and the Limits of Indemnity, including any inner limits set by memorandum or endorsement, stated in the insurance contract.

11.

It is understood and agreed that any payment or payments by the Insurer to any one or more such Insured Parties shall reduce to the extent of that payment or payments the Insurer’s liability to all such parties arising from any one occurrence giving rise to a claim under this insurance contract and (if applicable) in the aggregate.

12.

It is further understood that the Insured Parties (other than under the Senior Finance Documents) will at all times preserve and enforce the various contractual agreements entered into by the Insured Parties and the contractual remedies of such parties in the event of any loss or damage.

13.

It is further understood and agreed that the Insurer shall be entitled to avoid liability under the insurance contract, or (as may be appropriate) claim damages from, any of the Insured Parties in circumstances of fraud, fraudulent misrepresentation, material non-disclosure or wilful breach of any warranty or condition of this Policy committed by that Insured Party (each referred to in this condition as a “Vitiating Act”).

14.

It is however agreed that a Vitiating Act committed by one Insured Party shall not prejudice the right to indemnity of any other Insured Party who has a severable insurable interest and who has not committed a Vitiating Act.

15.

The Insurer hereby agrees to waive all rights of subrogation which it may have or acquire against any Insured Party in respect of damage or claims insured hereunder except where the rights of subrogation or recourse are acquired in consequence or otherwise following a Vitiating Act, in which circumstances the Insurer may enforce such rights notwithstanding the continuing or former status of the vitiating party as an Insured Party; but provided always that the Insurer will not exercise any such rights of subrogation howsoever arising against or in competition with or to the prejudice of the rights of the Senior Secured Parties in respect of their interest in the Policy or in monies secured thereon.

16.	The Insurer hereby agrees that, until such time as the Intercreditor Agent, for and on behalf of the Senior Secured Parties, shall have notified the Insurer in writing to the contrary, it shall:

(a)

advise the Intercreditor Agent of any proposed cancellation or notice of cancellation, reduction in coverage, material alteration, termination or expiry of any insurance coverage or policy at least thirty (30) days before such cancellation, notice of cancellation, material alteration, termination or expiry takes effect (except with regard to cancellation for strikes or war risks, in which case the notice period shall be seven (7) days (or forty-eight (48) hours with regard to the United States of America));

(b)

promptly advise the Intercreditor Agent of any default by the Borrower in the payment of any premium, or the failure by the Borrower to renew any existing insurance coverage or policy, and give the Intercreditor Agent not less than thirty (30) days’ notice prior to cancelling such insurance coverage or policy to allow the Intercreditor Agent to pay any outstanding or defaulted premium or to renew any existing insurance coverage or policy; and

(c)	promptly advise the Intercreditor Agent of:

(i)

any act or omission or any event of which any Insurer has knowledge and which such Insurer considers might invalidate or render unenforceable in whole or in part any related insurance or insurance coverage;

(ii)	any restriction or reduction in the scope or amount of cover (including any increase in deductible or any addition to the exclusions); and

(iii)	any claim exceeding USD1,000,000 or its equivalent in any other currency.

17.	All notices or other communications under or in connection with this policy will be given in writing or by e-mail or fax. Any such notice will be deemed to be given as follows:

(a)	if in writing, when delivered;

(b)	if by e-mail, when received in legible form by the recipient; and

(c)	if by fax, when transmitted but only if, immediately after the transmission, the sender’s fax machine records the correct answerback.

The address, e-mail and fax number of the Intercreditor Agent for all notices under or in connection with this policy are those notified from time to time by the Intercreditor Agent for this purpose to the Borrower’s broker at the relevant time. The initial address, e-mail and fax of the Intercreditor Agent are as follows:

The Intercreditor Agent: Mizuho Bank, Ltd.

Attn:     Patricia Yap / Yvonne Ong

Telephone:     +65 6416-0644 / +65 416-0633

Facsimile:      +65 6416-0658/ +65 6416-0659

E-mail:     patricia.yap@mizuho-cb.com / yvonne.ong@mizuho-cb.com

18.	The Senior Secured Parties shall have no duty of disclosure to the Insurer.

19.	This endorsement overrides any conflicting provision in this insurance policy.

Notwithstanding the above, it is hereby understood and agreed that the above provisions are agreed subject to the following:

(a)	the survey conditions as per the Survey Risk Management Clause contained in the original policy wording shall remain paramount;

(b)	the notice of cancellation in respect of war, strikes, riots and civil commotions risks as per the Cancellation Clause contained in the original policy wording shall remain paramount; and

(c)	notice of cancellation by the Insurer deemed to be notice to the Insured Parties.

ENDORSEMENTS AND ACKNOWLEDGEMENTS UNDER REINSURANCES

In addition to any other endorsements that may be required under Part A of Schedule 7(Construction Phase Insurances), Part B of Schedule 7 (Operation Phase Insurances) or Part C of Schedule 7 (Construction and Operation Phase Insurances), each reinsurance contract shall contain the following endorsements and acknowledgements:

1.	In this endorsement, it is agreed that:

“Borrower” means each of Kyuden Sarulla Pte. Ltd., Orsarulla Inc., PT Medco Geopower Sarulla, Sarulla Operations Ltd and Sarulla Power Asset Limited.

“IDR” means the lawful currency of the Republic of Indonesia.

“Insured Parties” means, severally, the Insurer and the other insureds named in the original insurance policy, including any additional co-insured under the original insurance policy and, for the avoidance of doubt, includes each of the Senior Secured Parties.

“Insurer” means the relevant insurer or insurers reinsured under this reinsurance contract.

“Intercreditor Agent” means Mizuho Bank, Ltd. and its successors or any replacement appointed pursuant to the provisions of the Common Terms Agreement and the Intercreditor Deed.

“Offshore Security Agent” means Mizuho Bank (USA) and its successors.

“Onshore Security Agent” means PT. Bank Mizuho Indonesia and its successors.

“Reinsurances” means all contracts and policies of facultative reinsurance of any kind which are from time to time taken out by the Insurer on behalf of the Borrower.

“Reinsurer” means the reinsurers with whom the Reinsurances are placed from time to time in accordance with the Common Terms Agreement.

“Senior Secured Parties” means the Intercreditor Agent, the Offshore Security Agent, the Onshore Security Agent, the JBIC Facility Agent and the banks and other institutions who are co-insured hereunder and are involved in providing funding, financing, financial accommodation and hedging facilities to the Borrower in relation to the Project. The phrase shall include any agent, assignee, transferee, successor or novated, replacement or additional creditor of or in relation to any of the foregoing.

“USD” means the lawful currency of the United States of America.

2.

Until such time as the Offshore Security Agent shall have notified the Reinsurer in writing to the contrary, all proceeds which become payable under the terms and conditions of the Reinsurances as a result of liability of the Insured Parties arising in connection with an insured claim shall be applied as follows subject to all applicable laws, regulations and court orders:

(a)

for all such proceeds payable for or in respect of third party liability, employer’s liability, automobile third party liability and workers’ compensation insurance to the extent that the same are not paid to or on behalf of the Borrower in accordance with the terms of the Insurances: to be paid directly to the third party to whom that liability is owed;

(b)

for all such proceeds payable for or in respect of loss of revenue or business interruption: to be paid to the account designated “Offshore Pre-Completion Revenue Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125103 or, after you have been directed in writing by the Onshore Security Agent, the account designated “Offshore General Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125111;

(c)

for all such proceeds payable for or in respect of any delay in start-up: to be paid to the account designated “Offshore Pre-Completion Revenue Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125103 or, after you have been directed in writing by the Offshore Security Agent, the account designated “Offshore General Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125111; and

(d)

to the extent that paragraphs (a), (b) and (c) above do not apply: to be paid to the account designated “Insurance Proceeds Account” maintained in the name of Sarulla Operations Ltd with Mizuho Bank, Ltd., Account Number F10-749-125200, provided that after such notification has been received by the Reinsurer from the Offshore Security Agent, all such proceeds shall be paid to the order of the Offshore Security Agent until the Reinsurer is notified by the Offshore Security Agent to the contrary. For the avoidance of doubt, this clause 2 shall not apply to any losses to the extent that payments for such losses have already been made by the Reinsurer to the Insurer hereon.

A payment made by the Reinsurer in accordance with this clause shall discharge the liability of the Reinsurer to the Insurer and the Insured Parties to the extent of that payment.

The Reinsurer agrees that this Clause 2 shall not be altered, modified or cancelled except in the manner provided in this reinsurance contract, while this reinsurance contract is in force.

3.	The Reinsurer:

(a)

acknowledges that it has been notified that the Insurer has assigned by way of first ranking security to the Senior Secured Parties all of its right, title and interest in this reinsurance and in the subject matter of the reinsurance;

(b)

acknowledges that it has been notified that the Borrower has assigned by way of first ranking security to the Senior Secured Parties all of its right, title and interest in the underlying direct insurance that is the subject of this reinsurance contract and in the subject matter of the direct insurance that is the subject of this reinsurance contract; and

(c)	confirms that it has not been notified of any other assignment of or security interest in the Insurer’s interest in this reinsurance or the Borrower’s interest in the underlying direct insurance.

4.

The Reinsurer acknowledges that the Senior Secured Parties are each additional insureds under the underlying direct insurance policy and their interests are endorsed as such under the underlying direct insurance policy and on this reinsurance contract.

5.	The sums insured and risks covered under the insurances may not be reduced in any way without the prior written consent of the Intercreditor Agent.

6.

Other than specifically provided elsewhere, the Reinsurer agrees that the insurance cover provided by this reinsurance policy shall be primary to and not excess to any other reinsurance policy (except in respect of layers or contributing with any other reinsurance policy maintained by the Insured Parties). The Reinsurer waives all rights of contribution against any other reinsurance policy effected by the Senior Secured Parties.

7.	The Reinsurer hereby agrees that claims are payable, subject to the other requirements stated herein, despite:

(a)	the negligence of the Borrower;

(b)	any enforcement or related proceedings (other than proceedings relating to insurance) in respect of the Borrower or the Project; or

(c)	any change of legal or beneficial ownership in the assets that are insured or any revenues from such assets for any period.

8.

The Reinsurer hereby waives all rights of subrogation which it may have or may acquire against any of the Borrower or the Senior Secured Parties or their affiliates, consultants, officers, directors and employees, and any other party to the extent required by contract.

9.

The Reinsurer acknowledges that the Senior Secured Parties are not liable for payment of any premium payable in respect of this reinsurance. The Reinsurer shall not be entitled to offset any sums payable to the Senior Secured Parties against premium or other monies owing to the Reinsurer.

10.

It is noted and agreed that the Insured Parties hereunder comprise more than one party each operating as a separate and distinct entity, and that cover hereunder shall apply in the same manner and to the same extent as if individual policies had been issued to each such Insured Party; provided the total liability of the Reinsurer to all of the Insured Parties collectively shall not exceed the sums insured and the Limits of Indemnity, including any inner limits set by memorandum or endorsement, stated in the reinsurance contract.

11.

It is understood and agreed that any payment or payments by the Reinsurer to any one or more such Insured Parties shall reduce to the extent of that payment or payments the Reinsurer’s liability to all such parties arising from any one occurrence giving rise to a claim under this reinsurance contract and (if applicable) in the aggregate.

12.

It is further understood that the Insured Parties (other than under the Senior Finance Documents) will at all times preserve and enforce the various contractual agreements entered into by the Insured Parties and the contractual remedies of such parties in the event of any loss or damage.

13.

It is further understood and agreed that the Reinsurer shall be entitled to avoid liability under the reinsurance contract, or (as may be appropriate) claim damages from, any of the Insured Parties in circumstances of fraud, fraudulent misrepresentation, material non-disclosure or wilful breach of any warranty or condition of this Policy committed by that Insured Party (each referred to in this condition as a “Vitiating Act”).

14.

It is however agreed that a Vitiating Act committed by one Insured Party shall not prejudice the right to indemnity of any other Insured Party who has a severable insurable interest and who has not committed a Vitiating Act.

15.

The Reinsurer hereby agrees to waive all rights of subrogation which it may have or acquire against any Insured Party in respect of damage or claims insured hereunder except where the rights of subrogation or recourse are acquired in consequence or otherwise following a Vitiating Act, in which circumstances the Reinsurer may enforce such rights notwithstanding the continuing or former status of the vitiating party as an Insured Party; but provided always that the Reinsurer will not exercise any such rights of subrogation howsoever arising against or in competition with or to the prejudice of the rights of the Senior Secured Parties in respect of their interest in the Policy or in monies secured thereon.

16.	The Reinsurer hereby agrees that, until such time as the Intercreditor Agent, for and on behalf of the Senior Secured Parties, shall have notified the Insurer in writing to the contrary, it shall:

(a)

advise the Intercreditor Agent of any proposed cancellation or notice of cancellation, reduction in coverage, material alteration, termination or expiry of any insurance coverage or policy at least thirty (30) days before such cancellation, notice of cancellation, material alteration, termination or expiry takes effect (except with regard to cancellation for strikes or war risks, in which case the notice period shall be seven (7) days (or forty-eight (48) hours with regard to the United States of America));

(b)

promptly advise the Intercreditor Agent of any default by the Borrower in the payment of any premium, or the failure by the Borrower to renew any existing insurance coverage or policy, and give the Intercreditor Agent not less than thirty (30) days’ notice prior to cancelling such insurance coverage or policy to allow the Intercreditor Agent to pay any outstanding or defaulted premium or to renew any existing insurance coverage or policy; and

(c)	promptly advise the Intercreditor Agent of:

(i)

any act or omission or any event of which any Reinsurer has knowledge and which such Reinsurer considers might invalidate or render unenforceable in whole or in part any related insurance or reinsurance coverage;

(ii)	any restriction or reduction in the scope or amount of cover (including any increase in deductible or any addition to the exclusions); and

(iii)	any claim exceeding USD1,000,000 or its equivalent in any other currency.

17.	All notices or other communications under or in connection with this policy will be given in writing or by e-mail or fax. Any such notice will be deemed to be given as follows:

(a)	if in writing, when delivered;

(b)	if by e-mail, when received in legible form by the recipient; and

(c)	if by fax, when transmitted but only if, immediately after the transmission, the sender’s fax machine records the correct answerback.

18.

The address, e-mail and fax number of the Intercreditor Agent for all notices under or in connection with this policy are those notified from time to time by the Intercreditor Agent for this purpose to the Borrower’s broker at the relevant time. The initial address, e-mail and fax of the Intercreditor Agent are as follows:

The Intercreditor Agent: Mizuho Bank, Ltd.

Attn:     Patricia Yap / Yvonne Ong

Telephone:     +65 6416-0644 / +65 416-0633

Facsimile:      +65 6416 0658/ +65 6416 0659

E-mail:     patricia.yap@mizuho-cb.com / yvonne.ong@mizuho-cb.com

19.	The Senior Secured Parties shall have no duty of disclosure to the Reinsurer.

20.	This endorsement overrides any conflicting provision in this Reinsurance policy.

Notwithstanding the above, it is hereby understood and agreed that the above provisions are agreed subject to the following:

(a)	the survey conditions as per the Survey Risk Management Clause contained in the original policy wording shall remain paramount;

(b)	the notice of cancellation in respect of war, strikes, riots and civil commotions risks as per the Cancellation Clause contained in the original policy wording shall remain paramount; and

(c)	notice of cancellation by the Reinsurer deemed to be notice to the Insured Parties.

PART E

FORM OF BROKER’S LETTER OF UNDERTAKING

To:       Mizuho Bank, Ltd. (the Intercreditor Agent)
     as agent for the Senior Secured Parties

[Date]

Dear Sirs,

The construction, ownership, operation and maintenance of a 330 MW geothermal power plant and associated infrastructure to be built in Sarulla, North Sumatra, Republic of Indonesia

1.

We confirm that we are insurance brokers to each of Kyuden Sarulla Pte. Ltd., Orsarulla Inc., PT Medco Geopower Sarulla, Sarulla Operations Ltd and Sarulla Power Asset Limited (the Borrower) in respect of the Insurances (as defined below), arranged by us in relation to this Project. We have been requested by the Borrower, to provide you certain confirmations relating to the Insurances.

2.	Accordingly, in our reasonable opinion as insurance brokers, we hereby confirm to you in accordance with the terms of this letter:

2.1

that the insurances and/or, to the extent placed by us, the reinsurances summarised in Appendix 1 attached to this letter (the Insurances/Reinsurances) have been arranged by us and will be, on or before the First Drawdown Date, in full force and effect in respect of the risks and liabilities they cover, as evidenced by the attached cover notes / policies in Appendix 2 attached to this Letter;

2.2

that as at the date of First Drawdown Date all premiums due to date in respect of the Insurances/Reinsurances are paid. We do not, however, make any representations regarding the reputation or financial position of any captive insurer with whom the Insurances/Reinsurances are placed, nor regarding any insurers’ or reinsurers’ current or future solvency or ability to pay claims;

2.3

that a notice of assignment of insurances or reinsurances, as relevant (Notice of Assignment), in substantially the form attached to this letter as Appendix 3, will be, on or before the First Drawdown Date , served on each insurer or reinsurer (as relevant) in respect of each of the Insurances/Reinsurances referenced in Schedule 7 Parts A, B and C of the Common Terms Agreement dated [●] among the Borrower, the Intercreditor Agent, the other agents party thereto and the financial institutions named therein (the Common Terms Agreement). Further we confirm that the endorsements to the Insurance policies attached to this letter as Appendix 4 (the Endorsements) have also been made in respect of the Insurance policies;

2.4

we have arranged the Insurances/Reinsurances on the basis of information and instructions given by the Borrower. We have not made any particular or special enquiries regarding the Insurances/Reinsurances beyond those that we normally make in the ordinary course of arranging such insurances on behalf of our insurance broking clients. We do not represent that the Insurances/Reinsurances are suitable or sufficient to meet the needs of the Senior Secured Parties, who must take their own advice, as they consider necessary to protect their own position; and

2.5	the confirmations set out in this paragraph 2 are given by reference to our state of knowledge at the date hereof.

3.	We hereby confirm:

3.1

as soon as reasonably possible after being requested to do so by you, to notify all insurers and reinsurers of the Insurances/Reinsurances, of a Notice of Assignment of the Insurances/Reinsurances and to use our reasonable endeavours to procure that each insurer and reinsurer acknowledges such Notice of Assignment within seven (7) working days of the First Drawdown Date; and

3.2

as soon as reasonably possible after being requested to do so by you, to use our reasonable endeavours to procure that each insurer and reinsurer of the Insurances/Reinsurances, referenced in Schedule 7, Parts A, B and C to the Common Terms Agreement, endorses the relevant Insurance policy/Reinsurance contract with the Endorsements, in each case except as already provided under paragraph 2.3 above.

4.	We hereby further agree to notify you as soon as reasonably possible:

4.1

being at least 30 days prior to the natural expiry of any Insurance/Reinsurance, with details of any information reasonably available to us regarding renewal arrangements, including premiums, insurers/reinsurers, and terms and conditions of renewal cover or alternatively, if this is the case, to notify you of the fact that no such renewal arrangements have been put in place;

4.2

when we are informed by an insurer or reinsurer of any changes in the terms of any Insurance/Reinsurance which we reasonably believe, if effected, would result in any material reduction in limits or alteration in coverage (including those resulting from extensions) or material increase in deductibles, exclusions or exceptions;

4.3	if any premium due has not been paid when due, or if any insurer or reinsurer gives notice of cancellation, non-renewal or avoidance of any Insurance/Reinsurance;

4.4

of any act or omission or of any event of which we have been notified by the Borrower and which in our reasonable opinion might reasonably be foreseen as invalidating any Insurance/Reinsurance or rendering it void, avoidable or unenforceable in whole or in part;

4.5	of any incident or event of which we have been notified of a claim amount exceeding USD1,000,000 or its equivalent in any other currency by the Borrower; and

4.6	after giving or receiving notice of termination of our appointment as insurance broker in relation to the Insurances/Reinsurances.

5.

The above undertakings are subject to our continuing appointment as insurance and reinsurance broker to the Borrower in relation to the Insurances/Reinsurances and following termination of such appointment we shall be immediately released from all our obligations set out in this letter.

6.

For the avoidance of doubt all undertakings and other confirmations given in this letter relate solely to the Insurances/Reinsurances. They do not apply to any other insurances or reinsurances and nothing in this letter should be taken as providing any undertakings or confirmations in relation to any insurance or reinsurance that ought to have been placed or may at some future date be placed by other brokers.

The above undertakings are given subject to our lien, if any, on the Insurances/Reinsurances for premiums due under the Insurances/Reinsurances and subject to our right of cancellation (if any) following default in excess of 30 days in payment of such premiums but subject to our continuing to be the brokers to the Borrower. We agree to notify you as soon as practicable if any such premiums are not paid to us by the due date and use reasonable endeavours to give you a reasonable opportunity of paying such outstanding premiums before notification of cancellation.

This letter has been prepared exclusively for the use of the addressee for the specific purpose of the lending by the Senior Secured Parties. No responsibility is accepted to any third party for the whole or any part of its contents and in the event that it is disclosed to a third party any and all liability howsoever arising to such third party is hereby expressly excluded.

It is understood and agreed that nothing in this letter shall override our obligations at law which cannot be waived or overridden by agreement to place the interests of our client the Borrower before all other considerations. Nothing in this letter shall require us to act in breach of our regulatory duties or obligations from time to time.

This letter is given by us on the instructions of the Borrower and with the Borrower’s full knowledge and consent as to its terms.

Please countersign and return a copy of this letter to indicate that you accept its terms, failing which you should not reply upon the contents of this letter and we disclaim any duty of care to you.

By signing you also warrant that you have authority to and do so bind yourself and any third parties for whom you are agent to the terms of this letter.

Save as provided in this letter, it is to be understood by the Offshore Security Agent, the Onshore Security Agent and the Senior Secured Parties that they may not rely on any advice which we have given to the Borrower, and they must take such steps and advice of their own as they consider necessary in order to protect their own position.

Except to the extent that liability may not be so limited or excluded under applicable laws and save in respect of fraud, death or personal injury, our aggregate liability to the Senior Secured Parties and/or the Borrower under or in connection with this letter, howsoever caused and whether arising under tort, contract or otherwise, shall in any and all events be limited to the sum of USD1,000,000.

The capitalised terms used herein but not otherwise defined shall have the meanings ascribed to them in the Common Terms Agreement.

This letter shall be governed by and shall be construed in accordance with English law and any dispute as to its terms shall be submitted to the exclusive jurisdiction of the courts of England and Wales.

Yours faithfully,

For and on behalf of
[Borrower in the case of an Insurance Broker Letter of Undertaking]

[Direct insurer in case of Reinsurance Broker Letter of Undertaking]
Acknowledged and agreed by

For and on behalf of the Borrower

Appendix 1     List of insurances (reinsurances in the case of Reinsurance Broker Letter)

Appendix 2     Cover notes / policies

Appendix 3     Notice of assignment

Appendix 4     Lenders’ Endorsements

Schedule 8

Form Of Construction And Drilling Progress Report

Sarulla Geothermal

Power Plant Project

CONSTRUCTION & DRILLING PROGRESS REPORT FOR SARULLA GEOTHERMAL PROJECT

THE MONTH ENDING [MONTH], [20XX]

1.	EXECUTIVE SUMMARY

2.	Work completed up to this Month

2.1	General

2.2	Engineering

[Reporting guidance: Provide discussion of any material progress and/or issues related to engineering work during the period.]

Hyundai Supply Agreement

Description [Include line items as appropriate for scope]	Percent Complete	Comments

Hyundai Construction Agreement & LNTP Work related

Description [Include line items as appropriate for scope]	Percent Complete	Comments

2.3	Procurement & Manufacturing[5]

Hyundai Supply Agreement

Description [Include line items as appropriate for scope]	Percent Complete	Comments

Hyundai Construction Agreement

Description [Include line items as appropriate for scope]	Percent Complete	Comments

2.4	Wellfield Drilling Update

2.4.1 Production

2.4.2 Injection

2.4.3 Testing

2.5	Construction

2.5.1 General

2.5.2 Civil, foundations and buildings

2.5.3 Mechanical and piping

2.5.4 Electrical

2.5.5 Sub-Station and T- line (Special Facilities)

2.5.6 PLN T-Line & Sub-Station

2.5.7 Manpower

Total
Outsourced Labour
Direct Labour
Total

* Manpower table to be provided by major craft and by site

2.6	Start-up and Commissioning

2.7	Activities Planned but not Carried out During the Month

2.8	Quality Assurance

2.8.1 Soil Compaction Tests

2.8.2 Concrete Testing

Mix Design	Number of Samples this Period	Total Number of Samples	Avg. 7 day Break Strength	Avg. 28 day Break Strength	STD Dev. 28 day	Number Failed @ 28 days	Comments

2.8.3 NDE Welds Testing

Tests This Month			Total Number Rejections and Repair Status
Test Type	Tests This Month	Total Rejected This Month	Total Tested to Date	Total Rejected to Date	Location	Total Repaired	% Repairs	Comments

3.	Description of expected future activities

3.1	General

Contractors:

No	Contractor	Responsibility
1.	Hyundai Supply
2.	Hyundai Construction
3.	IPM Contractor
4.	[Name]

3.2	Engineering

3.3	Procurement & Manufacturing
STG Equipment
OEC Equipment
Other Equipment

3.4	Wellfield Development

3.4.1 Production

3.4.2 Injection

3.4.3 Testing

3.5	Construction

3.5.1 General

3.5.2 Civil, foundations and buildings

3.5.3 Mechanical and piping

3.5.4 Electrical

3.5.5 Sub-Station and T- line

3.5.6 PLN T-Line & Sub-Station (to the extent information is available)

3.6	Start-up and Commissioning

4.	Progress Project Schedule

4.1	See Project Schedule in Appendix 3

4.2	Progress curve including forecast and actual

5.	Environmental and Safety

5.1	Training

[Training to be detailed based on actual training held. The below is example for illustration]

Mass Safety Meetings held on [__].

Tool Training for [__] held on [__].

Fall Protection Training for [__] held on [__].

Confined Space Training for [__] held on [__].

Industrial Hygiene for [__] held on [__].

5.2	Safety

For the month there were [__] near misses, [__] lost time incidents and [__] fatalities.6 The project totals to date are [__] near misses, [__] lost time incidents and [__] fatalities. See Appendix 4 for tabulated data by subcontractor.

5.3	Environmental & Social [7]

5.4	Permits status table

6.	Budget

6.1	Change Order Status

The following table gives a status of signed change orders as well as lists the scope changes requested to date.

Change Order Request Log

Change Order Number	Contract	Description	Date Submitted	Estimated Amount	Approved or Resolved and Date	Approved Amount	Remarks

6.2	Budget Summary and Forecast

The original project budget is [____]. There are [___] of approved change orders resulting in an approved budget of [____]. The forecast cost of the Project at completion is [_____]. See Appendix 5 for the detailed budget summary and forecast.

7.	Appendices

Appendix 1 – Supply Contract Procurement Status

6 NOTE: Please provide discussion of any LTI and/or fatalities that occurred during the period.

7 NOTE: Please provide discussion of any environmental issues and mitigation measures that occurred during the period.

Appendix 2 – Construction Contract Progress Status

Appendix 3 – Project Schedule

Appendix 4 – Project Safety Statistics

Appendix 5 – Budget Summary and Forecast

Appendix 6 – Photographs from Site

Schedule 9

Form Of Operation Report

Report Date: [ ]

Operating report for the period between DD/MM/20XX and DD/MM/20XX

1.	Generation

a.	Generation Summary

SIL	For the period	YTD 20XX
Net Energy Sales (MWh)
Avg. Daily Generation(MW)
Availability (%)

NIL	For the period	YTD 20XX
Net Energy Sales (MWh)
Avg. Daily Generation(MW)
Availability (%)

b.	Generation by Generating Unit

Generating Unit	Operational Hours during Period	Generation MWh during Period(Gross)	Avg. Daily Generation MW during Period(Gross)	YTD hr	YTD MWh (Gross)	YTD MW (Gross)
SIL (split to three rows – STG, Bottoming, Brine)
NIL 1(split to three rows – STG, Bottoming, Brine)
NIL 2(split to three rows – STG, Bottoming, Brine)
Total	－			－

c.	Summary of Power Generation

SIL Indicator	Units	During Reporting Period	Accumulated during Calendar Year
Power Plant Gross Generation Aux. Load Net Energy Sales	MWh
Avg. Daily Generation	MW
Average Power corrected by ambient temperature	MW
Steam Rate
Availability	%
Average Ambient Temperature	°C

NIL Indicator	Units	During Reporting Period	Accumulated during Calendar Year
Power Plant Gross Generation Aux. Load Net Energy Sales	MWh
Avg. Daily Generation	MW
Average Power corrected by ambient temperature	MW
Steam Rate
Availability	%
Average Ambient Temperature	°C

2.	Maintenance Summary

a.	Down time Definition: Generating Unit is not available if it is stopped for preventive or corrective maintenance.

(i)	Maintenance Hours:

Generating Unit	Site	Down time during period for corrective maintenance	Down time during period for preventive maintenance	Total Down Time during period	Total Down Time during calendar year
e.g. STG	e.g. SIL
e.g. #1 Bottoming OEC	e.g. SIL

(ii)	Corrective Maintenance

Down
Generating	Site	Date	Corrective Maintenance
Unit			Events	Time

		[Date]	[Event]
		[Date]	[Event]
e.g. STG	e.g. SIL	[Date]	[Event]
		[Date]	[Event]
		[Date]	[Event]
e.g. #1		[Date]	[Event]
Bottoming	e.g. SIL	[Date]	[Event]
OEC		[Date]	[Event]
		[Date]	[Event]
		[Date]	[Event]
		[Date]	[Event]
		[Date]	[Event]

b.	Maintenance Activities/Events Summary:

Power Grid:

●	[Preventive maintenance done as per schedule]

Balance of Plant:

●	[Monthly and weekly done as per schedule.]
●	[Early generation main steam line was repaired.]
●	[Annual maintenance for EG BOP was done.]

Well field and Gathering System:

●	[Procedures done on schedule.]

STG Units:

●	[e.g. Monthly and weekly PM done accordingly on all units.]
●	[e.g. Commissioning of condensate bypass control valves.]
●	[e.g. Annual maintenance for units was done as scheduled.]

OEC Units:

●	[e.g. Monthly and weekly PM done accordingly on all units.]
●	[e.g. Generating Unit 4 feed pump 9300B failed and pulled out for further investigation.]
●	[e.g. Commissioning of condensate bypass control valves.]

Plant Outages:

[Include discussion on scope of the outages in current year, forecast duration and schedule/timing.]

3.	Environmental Compliance Status

[Reporting guidance: Please include results of periodical H2S monitoring program as a report attachment]

4.	Power Plant Safety Status

Event [Example Topics)	Date
Last Safety and Health Committee Training	[Date]
Last Safety and Health Committee Meeting	[Date]
Last Basic Occupational Safety and Health Training	[Date]
Last Safety and Health meeting held (all)	[Date]
Last Fire Fighting Course	[Date]
Last CPR and First Aid course	[Date]
Last safety emergency response plan review	[Date]
Last Occupational Accident/Incident Committee Training	[Date]

a.	Health and Safety Report

(The total lost time work hours logged during the specified reporting period should be reported to the appropriate regulatory agency.)

Non-Fatal Injures	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To-Date
Number of Injuries (note 1)
Lost time less than one day
Lost time up to 3 days (note 2)
Lost time more than 3 days (note 2)
Total Number of Injuries
Time Lost (number of whole days)
Lost time up to 3 days
Lost time more than 3 days
Total Time Lost (days)

Note 1: Recorded on the day of the incident.

Note 2: The day on which an incident occurs is not included in the total

Occupational Illness	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To-Date
Number of Positive Diagnoses (note 1)
Lost time less than one day
Lost time up to 3 days (note 2)
Lost time more than 3 days (note 2)
Total Number of Positive Diagnoses
Time Lost (number of whole days)
Lost time up to 3 days
Lost time more than 3 days
Total Time Lost (days)

Note 1: Recorded on the day of the positive diagnosis.

Note 2: The day on which an incident occurs is not included in the total

Fatalities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To-Date
Number of Fatalities (note 1)
Immediate
Within a Month of Injury
Within a Year of Injury
Total Number of Fatalities
Note 1: Recorded at time of death.

b.	Provide copy of any official reporting to governmental agency

5.	Comparison Between Operating Budget and Actual Performance

	Actual*					Budget*
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	Total
1. Fixed Costs
1.1 Salaries
1.2 Site G&A
1.3 Property Insurance
1.4 Head Office G&A
1.5 Outsource (Security, Medical, etc.)
1.6 Other / Misc.

Total Fixed Costs Budget
2. Maintenance, Parts, Chemicals, etc.
2.1 Scheduled Maintenance Cost
2.2 Parts, repairs, consumables
2.3 Chemicals
2.2 Other / Misc.
Total Variable Costs Budget
3. Wellfield Maintenance & Monitoring / Other Capex
3.1 Wellfield Maintenance
3.2 Reservoir Monitoring
3.2 CapEx
3.3 Other / Misc.
Total Wellfield Maintenance & Monitoring / Other Capex Budget

4. O&M Contingencies & misc.
4.1 O&M Contingencies & misc.
5. Corporate Income Taxes
5.1 Cash corporate income taxes
6. TOTAL

*     Sums are in thousand dollars.

Generation and Revenue	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Projected Net Generation (MWh)
Actual Net Generation (MWh)
Budgeted Revenue (M$)
Invoiced Amounts (M$)

6.	Annex - Monthly Generation Detail

[Reporting guidance: Please provide spreadsheet file that’s the basis for the tabulated monthly report data below along with the quarterly report .pdf file]

For SIL

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

SIL Plant
Gross Generation (MWh)
Auxiliary Use (MWh)
Energy Sales (MWh)

Scheduled / Preventive Maintenance (MWh)
Unscheduled / Corrective Maintenance (MWh)

Maximum Load (MW)
Minimum Load (MW)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Average Load (MW)
Period Hours
Operating Hours

Calculated Steam Usage (Ton)
Average Steam Temperature
Average Steam Pressure
Total Brine Usage (Ton)
Average Brine Temperature
Average Brine Pressure (bar g)

Injection
Total Injected (Ton)
Average Injection Temperature

Average Ambient Temperature

FOR NIL – Separate Tables for NIL-1 and NIL-2

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

NIL Plant
Gross Generation (MWh)
Auxiliary Use (MWh)
Energy Sales (MWh)

Scheduled / Preventive Maintenance (MWh)
Unscheduled / Corrective Maintenance (MWh)

Maximum Load (MW)
Minimum Load (MW)
Average Load (MW)
Period Hours
Operating Hours

Calculated Steam Usage (Ton)
Average Steam Temperature
Average Steam Pressure
Total Brine Usage (Ton)
Average Brine Temperature
Average Brine Pressure (bar g)

Injection
Total Injected (Ton)
Average Injection Temperature

Average Ambient Temperature

Schedule 10

Form Of Reservoir Monitoring Report

Quarterly Period Ending: [Insert Date]

I.	Production Wells:

A.	Typical Monthly Values.
i.	For each production well list a typical value set on one day mid-month for each month of the quarterly period.
ii.	Include wells that are shut-in.
iii.	Total [three (3) records] per well. Add rows as needed to be complete.

Measured on Date				Other
Well	Date	WHP (Barg)	Valve open (%)	Total production rate (T/hr)	Rate Basis two-phase orifice meter measurements	Status/Comments
#1
#1
#1
#2
#2
#2
Etc

B.	End of Quarterly Period Data.
i.	For each production well list the applicable data at end-of- quarterly period.
ii.	Include wells that are shut-in.
iii.	Total one (1) record per well. Add rows as needed to be complete.

Well	Hours operated during quarter	Date last enthalpy test	Enthalpy (kJ/kg)[8]	Period to Date Cumulative total mass (metric T)	Typical or assumed separation pressure (Barg)	Period to Date Cumulative steam (metric T)	Period to Date Cumulative brine (metric T)	Status/Comments
#1
#2
#3
Etc

II.	Injection Wells:

A.	Typical Monthly Values.
i.	For each production well list a typical value set on one day mid-month for each month of the quarterly period.
ii.	Include wells that are shut-in.
iii.	Total [three (3) records] per well. Add rows as needed to be complete.

Well	Date	Injection rate (T/h)	Wellhead pressure (Barg)	Valve open (%)	Status/ Comments
#4
#4
#4
#5
#5
#5
Etc

8 Enthalpy values will only be updated when updated TFT data is obtained

B.	Each Quarterly Period of Data.
i.	For each production well list the applicable data at end-of-quarterly period.
ii.	Include wells that are shut-in.
iii.	Total one (1) record per well. Add rows as needed to be complete.

Well	Hours operated this 3 months period	Period to date Cumulative total mass injected (metric T)	Status/ Comments
#4
#5
#6
Etc

III.	Tracer Flow and Enthalpy Tests (TFT):

A.	For each production well, injection well or other sampling point list the associated data and append the TFT test report to this document.
B.	Add rows as needed to be complete.
C.	If the TFT report contains all applicable data, it is not necessary to fill out this table.

Sample Point (Header or Well)	Date	Wellhead Pressure (Barg)	Normalized Brine Flow (Kg/sec)	Normalized Steam Flow (Kg/sec)	Production Enthalpy (kJ/kg)	Total Production Flow (kg/sec)	Are Data NCG- corrected? (y/n)	NCG/Steam wt.%	Status/ Comments

IV.	Chemical Sampling (wells and production header(s)):

A.	For each sample point list the activities undertaken and append the associated chemical analysis report to this document.
B.	Add rows as needed to be complete.
C.	If the analysis report contains all applicable data, it is not necessary.

Sample Point (Header or Well)	Date of Sample Collection	Sample Port ID	Portable Separator Used (x if yes)	Brine sample (x if collected)	Steam/gas sample (x if collected)	Steam-Brine Separation Pressure (psig)	Steam-Brine Separation Temperature (°C)	Analytical Report Appended	Status/ Comments
Well
Well
Etc
Other

V.	PTS and other Well Logs:

A.	For each log run list the activities taken and append an electronic copy of the associated well log.
B.	Add rows as needed to be complete.

Well	Date	Flowing? (days)	Shut In? (days)	Type of Log	Log Data Appended	Status/ Comments

VI.	Remedial Well Work:

A.	For each well worked on list the activities taken and outcomes.
B.	Add rows as needed to be complete.

Well	Date	Description of Operation and Outcome

VII.	Other Wellfield/Reservoir – Related Activities:

A.	List and describe other activities and tests such as:
i.	Use of scale inhibitors
ii.	“James Tube Flow tests and data obtained.
iii.	Reservoir Tracer Tests
B.	Add rows as needed to be complete.
C.	Any activity may be represented by appending an associated report.

Schedule 11

Physical And Operational Completion Certifications

1.	Certification Procedures

1.1	Delivery of Certificates

(a)	Prior to the Lenders’ Completion Date, the Borrower shall deliver:

(i)	a physical completion certificate in the form set out in Annex A-1 to this Schedule (“Physical Completion Certificate”) to the Senior Lenders’ Technical Advisor; and

(ii)	an operational completion certificate in the form set out in Annex B-1 to this Schedule (“Operational Completion Certificate”) to the Senior Lenders’ Reserves Consultant.

(b)	Following receipt:

(i)

by the Senior Lenders’ Technical Advisor of a Physical Completion Certificate issued in accordance with this Schedule, the Senior Lenders’ Technical Advisor will, subject to the terms hereof, issue a physical completion confirmation in the form set out in Annex A-2 to this Schedule (“Physical Completion Confirmation”) to the Intercreditor Agent; and

(ii)

by the Senior Lenders’ Reserves Consultant of an Operational Completion Certificate issued in accordance with this Schedule, the Senior Lenders’ Reserves Consultant will, subject to the terms hereof, issue an operational completion confirmation in the form set out in Annex B-2 to this Schedule (“Operational Completion Confirmation”) to the Intercreditor Agent.

(c)	The Intercreditor Agent shall deliver to the Borrower a copy of each Completion Certificate Confirmation promptly after receipt of the same by the Intercreditor Agent.

1.2	Testing Periods

(a)

Not less than fifteen (15) Business Days prior to the proposed commencement of any Capacity Test Period or of any Operational Completion Test Period, the Borrower shall notify the Senior Lenders’ Consultants and the Intercreditor Agent, in writing, of the proposed date on which the relevant Capacity Test Period or Operational Completion Test Period (as the case may be) will commence.

(b)

Each of the Senior Lenders’ Consultants shall be entitled to attend and witness all or part of the running of any test the subject of a Completion Certificate to be performed during the Capacity Test Period or Operational Completion Test Period (as the case may be), as determined by the relevant Senior Lenders’ Consultant.

(c)

Operations at the Field Facilities and at the Electricity Generation Facilities during any anticipated Operational Completion Test Period and the Capacity Test Period shall be conducted by Usual Operating Staff with supervision of Operator’s commissioning team.

(d)	There shall be no limit to the number of times that Capacity Test Period or an Operational Completion Test Period may be commenced or to the tests performed, provided that:

(i)	in each case the relevant test period ends prior to the Lenders’ Completion Sunset Date;

(ii)

the Operational Completion Test Period for a Generating Unit(s) pertaining to the Operational Completion Certificate issued to achieve the Lenders’ Completion Date must end within 180 days of the end of the Capacity Test Period for that Generating Unit pertaining to the Physical Completion Certificate issued to achieve the Lenders’ Completion Date or such other date as may be approved by the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserves Consultant;

(iii)

the Capacity Test Period may be contemporaneous with the Operational Completion Test Period for each Generating Unit, provided that the Capacity Test Period is completed within seven (7) days after the commencement of the Operational Completion Test Period; and

(iv)	The Operational Completion Test for the First Generating Unit shall not commence until each of the Second Generating Unit and Third Generating Unit has achieved its Unit COD.

(e)	During any Test Period, the Borrower shall use reasonable endeavours to operate each Generating Unit that is not the subject of a Test Period at its maximum electrical output capability.

1.3	Procedure for issue of Completion Certificates

(a)

Following satisfaction of the requirements specified in any Completion Certificate, the Borrower may issue or procure the issuance of such Completion Certificate and deliver the same to the Intercreditor Agent and a copy of the same to each of the Senior Lenders’ Consultants.

(b)	The Physical Completion Certificate shall be delivered before the Operational Completion Certificate has been issued.

(c)

The relevant Senior Lenders’ Consultant will no later than fifteen (15) Business Days after delivery of the Completion Certificates to the Intercreditor Agent in accordance with paragraph (a) above, either:

(i)	issue the Completion Certificate Confirmation; or

(ii)	notify the Intercreditor Agent and the Borrower that the relevant Senior Lenders’ Consultant cannot issue the relevant Completion Certificate Confirmation, giving detailed reasons in writing.

(d)

The Senior Lenders’ Technical Advisor shall be responsible for the issue of the Physical Completion Confirmation and the Senior Lenders’ Reserves Consultant shall be responsible for the issue of the Operational Completion Confirmation.

(e)

If the Borrower considers that it will be unable to issue a Completion Certificate, including where the Demonstrated Capacity of a Generating Unit is less than the Target Unit Rated Capacity of that Generating Unit (the difference being referred to as the “Demonstrated Capacity Shortfall”), it shall promptly notify the Intercreditor Agent and the relevant Senior Lenders’ Consultant.

(f)

If the Borrower fails to achieve the Target Unit Rated Capacity of any Generating Unit during its Capacity Test Period, the Borrower may proceed to complete the Operational Completion Test Period for that Generating Unit(s), provided (i) it first obtains the Intercreditor Agent’s approval, and (ii) all arrangements required by the Intercreditor Agent (which may include a remedial plan) to address the Demonstrated Capacity Shortfall have been put in place (“Demonstrated Capacity Shortfall Arrangements”) to the satisfaction of the Intercreditor Agent.

1.4	Capacity Test Procedures

(a)	The Borrower shall, in good faith, prepare draft Capacity Test Procedures.

(b)	The draft Capacity Test Procedures shall:

(i)	cover each Generating Unit;

(ii)	be based on and reflect the Standard Operations Manual, Prudent Utility Practice and the procedures stipulated in the ESC for testing Unit Rated Capacity;

(iii)

provide that corrections to the test results will be limited to those permitted under the ESC for Unit Rated Capacity. Corrections shall not be made for steam and brine temperature, and steam pressure and steam flow;

(iv)	include the following information, as applicable, at a minimum:

(A)	purpose of test;

(B)	parties to the test;

(C)	key personnel and their responsibilities;

(D)	logistics governing the conduct of the test;

(E)	equipment inspection and condition requirements;

(F)	equipment operating conditions including required equipment status and a detailed valve line-up;

(G)	required primary and secondary parameters where:

(I)	primary parameters are those used directly to determine or calculate the test results, including the correction of the test results; and

(II)

secondary parameters are those measured throughout the test period for informational and back-up purposes and to ensure test conditions are not violated, but do not directly enter into the calculation of results;

(H)	special calibrated test instrumentation used for measurement of primary parameters and their location, in addition to post-test recalibration requirements;

(I)	instrumentation for secondary parameters and their location;

(J)	requirements for preliminary testing, including data acquisition system(s) functional checks;

(K)	frequency of data collection, format of data presentation, and duration of test;

(L)	steady state criteria;

(M)	raw data reduction and instrumentation calibration correction methodology;

(N)	detailed method for computation of test results with a sample calculation;

(O)

correction curves for adjustment of the as-tested results to the design basis conditions specified in the ESC for determination of Unit Rated Capacity. The procedure shall also contain all relevant equipment manufacturers’ correction curves, methods and any other calculations used by a Power Plant Contractor in developing the correction curves;

(P)	sample data sheets;

(Q)	sample calculations;

(R)	test report requirements; and

(S)	a description of any deviation from test codes, methods and/or standards.

(c)	The Borrower will:

(i)

deliver a draft of the Capacity Test Procedures to the Intercreditor Agent and the Senior Lenders’ Technical Advisor for approval at least ninety (90) days prior to the date on which the Borrower proposes to commence the first Capacity Test Period; and

(ii)	provide the Senior Lenders’ Technical Advisor with such access as the Senior Lenders’ Technical Advisor may require to the Standard Operations Manual.

(d)

The Senior Lenders’ Technical Advisor will notify the Borrower in writing whether or not the Senior Lenders’ Technical Advisor approves the draft Capacity Test Procedures not later than fifteen (15) Business Days after receipt by the Senior Lenders’ Technical Advisor of the draft Capacity Test Procedures, providing detailed reasons, and the details of any proposed changes to the draft Capacity Test Procedures, in writing, if the Senior Lenders’ Technical Advisor does not approve such draft Capacity Test Procedures.

(e)

If the Senior Lenders’ Technical Advisor confirms within this time period that the Senior Lenders’ Technical Advisor does not approve such draft Capacity Test Procedures, the Borrower shall deliver a revised draft Capacity Test Procedures (reflecting any changes required by the Senior Lenders’ Technical Advisor) to the Senior Lenders’ Technical Advisor for approval and the Senior Lenders’ Technical Advisor will notify the Borrower in writing whether or not the Senior Lenders’ Technical Advisor approves of the revised draft Capacity Test Procedures (and, if the Senior Lenders’ Technical Advisor disapproves, providing detailed reasons, and proposed changes, in writing) not later than fifteen (15) Business Days after receipt by the Senior Lenders’ Technical Advisor of the revised draft Capacity Test Procedures.

(f)	The Capacity Test Procedures shall be effective following the approval of the Senior Lenders’ Technical Advisor.

1.5	Drilling and Testing Data Transfer and Numerical Modelling

(a)	The Borrower shall provide to the Senior Lenders’ Reserves Consultant a copy of the following data to the extent available:

(i)	all geological data and geochemical data available from the Field;

(ii)	drilling records for each Well, test data derived from each Well and reports documenting such tests (in electronic form, where available); and

(iii)	simultaneous group well test data and reports documenting such tests (in electronic form, where available),

promptly after such test is completed and such data is available (but in the event of well testing, not later than 30 days thereafter). In connection with the provision of such information, Senior Lenders’ Reserves Consultant may request clarification of any data, test or document provided by the Borrower and the Borrower use reasonable efforts to provide the clarification.

(b)

The Borrower acknowledges that the Senior Lenders’ Reserves Consultant will use such information to construct and calibrate its reservoir numerical model for the purpose of making projections of future reservoir performance, including to verify the reservoir capacity, the Resource Completion Target and to verify the Well Maintenance and Drilling Projection.

1.6	Operational Completion Test Procedures’[9]

(a)	The Borrower shall, in good faith, prepare draft Operational Completion Test Procedures.

(b)	The draft Operational Completion Test Procedures shall be based on and reflect the procedures stipulated in the relevant Standard Operations Manual and Prudent Utility Practice.

(c)	The draft Operational Completion Test Procedures shall also provide that:

(i)

prior to the Substantial Completion of each Generating Unit, the Production Wells must be tested in accordance with Exhibit D of the Initial Drilling Contract and an initial curve of the initial production rate as a function of wellhead pressure (“Deliverability Curve”) must be determined for each Production Well;

(ii)

the Borrower must submit the results of the testing of the Production Wells and a draft Deliverability Curve to the Senior Lenders’ Reserves Consultant within sixty (60) days after the completion of the testing of such wells pursuant to the Initial Drilling Contract. If required by the Senior Lenders’ Reserves Consultant, the Production Wells will be retested to determine the Deliverability Curve. The Deliverability Curve will become effective following the approval of the Senior Lenders’ Reserves Consultant;

9 Note to Lenders: Remains subject to Sponsors’ further internal technical discussions.

(iii)

in the period commencing not earlier than seven days prior to end of the Operational Completion Test Period, the steam and brine rates for each Production Well must be measured once (while producing at the characteristic wellhead pressure during the Operational Completion Test Period) by tracer flow testing (TFT), or by a method of equivalent accuracy proposed by the Borrower and approved by the Senior Lenders’ Reserves Consultant;

(iv)

if any Production Well is operating below or above its expected Well Production Capacity at its operating wellhead pressure with expected interference, its Well Production Capacity will be corrected by observing the production rate and wellhead pressure at that Production Well and comparing it to the Deliverability Curve for that Production Well. A correction will be made to account for interference between the Production Wells when they are operating simultaneously;

(v)

prior to the Substantial Completion of each Generating Unit, the Injection Wells must be tested in accordance with the test procedures approved by the Senior Lenders’ Reserves Consultant and an initial curve of the initial injection rate as a function of wellhead pressure or downhole pressure (“Injectivity Curve”) must be determined for each Injection Well;

(vi)

the Borrower must submit the results of the testing of the Injection Wells and a draft Injectivity Curve to the Senior Lenders’ Reserves Consultant within sixty (60) days after the completion of the testing of each Injection Well pursuant to the Initial Drilling Contract. If required by the Senior Lenders’ Reserves Consultant, the Injection Wells will be retested to determine the Injectivity Curve. The Injectivity Curve will become effective following the approval of the Senior Lenders’ Reserves Consultant;

(vii)

if any Injection Well is operating below or above its expected Well Injection Capacity at its operating wellhead pressure with expected interference, its Well Injection Capacity will be corrected by observing the injection rate and wellhead pressure or downhole pressure at that Injection Well and comparing it to the Injectivity Curve for that Injection Well. A correction will be made to account for interference between the Injection Wells when they are operating simultaneously; and

(viii)

the Senior Lenders’ Reserve Consultant will independently make corrections to the observed capacities of the Production Wells and Injection Wells to estimate the well capacities relative to the Resource Completion Target;

(ix)

if any Wells will be closed during the Operational Completion Test Period, the Senior Lenders’ Reserve Consultant shall be satisfied with the capacity of such Wells and that the closure of such Wells will not materially impact the confirmations given by the Senior Lenders’ Reserve Consultant in the Operational Completion Confirmation.

(d)

For each Field, the respective parameters (as set out in Table 1) for determining whether the Resource Completion Target has been achieved will be calculated in accordance with the Operational Completion Test Procedures and based on the actual performance of the Field’s Production Wells, Injection Wells and Generating Unit(s) during the Capacity Test Period. The second column of Table 1 below shows the estimated parameters for geothermal energy at the Target Unit Rated Capacity. The third column shows the Resource Completion Targets. The values for pressure in the third column are estimates with respect to the Resource Completion Target.

(e)

The Senior Lenders’ Reserve Consultant will independently verify the Resource Completion Target using, among other things, the reservoir numerical model developed by the Senior Lenders’ Reserves Consultant.

(f)	The Borrower will:

(i)

deliver a draft of the Operational Completion Test Procedures to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant for approval at least ninety (90) days prior to the date on which the Borrower proposes to commence the first Operational Completion Test Period; and

(ii)	provide the Senior Lenders’ Reserves Consultant with such access as the Senior Lenders’ Reserves Consultant may require to the Standard Operations Manual.

(g)

The Senior Lenders’ Reserves Consultant will notify the Borrower in writing whether or not the Senior Lenders’ Reserves Consultant approves the draft Operational Completion Test Procedures not later than fifteen (15) Business Days after receipt by the Senior Lenders’ Reserves Consultant of the draft Operational Completion Test Procedures, providing detailed reasons, and details of any proposed changes to the draft Operational Completion Test Procedure, in writing if the Senior Lenders’ Reserves Consultant does not approve such draft Operational Completion Test Procedures.

(h)

If the Senior Lenders’ Reserves Consultant confirms within this time period that the Senior Lenders’ Reserves Consultant does not approve such draft Operational Completion Test Procedures, the Borrower shall deliver a revised draft Operational Completion Test Procedures (reflecting any changes required by the Senior Lenders’ Reserves Consultant) to the Senior Lenders’ Reserves Consultant for approval and the Senior Lenders’ Reserves Consultant will notify the Borrower in writing whether or not the Senior Lenders’ Reserves Consultant approves of the revised draft Operational Completion Test Procedures (and, if the Senior Lenders’ Reserves Consultant disapproves, providing detailed reasons, and proposed changes, in writing) not later than fifteen (15) Business Days after receipt by the Senior Lenders’ Reserves Consultant of the revised draft Operational Completion Test Procedures.

TABLE 110

	SIL
Parameter	Target Unit Rated Capacity	Resource Completion Target	Development Target
MW (net)	105.4	To be determined in accordance with paragraph 1.6(d)	- -
Steam Rate (t/h)	579	666	724
Brine Rate (t/h)	2315.1	2,663	2,894
At Wellhead Pressure (bar-a)	20.7	20.7	20.7
At Separation Pressure (bar-a)	20.0	20.0	20.0
Injection Capacity (t/h)	To be determined in accordance with paragraph 1.6(d)

	NIL
Parameter	Target Unit Rated Capacity	Resource Completion Target	Development Target
MW (net)	215.4	To be determined in accordance with paragraph 1.6(d)	- -
Steam Rate (t/h)	1,444	1661	1878
Brine Rate (t/h)	6,141.4	7063	7984
At Wellhead Pressure (bar-a)	12.5	12.5	12.5
At Separation Pressure (bar-a)	11.0	11.0	11.0
Injection Capacity (t/h)	To be determined in accordance with paragraph 1.6(d)

1.7	Capacity Test Report

(a)	Immediately following completion of each Capacity Test Period, copies of all raw data shall be provided to the Intercreditor Agent and the Senior Lenders’ Technical Advisor.

[10]

Note: The column entitled “Development Target” reflects the target values from the WestJEC report and we understand that this forms the basis upon which the make-up well drilling program has been determined. The parameters above are also referred to in Clause 18.5 (Drilling Program) of the Common Terms Agreement. The second column entitled “Target Unit Rated Capacity” sets out the estimated requirements to be achieved to ensure that a Generating Unit delivers the Target Unit Rated Capacity.

(b)	Preliminary test results shall be provided to the Intercreditor Agent and the Senior Lenders’ Technical Advisor no later than three (3) Days following completion of the Capacity Test.

(c)

The Borrower shall prepare and provide to Intercreditor Agent and the Senior Lenders’ Technical Advisor a detailed Capacity Test Report for approval by Senior Lenders’ Technical Advisor. The Capacity Test Report shall include, as a minimum, the following information:

(i)	date and time for the beginning and end of the Capacity Test Period;

(ii)	names of the persons who witnessed the test;

(iii)	description of the conditions under which the Capacity Test was conducted;

(iv)	summary of all data and results; and

(v)	conclusion, discussion, and analysis of the results, including an identification of any material deviations from the requirements set out in the Capacity Test Procedure.

1.8	Operational Completion Test Report

(a)	Preliminary results of the Operational Completion Test Period, including all raw data, shall be provided to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant no later than five (5) Business Days following completion of the Operational Completion Test Period.

(b)

The Borrower shall prepare and provide to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant a detailed Operational Completion Test Report for approval by Senior Lenders’ Reserves Consultant. The Operational Completion Test Report shall include, as a minimum, the following information:

(i)	date and time for the beginning and end of the test period;

(ii)	names of the persons who witnessed the test;

(iii)	description of the conditions under which the test was conducted;

(iv)	summary of all test data and results, including detailed data of the performance of power plants, separators and wells during the test period;

(v)	conclusion, discussion, and analysis of the results, including an identification of any material deviations requirements set out in the Operational Completion Test Procedure; and

(vi)	details of any outages.

1.9	Definitions

In this Clause 1.9 (Definitions) and in the Completion Certificates and the Completion Certificate Confirmations, the following terms have the following meanings:

“Capacity Test Procedures”

means the procedures and requirements to be followed and complied with during the Capacity Test Period and used to determine whether the Capacity Test Period criteria have been satisfied, as developed and approved in accordance with Clause 1.4 (Capacity Test Procedures).

“Capacity Test Report”	means a report provided to the Intercreditor Agent and the relevant Senior Lenders’ Advisor in accordance with Clause 1.7 (Capacity Test Report).

“Capacity Test Period”	means a period of seventy two (72) consecutive hours commencing on a date notified by the Borrower to the Intercreditor Agent and the Senior Lenders’ Technical Advisor.

“Combined Generating Units”	means the Second Generating Unit and Third Generating Unit.

“Completion Certificate”	means the Physical Completion Certificate or the Operational Completion Certificate.

“Completion Certificate Confirmation”	means the Physical Completion Confirmation or the Operational Completion Confirmation.

“Deliverability Curve”	has the meaning given to it in Clause 1.6 (Operational Completion Test Procedures) above.

“Demonstrated Capacity”	means, in respect of a Generating Unit, the actual average generating capacity specified in paragraph 6 or 7 of the Physical Completion Certificate.

“Demonstrated Capacity Shortfall”	has the meaning given to it in paragraph 1.3 above.

“Demonstrated Capacity Shortfall Arrangements”	has the meaning given to it in paragraph 1.3 above.

“Fields”	means the Namora-I-Langit Field and the Silangkitang Field.

“Injectivity Curve”	has the meaning given to it in Clause 1.6(c)(v).

“Injection Well”

means a well at the Project Site that is designated for injection of liquids discharged from a Generating Unit, and is connected for injection of liquids in accordance with the Power Plant Construction Contract.

“Minimum Performance Guarantee”	in respect of a Generating Unit, has the meaning given to it in the Power Plant Supply Contract.

“Operational Completion Certificate”	has the meaning given to it in Clause 1.1(a) of this Schedule.

“Operational Completion Certificate Date”	has the meaning given to it in the Operational Completion Certificate.

“Operational Completion Confirmation”	has the meaning given to it in Clause 1.1(b)(ii) of this Schedule.

“Operational Completion Test Period”	means a period of at least thirty (30) days commencing on a date notified by the Borrower to the Intercreditor Agent and the Senior Lenders’ Reserves Consultant.

“Operational Completion Test Procedures”

means the procedures and requirements to be followed and complied with during the Operational Completion Test Period as developed and approved in accordance with Clause 1.6 (Operational Completion Test Procedures).

“Operational Completion Test Report”	means a report provided to the Intercreditor Agent and the relevant Senior Lenders’ Advisor in accordance with Clause 1.8 (Operational Completion Test Report).

“Permitted Suspension”

means any period in which the Operational Completion Test Period is suspended, provided that:

(a)            such suspension is not intentionally caused by the Borrower (including persons under its control) acting with all due care and diligence;

(b)           the period of the suspension, when aggregated together with all periods of suspension during the Operational Completion Test Period, is less than one hundred sixty eight (168) hours,

and the Senior Lenders’ Reserves Consultant has confirmed (in writing) that the suspension will not materially affect the confirmations given by the Senior Lenders’ Reserves Consultant in the Operational Completion Confirmation.

“Physical Completion Certificate”	has the meaning given to it in Clause 1.1(a) of this Schedule.

“Physical Completion Certificate Date”	has the meaning given to it in the Physical Completion Certificate.

“Physical Completion Confirmation”	has the meaning given to it in Clause 1.1(b)(i) of this Schedule.

“Production Well”

means a well at the Project Site that is designated for production of steam and/or liquids to one or more of the Generating Units, and is connected for production in accordance with the Power Plant Construction contract.

“Required Unit Rated Capacity”	has the meaning given to it in paragraph 8 of the Operational Completion Certificate.

“Resource Completion Target”

means:

(a)           for each Field, a combined Well Production Capacity of fifteen per cent. (15%) greater than the Well Production Capacity required to ensure that each Generating Unit at such Field achieves:

i.      the Target Unit Rated Capacity; or

ii.     subject to the Intercreditor Agent’s approval pursuant to Clause 1.3 above, the Demonstrated Capacity; and

(b)           for each Field, a combined Well Injection Capacity of fifteen per cent. (15%) greater than the Well Injection Capacity required to ensure that each Generating Unit at such Field achieves:

i.      the Target Unit Rated Capacity;

ii.     subject to the Intercreditor Agent’s approval pursuant to Clause 1.3 above, the Demonstrated Capacity.

“Senior Lenders’ Consultants”	means the Senior Lenders’ Technical Advisor and the Senior Lenders’ Reserves Consultant.

“Standard Operations Manual”	means the Borrower's standard operations manual in respect of the Electricity Generation Facilities and the Field Facilities.

“Target Unit Rated Capacity”	means: (a) in respect of the First Generating Unit, 105.4 MW; (b) in respect of the Second Generating Unit, 107.7 MW; and (c) in respect of the Third Generating Unit, 107.7 MW.

“Test Period”	means a Capacity Test Period or an Operational Completion Test Period.

“Usual Operating Staff”

means the regular operations staff employed by the Operator under employment contracts, long-term support, services or secondment contracts including (without limitation) those with any Equity Party or any Affiliate of any Equity Party or (for purposes of maintenance) any vendor, contractor or sub-contractor.

“Well”	means a Production Well or an Injection Well.

“Well Production Capacity”

means the ability of a Production Well to deliver, to one or more Generating Units, and at a specified operating wellhead pressure, geothermal fluid at a rate and enthalpy sufficient to be separated into steam and brine flows at specified rates (expressed in t/h), at a specified separation pressure.

“Well Injection Capacity”	means the ability of an Injection Well to accept, from one or more Generating Units, and at a specified operating wellhead pressure, geothermal fluid at a specified rate (t/h).

Annex A – 1

Form Of Physical Completion Certificate

To:

[Intercreditor Agent]
[Address]

Attention:

Copy:

[Technical Consultant]
[Address]

Attention:

Sarulla Project
Physical Completion Certificate     11

Dear Sir / Madam,

We refer to the common terms agreement dated [specify date] between [specify parties] (the Common Terms Agreement). Capitalised terms used but not defined in this Physical Completion Certificate shall have the same meanings as are given to them in the Common Terms Agreement.

This Physical Completion Certificate is dated as of [specify date] (the Physical Completion Certificate Date).

The Borrower hereby certifies, as of the Physical Completion Certificate Date, that:

1.

The Electricity Generation Facilities and the Field Facilities have been procured and/or constructed in all material respects in accordance with the provisions of the Power Plant Contracts and, in the case of the Field Facilities, the Initial Drilling Contract and the Power Plant Contracts. All Certificates of Substantial Completion and a Certificate of Final Facility Completion delivered under the Power Plant Construction Contract are attached hereto.

2.	Each Generating Unit has achieved its Unit COD. The Unit Rated Capacity achieved by each Generating Unit in the most recent Unit Rated Capacity Test (as defined in the ESC) is set out below:

(a)	First Generating Unit: [ ● ] MW, and therefore is not less than the Minimum Performance Guarantee for the First Generating Unit;

(b)	Second Generating Unit: [ ● ] MW, and therefore is not less than the Minimum Performance Guarantee for the Second Generating Unit; and

(c)	Third Generating Unit: [ ● ] MW, and therefore is not less than the Minimum Performance Guarantee for the Third Generating Unit.

3.

Either (i) the Power Plant Contractor has paid in full all Performance Liquidated Damages (if any) it is required to pay in respect of any failure to achieve the Guaranteed Net Deliverable Capacity for a Generating Unit or (ii) if and to the extent that there are any amounts which are due and payable under the Project Documents but unpaid as at the Lenders’ Completion, such unpaid amounts have been finally determined and there is in place appropriate performance securities in an aggregate amount not less than the aggregate unpaid amounts, in form and substance satisfactory to the Intercreditor Agent.

[11]	Two Physical Completion Certificates may be issued; one for the First Generating Unit and one for the Combined Generating Units.

4.

The Special Facilities have been procured and/or constructed in all material respects in accordance with the provisions of each of the Power Plant Contracts and the ESC. The Special Facilities Taking Over Date (as defined in Annex 7 of the ESC) has occurred for all elements of the Special Facilities and a certificate confirming Taking-Over (as defined in Annex 7 of the ESC) has been issued by the Borrower to PLN (a copy of which is attached hereto);

5.

The Work (as that term is defined in the Initial Drilling Contract) under the Initial Drilling Contract has been completed except for customary “punchlist’ items. Each Completion Certificate (as that term is defined in the Initial Drilling Contract) required to be issued under the Initial Drilling Contract has been issued in accordance with the Initial Drilling Contract (a copy of each of which is attached hereto).

6.

The Capacity Test Period for the First Generating Unit commenced on [ ● ] and ended on [ ● ]. During that Capacity Test Period, the First Generating Unit (operating in compliance with the Capacity Test Procedures), has achieved an actual average net generating capacity[12] of [ ● ] MW, which is [less than the Target Unit Rated Capacity] OR [is not less than the Target Unit Rated Capacity][13] for the First Generating Unit.

7.

The Capacity Test Period for the Combined Generating Units commenced on [ ● ] and ended on [ ● ]. During that Capacity Test Period for the Combined Generating Units, the Third Generating Unit and the Second Generating Unit were operated simultaneously (in compliance with Capacity Test Procedures) and achieved the following actual average net generating capacity:[14]

(a) Second Generating Unit: [ ● ] MW, which is [less than the Target Unit Rated Capacity] OR [is not less than the Target Unit Rated Capacity][15] for the Second Generating Unit; and

(b) Third Generating Unit: [ ● ] MW, which [less than the Target Unit Rated Capacity] OR [is not less than the Target Unit Rated Capacity][16] for the Third Generating Unit

[If the Demonstrated Capacity of any Generating Unit is less than the Target Unit Rated Capacity for that Generating Unit, then insert: We have established the Demonstrated Capacity Shortfall Arrangements to address the Demonstrated Capacity Shortfall, and are in full compliance therewith].

8.

The Borrower is in possession of, or has entered into contractual arrangements under which the Borrower is entitled to require timely delivery (determined by reference to the Borrower's operation and maintenance strategy) of:

[12]

Note: The Capacity Test Procedures will state that generating capacity specified here will be determined on the basis of the corrections permitted under the ESC. The corrections permitted under the Power Plant Contract should not be applied.

[13]	Select as appropriate.

[14]

Note: The Capacity Test Procedures will state that generating capacity specified here will be determined on the basis of the corrections permitted under the ESC. The corrections permitted under the Power Plant Contract should not be applied.

[15]	Select as appropriate.

[16]	Select as appropriate.

(a)

all Mandatory Spares (as defined in the Power Plant Construction Contract and the Power Plant Supply Contract) which, in accordance with Prudent Utility Practices, are material to the operation of the Plant; and

(b)

all other critical spares that are, in accordance with Prudent Utility Practices, material to the operations of the Plant and which are otherwise not readily available to the Borrower on a timely basis determined by reference to the Borrower's operation and maintenance strategy, in each case in sufficient quantity to cover the two-year period beginning on the Physical Completion Certificate Date.

9.

The punch list as described in Section 22.1(a)(x) of the Power Plant Construction Contract has been agreed among the Borrower and the Power Plant Construction Contractor (and reviewed by the Senior Lenders’ Technical Advisor) and all items shall have been completed or a cash reserve in the amount of one hundred and fifty percent (150%) of the estimated cost to complete (as confirmed by the Senior Lenders’ Technical Advisor) has been established by the Borrower or the Borrower has retained one hundred and fifty percent (150%) of the estimated cost to complete from amounts payable to the Power Plant Construction Contractor in accordance with clause 6.10(d) of the Power Plant Construction Contract, or the Power Plant Construction Contractor has provided performance securities in the amount of one hundred and fifty percent (150%) of the estimated cost to complete in accordance with clause 6.10(d) of the Power Plant Construction Contract.

10.	The Borrower is in full compliance with its obligations under the current Environmental Management Plan, Environmental Impact Assessment and all other Environmental and Social Laws.

By: [Borrower’s Authorised Signatory]

Annex A – 2

Physical Completion Confirmation

To:

[Intercreditor Agent]
[Address]

Attention:

Copy:

[Borrower]
[Address]

Attention:

Sarulla Project
Physical Completion Confirmation

Dear Sir / Madam,

We refer to:

(a)	the common terms agreement dated [specify date] between [specify parties] (the Common Terms Agreement); and

(b)

the Physical Completion Certificate dated [specify date] delivered by the Borrower to you under the Common Terms Agreement, a copy of which is attached to this Physical Completion Certificate Confirmation (the Physical Completion Confirmation).

Capitalised terms used but not defined in this Physical Completion Confirmation shall have the same meanings as are given to them in the Common Terms Agreement.

We hereby certify, as of [insert applicable date] (Physical Completion Confirmation Date), that:

1.	We have reviewed the Physical Completion Certificate.

2.

The Borrower has provided us with copies of the Certificate of Final Facility Completion, each Certificate of Substantial Completion and each Completion Certificate referred to in the Physical Completion Certificate (together with any punchlist schedules or other annexes attached to each such certificate).

3.	The Borrower has provided us with:

(a)	all opportunity and access we requested of the Borrower in order to witness:

(i)

each of the Commissioning Tests (as defined in the Power Plant Construction Contract) and each of the tests specified in Section 4 (Final Tests) of the Schedule of Tests to the Power Plant Construction Contract; and

(ii)	the operation of the Second Generating Unit and the Third Generating Unit during the Integrated Capacity Test Period; and

(b)

the Capacity Test Report including copies of any calculation prepared by the Borrower and any supporting documentation, in connection with the determination of the Demonstrated Capacity specified in paragraph 6 of the Physical Completion Certificate.

4.	The Borrower has also provided us with the following information: [detail any other information provided by the Borrower in respect of the Physical Completion Certificate].

5.

We have reviewed the documents referred to in paragraphs 1 to 4 (inclusive) above and have performed such analysis and procedures that we have, in our reasonable judgment, deemed necessary for the purposes of issuing this Physical Completion Confirmation.

6.	Based on the carrying out of the reviews, analysis and procedures referred to in paragraph 5 above, we hereby certify that, as of the Physical Completion Confirmation Date:

(a)	we have no reason to believe that the certifications of the Borrower set forth in the Physical Completion Certificate are not reasonable and accurate; and

(b)	the calculations that form the basis of the certifications contained in the Physical Completion Certificate are accurate in all material respects.

[Senior Lenders’ Technical Advisor]

By:

Annex B-1

Form Of Operational Completion Certificate

To:

[Intercreditor Agent]

[Address]

Attention:

Copy:

[Technical Consultant]

[Address]

Attention:

Attention:

Sarulla Project
Operational Completion Certificate

Dear Sir / Madam,

We refer to the common terms agreement dated [specify date] between [specify parties] (the Common Terms Agreement). Capitalised terms used but not defined in this certificate shall have the same meanings as are given to them in the Common Terms Agreement.

1.

The Operational Completion Test Period for the First Generating Unit comprised a period of [thirty (30) consecutive days and commenced on [ ● ] and ended on [ ● ]] OR [thirty (30) days and commenced on [ ● ] and ended on [ ● ], and included Permitted Suspensions at the following times: [ ● ].

2.

The Operational Completion Test Period for the Combined Generating Unit comprised a period of [thirty (30) consecutive days and commenced on [ ● ] and ended on [ ● ]] OR [thirty (30) days and commenced on [ ● ] and ended on [ ● ], and included Permitted Suspensions at the following times: [ ● ].

3.	All Operational Completion Test Periods were completed within a period of one hundred and twenty (120) days (including any Permitted Suspension).

Drilling and development of each Well

4.	Each Well [as described in Annex A hereto] has been drilled and completed in accordance with Prudent Utility Practice and the approved Drilling Program.

5.	Each of the Well Testing Facilities have been constructed in accordance with the Initial Drilling Contract and are being operated in accordance with Prudent Utility Practice.

6.	All connections between the Wells and Electricity Generation Facilities have been constructed, operated and maintained in accordance with Prudent Utility Practice.

Operational Completion Test Period

During each Operational Completion Test Period (other than during any Permitted Suspension):

7.	the Electricity Generation Facilities and the Field Facilities were operated in accordance with the Operational Completion Test Procedures.

8.	the following parameters were recorded at least once per hour:

(a)	wellhead pressure of each production well;

(b)	separation pressure at the inlet to each separator, and steam pressure from the combined flow from the separator stations leaving each well pad;

(c)	steam flow rate from the combined flow from the separator stations leaving each well pad;

(d)	brine flow rate from the combined flow from each separator;

(e)	brine flow rate from the total flow entering each Generating Unit;

(f)	total steam and brine flow to each Generating Unit;

(g)	gross and net generation of Electricity at each Generating Unit;

(h)	combined brine and condensate flow rate to each injection well;

(i)	wellhead pressure or downhole pressure at each injection well;

(j)	downhole (reservoir) pressure in any dedicated monitoring wells.

9.	The measurements recorded in accordance with paragraph 6 above have been provided to the Senior Lenders’ Reserves Consultant.

Electricity Generation Facilities

10.	During the Operational Completion Test Period (other than during any Permitted Suspension) for the First Generating Unit:

(a)	the Borrower operated the Plant in accordance with the Operational Completion Test Procedures; and

(b)	the actual average net generating capacity of First Generating Unit was at least 90% of the [Target Unit Rated Capacity/Demonstrated Capacity][17] for the First Generating Unit.

[If the Demonstrated Capacity is less than the Target Unit Rated Capacity, the Borrower is in compliance with all of the Demonstrated Capacity Shortfall Arrangements]

2.	During the Operational Completion Test Period for the Second Generating Unit and Third Generating Unit (other than during any Permitted Suspension):

[17]

Note, the Demonstrated Capacity should be used in this certification if the Intercreditor Agent has approved Demonstrated Capacity Shortfall Arrangements with respect to a Generating Unit pursuant to paragraph 1.3.

(a)	the Borrower operated the Plant in accordance with the Operational Completion Test Procedures; and

(b)

the actual average net generating capacity of the each of the Second Generating Unit and the Third Generating was at least 90% of its Target Unit Rated Capacity/Demonstrated Capacity][18] for that Generating Unit.

[If any Demonstrated Capacity is less than the Target Unit Rated Capacity, the Borrower is in compliance with all of the Demonstrated Capacity Shortfall Arrangements]

Operation and Capacity of Wells

During the Operational Completion Test Period for each Field:

11.

Each Well in that Field has been operated during the Operational Completion Test Period (simultaneously with each other Well, other than any Well that was closed in accordance with the Operational Completion Test Procedures) in accordance with Prudent Utility Practice.

12.	The Field demonstrated a combined Well Production Capacity that meets or exceeds the Resource Completion Target for Production Wells.

13.	The Field demonstrated a combined Well Injection Capacity that meets or exceeds the applicable Resource Completion Target for Injection Wells.

14.	Each Injection Well in that Field was operated at or below its maximum wellhead pressure.

Mechanical Failures

15.	There are no indications of a mechanical failure of any Well or any material failures subsisting at any Wells at the conclusion of any Operational Completion Test Period.

[Borrower]

By:

[Authorised Signatory]

[18]

Note, the Demonstrated Capacity should be used in this certification if the Intercreditor Agent has approved Demonstrated Capacity Shortfall Arrangements with respect to a Generating Unit pursuant to paragraph 1.3.

Annex B-2
Form Of Operational Completion Confirmation

To:

[Intercreditor Agent]

[Address]

Attention:

Copy:

[Borrower]

[Address]

Attention:

Sarulla Project
Operational Completion Certificate Confirmation

Dear Sir / Madam,

We refer to:

(a)	the common terms agreement dated [specify date] between [specify parties] (the Common Terms Agreement); and

(b)

the Operational Completion Certificate dated [specify date] delivered by the Borrower to you under the Common Terms Agreement, a copy of which is attached to this Operational Completion Confirmation (the Operational Completion Certificate).

Capitalised terms used but not defined in this Operational Completion Confirmation shall have the same meanings as are given to them in the Common Terms Agreement. This Operational Completion Confirmation is dated as of [specify date] (the Operational Completion Confirmation Date).

We hereby certify, as of the Operational Completion Confirmation Date, that:

1.	We have reviewed the Operational Completion Certificate.

2.	The Borrower has provided us with:

(a)	the Operational Completion Test Report, the Capacity Test Report, the Drilling Program and/or revised Well Maintenance and Drilling Projection;

(b)	copies of reports supporting the certifications given by the Borrower in the Operational Completion Certificate;

(c)	[the following other data and information in connection with the performance of the Operational Completion Test Procedures;] [summarise any other information provided by Borrower]

(d)

all opportunity and access we requested of the Borrower in order to witness the [insert description of tests that LRC wishes to witness under Initial Drilling Contract] tests performed in accordance with the Initial Drilling Contract;

(e)

all opportunity and access we requested of the Borrower in order to witness such portions of the applicable Operational Completion Test Period and any tests stipulated in the Operational Completion Test Procedures, which we reasonably considered necessary to witness for the purposes of this Operational Certificate Confirmation.

3.

We have reviewed the reports and other data referred to in paragraph 2 above and have performed such analysis and procedures that (taking into consideration representations made by the Borrower) we have, in our reasonable judgment, deemed necessary for the purposes of issuing this Operational Completion Confirmation.

4.	Based on the carrying out of the reviews, analysis and procedures referred to in paragraphs 1 and 3 above, we hereby certify that, as of the Operational Certificate Confirmation Date:

(a)	we have no reason to believe that the certifications of the Borrower set forth in the Operational Completion Certificate are not reasonable and accurate;

(b)	the calculations that form the basis of the certifications contained therein are accurate in all material respects; and

(c)	we have made the following corrections and estimations in connections with the Operational Completion Certificate: [.]

[Senior Lenders’ Reserves Consultant]

By:

Schedule 12

Project Milestones

Part A

CONSTRUCTION MILESTONES

First Generating Unit

No.	Construction Milestone	Project Milestone Date (month from the Closing Date)	Documentation to be delivered
1.	Completion of site preparation work for the First Generating Unit	8	Progress Report reasonably approved by Operator
2.	Completion of the foundation work for the Steam Turbine Generator (“STG”) and service building for the First Generating Unit	13	Progress Report reasonably approved by Operator
3.	Last Ormat Energy Converter (“OEC”) turbines for the First Generating Unit shipped from the point of exportation	16	Copy of Packing List
4.	STG delivered to the Project Site	16	Bill of lading
5.	150kV transmission line & switchyard (“SWYD”) equipment delivered to the Project Site	17	Bill of lading
6.	Completion of the installation of the plant water system and gathering piping line	20	Progress Report reasonably approved by the Operator
7.	Completion of the installation of the STG, compressed air system, and firefighting system	21	Progress Report reasonably approved by the Operator
8.	Completion of pre-commissioning for main power transformer & generator circuit breaker (“GCB”)	24	Test Report reasonably approved by the Operator
9.	Completion of installation of all of the OECs	26	Progress Report reasonably approved by the Operator

Second Generating Unit and Third Generating Unit

No.	Construction Milestone	Project Milestone Date (month after the Closing Date)	Documentation to be delivered
10.	Completion of site preparation work for the Second Generating Unit	14	Progress Report reasonably approved by the Operator
11.	150 kV transmission line and SWYD equipment delivered to the Project Site	22	Bill of lading
12.	Completion of foundation work for the STG for the Second Generating Unit	23	Progress Report reasonably approved by the Operator
13.	STG, plant water system and electrical distribution system equipment for the Second Generating Unit delivered to the Project Site	28	Bill of lading
14.	Last OEC turbines for the Second Generating Unit shipped from the point of exportation	28	Copy of Packing List
15.	Completion of the gathering and separation system installation work for the Second Generating Unit	33	Progress Report reasonably approved by the Operator
16.	Completion of pre-commissioning for the main power transformer, GCB, isolated-phase bus, 150kV substation and transmission line for the Second Generating Unit	35	Test Report reasonably approved by the Operator
17.	Last OEC turbines for the Third Generating Unit shipped from the point of exportation	36	Copy of Packing List
18.	Completion of the installation of the OECs & air cooled condenser for the Second Generating Unit	37	Progress Report reasonably approved by the Operator
19.	Completion of the installation of the STG for the Third Generating Unit	39	Progress Report reasonably approved by the Operator
20.	Completion of the installation of the OECs & air cooled condenser for the Third Generating Unit	43	Progress Report reasonably approved by the Operator

Note: Substantial completion of each of the milestones in this Part A would qualify as completion for the purposes of compliance with the above milestones.

Part B

DRILLING MILESTONES

1.     Silangkitang Field

Table 1.1      Drilling Milestone

No.	Drilling Milestone[19]	Project Milestone Date (month after the Closing Date)	Additional Conditions[20]

21.	25% of the aggregate Target Rate listed in Table 1.2 below for Total Well Production Capacity and Total Well Injection Capacity	16	The Production Well referred to as “SIL1-3” must be repaired and tested if its capacity is to be included in assessing whether Project Milestones No. 21-23 has been achieved.
22.	75% of the aggregate Target Rate listed in Table 1.2 below for Total Well Production Capacity and Total Well Injection Capacity	20	Minimum of 50% of the Target Rate for Total Well Production Capacity and 50% of Target Rate for Total Well Injection Capacity
23.	100% of the aggregate Target Rate listed in Table 1.2 below for Total Well Production Capacity and Total Well Injection Capacity	25

Table 1.2       Target Rate

Overall Capacity of all Wells	Description of Parameter	Target Rate (tonnes/hour)
Total Well Production Capacity[21]	steam rate	724
	brine rate	2,894
Total Well Injection Capacity [22]	brine and condensate	3,618

[19]	Percentage (%) based on a combined average capacity of Injection Wells and Production Wells

[20]	Terms and “Injection Well”, “Production Well”, “Well Injection Capacity” and “Well Production Capacity” are defined in Schedule 11.

[21]	“Total Well Production Capacity” means the aggregate Well Production Capacity of all Production Wells in a Field.

[22]	“Total Well Injection Capacity” means the aggregate Well Injection Capacity of all Injection Wells in a Field.

Table 1.3      Reference Conditions for determination of the achievement of the Drilling Milestone

Type of Well	Reference Condition	Bar absolute
Production Wells	Minimum wellhead pressure for each Production Well	20.7 *
	Separation pressure	20 *
Injection Wells	Maximum wellhead pressure for each Injection Well	9.8*

*or equivalent flow/pressure values that will yield the same net power output, to the satisfaction of the Senior Lenders’ Technical Advisor

2.     Namora-I-Langit Field

Table 2.1      Drilling Milestone

No.	Drilling Milestone	Project Milestone Date (Month after Closing Date)	Additional Conditions

24.	-	11	2 successful Production Wells completed and tested
25.	20% of the aggregate Target Rate listed in Table 2.2 below for Total Well Production Capacity and Total Well Injection Capacity	14
26.	40% of the aggregate Target Rate listed in Table 2.2 below for Total Well Production Capacity and Total Well Injection Capacity	20	Minimum of 30% of the Target Rate for Total Well Injection Capacity and 30% of the Target Rate for Total Well Production Capacity
27.	65% of the aggregate Target Rate listed in Table 2.2 below for Total Well Production Capacity and Total Well Injection Capacity	25	Minimum of 50% of the Target Rate for Total Well Injection Capacity and 50% of the Target Rate for Total Well Production Capacity
28.	100% of the aggregate Target Rate listed in Table 2.2 below for Total Well Production Capacity and Total Well Injection Capacity	34

Table 2.2     Target Rate

Overall Target Capacity of all Wells	Description of Parameter	Target Rate (tonnes/hour)
Total Well Production Capacity	steam rate	1,878
	brine rate	7,984
Total Well Injection Capacity	brine and condensate	9,862

Table 2.3      Reference Conditions for determination of the achievement of the Drilling Milestones

Type of Well	Reference Condition	Bar absolute
Production Wells	Minimum wellhead pressure for each Production Well	12.5 *
	Separation pressure	11 *
Injection Wells	Maximum wellhead pressure for each Injection Well at wellpad WJR1	12 *
	Maximum wellhead pressure for each Injection Well at wellpad WJR2	17 *

*or equivalent flow/pressure values that will yield the same net power output, to the satisfaction of the Senior Lenders’ Technical Advisor

Schedule 13

Project Site

0
250
500 METERS

KEYPLAN :

LEGEND

Sarulla Operations Ltd.

SARULLA SIL GEOTHERMAL POWER PLANT

LA PLANT SIL

Onan hasang
PRODUCTION
FOREST
CONVERTIBLE
PRODUCTION
FOREST
0 100
500
1000 METERS
LEGEND
Sarulla
Sarulla Operations Ltd.
SARULLA NIL GEOTHERMAL POWER PLANT
PLANT NIL

SIGNATORIES

Borrower

EXECUTED as a deed under the COMMON SEAL of: **KYUDEN SARULLA PTE. LTD.**, which was hereunto affixed in the presence of:	))))))	中谷 敬二
Name: Keiji Nakatani (Director)		(Witness) Takashi Tojiri (~~Company Secretary~~ / Director / ~~Authorised Signatory~~)
Address: 158 CECIL STREET, #11-01, SINGAPORE (069545)		

Common Terms Agreement
Signature Page - 1

Borrower

EXECUTED as a deed by:)
ORSARULLA INC.,)
acting by)
AMNON GABBAY)
acting under authority of that)
company, in the presence of:)

Name: Daijiroh Watanabe

Address: 5-1, Kita Aoyama 2-Chome, Minato-ku, Tokyo 107-8077, Japan

(Signature of witness)

Common Terms Agreement
Signature Page - 2

Borrower

EXECUTED as a deed by:
PT MEDCO GEOPOWER SARULLA
acting by

NOOR WAHYU HIDAYAT

acting under authority of that company, in the presence of:

)))))))))

............NOOR WAHYU HIDAYAT............

Name: IBNU NURZAMAN

Address: GD. THE ENERGY Lt.50

SCBD LOT 11A, JL. JEND. SUDIRMAN

JAK-SEL 12190, INDONESIA

............IBNU NURZAMAN............
(Signature of witness)

Common Terms Agreement
Signature Page - 3

Borrower

EXECUTED as a deed by:)
SARULLA OPERATIONS LTD)
acting by)
)
Takao Shinohara)
)
acting under authority of that)
company, in the presence of:)
) ....

Name: Mika Akazawa

Address: Power Project Section No.3 Power Project Department ITOCHU Corporation 5-1, Kita-Aoyama 2chome, Minatoku, Tokyo 107-8077, Japan

....
(Signature of witness)

Common Terms Agreement
Signature Page - 4

Borrower

EXECUTED as a deed by: **SARULLA POWER ASSET LIMITED** acting by Tsuyoshi Okada acting under authority of that company, in the presence of:	))))))))) 岡田剛

Name: Yasuo Yamaji

Address: 1-82, Watanabe-dori 2-Chome, Chuo-ku,

Fukuoka, 810-8270 Japan

(Signature of witness)

Common Terms Agreement
Signature Page - 5

ADB

EXECUTED as a deed by:
ASIAN DEVELOPMENT BANK, in its individual capacity, and signed sealed and delivered as a deed on its behalf by)))))))

Christopher Thieme
Director
Infrastructure Finance Division 2

in the presence of:

Name: Lazeena Rahman

(Signature of witness)

Address: 6 ADB Avenue, Ortigas Center
Mandaluyong City
Metro Manila, Philippines

Common Terms Agreement
Signature Page - 6

ADB

EXECUTED as a deed by:
ASIAN DEVELOPMENT BANK, not in its individual capacity but solely in its capacity as an implementing entity of the Clean Technology Fund, and signed sealed and delivered as a deed on its behalf by))))))))

L.S
Christopher Thieme
Director
Infrastructure Finance Division 2

in the presence of:

Name: Lazeena Rahman

Address: 6 ADB Avenue, Ortigas Center (Signature of witness)

Mandaluyong City

Metro Manila, Philippines

Common Terms Agreement
Signature Page - 7

ADB

EXECUTED as a deed by: **ASIAN DEVELOPMENT BANK,** not in its individual capacity but solely in its capacity as an implementing entity of the Canadian Climate Fund for the Private Sector in Asia under the Clean Energy Financing Partnership Facility (established by the Government of Canada), and signed sealed and delivered as a deed on its behalf	)	L.S. Christopher Thieme Director Infrastructure Finance Division 2

in the presence of:

Name: Lazeena Rahman .... (Signature of witness)

Address: 6 ADB Avenue, Ortigas Center

Mandaluyong City, Philippines

....

Common Terms Agreement
Signature Page - 8

EXECUTED as a deed by:)
JAPAN BANK FOR INTERNATIONAL COOPERATION)
acting by Yuichiro Yoi, Deputy Director, Division 2, Power and Water Finance Department, Infrastructure Finance Group)

acting under authority of that company, in the presence of:) ....Yuichiro Yoi..........

Name: Hiroki Kobayashi ....[signature]..........
(Signature of witness)

Address: Latham & Watkins Gaikokuho Joint Enterprise
Marunouchi Building, 32nd Floor
2-4-1 Marunouchi, Chiyoda-ku
Tokyo 100-6332

Common Terms Agreement
Signature Page - 9

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by:)
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)
acting by Sonali Tang)
)
)
)
acting under authority of that company,)
in the presence of:)
) Sonali C Tang
....

Name: Takamitsu Ishijima

Address: 9 Raffles Place #01-01

Republic Plaza

Singapore 048619

....
(Signature of witness)

Common Terms Agreement
Signature Page - 10

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by:
ING BANK N.V., TOKYO BRANCH
acting by

Erwin Maspolim, Managing Director
Adrian Lian, Associate

acting under authority of that company, in the presence of:

Name: CAROLINE KING

Address: LATHAM & WATKINS LLP
9 RAFFLES PLACE
#42-02 REPUBLIC PLAZA
SINGAPORE 048619

(Signature of witness)

Common Terms Agreement
Signature Page - 11

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by: **MIZUHO BANK, LTD.** acting by Yukitaka Tsukahara General Manager of Asia Department acting under authority of that company, in the presence of:	)))))))) ....

Name: Isabella McDermid

Address: LATHAM & WATKINS LLP
9 RAFFLES PLACE
#42-02 REPUBLIC PLAZA
SINGAPORE 048619

....
(Signature of witness)

Common Terms Agreement
Signature Page - 12

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by: **NATIONAL AUSTRALIA BANK LIMITED** acting by **SAMUEL WATSON** acting under authority of that company, in the presence of:	))))))))) ....

Name: LEE LIN XI

Address: 12 MARINA VIEW #20-02

ASIA SQUARE TOWER 2

SINGAPORE 018961

....
(Signature of witness)

Common Terms Agreement
Signature Page - 13

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by:)
SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH)
acting by)
Takashi Okawara)
Chief Risk Officer)
acting under authority of that)
company, in the presence of:) ....

....
(Signature of witness)

Name: Hiroyuki Nishiguchi

Address: Ark Mori Bldg
1-12-32 Akasaka
Minato-ku Tokyo Japan

Common Terms Agreement
Signature Page - 14

Mandated Lead Arranger and Covered Lender

EXECUTED as a deed by:)
SUMITOMO MITSUI BANKING CORPORATION)
acting by)
NOBURU KATO)
General Manager & Head)
Investment Banking Department Asia)
acting under authority of that)
company, in the presence of:) ....

Name: Allen Hsiao

Address: 3 Temasek Avenue

#06-01 Centennial Tower

Singapore 039190

....
(Signature of witness)

Common Terms Agreement
Signature Page - 15

Hedging Counterparty

EXECUTED as a deed by:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
acting by
Sonali Tang

acting under authority of that
company, in the presence of:

Sonali C Tang
....

Name: Takamitsu Ishijima
Address: 9 Raffles Place #01-01
Republic Plaza
Singapore 048619

T. Ishijima
....
(Signature of witness)

Common Terms Agreement
Signature Page - 16

Hedging Counterparty

EXECUTED as a deed by:)
ING BANK N.V.)
acting by)
Erwin Maspolim, Managing Director)
Adrian Lian, Associate) ....
acting under authority of that)
company, in the presence of:) ....

Name: CAROLINE KING ....
(Signature of witness)

Address: LATHAM & WATKINS LLP
9 RAFFLES PLACE
#42-02 REPUBLIC PLAZA
SINGAPORE 048619

Common Terms Agreement
Signature Page - 17

Hedging Counterparty

EXECUTED as a deed by: **MIZUHO BANK, LTD.,** acting by Yukitaka Tsukahara General Manager of Asia Department acting under authority of that company, in the presence of:	)))))))) Yukitaka Tsukahara ....

Name: Isabella McDermid

Address: ....

....

(Signature of witness)

Common Terms Agreement
Signature Page - 18

Hedging Counterparty

EXECUTED as a deed by:)
NATIONAL AUSTRALIA BANK LIMITED)
acting by)

SAMUEL WATSON)

acting under authority of that)
company, in the presence of:)

....

Name: LEE LIN XI

Address: 12 MARINA VIEW #20-02

ASIA SQUARE TOWER 2

SINGAPORE 018961

....
(Signature of witness)

Common Terms Agreement
Signature Page - 19

Hedging Counterparty

EXECUTED as a deed by:)
SOCIÉTÉ GÉNÉRALE)
acting by)
Yann Garnier)
Head of Global Market Sales, Asia Pacific)
)
acting under authority of that)
company, in the presence of:)
) ....

....
(Signature of witness)

Name: Samuel HENRY

Address: SOCIÉTÉ GÉNÉRALE

Three Pacific Place

1 Queen's Road East, HONG KONG

Common Terms Agreement
Signature Page - 20

Hedging Counterparty

EXECUTED as a deed by: **SUMITOMO MITSUI BANKING CORPORATION** acting by NOBURU KATO General Manager & Head Investment Banking Department Asia acting under authority of that company, in the presence of:	)))))))))	....

Name: Allen Hsiao

Address: 3 Temasek Avenue

#06-01 Centennial Tower

Singapore 039190

....

(Signature of witness)

Common Terms Agreement
Signature Page - 21

Covered Lenders Facility Agent

EXECUTED as a deed by: **MIZUHO BANK, LTD.** in its capacity as Covered Lenders Facility Agent, acting by Yukitaka Tsukahara General Manager of Asia Department acting under authority of that company, in the presence of:	) Yukitaka Tsukahara) …………………………………

Name: Isabella McDermid

Address: LATHAM & WATKINS LLP
9 RAFFLES PLACE
#42-02 REPUBLIC PLAZA
SINGAPORE 048619

………………………………………
(Signature of witness)

Common Terms Agreement
Signature Page - 22

Intercreditor Agent

EXECUTED as a deed by:
MIZUHO BANK, LTD.
in its capacity as Intercreditor Agent,
acting by

Yukitaka Tsukahara
General Manager of Asia Department

acting under authority of that
company, in the presence of:

)
)
)
)
)
)
)
)
)
) ....

Name: ....

Address: ....

....
(Signature of witness)

Common Terms Agreement
Signature Page - 23

JBIC Facility Agent

EXECUTED as a deed by:)
MIZUHO BANK, LTD.)
in its capacity as JBIC Facility Agent,)
acting by)
Yukitaka Tsukahara)
General Manager of Asia Department)
acting under authority of that)
company, in the presence of:) ....

Name: Isabella McDermid ....

(Signature of witness)

Address: ....

Common Terms Agreement
Signature Page - 24

Offshore Security Agent

EXECUTED as a deed by:
MIZUHO BANK (USA)
acting by

Brian T. Caldwell, Senior Vice President

acting under authority of that company, in the presence of:

Name: Rosa Martinez-Bynon

Address: 1251 Avenue of the Americas

New York, NY 10020

(Signature of witness)

Common Terms Agreement
Signature Page - 25

Onshore Security Agent

EXECUTED as a deed by:
PT. BANK MIZUHO INDONESIA
acting by

AKIHIRO SAITO
President Director

acting under authority of that company, in the presence of:

A. Saito
....

....
(Signature of witness)

Name: NICO AGUSTA

Address: Sinar Mas Land Plaza
Tower 2, 24th Floor
Jl. M.H. Thamrin 51
Jakarta 10350

Common Terms Agreement
Signature Page - 26